UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4118

Fidelity Securities Fund
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2015

Item 1. Reports to Stockholders

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments July 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments July 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments July 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments July 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments July 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Small Cap Growth

Fund

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Growth Fund	24.91%	18.43%	9.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund, a class of the fund, on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Patrick Venanzi: For the year, the fund's share classes easily outperformed the 20.07% return of the benchmark Russell 2000® Growth Index. (For specific class-level results, please see the Performance section of this report.) Security selection was the main driver behind relative results. Picks within consumer discretionary and information technology helped. The top individual contributor was an overweighting in 2U, which provides cloud-based online campuses and learning platforms for nonprofit colleges and universities. The company had consecutive quarters of good earnings results, with the stock jumping in March when Yale University announced it would partner with 2U on building an online degree program. Shares rose again in May after the firm announced first-quarter financial results that beat expectations, and increased guidance for full-year 2015 results. Conversely, we were hurt by a non-index stake in Accretive Health, a provider of revenue cycle management solutions for hospitals. First, shares tumbled in December 2014 after the firm released disappointing 2013 financial results. Then in July, key client Ascension Health offered to buy the firm below its current value. Accretive reported it was searching for "strategic alternatives" and that it would not renew its contract with Ascension - a major source of the firm's 2014 revenue. The stock subsequently plunged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Class A	1.26%
Actual		$ 1,000.00	$ 1,165.60	$ 6.77
Hypothetical A		$ 1,000.00	$ 1,018.55	$ 6.31
Class T	1.54%
Actual		$ 1,000.00	$ 1,164.10	$ 8.26
HypotheticalA		$ 1,000.00	$ 1,017.16	$ 7.70
Class B	2.09%
Actual		$ 1,000.00	$ 1,161.50	$ 11.20
Hypothetical A		$ 1,000.00	$ 1,014.43	$ 10.44
Class C	2.05%
Actual		$ 1,000.00	$ 1,161.60	$ 10.99
Hypothetical A		$ 1,000.00	$ 1,014.63	$ 10.24
Small Cap Growth	.97%
Actual		$ 1,000.00	$ 1,168.00	$ 5.21
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86
Class I	.97%
Actual		$ 1,000.00	$ 1,167.70	$ 5.21
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
2U, Inc.	2.4	1.3
Global Payments, Inc.	1.4	1.8
Huron Consulting Group, Inc.	1.4	1.7
G-III Apparel Group Ltd.	1.3	1.6
Vail Resorts, Inc.	1.2	1.4
Gartner, Inc. Class A	1.2	1.6
Mentor Graphics Corp.	1.2	0.0
Starz Series A	1.2	0.0
Deluxe Corp.	1.2	0.0
Universal Electronics	1.1	1.2
	13.6
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	29.2	26.3
Information Technology	24.4	26.3
Consumer Discretionary	17.3	17.5
Industrials	14.5	14.0
Financials	5.3	7.3
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 96.0%		Stocks 97.5%
	Other Investments 1.9%		Other Investments 1.2%
	Short-Term Investments and Net Other Assets (Liabilities) 2.1%		Short-Term Investments and Net Other Assets (Liabilities) 1.3%
* Foreign investments	3.6%	** Foreign investments	3.1%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
CONSUMER DISCRETIONARY - 17.3%
Auto Components - 0.7%
Tenneco, Inc. (a)	145,400	$ 7,242,374
Visteon Corp. (a)	54,100	5,384,573
		12,626,947
Diversified Consumer Services - 3.2%
2U, Inc. (a)(d)	1,274,330	40,893,251
Service Corp. International	429,100	13,091,841
		53,985,092
Hotels, Restaurants & Leisure - 3.1%
Churchill Downs, Inc.	22,055	2,978,748
DineEquity, Inc.	110,000	11,441,100
Domino's Pizza, Inc.	80,000	9,107,200
Vail Resorts, Inc.	190,800	20,928,852
Wingstop, Inc. (d)	230,800	7,911,824
		52,367,724
Household Durables - 2.3%
Libbey, Inc.	124,998	4,651,176
Tempur Sealy International, Inc. (a)	210,000	15,865,500
Universal Electronics, Inc. (a)	364,209	18,880,595
		39,397,271
Internet & Catalog Retail - 0.4%
HSN, Inc.	85,615	6,293,559
Leisure Products - 0.7%
Malibu Boats, Inc. Class A (a)	369,100	7,127,321
Vista Outdoor, Inc. (a)	90,000	4,245,300
		11,372,621
Media - 4.7%
AMC Networks, Inc. Class A (a)	175,019	14,740,100
Crown Media Holdings, Inc. Class A (a)	7,275	32,519
Gray Television, Inc. (a)	250,000	4,222,500
IMAX Corp. (a)	310,000	11,597,100
Live Nation Entertainment, Inc. (a)	455,200	11,935,344
Nexstar Broadcasting Group, Inc. Class A	280,000	16,060,800
Starz Series A (a)	493,945	19,980,075
		78,568,438
Specialty Retail - 0.5%
Asbury Automotive Group, Inc. (a)	90,000	7,947,000
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 1.7%
G-III Apparel Group Ltd. (a)	301,800	$ 21,799,014
Unifi, Inc. (a)	200,000	6,172,000
		27,971,014
TOTAL CONSUMER DISCRETIONARY		290,529,666
CONSUMER STAPLES - 1.5%
Food Products - 0.9%
Pinnacle Foods, Inc.	330,000	14,833,500
Household Products - 0.6%
Spectrum Brands Holdings, Inc.	95,000	10,065,250
TOTAL CONSUMER STAPLES		24,898,750
ENERGY - 0.8%
Energy Equipment & Services - 0.5%
Dril-Quip, Inc. (a)	83,900	4,900,599
Superior Drilling Products, Inc. (a)(e)	1,168,655	1,928,281
Xtreme Drilling & Coil Services Corp. (a)	1,289,000	2,552,670
		9,381,550
Oil, Gas & Consumable Fuels - 0.3%
StealthGas, Inc. (a)	890,400	5,012,952
TOTAL ENERGY		14,394,502
FINANCIALS - 5.3%
Banks - 1.7%
Investors Bancorp, Inc.	1,000,000	12,180,000
Pacific Premier Bancorp, Inc. (a)	899,977	17,108,563
		29,288,563
Capital Markets - 0.4%
E*TRADE Financial Corp. (a)	250,200	7,110,684
Consumer Finance - 0.5%
PRA Group, Inc. (a)(d)	120,493	7,657,330
Insurance - 1.3%
AmTrust Financial Services, Inc.	100,000	6,951,000
First American Financial Corp.	370,000	15,014,600
		21,965,600
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.5%
Colony Financial, Inc.	380,000	$ 8,633,600
Thrifts & Mortgage Finance - 0.9%
Meridian Bancorp, Inc. (a)	1,094,070	14,266,673
TOTAL FINANCIALS		88,922,450
HEALTH CARE - 29.2%
Biotechnology - 11.8%
Alder Biopharmaceuticals, Inc. (a)	100,000	4,642,000
Amicus Therapeutics, Inc. (a)	520,000	8,938,800
Anacor Pharmaceuticals, Inc. (a)	105,000	15,664,950
BioCryst Pharmaceuticals, Inc. (a)	250,000	3,870,000
Cara Therapeutics, Inc. (a)	102,517	2,184,637
Celldex Therapeutics, Inc. (a)(d)	293,400	6,909,570
Cellectis SA sponsored ADR	104,100	3,696,591
Cepheid, Inc. (a)	56,938	3,165,183
Chimerix, Inc. (a)	210,100	11,290,774
Clovis Oncology, Inc. (a)	80,000	6,754,400
Coherus BioSciences, Inc.	48,424	1,698,714
Curis, Inc. (a)	1,007,700	3,164,178
DBV Technologies SA sponsored ADR (a)	129,022	5,624,069
Dyax Corp. (a)	440,400	10,838,244
Dynavax Technologies Corp. (a)	160,000	4,705,600
Halozyme Therapeutics, Inc. (a)	285,137	6,655,098
Heron Therapeutics, Inc. (a)	175,000	5,659,500
Insmed, Inc. (a)	223,400	6,054,140
Intercept Pharmaceuticals, Inc. (a)	31,600	8,336,396
La Jolla Pharmaceutical Co. (a)(d)	152,622	4,639,709
Lion Biotechnologies, Inc. (a)(d)	410,000	3,509,600
Mirati Therapeutics, Inc. (a)	169,700	4,855,117
Novavax, Inc. (a)	1,239,903	14,953,230
Otonomy, Inc.	135,500	3,491,835
Portola Pharmaceuticals, Inc. (a)	140,000	6,921,600
ProNai Therapeutics, Inc.	7,331	200,869
Receptos, Inc. (a)	50,100	11,415,786
Repligen Corp. (a)	148,489	5,198,600
TESARO, Inc. (a)	110,000	6,380,000
Threshold Pharmaceuticals, Inc. (a)(d)	669,900	2,893,968
Ultragenyx Pharmaceutical, Inc. (a)	110,000	13,302,300
XOMA Corp. (a)(d)	570,634	416,905
		198,032,363
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 7.2%
Align Technology, Inc. (a)	100,000	$ 6,270,000
Atricure, Inc. (a)	310,000	8,614,900
CONMED Corp.	150,000	8,508,000
Cyberonics, Inc. (a)	151,122	9,278,891
Entellus Medical, Inc.	124,976	2,811,960
Globus Medical, Inc. (a)	250,000	7,015,000
Hologic, Inc. (a)	245,000	10,206,700
ICU Medical, Inc. (a)	100,008	9,992,799
Inogen, Inc. (a)	160,000	7,113,600
LDR Holding Corp. (a)	133,755	6,080,502
Nevro Corp.	216,200	10,976,474
NxStage Medical, Inc. (a)	650,300	9,286,284
Teleflex, Inc.	75,000	10,049,250
Wright Medical Group, Inc. (a)	575,000	14,858,000
		121,062,360
Health Care Providers & Services - 6.9%
Aceto Corp.	300,000	7,029,000
AMN Healthcare Services, Inc. (a)	410,300	12,075,129
BioTelemetry, Inc. (a)	192,018	2,348,380
Civitas Solutions, Inc.	303,757	6,831,495
HealthEquity, Inc. (a)	200,000	6,732,000
HealthSouth Corp.	380,000	17,366,000
LHC Group, Inc. (a)	150,000	6,043,500
Molina Healthcare, Inc. (a)	125,000	9,428,750
Surgical Care Affiliates, Inc. (a)	410,000	15,588,200
Team Health Holdings, Inc. (a)	244,200	16,461,522
Teladoc, Inc. (a)	145,000	4,577,650
VCA, Inc. (a)	190,000	11,690,700
		116,172,326
Health Care Technology - 1.4%
athenahealth, Inc. (a)(d)	110,557	15,473,558
Omnicell, Inc. (a)	60,478	2,208,657
Press Ganey Holdings, Inc.	177,059	5,543,717
		23,225,932
Life Sciences Tools & Services - 0.7%
Bruker Corp. (a)	521,500	10,977,575
Fluidigm Corp. (a)	90,000	1,802,700
		12,780,275
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.2%
Aratana Therapeutics, Inc. (a)	360,000	$ 6,343,200
Cardiome Pharma Corp. (a)	248,819	2,256,788
Ocular Therapeutix, Inc.	132,500	3,059,425
Prestige Brands Holdings, Inc. (a)	100,000	4,762,000
SCYNEXIS, Inc. (a)	400,000	3,180,000
		19,601,413
TOTAL HEALTH CARE		490,874,669
INDUSTRIALS - 14.5%
Aerospace & Defense - 1.7%
Aerojet Rocketdyne Holdings, Inc. (a)	367,491	8,602,964
Huntington Ingalls Industries, Inc.	65,000	7,631,650
Teledyne Technologies, Inc. (a)	123,000	12,751,410
		28,986,024
Building Products - 1.2%
A.O. Smith Corp.	130,000	9,336,600
Universal Forest Products, Inc.	170,000	10,795,000
		20,131,600
Commercial Services & Supplies - 4.6%
Deluxe Corp.	310,000	19,973,300
KAR Auction Services, Inc.	300,000	11,679,000
Knoll, Inc.	687,500	16,637,500
Matthews International Corp. Class A	160,018	8,616,969
Multi-Color Corp.	161,900	10,338,934
West Corp.	365,000	10,530,250
		77,775,953
Electrical Equipment - 1.3%
AZZ, Inc.	175,000	9,056,250
Babcock & Wilcox Enterprises, Inc. (a)	9,500	187,340
BWX Technologies, Inc.	531,000	13,041,360
		22,284,950
Machinery - 1.1%
Hillenbrand, Inc.	260,000	7,373,600
Mueller Industries, Inc.	343,400	11,115,858
		18,489,458
Professional Services - 4.0%
Advisory Board Co. (a)	150,000	8,985,000
CBIZ, Inc. (a)	1,316,100	12,897,780
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
Exponent, Inc.	255,000	$ 11,344,950
GP Strategies Corp. (a)	350,557	10,057,480
Huron Consulting Group, Inc. (a)	301,200	23,032,764
		66,317,974
Road & Rail - 0.6%
Swift Transporation Co. (a)	400,000	9,528,000
TOTAL INDUSTRIALS		243,513,959
INFORMATION TECHNOLOGY - 24.4%
Communications Equipment - 1.2%
CommScope Holding Co., Inc. (a)	340,000	10,665,800
Infinera Corp. (a)	358,377	8,579,545
		19,245,345
Electronic Equipment & Components - 1.3%
IPG Photonics Corp. (a)(d)	47,300	4,362,006
Jabil Circuit, Inc.	150,000	3,037,500
RealD, Inc. (a)	1,092,300	13,708,365
		21,107,871
Internet Software & Services - 3.2%
comScore, Inc. (a)	130,551	7,637,234
Cvent, Inc. (a)(d)	426,960	11,493,763
Demandware, Inc. (a)	120,000	9,067,200
Gogo, Inc. (a)(d)	350,488	6,389,396
Q2 Holdings, Inc. (a)	200,000	5,438,000
Stamps.com, Inc. (a)	208,711	14,317,575
		54,343,168
IT Services - 6.8%
Broadridge Financial Solutions, Inc.	160,100	8,688,627
CACI International, Inc. Class A (a)	80,000	6,570,400
Euronet Worldwide, Inc. (a)	160,000	10,960,000
Gartner, Inc. Class A (a)	232,130	20,559,754
Genpact Ltd. (a)	430,000	9,550,300
Global Payments, Inc.	210,500	23,594,945
Mattersight Corp. (a)(e)	1,854,975	12,150,086
Maximus, Inc.	220,000	15,006,200
Virtusa Corp. (a)	150,000	7,191,000
		114,271,312
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.0%
Cavium, Inc. (a)	58,210	$ 3,946,638
Cirrus Logic, Inc. (a)	450,000	14,854,500
MKS Instruments, Inc.	123,264	4,375,872
Monolithic Power Systems, Inc.	190,000	9,824,900
		33,001,910
Software - 9.5%
AVG Technologies NV (a)	280,000	8,047,200
Blackbaud, Inc.	260,000	15,901,600
Cadence Design Systems, Inc. (a)(d)	796,200	16,696,314
Digimarc Corp. (a)(d)	36,300	1,442,562
Ebix, Inc. (d)	124,017	3,843,287
Fleetmatics Group PLC (a)	195,000	9,334,650
HubSpot, Inc.	210,500	11,356,475
Imperva, Inc. (a)	100,000	6,570,000
Manhattan Associates, Inc. (a)	183,400	11,887,988
Mentor Graphics Corp.	780,000	20,350,200
Paylocity Holding Corp. (a)(d)	170,000	6,106,400
Progress Software Corp. (a)	483,700	14,356,216
Qlik Technologies, Inc. (a)	460,000	18,611,600
Verint Systems, Inc. (a)	255,200	14,857,744
		159,362,236
Technology Hardware, Storage & Peripherals - 0.4%
Nimble Storage, Inc. (a)(d)	265,937	7,345,180
TOTAL INFORMATION TECHNOLOGY		408,677,022
MATERIALS - 2.1%
Chemicals - 0.5%
Cytec Industries, Inc.	110,000	8,165,300
Containers & Packaging - 1.4%
Avery Dennison Corp.	100,000	6,085,000
Graphic Packaging Holding Co.	1,200,200	18,123,020
		24,208,020
Paper & Forest Products - 0.2%
TFS Corp. Ltd. (d)	2,400,000	2,578,792
TOTAL MATERIALS		34,952,112
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
inContact, Inc. (a)	1,214,000	$ 11,265,920
Vonage Holdings Corp. (a)	505,436	3,229,736
		14,495,656
TOTAL COMMON STOCKS (Cost $1,363,452,109)		1,611,258,786
Money Market Funds - 8.2%

Fidelity Cash Central Fund, 0.17% (b)	64,469,445	64,469,445
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	72,538,290	72,538,290
TOTAL MONEY MARKET FUNDS (Cost $137,007,735)		137,007,735
Equity Funds - 1.9%

Small Growth Funds - 1.9%
iShares Russell 2000 Growth Index ETF (d) (Cost $31,405,658)	200,000	30,990,000
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $1,531,865,502)		1,779,256,521
NET OTHER ASSETS (LIABILITIES) - (6.1)%		(101,610,380)
NET ASSETS - 100%		$ 1,677,646,141
Security Type Abbreviations
ETF	-	Exchange Traded Fund
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 43,708
Fidelity Securities Lending Cash Central Fund	664,654
Total	$ 708,362
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Mattersight Corp.	$ -	$ 11,000,002	$ -	$ -	$ 12,150,086
Superior Drilling Products, Inc.	8,049,395	212,441	408,453	-	1,928,281
Total	$ 8,049,395	$ 11,212,443	$ 408,453	$ -	$ 14,078,367
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $71,636,998) - See accompanying schedule: Unaffiliated issuers (cost $1,379,096,390)	$ 1,628,170,419
Fidelity Central Funds (cost $137,007,735)	137,007,735
Other affiliated issuers (cost $15,761,377)	14,078,367
Total Investments (cost $1,531,865,502)		$ 1,779,256,521
Cash		786,138
Receivable for investments sold		19,073,092
Receivable for fund shares sold		8,384,535
Dividends receivable		87,629
Distributions receivable from Fidelity Central Funds		55,876
Other receivables		54,301
Total assets		1,807,698,092

Liabilities
Payable for investments purchased	$ 55,000,596
Payable for fund shares redeemed	1,049,146
Accrued management fee	1,014,913
Distribution and service plan fees payable	91,566
Other affiliated payables	296,642
Other payables and accrued expenses	60,798
Collateral on securities loaned, at value	72,538,290
Total liabilities		130,051,951

Net Assets		$ 1,677,646,141
Net Assets consist of:
Paid in capital		$ 1,364,084,364
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		66,183,697
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		247,378,080
Net Assets		$ 1,677,646,141

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($123,369,546 ÷ 6,002,419 shares)	$ 20.55

Maximum offering price per share (100/94.25 of $20.55)	$ 21.80
Class T: Net Asset Value and redemption price per share ($52,667,039 ÷ 2,622,233 shares)	$ 20.08

Maximum offering price per share (100/96.50 of $20.08)	$ 20.81
Class B: Net Asset Value and offering price per share ($2,357,028 ÷ 124,107 shares)	$ 18.99

Class C: Net Asset Value and offering price per share ($55,671,491 ÷ 2,946,209 shares)	$ 18.90

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,345,684,071 ÷ 63,486,022 shares)	$ 21.20

Class I: Net Asset Value, offering price and redemption price per share ($97,896,966 ÷ 4,609,963 shares)	$ 21.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2015

Investment Income
Dividends		$ 5,957,242
Income from Fidelity Central Funds (including $664,654 from security lending)		708,362
Total income		6,665,604

Expenses
Management fee
Basic fee	$ 8,851,814
Performance adjustment	(551,250)
Transfer agent fees	2,715,918
Distribution and service plan fees	913,847
Accounting and security lending fees	423,000
Custodian fees and expenses	46,646
Independent trustees' compensation	5,261
Registration fees	139,484
Audit	62,075
Legal	3,043
Interest	4,117
Miscellaneous	9,013
Total expenses before reductions	12,622,968
Expense reductions	(173,323)	12,449,645
Net investment income (loss)		(5,784,041)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	109,364,383
Other affiliated issuers	(615,913)
Foreign currency transactions	6,149
Total net realized gain (loss)		108,754,619
Change in net unrealized appreciation (depreciation) on: Investment securities	166,441,450
Assets and liabilities in foreign currencies	(9,237)
Total change in net unrealized appreciation (depreciation)		166,432,213
Net gain (loss)		275,186,832
Net increase (decrease) in net assets resulting from operations		$ 269,402,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,784,041)	$ (5,539,870)
Net realized gain (loss)	108,754,619	529,975,803
Change in net unrealized appreciation (depreciation)	166,432,213	(344,219,184)
Net increase (decrease) in net assets resulting from operations	269,402,791	180,216,749
Distributions to shareholders from net realized gain	(103,188,484)	(306,246,236)
Share transactions - net increase (decrease)	214,155,809	(817,676,738)
Redemption fees	177,411	398,744
Total increase (decrease) in net assets	380,547,527	(943,307,481)

Net Assets
Beginning of period	1,297,098,614	2,240,406,095
End of period (including accumulated net investment loss of $0 and accumulated net investment loss of $4,082,221, respectively)	$ 1,677,646,141	$ 1,297,098,614

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 17.99	$ 19.66	$ 15.87	$ 16.42	$ 12.66
Income from Investment Operations
Net investment income (loss) C	(.13)	(.12)	(.04)	(.07) F	(.07) G
Net realized and unrealized gain (loss)	4.23	1.69	4.87	(.16)	3.84
Total from investment operations	4.10	1.57	4.83	(.23)	3.77
Distributions from net realized gain	(1.54)	(3.24)	(1.04)	(.32)	(.01) K
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 20.55	$ 17.99	$ 19.66	$ 15.87	$ 16.42
Total ReturnA, B	24.46%	8.58%	32.20%	(1.14)%	29.78%
Ratios to Average Net Assets D, H
Expenses before reductions	1.21%	1.22%	1.24%	1.35%	1.25%
Expenses net of fee waivers, if any	1.21%	1.22%	1.24%	1.35%	1.25%
Expenses net of all reductions	1.20%	1.22%	1.22%	1.34%	1.23%
Net investment income (loss)	(.67)%	(.62)%	(.26)%	(.49)%F	(.47)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,370	$ 88,822	$ 74,978	$ 59,684	$ 67,272
Portfolio turnover rate E	156%	148% J	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 17.66	$ 19.38	$ 15.68	$ 16.27	$ 12.57
Income from Investment Operations
Net investment income (loss) C	(.17)	(.16)	(.09)	(.11) F	(.11) G
Net realized and unrealized gain (loss)	4.13	1.66	4.82	(.16)	3.81
Total from investment operations	3.96	1.50	4.73	(.27)	3.70
Distributions from net realized gain	(1.54)	(3.22)	(1.03)	(.32)	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 20.08	$ 17.66	$ 19.38	$ 15.68	$ 16.27
Total ReturnA, B	24.10%	8.30%	31.87%	(1.41)%	29.44%
Ratios to Average Net Assets D, H
Expenses before reductions	1.49%	1.50%	1.49%	1.61%	1.50%
Expenses net of fee waivers, if any	1.48%	1.50%	1.49%	1.61%	1.50%
Expenses net of all reductions	1.47%	1.49%	1.48%	1.60%	1.49%
Net investment income (loss)	(.95)%	(.90)%	(.52)%	(.74)%F	(.73)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,667	$ 42,586	$ 34,686	$ 27,658	$ 30,764
Portfolio turnover rate E	156%	148% J	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.86	$ 18.65	$ 15.19	$ 15.86	$ 12.30
Income from Investment Operations
Net investment income (loss) C	(.25)	(.25)	(.16)	(.18) F	(.18) G
Net realized and unrealized gain (loss)	3.92	1.60	4.64	(.17)	3.74
Total from investment operations	3.67	1.35	4.48	(.35)	3.56
Distributions from net realized gain	(1.54)	(3.14)	(1.02)	(.32)	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.99	$ 16.86	$ 18.65	$ 15.19	$ 15.86
Total ReturnA, B	23.48%	7.73%	31.25%	(1.96)%	28.94%
Ratios to Average Net Assets D, H
Expenses before reductions	2.01%	2.01%	1.99%	2.10%	2.00%
Expenses net of fee waivers, if any	2.01%	2.01%	1.99%	2.10%	2.00%
Expenses net of all reductions	2.00%	2.01%	1.97%	2.09%	1.98%
Net investment income (loss)	(1.47)%	(1.41)%	(1.01)%	(1.23)%F	(1.22)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,357	$ 2,764	$ 3,486	$ 4,123	$ 5,295
Portfolio turnover rate E	156%	148% J	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.78	$ 18.62	$ 15.16	$ 15.83	$ 12.28
Income from Investment Operations
Net investment income (loss) C	(.25)	(.25)	(.16)	(.18) F	(.18) G
Net realized and unrealized gain (loss)	3.91	1.59	4.64	(.17)	3.73
Total from investment operations	3.66	1.34	4.48	(.35)	3.55
Distributions from net realized gain	(1.54)	(3.18)	(1.02)	(.32)	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.90	$ 16.78	$ 18.62	$ 15.16	$ 15.83
Total ReturnA, B	23.53%	7.70%	31.32%	(1.96)%	28.91%
Ratios to Average Net Assets D, H
Expenses before reductions	2.00%	2.01%	1.99%	2.10%	2.00%
Expenses net of fee waivers, if any	2.00%	2.00%	1.99%	2.10%	2.00%
Expenses net of all reductions	1.99%	2.00%	1.97%	2.09%	1.98%
Net investment income (loss)	(1.46)%	(1.41)%	(1.01)%	(1.24)%F	(1.22)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,671	$ 42,215	$ 32,756	$ 24,683	$ 24,914
Portfolio turnover rate E	156%	148% J	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.45	$ 20.07	$ 16.14	$ 16.65	$ 12.81
Income from Investment Operations
Net investment income (loss) B	(.07)	(.06)	.01	(.03) E	(.03) F
Net realized and unrealized gain (loss)	4.36	1.71	4.98	(.16)	3.90
Total from investment operations	4.29	1.65	4.99	(.19)	3.87
Distributions from net realized gain	(1.54)	(3.27)	(1.06)	(.32)	(.03) J
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 21.20	$ 18.45	$ 20.07	$ 16.14	$ 16.65
Total Return A	24.91%	8.87%	32.74%	(.88)%	30.20%
Ratios to Average Net Assets C, G
Expenses before reductions	.91%	.91%	.90%	1.03%	.95%
Expenses net of fee waivers, if any	.91%	.90%	.90%	1.03%	.95%
Expenses net of all reductions	.90%	.90%	.88%	1.02%	.93%
Net investment income (loss)	(.37)%	(.31)%	.08%	(.16)%E	(.17)%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,345,684	$ 1,069,105	$ 1,315,659	$ 1,166,101	$ 1,382,688
Portfolio turnover rate D	156%	148% I	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.49	$ 20.10	$ 16.17	$ 16.68	$ 12.83
Income from Investment Operations
Net investment income (loss) B	(.07)	(.06)	.01	(.03) E	(.03) F
Net realized and unrealized gain (loss)	4.36	1.72	4.98	(.16)	3.91
Total from investment operations	4.29	1.66	4.99	(.19)	3.88
Distributions from net realized gain	(1.54)	(3.27)	(1.06)	(.32)	(.03) J
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 21.24	$ 18.49	$ 20.10	$ 16.17	$ 16.68
Total Return A	24.85%	8.89%	32.65%	(.88)%	30.24%
Ratios to Average Net Assets C, G
Expenses before reductions	.93%	.92%	.92%	1.06%	.94%
Expenses net of fee waivers, if any	.93%	.92%	.92%	1.06%	.94%
Expenses net of all reductions	.91%	.92%	.91%	1.05%	.93%
Net investment income (loss)	(.39)%	(.32)%	.06%	(.19)%E	(.17)%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 97,897	$ 51,607	$ 51,158	$ 36,694	$ 41,440
Portfolio turnover rate D	156%	148% I	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. The Fund offered Class F shares during the period June 26, 2009 through November 15, 2013 and all outstanding shares were redeemed by November 15, 2013. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 284,169,323
Gross unrealized depreciation	(39,468,707)
Net unrealized appreciation (depreciation) on securities	$ 244,700,616

Tax Cost	$ 1,534,555,905

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,130,712
Undistributed long-term capital gain	$ 50,743,387
Net unrealized appreciation (depreciation) on securities and other investments	$ 244,687,677

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ -	$ 106,613,332
Long-term Capital Gains	103,188,484	199,632,904
Total	$ 103,188,484	$ 306,246,236

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,044,918,249 and $1,947,551,562, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 235,371	$ 4,756
Class T	.25%	.25%	224,894	-
Class B	.75%	.25%	25,039	18,886
Class C	.75%	.25%	428,543	68,843
			$ 913,847	$ 92,485

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 64,422
Class T	11,332
Class B*	1,032
Class C*	6,916
$ 83,702

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 240,180.25
Class T	124,717.28
Class B	7,532.30
Class C	125,384.29
Small Cap Growth	2,079,578.20
Class I	138,527.22
	$ 2,715,918

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $80,251 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 66,799,000.32%		$ 4,117

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,790 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $53,294 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $134,401 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $211.

Annual Report

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $5,837 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 1,650
Class T	799
Class B	5
Class C	651
Small Cap Growth	28,551
Class I	1,218
$ 32,874

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014 A
From net realized gain
Class A	$ 7,463,655	$ 13,043,180
Class T	3,715,268	6,310,012
Class B	242,938	574,582
Class C	3,707,592	6,249,863
Small Cap Growth	83,762,458	191,545,684
Class F	-	80,609,253
Class I	4,296,573	7,913,662
Total	$ 103,188,484	$ 306,246,236

A All Class F Shares were redeemed on November 15, 2013.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class A
Shares sold	2,167,593	1,706,264	$ 41,925,439	$ 32,017,468
Reinvestment of distributions	412,446	685,582	7,203,479	12,377,436
Shares redeemed	(1,515,208)	(1,267,150)	(27,623,856)	(23,663,751)
Net increase (decrease)	1,064,831	1,124,696	$ 21,505,062	$ 20,731,153

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Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class T
Shares sold	659,898	787,491	$ 12,282,234	$ 14,539,628
Reinvestment of distributions	211,200	341,036	3,613,802	6,061,090
Shares redeemed	(660,724)	(506,140)	(11,765,139)	(9,192,820)
Net increase (decrease)	210,374	622,387	$ 4,130,897	$ 11,407,898
Class B
Shares sold	11,802	11,205	$ 209,809	$ 198,217
Reinvestment of distributions	14,482	32,147	235,501	548,598
Shares redeemed	(66,110)	(66,282)	(1,127,352)	(1,168,208)
Net increase (decrease)	(39,826)	(22,930)	$ (682,042)	$ (421,393)
Class C
Shares sold	992,298	918,904	$ 17,729,436	$ 16,220,240
Reinvestment of distributions	216,825	347,970	3,508,500	5,911,022
Shares redeemed	(778,826)	(510,512)	(13,034,787)	(8,883,388)
Net increase (decrease)	430,297	756,362	$ 8,203,149	$ 13,247,874
Small Cap Growth
Shares sold	23,816,242	30,614,664	$ 475,203,336	$ 589,831,022
Reinvestment of distributions	4,527,816	10,184,956	81,276,349	187,557,177
Shares redeemed	(22,793,867)	(48,426,256)B	(412,013,233)	(934,113,968)B
Net increase (decrease)	5,550,191	(7,626,636)	$ 144,466,452	$ (156,725,769)
Class F
Shares sold	-	768,083	$ -	$ 15,293,461
Reinvestment of distributions	-	4,357,257	-	80,609,253
Shares redeemed	-	(41,060,113)B	-	(806,457,595)B
Net increase (decrease)	-	(35,934,773)	$ -	$ (710,554,881)
Class I
Shares sold	2,387,318	933,934	$ 47,676,724	$ 18,129,031
Reinvestment of distributions	220,272	381,830	3,963,647	7,062,159
Shares redeemed	(789,017)	(1,069,577)	(15,108,080)	(20,552,810)
Net increase (decrease)	1,818,573	246,187	$ 36,532,291	$ 4,638,380

A All Class F Shares were redeemed on November 15, 2013.

B Amount includes in-kind redemptions.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Fund (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010/2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay on September 14, 2015, to shareholders of record at the opening of business on September 11, 2015, a distribution of $0.785 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $75,767,806, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Small Cap Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SCP-UANN-0915
1.803694.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2015

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Small Cap
Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	17.30%	16.66%	8.68%
Class T (incl. 3.50% sales charge)	19.76%	16.89%	8.65%
Class B (incl. contingent deferred sales charge) A	18.48%	16.94%	8.74%
Class C (incl. contingent deferred sales charge) B	22.53%	17.17%	8.50%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Growth Fund - Class A on July 31, 2005, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Patrick Venanzi: For the year, the fund's share classes easily outperformed the 20.07% return of the benchmark Russell 2000® Growth Index. (For specific class-level results, please see the Performance section of this report.) Security selection was the main driver behind relative results. Picks within consumer discretionary and information technology helped. The top individual contributor was an overweighting in 2U, which provides cloud-based online campuses and learning platforms for nonprofit colleges and universities. The company had consecutive quarters of good earnings results, with the stock jumping in March when Yale University announced it would partner with 2U on building an online degree program. Shares rose again in May after the firm announced first-quarter financial results that beat expectations, and increased guidance for full-year 2015 results. Conversely, we were hurt by a non-index stake in Accretive Health, a provider of revenue cycle management solutions for hospitals. First, shares tumbled in December 2014 after the firm released disappointing 2013 financial results. Then in July, key client Ascension Health offered to buy the firm below its current value. Accretive reported it was searching for "strategic alternatives" and that it would not renew its contract with Ascension - a major source of the firm's 2014 revenue. The stock subsequently plunged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Class A	1.26%
Actual		$ 1,000.00	$ 1,165.60	$ 6.77
Hypothetical A		$ 1,000.00	$ 1,018.55	$ 6.31
Class T	1.54%
Actual		$ 1,000.00	$ 1,164.10	$ 8.26
HypotheticalA		$ 1,000.00	$ 1,017.16	$ 7.70
Class B	2.09%
Actual		$ 1,000.00	$ 1,161.50	$ 11.20
Hypothetical A		$ 1,000.00	$ 1,014.43	$ 10.44
Class C	2.05%
Actual		$ 1,000.00	$ 1,161.60	$ 10.99
Hypothetical A		$ 1,000.00	$ 1,014.63	$ 10.24
Small Cap Growth	.97%
Actual		$ 1,000.00	$ 1,168.00	$ 5.21
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86
Class I	.97%
Actual		$ 1,000.00	$ 1,167.70	$ 5.21
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
2U, Inc.	2.4	1.3
Global Payments, Inc.	1.4	1.8
Huron Consulting Group, Inc.	1.4	1.7
G-III Apparel Group Ltd.	1.3	1.6
Vail Resorts, Inc.	1.2	1.4
Gartner, Inc. Class A	1.2	1.6
Mentor Graphics Corp.	1.2	0.0
Starz Series A	1.2	0.0
Deluxe Corp.	1.2	0.0
Universal Electronics	1.1	1.2
	13.6
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	29.2	26.3
Information Technology	24.4	26.3
Consumer Discretionary	17.3	17.5
Industrials	14.5	14.0
Financials	5.3	7.3
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 96.0%		Stocks 97.5%
	Other Investments 1.9%		Other Investments 1.2%
	Short-Term Investments and Net Other Assets (Liabilities) 2.1%		Short-Term Investments and Net Other Assets (Liabilities) 1.3%
* Foreign investments	3.6%	** Foreign investments	3.1%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
CONSUMER DISCRETIONARY - 17.3%
Auto Components - 0.7%
Tenneco, Inc. (a)	145,400	$ 7,242,374
Visteon Corp. (a)	54,100	5,384,573
		12,626,947
Diversified Consumer Services - 3.2%
2U, Inc. (a)(d)	1,274,330	40,893,251
Service Corp. International	429,100	13,091,841
		53,985,092
Hotels, Restaurants & Leisure - 3.1%
Churchill Downs, Inc.	22,055	2,978,748
DineEquity, Inc.	110,000	11,441,100
Domino's Pizza, Inc.	80,000	9,107,200
Vail Resorts, Inc.	190,800	20,928,852
Wingstop, Inc. (d)	230,800	7,911,824
		52,367,724
Household Durables - 2.3%
Libbey, Inc.	124,998	4,651,176
Tempur Sealy International, Inc. (a)	210,000	15,865,500
Universal Electronics, Inc. (a)	364,209	18,880,595
		39,397,271
Internet & Catalog Retail - 0.4%
HSN, Inc.	85,615	6,293,559
Leisure Products - 0.7%
Malibu Boats, Inc. Class A (a)	369,100	7,127,321
Vista Outdoor, Inc. (a)	90,000	4,245,300
		11,372,621
Media - 4.7%
AMC Networks, Inc. Class A (a)	175,019	14,740,100
Crown Media Holdings, Inc. Class A (a)	7,275	32,519
Gray Television, Inc. (a)	250,000	4,222,500
IMAX Corp. (a)	310,000	11,597,100
Live Nation Entertainment, Inc. (a)	455,200	11,935,344
Nexstar Broadcasting Group, Inc. Class A	280,000	16,060,800
Starz Series A (a)	493,945	19,980,075
		78,568,438
Specialty Retail - 0.5%
Asbury Automotive Group, Inc. (a)	90,000	7,947,000
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 1.7%
G-III Apparel Group Ltd. (a)	301,800	$ 21,799,014
Unifi, Inc. (a)	200,000	6,172,000
		27,971,014
TOTAL CONSUMER DISCRETIONARY		290,529,666
CONSUMER STAPLES - 1.5%
Food Products - 0.9%
Pinnacle Foods, Inc.	330,000	14,833,500
Household Products - 0.6%
Spectrum Brands Holdings, Inc.	95,000	10,065,250
TOTAL CONSUMER STAPLES		24,898,750
ENERGY - 0.8%
Energy Equipment & Services - 0.5%
Dril-Quip, Inc. (a)	83,900	4,900,599
Superior Drilling Products, Inc. (a)(e)	1,168,655	1,928,281
Xtreme Drilling & Coil Services Corp. (a)	1,289,000	2,552,670
		9,381,550
Oil, Gas & Consumable Fuels - 0.3%
StealthGas, Inc. (a)	890,400	5,012,952
TOTAL ENERGY		14,394,502
FINANCIALS - 5.3%
Banks - 1.7%
Investors Bancorp, Inc.	1,000,000	12,180,000
Pacific Premier Bancorp, Inc. (a)	899,977	17,108,563
		29,288,563
Capital Markets - 0.4%
E*TRADE Financial Corp. (a)	250,200	7,110,684
Consumer Finance - 0.5%
PRA Group, Inc. (a)(d)	120,493	7,657,330
Insurance - 1.3%
AmTrust Financial Services, Inc.	100,000	6,951,000
First American Financial Corp.	370,000	15,014,600
		21,965,600
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.5%
Colony Financial, Inc.	380,000	$ 8,633,600
Thrifts & Mortgage Finance - 0.9%
Meridian Bancorp, Inc. (a)	1,094,070	14,266,673
TOTAL FINANCIALS		88,922,450
HEALTH CARE - 29.2%
Biotechnology - 11.8%
Alder Biopharmaceuticals, Inc. (a)	100,000	4,642,000
Amicus Therapeutics, Inc. (a)	520,000	8,938,800
Anacor Pharmaceuticals, Inc. (a)	105,000	15,664,950
BioCryst Pharmaceuticals, Inc. (a)	250,000	3,870,000
Cara Therapeutics, Inc. (a)	102,517	2,184,637
Celldex Therapeutics, Inc. (a)(d)	293,400	6,909,570
Cellectis SA sponsored ADR	104,100	3,696,591
Cepheid, Inc. (a)	56,938	3,165,183
Chimerix, Inc. (a)	210,100	11,290,774
Clovis Oncology, Inc. (a)	80,000	6,754,400
Coherus BioSciences, Inc.	48,424	1,698,714
Curis, Inc. (a)	1,007,700	3,164,178
DBV Technologies SA sponsored ADR (a)	129,022	5,624,069
Dyax Corp. (a)	440,400	10,838,244
Dynavax Technologies Corp. (a)	160,000	4,705,600
Halozyme Therapeutics, Inc. (a)	285,137	6,655,098
Heron Therapeutics, Inc. (a)	175,000	5,659,500
Insmed, Inc. (a)	223,400	6,054,140
Intercept Pharmaceuticals, Inc. (a)	31,600	8,336,396
La Jolla Pharmaceutical Co. (a)(d)	152,622	4,639,709
Lion Biotechnologies, Inc. (a)(d)	410,000	3,509,600
Mirati Therapeutics, Inc. (a)	169,700	4,855,117
Novavax, Inc. (a)	1,239,903	14,953,230
Otonomy, Inc.	135,500	3,491,835
Portola Pharmaceuticals, Inc. (a)	140,000	6,921,600
ProNai Therapeutics, Inc.	7,331	200,869
Receptos, Inc. (a)	50,100	11,415,786
Repligen Corp. (a)	148,489	5,198,600
TESARO, Inc. (a)	110,000	6,380,000
Threshold Pharmaceuticals, Inc. (a)(d)	669,900	2,893,968
Ultragenyx Pharmaceutical, Inc. (a)	110,000	13,302,300
XOMA Corp. (a)(d)	570,634	416,905
		198,032,363
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 7.2%
Align Technology, Inc. (a)	100,000	$ 6,270,000
Atricure, Inc. (a)	310,000	8,614,900
CONMED Corp.	150,000	8,508,000
Cyberonics, Inc. (a)	151,122	9,278,891
Entellus Medical, Inc.	124,976	2,811,960
Globus Medical, Inc. (a)	250,000	7,015,000
Hologic, Inc. (a)	245,000	10,206,700
ICU Medical, Inc. (a)	100,008	9,992,799
Inogen, Inc. (a)	160,000	7,113,600
LDR Holding Corp. (a)	133,755	6,080,502
Nevro Corp.	216,200	10,976,474
NxStage Medical, Inc. (a)	650,300	9,286,284
Teleflex, Inc.	75,000	10,049,250
Wright Medical Group, Inc. (a)	575,000	14,858,000
		121,062,360
Health Care Providers & Services - 6.9%
Aceto Corp.	300,000	7,029,000
AMN Healthcare Services, Inc. (a)	410,300	12,075,129
BioTelemetry, Inc. (a)	192,018	2,348,380
Civitas Solutions, Inc.	303,757	6,831,495
HealthEquity, Inc. (a)	200,000	6,732,000
HealthSouth Corp.	380,000	17,366,000
LHC Group, Inc. (a)	150,000	6,043,500
Molina Healthcare, Inc. (a)	125,000	9,428,750
Surgical Care Affiliates, Inc. (a)	410,000	15,588,200
Team Health Holdings, Inc. (a)	244,200	16,461,522
Teladoc, Inc. (a)	145,000	4,577,650
VCA, Inc. (a)	190,000	11,690,700
		116,172,326
Health Care Technology - 1.4%
athenahealth, Inc. (a)(d)	110,557	15,473,558
Omnicell, Inc. (a)	60,478	2,208,657
Press Ganey Holdings, Inc.	177,059	5,543,717
		23,225,932
Life Sciences Tools & Services - 0.7%
Bruker Corp. (a)	521,500	10,977,575
Fluidigm Corp. (a)	90,000	1,802,700
		12,780,275
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.2%
Aratana Therapeutics, Inc. (a)	360,000	$ 6,343,200
Cardiome Pharma Corp. (a)	248,819	2,256,788
Ocular Therapeutix, Inc.	132,500	3,059,425
Prestige Brands Holdings, Inc. (a)	100,000	4,762,000
SCYNEXIS, Inc. (a)	400,000	3,180,000
		19,601,413
TOTAL HEALTH CARE		490,874,669
INDUSTRIALS - 14.5%
Aerospace & Defense - 1.7%
Aerojet Rocketdyne Holdings, Inc. (a)	367,491	8,602,964
Huntington Ingalls Industries, Inc.	65,000	7,631,650
Teledyne Technologies, Inc. (a)	123,000	12,751,410
		28,986,024
Building Products - 1.2%
A.O. Smith Corp.	130,000	9,336,600
Universal Forest Products, Inc.	170,000	10,795,000
		20,131,600
Commercial Services & Supplies - 4.6%
Deluxe Corp.	310,000	19,973,300
KAR Auction Services, Inc.	300,000	11,679,000
Knoll, Inc.	687,500	16,637,500
Matthews International Corp. Class A	160,018	8,616,969
Multi-Color Corp.	161,900	10,338,934
West Corp.	365,000	10,530,250
		77,775,953
Electrical Equipment - 1.3%
AZZ, Inc.	175,000	9,056,250
Babcock & Wilcox Enterprises, Inc. (a)	9,500	187,340
BWX Technologies, Inc.	531,000	13,041,360
		22,284,950
Machinery - 1.1%
Hillenbrand, Inc.	260,000	7,373,600
Mueller Industries, Inc.	343,400	11,115,858
		18,489,458
Professional Services - 4.0%
Advisory Board Co. (a)	150,000	8,985,000
CBIZ, Inc. (a)	1,316,100	12,897,780
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
Exponent, Inc.	255,000	$ 11,344,950
GP Strategies Corp. (a)	350,557	10,057,480
Huron Consulting Group, Inc. (a)	301,200	23,032,764
		66,317,974
Road & Rail - 0.6%
Swift Transporation Co. (a)	400,000	9,528,000
TOTAL INDUSTRIALS		243,513,959
INFORMATION TECHNOLOGY - 24.4%
Communications Equipment - 1.2%
CommScope Holding Co., Inc. (a)	340,000	10,665,800
Infinera Corp. (a)	358,377	8,579,545
		19,245,345
Electronic Equipment & Components - 1.3%
IPG Photonics Corp. (a)(d)	47,300	4,362,006
Jabil Circuit, Inc.	150,000	3,037,500
RealD, Inc. (a)	1,092,300	13,708,365
		21,107,871
Internet Software & Services - 3.2%
comScore, Inc. (a)	130,551	7,637,234
Cvent, Inc. (a)(d)	426,960	11,493,763
Demandware, Inc. (a)	120,000	9,067,200
Gogo, Inc. (a)(d)	350,488	6,389,396
Q2 Holdings, Inc. (a)	200,000	5,438,000
Stamps.com, Inc. (a)	208,711	14,317,575
		54,343,168
IT Services - 6.8%
Broadridge Financial Solutions, Inc.	160,100	8,688,627
CACI International, Inc. Class A (a)	80,000	6,570,400
Euronet Worldwide, Inc. (a)	160,000	10,960,000
Gartner, Inc. Class A (a)	232,130	20,559,754
Genpact Ltd. (a)	430,000	9,550,300
Global Payments, Inc.	210,500	23,594,945
Mattersight Corp. (a)(e)	1,854,975	12,150,086
Maximus, Inc.	220,000	15,006,200
Virtusa Corp. (a)	150,000	7,191,000
		114,271,312
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.0%
Cavium, Inc. (a)	58,210	$ 3,946,638
Cirrus Logic, Inc. (a)	450,000	14,854,500
MKS Instruments, Inc.	123,264	4,375,872
Monolithic Power Systems, Inc.	190,000	9,824,900
		33,001,910
Software - 9.5%
AVG Technologies NV (a)	280,000	8,047,200
Blackbaud, Inc.	260,000	15,901,600
Cadence Design Systems, Inc. (a)(d)	796,200	16,696,314
Digimarc Corp. (a)(d)	36,300	1,442,562
Ebix, Inc. (d)	124,017	3,843,287
Fleetmatics Group PLC (a)	195,000	9,334,650
HubSpot, Inc.	210,500	11,356,475
Imperva, Inc. (a)	100,000	6,570,000
Manhattan Associates, Inc. (a)	183,400	11,887,988
Mentor Graphics Corp.	780,000	20,350,200
Paylocity Holding Corp. (a)(d)	170,000	6,106,400
Progress Software Corp. (a)	483,700	14,356,216
Qlik Technologies, Inc. (a)	460,000	18,611,600
Verint Systems, Inc. (a)	255,200	14,857,744
		159,362,236
Technology Hardware, Storage & Peripherals - 0.4%
Nimble Storage, Inc. (a)(d)	265,937	7,345,180
TOTAL INFORMATION TECHNOLOGY		408,677,022
MATERIALS - 2.1%
Chemicals - 0.5%
Cytec Industries, Inc.	110,000	8,165,300
Containers & Packaging - 1.4%
Avery Dennison Corp.	100,000	6,085,000
Graphic Packaging Holding Co.	1,200,200	18,123,020
		24,208,020
Paper & Forest Products - 0.2%
TFS Corp. Ltd. (d)	2,400,000	2,578,792
TOTAL MATERIALS		34,952,112
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
inContact, Inc. (a)	1,214,000	$ 11,265,920
Vonage Holdings Corp. (a)	505,436	3,229,736
		14,495,656
TOTAL COMMON STOCKS (Cost $1,363,452,109)		1,611,258,786
Money Market Funds - 8.2%

Fidelity Cash Central Fund, 0.17% (b)	64,469,445	64,469,445
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	72,538,290	72,538,290
TOTAL MONEY MARKET FUNDS (Cost $137,007,735)		137,007,735
Equity Funds - 1.9%

Small Growth Funds - 1.9%
iShares Russell 2000 Growth Index ETF (d) (Cost $31,405,658)	200,000	30,990,000
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $1,531,865,502)		1,779,256,521
NET OTHER ASSETS (LIABILITIES) - (6.1)%		(101,610,380)
NET ASSETS - 100%		$ 1,677,646,141
Security Type Abbreviations
ETF	-	Exchange Traded Fund
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 43,708
Fidelity Securities Lending Cash Central Fund	664,654
Total	$ 708,362
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Mattersight Corp.	$ -	$ 11,000,002	$ -	$ -	$ 12,150,086
Superior Drilling Products, Inc.	8,049,395	212,441	408,453	-	1,928,281
Total	$ 8,049,395	$ 11,212,443	$ 408,453	$ -	$ 14,078,367
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $71,636,998) - See accompanying schedule: Unaffiliated issuers (cost $1,379,096,390)	$ 1,628,170,419
Fidelity Central Funds (cost $137,007,735)	137,007,735
Other affiliated issuers (cost $15,761,377)	14,078,367
Total Investments (cost $1,531,865,502)		$ 1,779,256,521
Cash		786,138
Receivable for investments sold		19,073,092
Receivable for fund shares sold		8,384,535
Dividends receivable		87,629
Distributions receivable from Fidelity Central Funds		55,876
Other receivables		54,301
Total assets		1,807,698,092

Liabilities
Payable for investments purchased	$ 55,000,596
Payable for fund shares redeemed	1,049,146
Accrued management fee	1,014,913
Distribution and service plan fees payable	91,566
Other affiliated payables	296,642
Other payables and accrued expenses	60,798
Collateral on securities loaned, at value	72,538,290
Total liabilities		130,051,951

Net Assets		$ 1,677,646,141
Net Assets consist of:
Paid in capital		$ 1,364,084,364
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		66,183,697
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		247,378,080
Net Assets		$ 1,677,646,141

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($123,369,546 ÷ 6,002,419 shares)	$ 20.55

Maximum offering price per share (100/94.25 of $20.55)	$ 21.80
Class T: Net Asset Value and redemption price per share ($52,667,039 ÷ 2,622,233 shares)	$ 20.08

Maximum offering price per share (100/96.50 of $20.08)	$ 20.81
Class B: Net Asset Value and offering price per share ($2,357,028 ÷ 124,107 shares)	$ 18.99

Class C: Net Asset Value and offering price per share ($55,671,491 ÷ 2,946,209 shares)	$ 18.90

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,345,684,071 ÷ 63,486,022 shares)	$ 21.20

Class I: Net Asset Value, offering price and redemption price per share ($97,896,966 ÷ 4,609,963 shares)	$ 21.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2015

Investment Income
Dividends		$ 5,957,242
Income from Fidelity Central Funds (including $664,654 from security lending)		708,362
Total income		6,665,604

Expenses
Management fee
Basic fee	$ 8,851,814
Performance adjustment	(551,250)
Transfer agent fees	2,715,918
Distribution and service plan fees	913,847
Accounting and security lending fees	423,000
Custodian fees and expenses	46,646
Independent trustees' compensation	5,261
Registration fees	139,484
Audit	62,075
Legal	3,043
Interest	4,117
Miscellaneous	9,013
Total expenses before reductions	12,622,968
Expense reductions	(173,323)	12,449,645
Net investment income (loss)		(5,784,041)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	109,364,383
Other affiliated issuers	(615,913)
Foreign currency transactions	6,149
Total net realized gain (loss)		108,754,619
Change in net unrealized appreciation (depreciation) on: Investment securities	166,441,450
Assets and liabilities in foreign currencies	(9,237)
Total change in net unrealized appreciation (depreciation)		166,432,213
Net gain (loss)		275,186,832
Net increase (decrease) in net assets resulting from operations		$ 269,402,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,784,041)	$ (5,539,870)
Net realized gain (loss)	108,754,619	529,975,803
Change in net unrealized appreciation (depreciation)	166,432,213	(344,219,184)
Net increase (decrease) in net assets resulting from operations	269,402,791	180,216,749
Distributions to shareholders from net realized gain	(103,188,484)	(306,246,236)
Share transactions - net increase (decrease)	214,155,809	(817,676,738)
Redemption fees	177,411	398,744
Total increase (decrease) in net assets	380,547,527	(943,307,481)

Net Assets
Beginning of period	1,297,098,614	2,240,406,095
End of period (including accumulated net investment loss of $0 and accumulated net investment loss of $4,082,221, respectively)	$ 1,677,646,141	$ 1,297,098,614

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 17.99	$ 19.66	$ 15.87	$ 16.42	$ 12.66
Income from Investment Operations
Net investment income (loss) C	(.13)	(.12)	(.04)	(.07) F	(.07) G
Net realized and unrealized gain (loss)	4.23	1.69	4.87	(.16)	3.84
Total from investment operations	4.10	1.57	4.83	(.23)	3.77
Distributions from net realized gain	(1.54)	(3.24)	(1.04)	(.32)	(.01) K
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 20.55	$ 17.99	$ 19.66	$ 15.87	$ 16.42
Total ReturnA, B	24.46%	8.58%	32.20%	(1.14)%	29.78%
Ratios to Average Net Assets D, H
Expenses before reductions	1.21%	1.22%	1.24%	1.35%	1.25%
Expenses net of fee waivers, if any	1.21%	1.22%	1.24%	1.35%	1.25%
Expenses net of all reductions	1.20%	1.22%	1.22%	1.34%	1.23%
Net investment income (loss)	(.67)%	(.62)%	(.26)%	(.49)%F	(.47)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,370	$ 88,822	$ 74,978	$ 59,684	$ 67,272
Portfolio turnover rate E	156%	148% J	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 17.66	$ 19.38	$ 15.68	$ 16.27	$ 12.57
Income from Investment Operations
Net investment income (loss) C	(.17)	(.16)	(.09)	(.11) F	(.11) G
Net realized and unrealized gain (loss)	4.13	1.66	4.82	(.16)	3.81
Total from investment operations	3.96	1.50	4.73	(.27)	3.70
Distributions from net realized gain	(1.54)	(3.22)	(1.03)	(.32)	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 20.08	$ 17.66	$ 19.38	$ 15.68	$ 16.27
Total ReturnA, B	24.10%	8.30%	31.87%	(1.41)%	29.44%
Ratios to Average Net Assets D, H
Expenses before reductions	1.49%	1.50%	1.49%	1.61%	1.50%
Expenses net of fee waivers, if any	1.48%	1.50%	1.49%	1.61%	1.50%
Expenses net of all reductions	1.47%	1.49%	1.48%	1.60%	1.49%
Net investment income (loss)	(.95)%	(.90)%	(.52)%	(.74)%F	(.73)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,667	$ 42,586	$ 34,686	$ 27,658	$ 30,764
Portfolio turnover rate E	156%	148% J	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.86	$ 18.65	$ 15.19	$ 15.86	$ 12.30
Income from Investment Operations
Net investment income (loss) C	(.25)	(.25)	(.16)	(.18) F	(.18) G
Net realized and unrealized gain (loss)	3.92	1.60	4.64	(.17)	3.74
Total from investment operations	3.67	1.35	4.48	(.35)	3.56
Distributions from net realized gain	(1.54)	(3.14)	(1.02)	(.32)	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.99	$ 16.86	$ 18.65	$ 15.19	$ 15.86
Total ReturnA, B	23.48%	7.73%	31.25%	(1.96)%	28.94%
Ratios to Average Net Assets D, H
Expenses before reductions	2.01%	2.01%	1.99%	2.10%	2.00%
Expenses net of fee waivers, if any	2.01%	2.01%	1.99%	2.10%	2.00%
Expenses net of all reductions	2.00%	2.01%	1.97%	2.09%	1.98%
Net investment income (loss)	(1.47)%	(1.41)%	(1.01)%	(1.23)%F	(1.22)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,357	$ 2,764	$ 3,486	$ 4,123	$ 5,295
Portfolio turnover rate E	156%	148% J	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.78	$ 18.62	$ 15.16	$ 15.83	$ 12.28
Income from Investment Operations
Net investment income (loss) C	(.25)	(.25)	(.16)	(.18) F	(.18) G
Net realized and unrealized gain (loss)	3.91	1.59	4.64	(.17)	3.73
Total from investment operations	3.66	1.34	4.48	(.35)	3.55
Distributions from net realized gain	(1.54)	(3.18)	(1.02)	(.32)	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.90	$ 16.78	$ 18.62	$ 15.16	$ 15.83
Total ReturnA, B	23.53%	7.70%	31.32%	(1.96)%	28.91%
Ratios to Average Net Assets D, H
Expenses before reductions	2.00%	2.01%	1.99%	2.10%	2.00%
Expenses net of fee waivers, if any	2.00%	2.00%	1.99%	2.10%	2.00%
Expenses net of all reductions	1.99%	2.00%	1.97%	2.09%	1.98%
Net investment income (loss)	(1.46)%	(1.41)%	(1.01)%	(1.24)%F	(1.22)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,671	$ 42,215	$ 32,756	$ 24,683	$ 24,914
Portfolio turnover rate E	156%	148% J	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.45	$ 20.07	$ 16.14	$ 16.65	$ 12.81
Income from Investment Operations
Net investment income (loss) B	(.07)	(.06)	.01	(.03) E	(.03) F
Net realized and unrealized gain (loss)	4.36	1.71	4.98	(.16)	3.90
Total from investment operations	4.29	1.65	4.99	(.19)	3.87
Distributions from net realized gain	(1.54)	(3.27)	(1.06)	(.32)	(.03) J
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 21.20	$ 18.45	$ 20.07	$ 16.14	$ 16.65
Total Return A	24.91%	8.87%	32.74%	(.88)%	30.20%
Ratios to Average Net Assets C, G
Expenses before reductions	.91%	.91%	.90%	1.03%	.95%
Expenses net of fee waivers, if any	.91%	.90%	.90%	1.03%	.95%
Expenses net of all reductions	.90%	.90%	.88%	1.02%	.93%
Net investment income (loss)	(.37)%	(.31)%	.08%	(.16)%E	(.17)%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,345,684	$ 1,069,105	$ 1,315,659	$ 1,166,101	$ 1,382,688
Portfolio turnover rate D	156%	148% I	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.49	$ 20.10	$ 16.17	$ 16.68	$ 12.83
Income from Investment Operations
Net investment income (loss) B	(.07)	(.06)	.01	(.03) E	(.03) F
Net realized and unrealized gain (loss)	4.36	1.72	4.98	(.16)	3.91
Total from investment operations	4.29	1.66	4.99	(.19)	3.88
Distributions from net realized gain	(1.54)	(3.27)	(1.06)	(.32)	(.03) J
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 21.24	$ 18.49	$ 20.10	$ 16.17	$ 16.68
Total Return A	24.85%	8.89%	32.65%	(.88)%	30.24%
Ratios to Average Net Assets C, G
Expenses before reductions	.93%	.92%	.92%	1.06%	.94%
Expenses net of fee waivers, if any	.93%	.92%	.92%	1.06%	.94%
Expenses net of all reductions	.91%	.92%	.91%	1.05%	.93%
Net investment income (loss)	(.39)%	(.32)%	.06%	(.19)%E	(.17)%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 97,897	$ 51,607	$ 51,158	$ 36,694	$ 41,440
Portfolio turnover rate D	156%	148% I	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. The Fund offered Class F shares during the period June 26, 2009 through November 15, 2013 and all outstanding shares were redeemed by November 15, 2013. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 284,169,323
Gross unrealized depreciation	(39,468,707)
Net unrealized appreciation (depreciation) on securities	$ 244,700,616

Tax Cost	$ 1,534,555,905

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,130,712
Undistributed long-term capital gain	$ 50,743,387
Net unrealized appreciation (depreciation) on securities and other investments	$ 244,687,677

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ -	$ 106,613,332
Long-term Capital Gains	103,188,484	199,632,904
Total	$ 103,188,484	$ 306,246,236

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,044,918,249 and $1,947,551,562, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 235,371	$ 4,756
Class T	.25%	.25%	224,894	-
Class B	.75%	.25%	25,039	18,886
Class C	.75%	.25%	428,543	68,843
			$ 913,847	$ 92,485

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 64,422
Class T	11,332
Class B*	1,032
Class C*	6,916
$ 83,702

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 240,180.25
Class T	124,717.28
Class B	7,532.30
Class C	125,384.29
Small Cap Growth	2,079,578.20
Class I	138,527.22
	$ 2,715,918

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $80,251 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 66,799,000.32%		$ 4,117

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,790 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $53,294 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $134,401 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $211.

Annual Report

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $5,837 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 1,650
Class T	799
Class B	5
Class C	651
Small Cap Growth	28,551
Class I	1,218
$ 32,874

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014 A
From net realized gain
Class A	$ 7,463,655	$ 13,043,180
Class T	3,715,268	6,310,012
Class B	242,938	574,582
Class C	3,707,592	6,249,863
Small Cap Growth	83,762,458	191,545,684
Class F	-	80,609,253
Class I	4,296,573	7,913,662
Total	$ 103,188,484	$ 306,246,236

A All Class F Shares were redeemed on November 15, 2013.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class A
Shares sold	2,167,593	1,706,264	$ 41,925,439	$ 32,017,468
Reinvestment of distributions	412,446	685,582	7,203,479	12,377,436
Shares redeemed	(1,515,208)	(1,267,150)	(27,623,856)	(23,663,751)
Net increase (decrease)	1,064,831	1,124,696	$ 21,505,062	$ 20,731,153

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class T
Shares sold	659,898	787,491	$ 12,282,234	$ 14,539,628
Reinvestment of distributions	211,200	341,036	3,613,802	6,061,090
Shares redeemed	(660,724)	(506,140)	(11,765,139)	(9,192,820)
Net increase (decrease)	210,374	622,387	$ 4,130,897	$ 11,407,898
Class B
Shares sold	11,802	11,205	$ 209,809	$ 198,217
Reinvestment of distributions	14,482	32,147	235,501	548,598
Shares redeemed	(66,110)	(66,282)	(1,127,352)	(1,168,208)
Net increase (decrease)	(39,826)	(22,930)	$ (682,042)	$ (421,393)
Class C
Shares sold	992,298	918,904	$ 17,729,436	$ 16,220,240
Reinvestment of distributions	216,825	347,970	3,508,500	5,911,022
Shares redeemed	(778,826)	(510,512)	(13,034,787)	(8,883,388)
Net increase (decrease)	430,297	756,362	$ 8,203,149	$ 13,247,874
Small Cap Growth
Shares sold	23,816,242	30,614,664	$ 475,203,336	$ 589,831,022
Reinvestment of distributions	4,527,816	10,184,956	81,276,349	187,557,177
Shares redeemed	(22,793,867)	(48,426,256)B	(412,013,233)	(934,113,968)B
Net increase (decrease)	5,550,191	(7,626,636)	$ 144,466,452	$ (156,725,769)
Class F
Shares sold	-	768,083	$ -	$ 15,293,461
Reinvestment of distributions	-	4,357,257	-	80,609,253
Shares redeemed	-	(41,060,113)B	-	(806,457,595)B
Net increase (decrease)	-	(35,934,773)	$ -	$ (710,554,881)
Class I
Shares sold	2,387,318	933,934	$ 47,676,724	$ 18,129,031
Reinvestment of distributions	220,272	381,830	3,963,647	7,062,159
Shares redeemed	(789,017)	(1,069,577)	(15,108,080)	(20,552,810)
Net increase (decrease)	1,818,573	246,187	$ 36,532,291	$ 4,638,380

A All Class F Shares were redeemed on November 15, 2013.

B Amount includes in-kind redemptions.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company), Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for Alliance Bernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010/2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	09/14/2015	09/11/2015	$0.759
Class T	09/14/2015	09/11/2015	$0.726
Class B	09/14/2015	09/11/2015	$0.647
Class C	09/14/2015	09/11/2015	$0.662

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $75,767,806, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Small Cap Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ASCP-UANN-0915
1.803713.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Growth

Fund - Class I

(formerly Institutional Class)

Annual Report

July 31, 2015

(Fidelity Cover Art)

Class I
is a class of Fidelity®
Small Cap Growth
Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 Years
Class I	24.85%	18.41%	9.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Growth Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

26,000
22,500
20,000
17,500
15,000
12,500
10,000
8,000
7,000
$6,200
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Period Ending Values
$25,162 Fidelity Advisor® Small Cap Growth Fund - Class I
$24,025 Russell 2000® Growth Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Patrick Venanzi: For the year, the fund's share classes easily outperformed the 20.07% return of the benchmark Russell 2000® Growth Index. (For specific class-level results, please see the Performance section of this report.) Security selection was the main driver behind relative results. Picks within consumer discretionary and information technology helped. The top individual contributor was an overweighting in 2U, which provides cloud-based online campuses and learning platforms for nonprofit colleges and universities. The company had consecutive quarters of good earnings results, with the stock jumping in March when Yale University announced it would partner with 2U on building an online degree program. Shares rose again in May after the firm announced first-quarter financial results that beat expectations, and increased guidance for full-year 2015 results. Conversely, we were hurt by a non-index stake in Accretive Health, a provider of revenue cycle management solutions for hospitals. First, shares tumbled in December 2014 after the firm released disappointing 2013 financial results. Then in July, key client Ascension Health offered to buy the firm below its current value. Accretive reported it was searching for "strategic alternatives" and that it would not renew its contract with Ascension - a major source of the firm's 2014 revenue. The stock subsequently plunged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Class A	1.26%
Actual		$ 1,000.00	$ 1,165.60	$ 6.77
Hypothetical A		$ 1,000.00	$ 1,018.55	$ 6.31
Class T	1.54%
Actual		$ 1,000.00	$ 1,164.10	$ 8.26
HypotheticalA		$ 1,000.00	$ 1,017.16	$ 7.70
Class B	2.09%
Actual		$ 1,000.00	$ 1,161.50	$ 11.20
Hypothetical A		$ 1,000.00	$ 1,014.43	$ 10.44
Class C	2.05%
Actual		$ 1,000.00	$ 1,161.60	$ 10.99
Hypothetical A		$ 1,000.00	$ 1,014.63	$ 10.24
Small Cap Growth	.97%
Actual		$ 1,000.00	$ 1,168.00	$ 5.21
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86
Class I	.97%
Actual		$ 1,000.00	$ 1,167.70	$ 5.21
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
2U, Inc.	2.4	1.3
Global Payments, Inc.	1.4	1.8
Huron Consulting Group, Inc.	1.4	1.7
G-III Apparel Group Ltd.	1.3	1.6
Vail Resorts, Inc.	1.2	1.4
Gartner, Inc. Class A	1.2	1.6
Mentor Graphics Corp.	1.2	0.0
Starz Series A	1.2	0.0
Deluxe Corp.	1.2	0.0
Universal Electronics	1.1	1.2
	13.6
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	29.2	26.3
Information Technology	24.4	26.3
Consumer Discretionary	17.3	17.5
Industrials	14.5	14.0
Financials	5.3	7.3
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 96.0%		Stocks 97.5%
	Other Investments 1.9%		Other Investments 1.2%
	Short-Term Investments and Net Other Assets (Liabilities) 2.1%		Short-Term Investments and Net Other Assets (Liabilities) 1.3%
* Foreign investments	3.6%	** Foreign investments	3.1%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
CONSUMER DISCRETIONARY - 17.3%
Auto Components - 0.7%
Tenneco, Inc. (a)	145,400	$ 7,242,374
Visteon Corp. (a)	54,100	5,384,573
		12,626,947
Diversified Consumer Services - 3.2%
2U, Inc. (a)(d)	1,274,330	40,893,251
Service Corp. International	429,100	13,091,841
		53,985,092
Hotels, Restaurants & Leisure - 3.1%
Churchill Downs, Inc.	22,055	2,978,748
DineEquity, Inc.	110,000	11,441,100
Domino's Pizza, Inc.	80,000	9,107,200
Vail Resorts, Inc.	190,800	20,928,852
Wingstop, Inc. (d)	230,800	7,911,824
		52,367,724
Household Durables - 2.3%
Libbey, Inc.	124,998	4,651,176
Tempur Sealy International, Inc. (a)	210,000	15,865,500
Universal Electronics, Inc. (a)	364,209	18,880,595
		39,397,271
Internet & Catalog Retail - 0.4%
HSN, Inc.	85,615	6,293,559
Leisure Products - 0.7%
Malibu Boats, Inc. Class A (a)	369,100	7,127,321
Vista Outdoor, Inc. (a)	90,000	4,245,300
		11,372,621
Media - 4.7%
AMC Networks, Inc. Class A (a)	175,019	14,740,100
Crown Media Holdings, Inc. Class A (a)	7,275	32,519
Gray Television, Inc. (a)	250,000	4,222,500
IMAX Corp. (a)	310,000	11,597,100
Live Nation Entertainment, Inc. (a)	455,200	11,935,344
Nexstar Broadcasting Group, Inc. Class A	280,000	16,060,800
Starz Series A (a)	493,945	19,980,075
		78,568,438
Specialty Retail - 0.5%
Asbury Automotive Group, Inc. (a)	90,000	7,947,000
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 1.7%
G-III Apparel Group Ltd. (a)	301,800	$ 21,799,014
Unifi, Inc. (a)	200,000	6,172,000
		27,971,014
TOTAL CONSUMER DISCRETIONARY		290,529,666
CONSUMER STAPLES - 1.5%
Food Products - 0.9%
Pinnacle Foods, Inc.	330,000	14,833,500
Household Products - 0.6%
Spectrum Brands Holdings, Inc.	95,000	10,065,250
TOTAL CONSUMER STAPLES		24,898,750
ENERGY - 0.8%
Energy Equipment & Services - 0.5%
Dril-Quip, Inc. (a)	83,900	4,900,599
Superior Drilling Products, Inc. (a)(e)	1,168,655	1,928,281
Xtreme Drilling & Coil Services Corp. (a)	1,289,000	2,552,670
		9,381,550
Oil, Gas & Consumable Fuels - 0.3%
StealthGas, Inc. (a)	890,400	5,012,952
TOTAL ENERGY		14,394,502
FINANCIALS - 5.3%
Banks - 1.7%
Investors Bancorp, Inc.	1,000,000	12,180,000
Pacific Premier Bancorp, Inc. (a)	899,977	17,108,563
		29,288,563
Capital Markets - 0.4%
E*TRADE Financial Corp. (a)	250,200	7,110,684
Consumer Finance - 0.5%
PRA Group, Inc. (a)(d)	120,493	7,657,330
Insurance - 1.3%
AmTrust Financial Services, Inc.	100,000	6,951,000
First American Financial Corp.	370,000	15,014,600
		21,965,600
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.5%
Colony Financial, Inc.	380,000	$ 8,633,600
Thrifts & Mortgage Finance - 0.9%
Meridian Bancorp, Inc. (a)	1,094,070	14,266,673
TOTAL FINANCIALS		88,922,450
HEALTH CARE - 29.2%
Biotechnology - 11.8%
Alder Biopharmaceuticals, Inc. (a)	100,000	4,642,000
Amicus Therapeutics, Inc. (a)	520,000	8,938,800
Anacor Pharmaceuticals, Inc. (a)	105,000	15,664,950
BioCryst Pharmaceuticals, Inc. (a)	250,000	3,870,000
Cara Therapeutics, Inc. (a)	102,517	2,184,637
Celldex Therapeutics, Inc. (a)(d)	293,400	6,909,570
Cellectis SA sponsored ADR	104,100	3,696,591
Cepheid, Inc. (a)	56,938	3,165,183
Chimerix, Inc. (a)	210,100	11,290,774
Clovis Oncology, Inc. (a)	80,000	6,754,400
Coherus BioSciences, Inc.	48,424	1,698,714
Curis, Inc. (a)	1,007,700	3,164,178
DBV Technologies SA sponsored ADR (a)	129,022	5,624,069
Dyax Corp. (a)	440,400	10,838,244
Dynavax Technologies Corp. (a)	160,000	4,705,600
Halozyme Therapeutics, Inc. (a)	285,137	6,655,098
Heron Therapeutics, Inc. (a)	175,000	5,659,500
Insmed, Inc. (a)	223,400	6,054,140
Intercept Pharmaceuticals, Inc. (a)	31,600	8,336,396
La Jolla Pharmaceutical Co. (a)(d)	152,622	4,639,709
Lion Biotechnologies, Inc. (a)(d)	410,000	3,509,600
Mirati Therapeutics, Inc. (a)	169,700	4,855,117
Novavax, Inc. (a)	1,239,903	14,953,230
Otonomy, Inc.	135,500	3,491,835
Portola Pharmaceuticals, Inc. (a)	140,000	6,921,600
ProNai Therapeutics, Inc.	7,331	200,869
Receptos, Inc. (a)	50,100	11,415,786
Repligen Corp. (a)	148,489	5,198,600
TESARO, Inc. (a)	110,000	6,380,000
Threshold Pharmaceuticals, Inc. (a)(d)	669,900	2,893,968
Ultragenyx Pharmaceutical, Inc. (a)	110,000	13,302,300
XOMA Corp. (a)(d)	570,634	416,905
		198,032,363
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 7.2%
Align Technology, Inc. (a)	100,000	$ 6,270,000
Atricure, Inc. (a)	310,000	8,614,900
CONMED Corp.	150,000	8,508,000
Cyberonics, Inc. (a)	151,122	9,278,891
Entellus Medical, Inc.	124,976	2,811,960
Globus Medical, Inc. (a)	250,000	7,015,000
Hologic, Inc. (a)	245,000	10,206,700
ICU Medical, Inc. (a)	100,008	9,992,799
Inogen, Inc. (a)	160,000	7,113,600
LDR Holding Corp. (a)	133,755	6,080,502
Nevro Corp.	216,200	10,976,474
NxStage Medical, Inc. (a)	650,300	9,286,284
Teleflex, Inc.	75,000	10,049,250
Wright Medical Group, Inc. (a)	575,000	14,858,000
		121,062,360
Health Care Providers & Services - 6.9%
Aceto Corp.	300,000	7,029,000
AMN Healthcare Services, Inc. (a)	410,300	12,075,129
BioTelemetry, Inc. (a)	192,018	2,348,380
Civitas Solutions, Inc.	303,757	6,831,495
HealthEquity, Inc. (a)	200,000	6,732,000
HealthSouth Corp.	380,000	17,366,000
LHC Group, Inc. (a)	150,000	6,043,500
Molina Healthcare, Inc. (a)	125,000	9,428,750
Surgical Care Affiliates, Inc. (a)	410,000	15,588,200
Team Health Holdings, Inc. (a)	244,200	16,461,522
Teladoc, Inc. (a)	145,000	4,577,650
VCA, Inc. (a)	190,000	11,690,700
		116,172,326
Health Care Technology - 1.4%
athenahealth, Inc. (a)(d)	110,557	15,473,558
Omnicell, Inc. (a)	60,478	2,208,657
Press Ganey Holdings, Inc.	177,059	5,543,717
		23,225,932
Life Sciences Tools & Services - 0.7%
Bruker Corp. (a)	521,500	10,977,575
Fluidigm Corp. (a)	90,000	1,802,700
		12,780,275
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.2%
Aratana Therapeutics, Inc. (a)	360,000	$ 6,343,200
Cardiome Pharma Corp. (a)	248,819	2,256,788
Ocular Therapeutix, Inc.	132,500	3,059,425
Prestige Brands Holdings, Inc. (a)	100,000	4,762,000
SCYNEXIS, Inc. (a)	400,000	3,180,000
		19,601,413
TOTAL HEALTH CARE		490,874,669
INDUSTRIALS - 14.5%
Aerospace & Defense - 1.7%
Aerojet Rocketdyne Holdings, Inc. (a)	367,491	8,602,964
Huntington Ingalls Industries, Inc.	65,000	7,631,650
Teledyne Technologies, Inc. (a)	123,000	12,751,410
		28,986,024
Building Products - 1.2%
A.O. Smith Corp.	130,000	9,336,600
Universal Forest Products, Inc.	170,000	10,795,000
		20,131,600
Commercial Services & Supplies - 4.6%
Deluxe Corp.	310,000	19,973,300
KAR Auction Services, Inc.	300,000	11,679,000
Knoll, Inc.	687,500	16,637,500
Matthews International Corp. Class A	160,018	8,616,969
Multi-Color Corp.	161,900	10,338,934
West Corp.	365,000	10,530,250
		77,775,953
Electrical Equipment - 1.3%
AZZ, Inc.	175,000	9,056,250
Babcock & Wilcox Enterprises, Inc. (a)	9,500	187,340
BWX Technologies, Inc.	531,000	13,041,360
		22,284,950
Machinery - 1.1%
Hillenbrand, Inc.	260,000	7,373,600
Mueller Industries, Inc.	343,400	11,115,858
		18,489,458
Professional Services - 4.0%
Advisory Board Co. (a)	150,000	8,985,000
CBIZ, Inc. (a)	1,316,100	12,897,780
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
Exponent, Inc.	255,000	$ 11,344,950
GP Strategies Corp. (a)	350,557	10,057,480
Huron Consulting Group, Inc. (a)	301,200	23,032,764
		66,317,974
Road & Rail - 0.6%
Swift Transporation Co. (a)	400,000	9,528,000
TOTAL INDUSTRIALS		243,513,959
INFORMATION TECHNOLOGY - 24.4%
Communications Equipment - 1.2%
CommScope Holding Co., Inc. (a)	340,000	10,665,800
Infinera Corp. (a)	358,377	8,579,545
		19,245,345
Electronic Equipment & Components - 1.3%
IPG Photonics Corp. (a)(d)	47,300	4,362,006
Jabil Circuit, Inc.	150,000	3,037,500
RealD, Inc. (a)	1,092,300	13,708,365
		21,107,871
Internet Software & Services - 3.2%
comScore, Inc. (a)	130,551	7,637,234
Cvent, Inc. (a)(d)	426,960	11,493,763
Demandware, Inc. (a)	120,000	9,067,200
Gogo, Inc. (a)(d)	350,488	6,389,396
Q2 Holdings, Inc. (a)	200,000	5,438,000
Stamps.com, Inc. (a)	208,711	14,317,575
		54,343,168
IT Services - 6.8%
Broadridge Financial Solutions, Inc.	160,100	8,688,627
CACI International, Inc. Class A (a)	80,000	6,570,400
Euronet Worldwide, Inc. (a)	160,000	10,960,000
Gartner, Inc. Class A (a)	232,130	20,559,754
Genpact Ltd. (a)	430,000	9,550,300
Global Payments, Inc.	210,500	23,594,945
Mattersight Corp. (a)(e)	1,854,975	12,150,086
Maximus, Inc.	220,000	15,006,200
Virtusa Corp. (a)	150,000	7,191,000
		114,271,312
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.0%
Cavium, Inc. (a)	58,210	$ 3,946,638
Cirrus Logic, Inc. (a)	450,000	14,854,500
MKS Instruments, Inc.	123,264	4,375,872
Monolithic Power Systems, Inc.	190,000	9,824,900
		33,001,910
Software - 9.5%
AVG Technologies NV (a)	280,000	8,047,200
Blackbaud, Inc.	260,000	15,901,600
Cadence Design Systems, Inc. (a)(d)	796,200	16,696,314
Digimarc Corp. (a)(d)	36,300	1,442,562
Ebix, Inc. (d)	124,017	3,843,287
Fleetmatics Group PLC (a)	195,000	9,334,650
HubSpot, Inc.	210,500	11,356,475
Imperva, Inc. (a)	100,000	6,570,000
Manhattan Associates, Inc. (a)	183,400	11,887,988
Mentor Graphics Corp.	780,000	20,350,200
Paylocity Holding Corp. (a)(d)	170,000	6,106,400
Progress Software Corp. (a)	483,700	14,356,216
Qlik Technologies, Inc. (a)	460,000	18,611,600
Verint Systems, Inc. (a)	255,200	14,857,744
		159,362,236
Technology Hardware, Storage & Peripherals - 0.4%
Nimble Storage, Inc. (a)(d)	265,937	7,345,180
TOTAL INFORMATION TECHNOLOGY		408,677,022
MATERIALS - 2.1%
Chemicals - 0.5%
Cytec Industries, Inc.	110,000	8,165,300
Containers & Packaging - 1.4%
Avery Dennison Corp.	100,000	6,085,000
Graphic Packaging Holding Co.	1,200,200	18,123,020
		24,208,020
Paper & Forest Products - 0.2%
TFS Corp. Ltd. (d)	2,400,000	2,578,792
TOTAL MATERIALS		34,952,112
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
inContact, Inc. (a)	1,214,000	$ 11,265,920
Vonage Holdings Corp. (a)	505,436	3,229,736
		14,495,656
TOTAL COMMON STOCKS (Cost $1,363,452,109)		1,611,258,786
Money Market Funds - 8.2%

Fidelity Cash Central Fund, 0.17% (b)	64,469,445	64,469,445
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	72,538,290	72,538,290
TOTAL MONEY MARKET FUNDS (Cost $137,007,735)		137,007,735
Equity Funds - 1.9%

Small Growth Funds - 1.9%
iShares Russell 2000 Growth Index ETF (d) (Cost $31,405,658)	200,000	30,990,000
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $1,531,865,502)		1,779,256,521
NET OTHER ASSETS (LIABILITIES) - (6.1)%		(101,610,380)
NET ASSETS - 100%		$ 1,677,646,141
Security Type Abbreviations
ETF	-	Exchange Traded Fund
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 43,708
Fidelity Securities Lending Cash Central Fund	664,654
Total	$ 708,362
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Mattersight Corp.	$ -	$ 11,000,002	$ -	$ -	$ 12,150,086
Superior Drilling Products, Inc.	8,049,395	212,441	408,453	-	1,928,281
Total	$ 8,049,395	$ 11,212,443	$ 408,453	$ -	$ 14,078,367
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $71,636,998) - See accompanying schedule: Unaffiliated issuers (cost $1,379,096,390)	$ 1,628,170,419
Fidelity Central Funds (cost $137,007,735)	137,007,735
Other affiliated issuers (cost $15,761,377)	14,078,367
Total Investments (cost $1,531,865,502)		$ 1,779,256,521
Cash		786,138
Receivable for investments sold		19,073,092
Receivable for fund shares sold		8,384,535
Dividends receivable		87,629
Distributions receivable from Fidelity Central Funds		55,876
Other receivables		54,301
Total assets		1,807,698,092

Liabilities
Payable for investments purchased	$ 55,000,596
Payable for fund shares redeemed	1,049,146
Accrued management fee	1,014,913
Distribution and service plan fees payable	91,566
Other affiliated payables	296,642
Other payables and accrued expenses	60,798
Collateral on securities loaned, at value	72,538,290
Total liabilities		130,051,951

Net Assets		$ 1,677,646,141
Net Assets consist of:
Paid in capital		$ 1,364,084,364
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		66,183,697
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		247,378,080
Net Assets		$ 1,677,646,141

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($123,369,546 ÷ 6,002,419 shares)	$ 20.55

Maximum offering price per share (100/94.25 of $20.55)	$ 21.80
Class T: Net Asset Value and redemption price per share ($52,667,039 ÷ 2,622,233 shares)	$ 20.08

Maximum offering price per share (100/96.50 of $20.08)	$ 20.81
Class B: Net Asset Value and offering price per share ($2,357,028 ÷ 124,107 shares)	$ 18.99

Class C: Net Asset Value and offering price per share ($55,671,491 ÷ 2,946,209 shares)	$ 18.90

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,345,684,071 ÷ 63,486,022 shares)	$ 21.20

Class I: Net Asset Value, offering price and redemption price per share ($97,896,966 ÷ 4,609,963 shares)	$ 21.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2015

Investment Income
Dividends		$ 5,957,242
Income from Fidelity Central Funds (including $664,654 from security lending)		708,362
Total income		6,665,604

Expenses
Management fee
Basic fee	$ 8,851,814
Performance adjustment	(551,250)
Transfer agent fees	2,715,918
Distribution and service plan fees	913,847
Accounting and security lending fees	423,000
Custodian fees and expenses	46,646
Independent trustees' compensation	5,261
Registration fees	139,484
Audit	62,075
Legal	3,043
Interest	4,117
Miscellaneous	9,013
Total expenses before reductions	12,622,968
Expense reductions	(173,323)	12,449,645
Net investment income (loss)		(5,784,041)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	109,364,383
Other affiliated issuers	(615,913)
Foreign currency transactions	6,149
Total net realized gain (loss)		108,754,619
Change in net unrealized appreciation (depreciation) on: Investment securities	166,441,450
Assets and liabilities in foreign currencies	(9,237)
Total change in net unrealized appreciation (depreciation)		166,432,213
Net gain (loss)		275,186,832
Net increase (decrease) in net assets resulting from operations		$ 269,402,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,784,041)	$ (5,539,870)
Net realized gain (loss)	108,754,619	529,975,803
Change in net unrealized appreciation (depreciation)	166,432,213	(344,219,184)
Net increase (decrease) in net assets resulting from operations	269,402,791	180,216,749
Distributions to shareholders from net realized gain	(103,188,484)	(306,246,236)
Share transactions - net increase (decrease)	214,155,809	(817,676,738)
Redemption fees	177,411	398,744
Total increase (decrease) in net assets	380,547,527	(943,307,481)

Net Assets
Beginning of period	1,297,098,614	2,240,406,095
End of period (including accumulated net investment loss of $0 and accumulated net investment loss of $4,082,221, respectively)	$ 1,677,646,141	$ 1,297,098,614

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 17.99	$ 19.66	$ 15.87	$ 16.42	$ 12.66
Income from Investment Operations
Net investment income (loss) C	(.13)	(.12)	(.04)	(.07) F	(.07) G
Net realized and unrealized gain (loss)	4.23	1.69	4.87	(.16)	3.84
Total from investment operations	4.10	1.57	4.83	(.23)	3.77
Distributions from net realized gain	(1.54)	(3.24)	(1.04)	(.32)	(.01) K
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 20.55	$ 17.99	$ 19.66	$ 15.87	$ 16.42
Total ReturnA, B	24.46%	8.58%	32.20%	(1.14)%	29.78%
Ratios to Average Net Assets D, H
Expenses before reductions	1.21%	1.22%	1.24%	1.35%	1.25%
Expenses net of fee waivers, if any	1.21%	1.22%	1.24%	1.35%	1.25%
Expenses net of all reductions	1.20%	1.22%	1.22%	1.34%	1.23%
Net investment income (loss)	(.67)%	(.62)%	(.26)%	(.49)%F	(.47)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,370	$ 88,822	$ 74,978	$ 59,684	$ 67,272
Portfolio turnover rate E	156%	148% J	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 17.66	$ 19.38	$ 15.68	$ 16.27	$ 12.57
Income from Investment Operations
Net investment income (loss) C	(.17)	(.16)	(.09)	(.11) F	(.11) G
Net realized and unrealized gain (loss)	4.13	1.66	4.82	(.16)	3.81
Total from investment operations	3.96	1.50	4.73	(.27)	3.70
Distributions from net realized gain	(1.54)	(3.22)	(1.03)	(.32)	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 20.08	$ 17.66	$ 19.38	$ 15.68	$ 16.27
Total ReturnA, B	24.10%	8.30%	31.87%	(1.41)%	29.44%
Ratios to Average Net Assets D, H
Expenses before reductions	1.49%	1.50%	1.49%	1.61%	1.50%
Expenses net of fee waivers, if any	1.48%	1.50%	1.49%	1.61%	1.50%
Expenses net of all reductions	1.47%	1.49%	1.48%	1.60%	1.49%
Net investment income (loss)	(.95)%	(.90)%	(.52)%	(.74)%F	(.73)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,667	$ 42,586	$ 34,686	$ 27,658	$ 30,764
Portfolio turnover rate E	156%	148% J	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.86	$ 18.65	$ 15.19	$ 15.86	$ 12.30
Income from Investment Operations
Net investment income (loss) C	(.25)	(.25)	(.16)	(.18) F	(.18) G
Net realized and unrealized gain (loss)	3.92	1.60	4.64	(.17)	3.74
Total from investment operations	3.67	1.35	4.48	(.35)	3.56
Distributions from net realized gain	(1.54)	(3.14)	(1.02)	(.32)	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.99	$ 16.86	$ 18.65	$ 15.19	$ 15.86
Total ReturnA, B	23.48%	7.73%	31.25%	(1.96)%	28.94%
Ratios to Average Net Assets D, H
Expenses before reductions	2.01%	2.01%	1.99%	2.10%	2.00%
Expenses net of fee waivers, if any	2.01%	2.01%	1.99%	2.10%	2.00%
Expenses net of all reductions	2.00%	2.01%	1.97%	2.09%	1.98%
Net investment income (loss)	(1.47)%	(1.41)%	(1.01)%	(1.23)%F	(1.22)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,357	$ 2,764	$ 3,486	$ 4,123	$ 5,295
Portfolio turnover rate E	156%	148% J	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.78	$ 18.62	$ 15.16	$ 15.83	$ 12.28
Income from Investment Operations
Net investment income (loss) C	(.25)	(.25)	(.16)	(.18) F	(.18) G
Net realized and unrealized gain (loss)	3.91	1.59	4.64	(.17)	3.73
Total from investment operations	3.66	1.34	4.48	(.35)	3.55
Distributions from net realized gain	(1.54)	(3.18)	(1.02)	(.32)	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.90	$ 16.78	$ 18.62	$ 15.16	$ 15.83
Total ReturnA, B	23.53%	7.70%	31.32%	(1.96)%	28.91%
Ratios to Average Net Assets D, H
Expenses before reductions	2.00%	2.01%	1.99%	2.10%	2.00%
Expenses net of fee waivers, if any	2.00%	2.00%	1.99%	2.10%	2.00%
Expenses net of all reductions	1.99%	2.00%	1.97%	2.09%	1.98%
Net investment income (loss)	(1.46)%	(1.41)%	(1.01)%	(1.24)%F	(1.22)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,671	$ 42,215	$ 32,756	$ 24,683	$ 24,914
Portfolio turnover rate E	156%	148% J	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.45	$ 20.07	$ 16.14	$ 16.65	$ 12.81
Income from Investment Operations
Net investment income (loss) B	(.07)	(.06)	.01	(.03) E	(.03) F
Net realized and unrealized gain (loss)	4.36	1.71	4.98	(.16)	3.90
Total from investment operations	4.29	1.65	4.99	(.19)	3.87
Distributions from net realized gain	(1.54)	(3.27)	(1.06)	(.32)	(.03) J
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 21.20	$ 18.45	$ 20.07	$ 16.14	$ 16.65
Total Return A	24.91%	8.87%	32.74%	(.88)%	30.20%
Ratios to Average Net Assets C, G
Expenses before reductions	.91%	.91%	.90%	1.03%	.95%
Expenses net of fee waivers, if any	.91%	.90%	.90%	1.03%	.95%
Expenses net of all reductions	.90%	.90%	.88%	1.02%	.93%
Net investment income (loss)	(.37)%	(.31)%	.08%	(.16)%E	(.17)%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,345,684	$ 1,069,105	$ 1,315,659	$ 1,166,101	$ 1,382,688
Portfolio turnover rate D	156%	148% I	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.49	$ 20.10	$ 16.17	$ 16.68	$ 12.83
Income from Investment Operations
Net investment income (loss) B	(.07)	(.06)	.01	(.03) E	(.03) F
Net realized and unrealized gain (loss)	4.36	1.72	4.98	(.16)	3.91
Total from investment operations	4.29	1.66	4.99	(.19)	3.88
Distributions from net realized gain	(1.54)	(3.27)	(1.06)	(.32)	(.03) J
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 21.24	$ 18.49	$ 20.10	$ 16.17	$ 16.68
Total Return A	24.85%	8.89%	32.65%	(.88)%	30.24%
Ratios to Average Net Assets C, G
Expenses before reductions	.93%	.92%	.92%	1.06%	.94%
Expenses net of fee waivers, if any	.93%	.92%	.92%	1.06%	.94%
Expenses net of all reductions	.91%	.92%	.91%	1.05%	.93%
Net investment income (loss)	(.39)%	(.32)%	.06%	(.19)%E	(.17)%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 97,897	$ 51,607	$ 51,158	$ 36,694	$ 41,440
Portfolio turnover rate D	156%	148% I	142%	150%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. The Fund offered Class F shares during the period June 26, 2009 through November 15, 2013 and all outstanding shares were redeemed by November 15, 2013. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 284,169,323
Gross unrealized depreciation	(39,468,707)
Net unrealized appreciation (depreciation) on securities	$ 244,700,616

Tax Cost	$ 1,534,555,905

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,130,712
Undistributed long-term capital gain	$ 50,743,387
Net unrealized appreciation (depreciation) on securities and other investments	$ 244,687,677

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ -	$ 106,613,332
Long-term Capital Gains	103,188,484	199,632,904
Total	$ 103,188,484	$ 306,246,236

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,044,918,249 and $1,947,551,562, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 235,371	$ 4,756
Class T	.25%	.25%	224,894	-
Class B	.75%	.25%	25,039	18,886
Class C	.75%	.25%	428,543	68,843
			$ 913,847	$ 92,485

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 64,422
Class T	11,332
Class B*	1,032
Class C*	6,916
$ 83,702

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 240,180.25
Class T	124,717.28
Class B	7,532.30
Class C	125,384.29
Small Cap Growth	2,079,578.20
Class I	138,527.22
	$ 2,715,918

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $80,251 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 66,799,000.32%		$ 4,117

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,790 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $53,294 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $134,401 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $211.

Annual Report

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $5,837 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 1,650
Class T	799
Class B	5
Class C	651
Small Cap Growth	28,551
Class I	1,218
$ 32,874

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014 A
From net realized gain
Class A	$ 7,463,655	$ 13,043,180
Class T	3,715,268	6,310,012
Class B	242,938	574,582
Class C	3,707,592	6,249,863
Small Cap Growth	83,762,458	191,545,684
Class F	-	80,609,253
Class I	4,296,573	7,913,662
Total	$ 103,188,484	$ 306,246,236

A All Class F Shares were redeemed on November 15, 2013.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class A
Shares sold	2,167,593	1,706,264	$ 41,925,439	$ 32,017,468
Reinvestment of distributions	412,446	685,582	7,203,479	12,377,436
Shares redeemed	(1,515,208)	(1,267,150)	(27,623,856)	(23,663,751)
Net increase (decrease)	1,064,831	1,124,696	$ 21,505,062	$ 20,731,153

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class T
Shares sold	659,898	787,491	$ 12,282,234	$ 14,539,628
Reinvestment of distributions	211,200	341,036	3,613,802	6,061,090
Shares redeemed	(660,724)	(506,140)	(11,765,139)	(9,192,820)
Net increase (decrease)	210,374	622,387	$ 4,130,897	$ 11,407,898
Class B
Shares sold	11,802	11,205	$ 209,809	$ 198,217
Reinvestment of distributions	14,482	32,147	235,501	548,598
Shares redeemed	(66,110)	(66,282)	(1,127,352)	(1,168,208)
Net increase (decrease)	(39,826)	(22,930)	$ (682,042)	$ (421,393)
Class C
Shares sold	992,298	918,904	$ 17,729,436	$ 16,220,240
Reinvestment of distributions	216,825	347,970	3,508,500	5,911,022
Shares redeemed	(778,826)	(510,512)	(13,034,787)	(8,883,388)
Net increase (decrease)	430,297	756,362	$ 8,203,149	$ 13,247,874
Small Cap Growth
Shares sold	23,816,242	30,614,664	$ 475,203,336	$ 589,831,022
Reinvestment of distributions	4,527,816	10,184,956	81,276,349	187,557,177
Shares redeemed	(22,793,867)	(48,426,256)B	(412,013,233)	(934,113,968)B
Net increase (decrease)	5,550,191	(7,626,636)	$ 144,466,452	$ (156,725,769)
Class F
Shares sold	-	768,083	$ -	$ 15,293,461
Reinvestment of distributions	-	4,357,257	-	80,609,253
Shares redeemed	-	(41,060,113)B	-	(806,457,595)B
Net increase (decrease)	-	(35,934,773)	$ -	$ (710,554,881)
Class I
Shares sold	2,387,318	933,934	$ 47,676,724	$ 18,129,031
Reinvestment of distributions	220,272	381,830	3,963,647	7,062,159
Shares redeemed	(789,017)	(1,069,577)	(15,108,080)	(20,552,810)
Net increase (decrease)	1,818,573	246,187	$ 36,532,291	$ 4,638,380

A All Class F Shares were redeemed on November 15, 2013.

B Amount includes in-kind redemptions.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company), Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for Alliance Bernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010/2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class I	09/14/2015	09/11/2015	$0.786

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $75,767,806, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Small Cap Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ASCPI-UANN-0915
1.803721.110

Fidelity®

Growth & Income

Portfolio

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	8.23%	16.38%	3.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio, a class of the fund, on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Matthew Fruhan: For the year, the fund's share classes lagged the benchmark S&P 500® Index. (For specific class-level results, please see the Performance section of this report.) Versus the benchmark, the biggest negative was our unhelpful underweighting and subpar stock picking in the market-leading health care sector. Positioning in energy also hurt the relative result, as did currency effects. Conversely, the fund benefited from stock selections in the information technology and financials sectors. On the negative side, most stocks with significant correlation to the price of oil struggled, including Canada's Suncor Energy, a non-benchmark holding that also was hurt by the rising value of the U.S. dollar versus the Canadian dollar. Other energy laggards included Chevron and Apache. However, largely avoiding energy giant Exxon Mobil, a high-quality company whose valuation I found less attractive than its competitors, contributed meaningfully to the fund's relative result. In the consumer discretionary sector, the fund was hurt most by not owning Internet retailer Amazon.com, an index constituent whose shares rose about 71% the past year. Meanwhile, within financials, JPMorgan Chase, our largest individual position and biggest overweighting, added to performance. The company provided what I considered a compelling risk/reward tradeoff. In consumer discretionary, retailers Target and Lowe's also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Growth and Income	.63%
Actual		$ 1,000.00	$ 1,078.40	$ 3.25
Hypothetical A		$ 1,000.00	$ 1,021.67	$ 3.16
Class K	.52%
Actual		$ 1,000.00	$ 1,078.50	$ 2.68
Hypothetical A		$ 1,000.00	$ 1,022.22	$ 2.61

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.4	3.9
Apple, Inc.	3.5	3.9
General Electric Co.	3.3	3.1
Microsoft Corp.	2.9	2.9
Citigroup, Inc.	2.8	2.2
Bank of America Corp.	2.7	2.1
Target Corp.	2.2	2.4
Procter & Gamble Co.	2.0	2.1
Comcast Corp. Class A	2.0	1.9
Chevron Corp.	1.8	2.3
	27.6
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.9	20.5
Information Technology	21.8	20.0
Industrials	12.7	13.1
Health Care	10.8	9.9
Consumer Discretionary	9.5	10.6
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 98.8%		Stocks 98.9%
	Convertible Securities 1.0%		Convertible Securities 1.0%
	Other Investments 0.1%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.1%		Short-Term Investments and Net Other Assets (Liabilities) 0.0%
* Foreign investments	11.9%	** Foreign investments	12.5%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.5%
Automobiles - 0.2%
Harley-Davidson, Inc.	206,700	$ 12,051
Diversified Consumer Services - 0.4%
H&R Block, Inc.	762,607	25,387
Hotels, Restaurants & Leisure - 1.1%
Las Vegas Sands Corp.	442,000	24,770
Yum! Brands, Inc.	633,744	55,617
		80,387
Household Durables - 0.2%
Tupperware Brands Corp.	276,800	16,184
Leisure Products - 0.1%
Mattel, Inc.	367,800	8,537
Media - 4.2%
Comcast Corp. Class A	2,304,700	143,836
Scripps Networks Interactive, Inc. Class A (e)	348,489	21,808
Sinclair Broadcast Group, Inc. Class A (e)	733,661	21,291
Time Warner, Inc.	1,039,017	91,475
Viacom, Inc. Class B (non-vtg.)	554,000	31,578
		309,988
Multiline Retail - 2.2%
Dillard's, Inc. Class A	42,500	4,330
Target Corp.	1,971,675	161,382
		165,712
Specialty Retail - 1.1%
Lowe's Companies, Inc.	1,213,879	84,195
TOTAL CONSUMER DISCRETIONARY		702,441
CONSUMER STAPLES - 8.8%
Beverages - 3.0%
Diageo PLC	1,403,746	39,351
Molson Coors Brewing Co. Class B	116,700	8,302
PepsiCo, Inc.	454,114	43,754
SABMiller PLC	464,448	24,403
The Coca-Cola Co.	2,569,703	105,563
		221,373
Food & Staples Retailing - 1.1%
CVS Health Corp.	508,304	57,169
Walgreens Boots Alliance, Inc.	295,084	28,514
		85,683
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - 0.0%
The J.M. Smucker Co.	20,100	$ 2,245
Household Products - 2.0%
Procter & Gamble Co.	1,916,515	146,997
Tobacco - 2.7%
British American Tobacco PLC sponsored ADR	715,523	85,147
Imperial Tobacco Group PLC	228,799	12,023
Philip Morris International, Inc.	914,371	78,206
Reynolds American, Inc.	300,300	25,763
		201,139
TOTAL CONSUMER STAPLES		657,437
ENERGY - 8.4%
Energy Equipment & Services - 1.0%
Ensco PLC Class A	1,532,823	25,414
Oceaneering International, Inc.	644,000	25,773
Schlumberger Ltd.	247,232	20,476
		71,663
Oil, Gas & Consumable Fuels - 7.4%
Apache Corp.	926,168	42,474
Chevron Corp.	1,531,796	135,533
ConocoPhillips Co.	713,200	35,902
EQT Midstream Partners LP	144,100	11,352
Foresight Energy LP	197,562	1,644
Golar LNG Ltd.	559,200	24,085
Imperial Oil Ltd.	1,392,700	51,529
Kinder Morgan, Inc.	506,000	17,528
Legacy Reserves LP	936,300	7,313
Markwest Energy Partners LP	915,654	59,920
PrairieSky Royalty Ltd. (e)	548,700	11,265
Suncor Energy, Inc.	3,668,350	103,331
The Williams Companies, Inc.	810,772	42,549
Williams Partners LP	105,985	4,889
		549,314
TOTAL ENERGY		620,977
FINANCIALS - 22.8%
Banks - 15.3%
Bank of America Corp.	11,173,256	199,778
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
Citigroup, Inc.	3,519,330	$ 205,740
Comerica, Inc.	435,500	20,656
Commerce Bancshares, Inc.	221,000	10,407
Fifth Third Bancorp	813,700	17,145
First Republic Bank	64,900	4,140
FirstMerit Corp.	456,200	8,549
JPMorgan Chase & Co.	4,731,692	324,265
Lloyds Banking Group PLC	3,108,300	4,048
M&T Bank Corp.	186,200	24,420
PNC Financial Services Group, Inc.	436,054	42,812
Regions Financial Corp.	2,839,400	29,501
Standard Chartered PLC (United Kingdom)	2,586,563	39,593
SunTrust Banks, Inc.	1,630,466	72,295
U.S. Bancorp	1,760,973	79,614
UMB Financial Corp.	170,200	9,330
Wells Fargo & Co.	796,641	46,102
		1,138,395
Capital Markets - 5.1%
Charles Schwab Corp.	1,305,943	45,551
Invesco Ltd.	106,900	4,126
KKR & Co. LP	2,044,543	48,865
Morgan Stanley	1,270,397	49,342
Northern Trust Corp.	699,364	53,494
Oaktree Capital Group LLC Class A	240,200	13,257
State Street Corp.	1,562,327	119,612
The Blackstone Group LP	761,000	29,869
TPG Specialty Lending, Inc.	1,017,845	18,118
		382,234
Insurance - 1.6%
ACE Ltd.	20,600	2,241
Brown & Brown, Inc.	147,700	4,941
Marsh & McLennan Companies, Inc.	302,846	17,547
MetLife, Inc.	1,136,440	63,345
Principal Financial Group, Inc.	497,900	27,638
		115,712
Real Estate Investment Trusts - 0.5%
American Tower Corp.	59,000	5,611
First Potomac Realty Trust	183,418	2,082
Lamar Advertising Co. Class A	62,600	3,759
Sabra Health Care REIT, Inc.	223,000	6,099
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Ventas, Inc.	139,700	$ 9,372
WP Carey, Inc.	129,800	7,942
		34,865
Thrifts & Mortgage Finance - 0.3%
Radian Group, Inc.	1,051,368	19,408
TOTAL FINANCIALS		1,690,614
HEALTH CARE - 10.0%
Biotechnology - 1.8%
Amgen, Inc.	466,303	82,344
Baxalta, Inc.	46,700	1,533
Biogen, Inc. (a)	123,900	39,497
Intercept Pharmaceuticals, Inc. (a)	38,926	10,269
		133,643
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	428,404	21,716
Ansell Ltd.	266,311	4,878
Medtronic PLC	484,330	37,967
St. Jude Medical, Inc.	155,200	11,457
Zimmer Biomet Holdings, Inc.	297,810	30,993
		107,011
Health Care Providers & Services - 1.6%
Cardinal Health, Inc.	160,900	13,673
Express Scripts Holding Co. (a)	209,200	18,843
McKesson Corp.	302,387	66,698
Patterson Companies, Inc.	366,270	18,372
		117,586
Pharmaceuticals - 5.2%
AbbVie, Inc.	183,900	12,875
Astellas Pharma, Inc.	775,300	11,679
GlaxoSmithKline PLC sponsored ADR	2,086,722	90,647
Johnson & Johnson	1,342,669	134,549
Novartis AG sponsored ADR	227,144	23,566
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,477,020	101,944
Theravance, Inc. (e)	858,600	13,154
		388,414
TOTAL HEALTH CARE		746,654
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 12.7%
Aerospace & Defense - 2.2%
Meggitt PLC	3,191,000	$ 23,147
Rolls-Royce Group PLC	156,700	1,943
The Boeing Co.	660,089	95,165
United Technologies Corp.	447,082	44,847
		165,102
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	65,900	4,623
FedEx Corp.	46,000	7,885
PostNL NV (a)	4,575,900	19,660
United Parcel Service, Inc. Class B	1,012,004	103,589
		135,757
Airlines - 0.2%
Copa Holdings SA Class A	219,700	16,594
Building Products - 0.2%
Lennox International, Inc.	121,300	14,322
Commercial Services & Supplies - 0.7%
ADT Corp. (e)	982,810	33,936
KAR Auction Services, Inc.	527,100	20,520
		54,456
Electrical Equipment - 0.8%
Emerson Electric Co.	551,600	28,545
Hubbell, Inc. Class B	260,639	27,213
		55,758
Industrial Conglomerates - 3.3%
General Electric Co.	9,426,180	246,023
Machinery - 0.8%
Deere & Co.	245,800	23,245
Donaldson Co., Inc.	230,200	7,735
IMI PLC	398,000	6,595
Joy Global, Inc.	156,000	4,120
Pentair PLC	114,800	6,981
Valmont Industries, Inc.	43,000	4,783
Xylem, Inc.	74,400	2,569
		56,028
Professional Services - 0.1%
Acacia Research Corp.	415,902	3,914
Road & Rail - 2.1%
CSX Corp.	2,045,320	63,978
J.B. Hunt Transport Services, Inc.	570,540	47,994
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
Kansas City Southern	229,200	$ 22,734
Norfolk Southern Corp.	253,899	21,411
		156,117
Trading Companies & Distributors - 0.5%
W.W. Grainger, Inc.	11,500	2,630
Watsco, Inc.	287,892	36,919
		39,549
TOTAL INDUSTRIALS		943,620
INFORMATION TECHNOLOGY - 21.7%
Communications Equipment - 3.2%
Cisco Systems, Inc.	3,830,752	108,870
QUALCOMM, Inc.	1,977,146	127,308
		236,178
Internet Software & Services - 3.4%
Google, Inc.:
Class A (a)	185,007	121,642
Class C	163,146	102,066
Yahoo!, Inc. (a)	651,595	23,894
		247,602
IT Services - 5.9%
Cognizant Technology Solutions Corp. Class A (a)	456,172	28,784
Fidelity National Information Services, Inc.	237,736	15,555
IBM Corp.	534,204	86,536
Leidos Holdings, Inc.	57,200	2,334
MasterCard, Inc. Class A	931,800	90,757
Paychex, Inc.	1,735,657	80,534
The Western Union Co.	921,480	18,651
Unisys Corp. (a)	885,200	14,048
Visa, Inc. Class A	1,352,184	101,874
		439,073
Semiconductors & Semiconductor Equipment - 0.6%
Analog Devices, Inc.	75,300	4,392
Broadcom Corp. Class A	269,582	13,644
Marvell Technology Group Ltd.	951,500	11,837
Maxim Integrated Products, Inc.	464,200	15,801
		45,674
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - 3.6%
Microsoft Corp.	4,643,599	$ 216,856
Oracle Corp.	1,281,653	51,189
		268,045
Technology Hardware, Storage & Peripherals - 5.0%
Apple, Inc.	2,126,394	257,932
EMC Corp.	2,861,300	76,940
First Data Holdings, Inc. Class B (a)(h)	5,155,476	25,520
Western Digital Corp.	147,900	12,728
		373,120
TOTAL INFORMATION TECHNOLOGY		1,609,692
MATERIALS - 3.3%
Chemicals - 2.8%
Airgas, Inc.	400,206	40,829
E.I. du Pont de Nemours & Co.	335,446	18,704
Eastman Chemical Co.	7,500	588
LyondellBasell Industries NV Class A	62,500	5,864
Monsanto Co.	708,415	72,180
Potash Corp. of Saskatchewan, Inc.	759,200	20,654
Syngenta AG (Switzerland)	108,585	44,734
The Chemours Co. LLC	132,309	1,445
Tronox Ltd. Class A	356,700	3,917
		208,915
Containers & Packaging - 0.2%
Packaging Corp. of America	105,300	7,454
WestRock Co.	162,100	10,222
		17,676
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	1,278,500	15,022
Paper & Forest Products - 0.1%
Domtar Corp.	91,900	3,737
International Paper Co.	46,700	2,236
		5,973
TOTAL MATERIALS		247,586
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
TDC A/S	593,200	$ 4,474
Verizon Communications, Inc.	2,058,974	96,339
		100,813
UTILITIES - 0.2%
Electric Utilities - 0.2%
PPL Corp.	156,700	4,985
Southern Co.	260,900	11,670
		16,655
TOTAL COMMON STOCKS (Cost $6,165,027)		7,336,489
Convertible Preferred Stocks - 0.8%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series D (a)(h)	68,794	34
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.8%
Alere, Inc. 3.00%	185,143	61,416
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $46,947)		61,450
Convertible Bonds - 0.2%
		Principal Amount (000s) (d)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Tesla Motors, Inc. 1.25% 3/1/21		$ 3,470	3,388
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc.:
3% 2/27/17		5,615	4,982
5% 10/15/18 (h)		3,018	2,501
Peabody Energy Corp. 4.75% 12/15/41		7,660	847
			8,330
Convertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Twitter, Inc. 0.25% 9/15/19 (f)		$ 5,840	$ 5,139
TOTAL CONVERTIBLE BONDS (Cost $22,706)			16,857
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $4,623)	EUR	3,010	3,559
Money Market Funds - 0.6%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c) (Cost $42,660)	42,659,669	42,660
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $6,281,963)		7,461,015
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(36,820)
NET ASSETS - 100%		$ 7,424,195
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,698,000 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,055,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 5% 10/15/18	10/16/13	$ 2,800
First Data Holdings, Inc. Class B	6/26/14	$ 20,622
NJOY, Inc. Series D	2/14/14	$ 1,164
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 11
Fidelity Securities Lending Cash Central Fund	735
Total	$ 746
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 702,475	$ 702,441	$ -	$ 34
Consumer Staples	657,437	618,086	39,351	-
Energy	620,977	620,977	-	-
Financials	1,690,614	1,686,566	4,048	-
Health Care	808,070	808,070	-	-
Industrials	943,620	943,620	-	-
Information Technology	1,609,692	1,584,172	-	25,520
Materials	247,586	202,852	44,734	-
Telecommunication Services	100,813	100,813	-	-
Utilities	16,655	16,655	-	-
Corporate Bonds	16,857	-	16,857	-
Preferred Securities	3,559	-	3,559	-
Money Market Funds	42,660	42,660	-	-
Total Investments in Securities:	$ 7,461,015	$ 7,326,912	$ 108,549	$ 25,554
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.1%
United Kingdom	4.6%
Canada	2.5%
Israel	1.4%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $42,222) - See accompanying schedule: Unaffiliated issuers (cost $6,239,303)	$ 7,418,355
Fidelity Central Funds (cost $42,660)	42,660
Total Investments (cost $6,281,963)		$ 7,461,015
Foreign currency held at value (cost $242)		243
Receivable for investments sold		43,373
Receivable for fund shares sold		6,259
Dividends receivable		9,373
Interest receivable		187
Distributions receivable from Fidelity Central Funds		49
Other receivables		767
Total assets		7,521,266

Liabilities
Payable for investments purchased	$ 38,409
Payable for fund shares redeemed	4,261
Accrued management fee	2,777
Notes payable to affiliates	7,108
Other affiliated payables	1,041
Other payables and accrued expenses	815
Collateral on securities loaned, at value	42,660
Total liabilities		97,071

Net Assets		$ 7,424,195
Net Assets consist of:
Paid in capital		$ 8,922,704
Distributions in excess of net investment income		(722)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,676,809)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,179,022
Net Assets		$ 7,424,195

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2015

Growth and Income: Net Asset Value, offering price and redemption price per share ($6,562,578 ÷ 212,744 shares)	$ 30.85

Class K: Net Asset Value, offering price and redemption price per share ($861,617 ÷ 27,953 shares)	$ 30.82

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2015

Investment Income
Dividends		$ 185,479
Interest		887
Income from Fidelity Central Funds		746
Total income		187,112

Expenses
Management fee	$ 34,114
Transfer agent fees	11,401
Accounting and security lending fees	1,203
Custodian fees and expenses	181
Independent trustees' compensation	36
Registration fees	82
Audit	101
Legal	45
Interest	6
Miscellaneous	51
Total expenses before reductions	47,220
Expense reductions	(268)	46,952
Net investment income (loss)		140,160
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	743,232
Foreign currency transactions	28
Total net realized gain (loss)		743,260
Change in net unrealized appreciation (depreciation) on: Investment securities	(281,491)
Assets and liabilities in foreign currencies	(28)
Total change in net unrealized appreciation (depreciation)		(281,519)
Net gain (loss)		461,741
Net increase (decrease) in net assets resulting from operations		$ 601,901

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 140,160	$ 138,369
Net realized gain (loss)	743,260	863,680
Change in net unrealized appreciation (depreciation)	(281,519)	38,912
Net increase (decrease) in net assets resulting from operations	601,901	1,040,961
Distributions to shareholders from net investment income	(135,475)	(133,552)
Distributions to shareholders from net realized gain	-	(1,626)
Total distributions	(135,475)	(135,178)
Share transactions - net increase (decrease)	(551,906)	(472,170)
Total increase (decrease) in net assets	(85,480)	433,613

Net Assets
Beginning of period	7,509,675	7,076,062
End of period (including distributions in excess of net investment income of $722 and undistributed net investment income of $3,054, respectively)	$ 7,424,195	$ 7,509,675

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth & Income

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 29.02	$ 25.66	$ 20.13	$ 18.58	$ 15.75
Income from Investment Operations
Net investment income (loss) B	.55	.51	.46	.36	.20
Net realized and unrealized gain (loss)	1.82 H	3.35	5.54	1.55	2.82
Total from investment operations	2.37	3.86	6.00	1.91	3.02
Distributions from net investment income	(.54)	(.50)	(.44)	(.35)	(.19)
Distributions from net realized gain	-	(.01)	(.03)	(.01)	-
Total distributions	(.54)	(.50) G	(.47)	(.36)	(.19)
Net asset value, end of period	$ 30.85	$ 29.02	$ 25.66	$ 20.13	$ 18.58
Total Return A	8.23% H	15.16%	30.15%	10.45%	19.16%
Ratios to Average Net Assets C, E
Expenses before reductions	.64%	.65%	.68%	.71%	.72%
Expenses net of fee waivers, if any	.63%	.65%	.68%	.71%	.72%
Expenses net of all reductions	.63%	.65%	.67%	.71%	.71%
Net investment income (loss)	1.83%	1.86%	2.04%	1.95%	1.09%
Supplemental Data
Net assets, end of period (in millions)	$ 6,563	$ 6,550	$ 6,060	$ 4,863	$ 5,052
Portfolio turnover rate D	35%	41% F	49%	62%	129%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Total distributions of $.50 per share is comprised of distributions from net investment income of $.495 and distributions from net realized gain of $.006 per share.

H Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.03%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 29.00	$ 25.64	$ 20.12	$ 18.57	$ 15.74
Income from Investment Operations
Net investment income (loss) B	.59	.54	.50	.40	.23
Net realized and unrealized gain (loss)	1.81 G	3.36	5.52	1.54	2.82
Total from investment operations	2.40	3.90	6.02	1.94	3.05
Distributions from net investment income	(.58)	(.53)	(.47)	(.38)	(.22)
Distributions from net realized gain	-	(.01)	(.03)	(.01)	-
Total distributions	(.58)	(.54)	(.50)	(.39)	(.22)
Net asset value, end of period	$ 30.82	$ 29.00	$ 25.64	$ 20.12	$ 18.57
Total Return A	8.34% G	15.32%	30.28%	10.66%	19.40%
Ratios to Average Net Assets C, E
Expenses before reductions	.52%	.52%	.53%	.54%	.54%
Expenses net of fee waivers, if any	.52%	.52%	.53%	.54%	.54%
Expenses net of all reductions	.52%	.52%	.52%	.54%	.53%
Net investment income (loss)	1.95%	1.99%	2.19%	2.13%	1.27%
Supplemental Data
Net assets, end of period (in millions)	$ 862	$ 960	$ 1,016	$ 752	$ 403
Portfolio turnover rate D	35%	41% F	49%	62%	129%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.14%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, certain conversion ratio adjustments, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,529,111
Gross unrealized depreciation	(346,487)
Net unrealized appreciation (depreciation) on securities	$ 1,182,624

Tax Cost	$ 6,278,391

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 13,948
Capital loss carryforward	$ (2,680,247)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,182,615

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (2,680,247)

The tax character of distributions paid was as follows:

	July 31, 2015	July 31,2014
Ordinary Income	$ 135,475	$ 135,178

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,631,955 and $3,154,898, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth and Income	$ 10,952.16
Class K	449.05
	$ 11,401

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $47 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,770.34%		$ 5

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $735, including $4 from securities loaned to FCM.

Annual Report

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $3,862. The weighted average interest rate was .62%. The interest expense amounted to four hundred sixty four dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $91 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $30, and a portion of class-level operating expenses as follows:

Amount
Growth and Income	$ 147

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Growth and Income	$ 117,218	$ 113,973
Class K	18,257	19,579
Total	$ 135,475	$ 133,552
From net realized gain
Growth and Income	$ -	$ 1,391
Class K	-	235
Total	$ -	$ 1,626

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Growth and Income
Shares sold	12,118	21,786	$ 365,420	$ 598,816
Reinvestment of distributions	3,750	3,998	111,890	110,063
Shares redeemed	(28,824)	(36,289) A	(872,624)	(997,570) A
Net increase (decrease)	(12,956)	(10,505)	$ (395,314)	$ (288,691)
Class K
Shares sold	4,866	7,113	$ 146,512	$ 195,462
Reinvestment of distributions	612	722	18,257	19,814
Shares redeemed	(10,609)	(14,384)	(321,361)	(398,755)
Net increase (decrease)	(5,131)	(6,549)	$ (156,592)	$ (183,479)

A Amount includes in-kind redemptions.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Growth & Income designates 100% during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth & Income designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Growth & Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee,

Annual Report

FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research

(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GAI-UANN-0915
1.874515.107

Fidelity®

Growth & Income

Portfolio -
Class K

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K A	8.34%	16.55%	3.81%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Growth & Income Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio - Class K on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Matthew Fruhan: For the year, the fund's share classes lagged the benchmark S&P 500® Index. (For specific class-level results, please see the Performance section of this report.) Versus the benchmark, the biggest negative was our unhelpful underweighting and subpar stock picking in the market-leading health care sector. Positioning in energy also hurt the relative result, as did currency effects. Conversely, the fund benefited from stock selections in the information technology and financials sectors. On the negative side, most stocks with significant correlation to the price of oil struggled, including Canada's Suncor Energy, a non-benchmark holding that also was hurt by the rising value of the U.S. dollar versus the Canadian dollar. Other energy laggards included Chevron and Apache. However, largely avoiding energy giant Exxon Mobil, a high-quality company whose valuation I found less attractive than its competitors, contributed meaningfully to the fund's relative result. In the consumer discretionary sector, the fund was hurt most by not owning Internet retailer Amazon.com, an index constituent whose shares rose about 71% the past year. Meanwhile, within financials, JPMorgan Chase, our largest individual position and biggest overweighting, added to performance. The company provided what I considered a compelling risk/reward tradeoff. In consumer discretionary, retailers Target and Lowe's also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Growth and Income	.63%
Actual		$ 1,000.00	$ 1,078.40	$ 3.25
Hypothetical A		$ 1,000.00	$ 1,021.67	$ 3.16
Class K	.52%
Actual		$ 1,000.00	$ 1,078.50	$ 2.68
Hypothetical A		$ 1,000.00	$ 1,022.22	$ 2.61

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.4	3.9
Apple, Inc.	3.5	3.9
General Electric Co.	3.3	3.1
Microsoft Corp.	2.9	2.9
Citigroup, Inc.	2.8	2.2
Bank of America Corp.	2.7	2.1
Target Corp.	2.2	2.4
Procter & Gamble Co.	2.0	2.1
Comcast Corp. Class A	2.0	1.9
Chevron Corp.	1.8	2.3
	27.6
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.9	20.5
Information Technology	21.8	20.0
Industrials	12.7	13.1
Health Care	10.8	9.9
Consumer Discretionary	9.5	10.6
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 98.8%		Stocks 98.9%
	Convertible Securities 1.0%		Convertible Securities 1.0%
	Other Investments 0.1%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.1%		Short-Term Investments and Net Other Assets (Liabilities) 0.0%
* Foreign investments	11.9%	** Foreign investments	12.5%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.5%
Automobiles - 0.2%
Harley-Davidson, Inc.	206,700	$ 12,051
Diversified Consumer Services - 0.4%
H&R Block, Inc.	762,607	25,387
Hotels, Restaurants & Leisure - 1.1%
Las Vegas Sands Corp.	442,000	24,770
Yum! Brands, Inc.	633,744	55,617
		80,387
Household Durables - 0.2%
Tupperware Brands Corp.	276,800	16,184
Leisure Products - 0.1%
Mattel, Inc.	367,800	8,537
Media - 4.2%
Comcast Corp. Class A	2,304,700	143,836
Scripps Networks Interactive, Inc. Class A (e)	348,489	21,808
Sinclair Broadcast Group, Inc. Class A (e)	733,661	21,291
Time Warner, Inc.	1,039,017	91,475
Viacom, Inc. Class B (non-vtg.)	554,000	31,578
		309,988
Multiline Retail - 2.2%
Dillard's, Inc. Class A	42,500	4,330
Target Corp.	1,971,675	161,382
		165,712
Specialty Retail - 1.1%
Lowe's Companies, Inc.	1,213,879	84,195
TOTAL CONSUMER DISCRETIONARY		702,441
CONSUMER STAPLES - 8.8%
Beverages - 3.0%
Diageo PLC	1,403,746	39,351
Molson Coors Brewing Co. Class B	116,700	8,302
PepsiCo, Inc.	454,114	43,754
SABMiller PLC	464,448	24,403
The Coca-Cola Co.	2,569,703	105,563
		221,373
Food & Staples Retailing - 1.1%
CVS Health Corp.	508,304	57,169
Walgreens Boots Alliance, Inc.	295,084	28,514
		85,683
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - 0.0%
The J.M. Smucker Co.	20,100	$ 2,245
Household Products - 2.0%
Procter & Gamble Co.	1,916,515	146,997
Tobacco - 2.7%
British American Tobacco PLC sponsored ADR	715,523	85,147
Imperial Tobacco Group PLC	228,799	12,023
Philip Morris International, Inc.	914,371	78,206
Reynolds American, Inc.	300,300	25,763
		201,139
TOTAL CONSUMER STAPLES		657,437
ENERGY - 8.4%
Energy Equipment & Services - 1.0%
Ensco PLC Class A	1,532,823	25,414
Oceaneering International, Inc.	644,000	25,773
Schlumberger Ltd.	247,232	20,476
		71,663
Oil, Gas & Consumable Fuels - 7.4%
Apache Corp.	926,168	42,474
Chevron Corp.	1,531,796	135,533
ConocoPhillips Co.	713,200	35,902
EQT Midstream Partners LP	144,100	11,352
Foresight Energy LP	197,562	1,644
Golar LNG Ltd.	559,200	24,085
Imperial Oil Ltd.	1,392,700	51,529
Kinder Morgan, Inc.	506,000	17,528
Legacy Reserves LP	936,300	7,313
Markwest Energy Partners LP	915,654	59,920
PrairieSky Royalty Ltd. (e)	548,700	11,265
Suncor Energy, Inc.	3,668,350	103,331
The Williams Companies, Inc.	810,772	42,549
Williams Partners LP	105,985	4,889
		549,314
TOTAL ENERGY		620,977
FINANCIALS - 22.8%
Banks - 15.3%
Bank of America Corp.	11,173,256	199,778
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
Citigroup, Inc.	3,519,330	$ 205,740
Comerica, Inc.	435,500	20,656
Commerce Bancshares, Inc.	221,000	10,407
Fifth Third Bancorp	813,700	17,145
First Republic Bank	64,900	4,140
FirstMerit Corp.	456,200	8,549
JPMorgan Chase & Co.	4,731,692	324,265
Lloyds Banking Group PLC	3,108,300	4,048
M&T Bank Corp.	186,200	24,420
PNC Financial Services Group, Inc.	436,054	42,812
Regions Financial Corp.	2,839,400	29,501
Standard Chartered PLC (United Kingdom)	2,586,563	39,593
SunTrust Banks, Inc.	1,630,466	72,295
U.S. Bancorp	1,760,973	79,614
UMB Financial Corp.	170,200	9,330
Wells Fargo & Co.	796,641	46,102
		1,138,395
Capital Markets - 5.1%
Charles Schwab Corp.	1,305,943	45,551
Invesco Ltd.	106,900	4,126
KKR & Co. LP	2,044,543	48,865
Morgan Stanley	1,270,397	49,342
Northern Trust Corp.	699,364	53,494
Oaktree Capital Group LLC Class A	240,200	13,257
State Street Corp.	1,562,327	119,612
The Blackstone Group LP	761,000	29,869
TPG Specialty Lending, Inc.	1,017,845	18,118
		382,234
Insurance - 1.6%
ACE Ltd.	20,600	2,241
Brown & Brown, Inc.	147,700	4,941
Marsh & McLennan Companies, Inc.	302,846	17,547
MetLife, Inc.	1,136,440	63,345
Principal Financial Group, Inc.	497,900	27,638
		115,712
Real Estate Investment Trusts - 0.5%
American Tower Corp.	59,000	5,611
First Potomac Realty Trust	183,418	2,082
Lamar Advertising Co. Class A	62,600	3,759
Sabra Health Care REIT, Inc.	223,000	6,099
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Ventas, Inc.	139,700	$ 9,372
WP Carey, Inc.	129,800	7,942
		34,865
Thrifts & Mortgage Finance - 0.3%
Radian Group, Inc.	1,051,368	19,408
TOTAL FINANCIALS		1,690,614
HEALTH CARE - 10.0%
Biotechnology - 1.8%
Amgen, Inc.	466,303	82,344
Baxalta, Inc.	46,700	1,533
Biogen, Inc. (a)	123,900	39,497
Intercept Pharmaceuticals, Inc. (a)	38,926	10,269
		133,643
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	428,404	21,716
Ansell Ltd.	266,311	4,878
Medtronic PLC	484,330	37,967
St. Jude Medical, Inc.	155,200	11,457
Zimmer Biomet Holdings, Inc.	297,810	30,993
		107,011
Health Care Providers & Services - 1.6%
Cardinal Health, Inc.	160,900	13,673
Express Scripts Holding Co. (a)	209,200	18,843
McKesson Corp.	302,387	66,698
Patterson Companies, Inc.	366,270	18,372
		117,586
Pharmaceuticals - 5.2%
AbbVie, Inc.	183,900	12,875
Astellas Pharma, Inc.	775,300	11,679
GlaxoSmithKline PLC sponsored ADR	2,086,722	90,647
Johnson & Johnson	1,342,669	134,549
Novartis AG sponsored ADR	227,144	23,566
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,477,020	101,944
Theravance, Inc. (e)	858,600	13,154
		388,414
TOTAL HEALTH CARE		746,654
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 12.7%
Aerospace & Defense - 2.2%
Meggitt PLC	3,191,000	$ 23,147
Rolls-Royce Group PLC	156,700	1,943
The Boeing Co.	660,089	95,165
United Technologies Corp.	447,082	44,847
		165,102
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	65,900	4,623
FedEx Corp.	46,000	7,885
PostNL NV (a)	4,575,900	19,660
United Parcel Service, Inc. Class B	1,012,004	103,589
		135,757
Airlines - 0.2%
Copa Holdings SA Class A	219,700	16,594
Building Products - 0.2%
Lennox International, Inc.	121,300	14,322
Commercial Services & Supplies - 0.7%
ADT Corp. (e)	982,810	33,936
KAR Auction Services, Inc.	527,100	20,520
		54,456
Electrical Equipment - 0.8%
Emerson Electric Co.	551,600	28,545
Hubbell, Inc. Class B	260,639	27,213
		55,758
Industrial Conglomerates - 3.3%
General Electric Co.	9,426,180	246,023
Machinery - 0.8%
Deere & Co.	245,800	23,245
Donaldson Co., Inc.	230,200	7,735
IMI PLC	398,000	6,595
Joy Global, Inc.	156,000	4,120
Pentair PLC	114,800	6,981
Valmont Industries, Inc.	43,000	4,783
Xylem, Inc.	74,400	2,569
		56,028
Professional Services - 0.1%
Acacia Research Corp.	415,902	3,914
Road & Rail - 2.1%
CSX Corp.	2,045,320	63,978
J.B. Hunt Transport Services, Inc.	570,540	47,994
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
Kansas City Southern	229,200	$ 22,734
Norfolk Southern Corp.	253,899	21,411
		156,117
Trading Companies & Distributors - 0.5%
W.W. Grainger, Inc.	11,500	2,630
Watsco, Inc.	287,892	36,919
		39,549
TOTAL INDUSTRIALS		943,620
INFORMATION TECHNOLOGY - 21.7%
Communications Equipment - 3.2%
Cisco Systems, Inc.	3,830,752	108,870
QUALCOMM, Inc.	1,977,146	127,308
		236,178
Internet Software & Services - 3.4%
Google, Inc.:
Class A (a)	185,007	121,642
Class C	163,146	102,066
Yahoo!, Inc. (a)	651,595	23,894
		247,602
IT Services - 5.9%
Cognizant Technology Solutions Corp. Class A (a)	456,172	28,784
Fidelity National Information Services, Inc.	237,736	15,555
IBM Corp.	534,204	86,536
Leidos Holdings, Inc.	57,200	2,334
MasterCard, Inc. Class A	931,800	90,757
Paychex, Inc.	1,735,657	80,534
The Western Union Co.	921,480	18,651
Unisys Corp. (a)	885,200	14,048
Visa, Inc. Class A	1,352,184	101,874
		439,073
Semiconductors & Semiconductor Equipment - 0.6%
Analog Devices, Inc.	75,300	4,392
Broadcom Corp. Class A	269,582	13,644
Marvell Technology Group Ltd.	951,500	11,837
Maxim Integrated Products, Inc.	464,200	15,801
		45,674
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - 3.6%
Microsoft Corp.	4,643,599	$ 216,856
Oracle Corp.	1,281,653	51,189
		268,045
Technology Hardware, Storage & Peripherals - 5.0%
Apple, Inc.	2,126,394	257,932
EMC Corp.	2,861,300	76,940
First Data Holdings, Inc. Class B (a)(h)	5,155,476	25,520
Western Digital Corp.	147,900	12,728
		373,120
TOTAL INFORMATION TECHNOLOGY		1,609,692
MATERIALS - 3.3%
Chemicals - 2.8%
Airgas, Inc.	400,206	40,829
E.I. du Pont de Nemours & Co.	335,446	18,704
Eastman Chemical Co.	7,500	588
LyondellBasell Industries NV Class A	62,500	5,864
Monsanto Co.	708,415	72,180
Potash Corp. of Saskatchewan, Inc.	759,200	20,654
Syngenta AG (Switzerland)	108,585	44,734
The Chemours Co. LLC	132,309	1,445
Tronox Ltd. Class A	356,700	3,917
		208,915
Containers & Packaging - 0.2%
Packaging Corp. of America	105,300	7,454
WestRock Co.	162,100	10,222
		17,676
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	1,278,500	15,022
Paper & Forest Products - 0.1%
Domtar Corp.	91,900	3,737
International Paper Co.	46,700	2,236
		5,973
TOTAL MATERIALS		247,586
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
TDC A/S	593,200	$ 4,474
Verizon Communications, Inc.	2,058,974	96,339
		100,813
UTILITIES - 0.2%
Electric Utilities - 0.2%
PPL Corp.	156,700	4,985
Southern Co.	260,900	11,670
		16,655
TOTAL COMMON STOCKS (Cost $6,165,027)		7,336,489
Convertible Preferred Stocks - 0.8%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series D (a)(h)	68,794	34
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.8%
Alere, Inc. 3.00%	185,143	61,416
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $46,947)		61,450
Convertible Bonds - 0.2%
		Principal Amount (000s) (d)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Tesla Motors, Inc. 1.25% 3/1/21		$ 3,470	3,388
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc.:
3% 2/27/17		5,615	4,982
5% 10/15/18 (h)		3,018	2,501
Peabody Energy Corp. 4.75% 12/15/41		7,660	847
			8,330
Convertible Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Twitter, Inc. 0.25% 9/15/19 (f)		$ 5,840	$ 5,139
TOTAL CONVERTIBLE BONDS (Cost $22,706)			16,857
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $4,623)	EUR	3,010	3,559
Money Market Funds - 0.6%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c) (Cost $42,660)	42,659,669	42,660
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $6,281,963)		7,461,015
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(36,820)
NET ASSETS - 100%		$ 7,424,195
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,698,000 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,055,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 5% 10/15/18	10/16/13	$ 2,800
First Data Holdings, Inc. Class B	6/26/14	$ 20,622
NJOY, Inc. Series D	2/14/14	$ 1,164
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 11
Fidelity Securities Lending Cash Central Fund	735
Total	$ 746
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 702,475	$ 702,441	$ -	$ 34
Consumer Staples	657,437	618,086	39,351	-
Energy	620,977	620,977	-	-
Financials	1,690,614	1,686,566	4,048	-
Health Care	808,070	808,070	-	-
Industrials	943,620	943,620	-	-
Information Technology	1,609,692	1,584,172	-	25,520
Materials	247,586	202,852	44,734	-
Telecommunication Services	100,813	100,813	-	-
Utilities	16,655	16,655	-	-
Corporate Bonds	16,857	-	16,857	-
Preferred Securities	3,559	-	3,559	-
Money Market Funds	42,660	42,660	-	-
Total Investments in Securities:	$ 7,461,015	$ 7,326,912	$ 108,549	$ 25,554
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.1%
United Kingdom	4.6%
Canada	2.5%
Israel	1.4%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $42,222) - See accompanying schedule: Unaffiliated issuers (cost $6,239,303)	$ 7,418,355
Fidelity Central Funds (cost $42,660)	42,660
Total Investments (cost $6,281,963)		$ 7,461,015
Foreign currency held at value (cost $242)		243
Receivable for investments sold		43,373
Receivable for fund shares sold		6,259
Dividends receivable		9,373
Interest receivable		187
Distributions receivable from Fidelity Central Funds		49
Other receivables		767
Total assets		7,521,266

Liabilities
Payable for investments purchased	$ 38,409
Payable for fund shares redeemed	4,261
Accrued management fee	2,777
Notes payable to affiliates	7,108
Other affiliated payables	1,041
Other payables and accrued expenses	815
Collateral on securities loaned, at value	42,660
Total liabilities		97,071

Net Assets		$ 7,424,195
Net Assets consist of:
Paid in capital		$ 8,922,704
Distributions in excess of net investment income		(722)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,676,809)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,179,022
Net Assets		$ 7,424,195

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2015

Growth and Income: Net Asset Value, offering price and redemption price per share ($6,562,578 ÷ 212,744 shares)	$ 30.85

Class K: Net Asset Value, offering price and redemption price per share ($861,617 ÷ 27,953 shares)	$ 30.82

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2015

Investment Income
Dividends		$ 185,479
Interest		887
Income from Fidelity Central Funds		746
Total income		187,112

Expenses
Management fee	$ 34,114
Transfer agent fees	11,401
Accounting and security lending fees	1,203
Custodian fees and expenses	181
Independent trustees' compensation	36
Registration fees	82
Audit	101
Legal	45
Interest	6
Miscellaneous	51
Total expenses before reductions	47,220
Expense reductions	(268)	46,952
Net investment income (loss)		140,160
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	743,232
Foreign currency transactions	28
Total net realized gain (loss)		743,260
Change in net unrealized appreciation (depreciation) on: Investment securities	(281,491)
Assets and liabilities in foreign currencies	(28)
Total change in net unrealized appreciation (depreciation)		(281,519)
Net gain (loss)		461,741
Net increase (decrease) in net assets resulting from operations		$ 601,901

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 140,160	$ 138,369
Net realized gain (loss)	743,260	863,680
Change in net unrealized appreciation (depreciation)	(281,519)	38,912
Net increase (decrease) in net assets resulting from operations	601,901	1,040,961
Distributions to shareholders from net investment income	(135,475)	(133,552)
Distributions to shareholders from net realized gain	-	(1,626)
Total distributions	(135,475)	(135,178)
Share transactions - net increase (decrease)	(551,906)	(472,170)
Total increase (decrease) in net assets	(85,480)	433,613

Net Assets
Beginning of period	7,509,675	7,076,062
End of period (including distributions in excess of net investment income of $722 and undistributed net investment income of $3,054, respectively)	$ 7,424,195	$ 7,509,675

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth & Income

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 29.02	$ 25.66	$ 20.13	$ 18.58	$ 15.75
Income from Investment Operations
Net investment income (loss) B	.55	.51	.46	.36	.20
Net realized and unrealized gain (loss)	1.82 H	3.35	5.54	1.55	2.82
Total from investment operations	2.37	3.86	6.00	1.91	3.02
Distributions from net investment income	(.54)	(.50)	(.44)	(.35)	(.19)
Distributions from net realized gain	-	(.01)	(.03)	(.01)	-
Total distributions	(.54)	(.50) G	(.47)	(.36)	(.19)
Net asset value, end of period	$ 30.85	$ 29.02	$ 25.66	$ 20.13	$ 18.58
Total Return A	8.23% H	15.16%	30.15%	10.45%	19.16%
Ratios to Average Net Assets C, E
Expenses before reductions	.64%	.65%	.68%	.71%	.72%
Expenses net of fee waivers, if any	.63%	.65%	.68%	.71%	.72%
Expenses net of all reductions	.63%	.65%	.67%	.71%	.71%
Net investment income (loss)	1.83%	1.86%	2.04%	1.95%	1.09%
Supplemental Data
Net assets, end of period (in millions)	$ 6,563	$ 6,550	$ 6,060	$ 4,863	$ 5,052
Portfolio turnover rate D	35%	41% F	49%	62%	129%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Total distributions of $.50 per share is comprised of distributions from net investment income of $.495 and distributions from net realized gain of $.006 per share.

H Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.03%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 29.00	$ 25.64	$ 20.12	$ 18.57	$ 15.74
Income from Investment Operations
Net investment income (loss) B	.59	.54	.50	.40	.23
Net realized and unrealized gain (loss)	1.81 G	3.36	5.52	1.54	2.82
Total from investment operations	2.40	3.90	6.02	1.94	3.05
Distributions from net investment income	(.58)	(.53)	(.47)	(.38)	(.22)
Distributions from net realized gain	-	(.01)	(.03)	(.01)	-
Total distributions	(.58)	(.54)	(.50)	(.39)	(.22)
Net asset value, end of period	$ 30.82	$ 29.00	$ 25.64	$ 20.12	$ 18.57
Total Return A	8.34% G	15.32%	30.28%	10.66%	19.40%
Ratios to Average Net Assets C, E
Expenses before reductions	.52%	.52%	.53%	.54%	.54%
Expenses net of fee waivers, if any	.52%	.52%	.53%	.54%	.54%
Expenses net of all reductions	.52%	.52%	.52%	.54%	.53%
Net investment income (loss)	1.95%	1.99%	2.19%	2.13%	1.27%
Supplemental Data
Net assets, end of period (in millions)	$ 862	$ 960	$ 1,016	$ 752	$ 403
Portfolio turnover rate D	35%	41% F	49%	62%	129%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.14%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance

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Investment Valuation - continued

with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

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Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax

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(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, certain conversion ratio adjustments, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,529,111
Gross unrealized depreciation	(346,487)
Net unrealized appreciation (depreciation) on securities	$ 1,182,624

Tax Cost	$ 6,278,391

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 13,948
Capital loss carryforward	$ (2,680,247)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,182,615

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (2,680,247)

The tax character of distributions paid was as follows:

	July 31, 2015	July 31,2014
Ordinary Income	$ 135,475	$ 135,178

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,631,955 and $3,154,898, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth and Income	$ 10,952.16
Class K	449.05
	$ 11,401

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $47 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,770.34%		$ 5

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6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $735, including $4 from securities loaned to FCM.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $3,862. The weighted average interest rate was .62%. The interest expense amounted to four hundred sixty four dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $91 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $30, and a portion of class-level operating expenses as follows:

Amount
Growth and Income	$ 147

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Growth and Income	$ 117,218	$ 113,973
Class K	18,257	19,579
Total	$ 135,475	$ 133,552
From net realized gain
Growth and Income	$ -	$ 1,391
Class K	-	235
Total	$ -	$ 1,626

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11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Growth and Income
Shares sold	12,118	21,786	$ 365,420	$ 598,816
Reinvestment of distributions	3,750	3,998	111,890	110,063
Shares redeemed	(28,824)	(36,289) A	(872,624)	(997,570) A
Net increase (decrease)	(12,956)	(10,505)	$ (395,314)	$ (288,691)
Class K
Shares sold	4,866	7,113	$ 146,512	$ 195,462
Reinvestment of distributions	612	722	18,257	19,814
Shares redeemed	(10,609)	(14,384)	(321,361)	(398,755)
Net increase (decrease)	(5,131)	(6,549)	$ (156,592)	$ (183,479)

A Amount includes in-kind redemptions.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2015

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Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class K designates 100% during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth & Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee,

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GAI-K-UANN-0915
1.863229.106

Fidelity®

Small Cap Value

Fund

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Value Fund	12.18%	15.25%	9.49%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund, a class of the fund, on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Lead Portfolio Manager Derek Janssen: For the year, the fund significantly outpaced the 4.30% return of the benchmark Russell 2000® Value Index. (For specific results, please see the Performance section of this report.) Compared with the index, security selection was positive in nearly every sector of the market, especially financials, energy and information technology. The fund also benefited from an overweighting in the health care sector, by far the market's strongest-performing group. That favorable impact, however, was modestly tempered by subpar stock picking in the category. Our goal of managing potential damage from big losses was a plus. This was most evident in the beleaguered energy sector. Although we, too, experienced some struggles - most notably with ShawCor and Northern Oil and Gas - our aggregate energy holdings did vastly better than the sector as a whole. In financials, StanCorp Financial Group, a provider of group disability insurance, led the way on the positive side. Late in the period, the company agreed to be acquired, triggering a sharp rise in its share price. Meanwhile, in information technology, an out-of-index position for software company SS&C Technologies Holdings was a standout contributor. Elsewhere, a position in GrafTech International, which develops graphite electrodes and other carbon-based products, hurt results. In search of other opportunities, we sold the fund's shares in late 2014.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Class A	1.35%
Actual		$ 1,000.00	$ 1,057.50	$ 6.89
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class T	1.60%
Actual		$ 1,000.00	$ 1,056.20	$ 8.16
HypotheticalA		$ 1,000.00	$ 1,016.86	$ 8.00
Class B	2.19%
Actual		$ 1,000.00	$ 1,053.30	$ 11.15
HypotheticalA		$ 1,000.00	$ 1,013.93	$ 10.94
Class C	2.12%
Actual		$ 1,000.00	$ 1,053.20	$ 10.79
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.59
Small Cap Value	1.09%
Actual		$ 1,000.00	$ 1,058.80	$ 5.56
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46
Class I	1.09%
Actual		$ 1,000.00	$ 1,058.80	$ 5.56
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Aarons, Inc. Class A	3.0	2.6
Aspen Insurance Holdings Ltd.	2.7	2.5
Rouse Properties, Inc.	2.7	2.9
Tech Data Corp.	2.7	2.4
Federated Investors, Inc. Class B (non-vtg.)	2.7	2.9
Store Capital Corp.	2.6	0.0
Silgan Holdings, Inc.	2.6	2.3
CVB Financial Corp.	2.5	1.7
Universal Corp.	2.4	1.7
DineEquity, Inc.	2.4	1.4
	26.3
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	41.0	40.5
Industrials	13.2	13.0
Information Technology	12.9	12.8
Consumer Discretionary	9.3	11.6
Health Care	6.8	6.7
Asset Allocation (% of fund's net assets)
As of July 31, 2015 *		As of January 31, 2015 **
	Stocks 99.2%		Stocks 99.2%
	Short-Term Investments and Net Other Assets (Liabilities) 0.8%		Short-Term Investments and Net Other Assets (Liabilities) 0.8%
* Foreign investments	11.2%	** Foreign investments	11.9%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 9.3%
Auto Components - 1.5%
Standard Motor Products, Inc. (e)	1,183,301	$ 43,273,318
Hotels, Restaurants & Leisure - 2.4%
DineEquity, Inc.	660,000	68,646,600
Specialty Retail - 5.1%
Aarons, Inc. Class A	2,295,100	84,872,798
Genesco, Inc. (a)	616,728	39,896,134
Hibbett Sports, Inc. (a)	249,000	11,341,950
Murphy U.S.A., Inc. (a)	72,506	3,970,429
		140,081,311
Textiles, Apparel & Luxury Goods - 0.3%
Vera Bradley, Inc. (a)	831,000	9,024,660
TOTAL CONSUMER DISCRETIONARY		261,025,889
CONSUMER STAPLES - 4.2%
Food Products - 1.8%
Post Holdings, Inc. (a)	931,300	50,048,062
Tobacco - 2.4%
Universal Corp. (d)(e)	1,208,239	68,930,035
TOTAL CONSUMER STAPLES		118,978,097
ENERGY - 4.3%
Energy Equipment & Services - 1.8%
Hornbeck Offshore Services, Inc. (a)(d)	1,600,000	29,120,000
ShawCor Ltd. Class A	871,000	20,472,180
		49,592,180
Oil, Gas & Consumable Fuels - 2.5%
Northern Oil & Gas, Inc. (a)(d)	1,958,249	9,321,265
World Fuel Services Corp.	1,537,200	62,487,180
		71,808,445
TOTAL ENERGY		121,400,625
FINANCIALS - 41.0%
Banks - 9.7%
Associated Banc-Corp.	2,890,335	56,968,503
CVB Financial Corp.	3,999,988	70,839,787
First Citizen Bancshares, Inc. Class A (a)	180,954	46,385,748
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
First Citizen Bancshares, Inc. Class A	140,370	$ 35,982,446
First Niagara Financial Group, Inc.	6,500,000	63,115,000
		273,291,484
Capital Markets - 6.1%
Federated Investors, Inc. Class B (non-vtg.)	2,199,963	74,160,753
OM Asset Management Ltd.	2,232,001	39,439,458
Waddell & Reed Financial, Inc. Class A	1,264,100	56,770,731
		170,370,942
Insurance - 11.5%
Aspen Insurance Holdings Ltd.	1,599,400	76,915,146
Endurance Specialty Holdings Ltd.	902,400	62,707,776
First American Financial Corp.	1,270,287	51,548,246
ProAssurance Corp.	1,368,200	66,070,378
StanCorp Financial Group, Inc.	581,300	66,279,826
		323,521,372
Real Estate Investment Trusts - 8.2%
National Retail Properties, Inc. (d)	683,400	25,401,978
Rouse Properties, Inc. (d)(e)	4,350,000	76,560,000
Sabra Health Care REIT, Inc.	2,042,700	55,867,845
Store Capital Corp.	3,500,000	73,500,000
		231,329,823
Real Estate Management & Development - 1.7%
Kennedy Wilson Europe Real Estate PLC	2,659,540	47,554,949
Thrifts & Mortgage Finance - 3.8%
Astoria Financial Corp.	3,403,499	51,460,905
Washington Federal, Inc.	2,368,300	55,134,024
		106,594,929
TOTAL FINANCIALS		1,152,663,499
HEALTH CARE - 6.8%
Health Care Equipment & Supplies - 1.6%
Integra LifeSciences Holdings Corp. (a)	709,200	45,480,996
Health Care Providers & Services - 2.7%
AmSurg Corp. (a)	148,800	10,674,912
Civitas Solutions, Inc. (e)	2,940,700	66,136,343
		76,811,255
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 1.1%
Cegedim SA (a)	670,247	$ 29,436,590
Pharmaceuticals - 1.4%
Theravance, Inc. (d)	2,594,553	39,748,552
TOTAL HEALTH CARE		191,477,393
INDUSTRIALS - 13.2%
Aerospace & Defense - 1.6%
Moog, Inc. Class A (a)	650,000	43,459,000
Commercial Services & Supplies - 2.8%
Essendant, Inc.	1,273,798	46,901,242
Knoll, Inc.	1,269,800	30,729,160
		77,630,402
Electrical Equipment - 3.3%
AZZ, Inc.	770,000	39,847,500
EnerSys	843,700	52,689,065
		92,536,565
Machinery - 3.8%
Columbus McKinnon Corp. (NY Shares)	776,000	18,204,960
Mueller Industries, Inc.	1,600,400	51,804,948
Valmont Industries, Inc. (d)	340,000	37,818,200
		107,828,108
Trading Companies & Distributors - 1.7%
WESCO International, Inc. (a)(d)	777,933	47,733,969
TOTAL INDUSTRIALS		369,188,044
INFORMATION TECHNOLOGY - 12.9%
Electronic Equipment & Components - 6.1%
Ingram Micro, Inc. Class A	2,048,300	55,775,209
SYNNEX Corp.	527,200	39,872,136
Tech Data Corp. (a)	1,286,373	75,034,137
		170,681,482
Internet Software & Services - 2.8%
Cimpress NV (a)	600,000	38,718,000
j2 Global, Inc.	574,300	40,430,720
		79,148,720
IT Services - 1.7%
CACI International, Inc. Class A (a)	578,334	47,498,571
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 2.3%
SS&C Technologies Holdings, Inc.	963,900	$ 65,574,117
TOTAL INFORMATION TECHNOLOGY		362,902,890
MATERIALS - 2.9%
Containers & Packaging - 2.6%
Silgan Holdings, Inc.	1,350,000	72,184,500
Metals & Mining - 0.3%
Haynes International, Inc.	186,142	7,924,065
TOTAL MATERIALS		80,108,565
UTILITIES - 4.6%
Electric Utilities - 3.8%
El Paso Electric Co.	1,524,121	55,523,728
IDACORP, Inc.	822,000	51,054,420
		106,578,148
Gas Utilities - 0.8%
Southwest Gas Corp.	372,656	20,995,439
TOTAL UTILITIES		127,573,587
TOTAL COMMON STOCKS (Cost $2,263,907,733)		2,785,318,589
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	17,732,670	$ 17,732,670
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	78,652,275	78,652,275
TOTAL MONEY MARKET FUNDS (Cost $96,384,945)		96,384,945
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $2,360,292,678)		2,881,703,534
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(72,769,368)
NET ASSETS - 100%		$ 2,808,934,166
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 32,820
Fidelity Securities Lending Cash Central Fund	2,526,958
Total	$ 2,559,778
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 50,386,144	$ -	$ 54,199,221	$ -	$ -
Civitas Solutions, Inc.	-	49,470,245	-	-	66,136,343
Rouse Properties, Inc.	61,020,000	12,779,885	-	1,241,110	76,560,000
Standard Motor Products, Inc.	5,166,001	37,876,193	-	350,548	43,273,318
Universal Corp.	34,273,800	23,621,771	-	2,242,369	68,930,035
Total	$ 150,845,945	$ 123,748,094	$ 54,199,221	$ 3,834,027	$ 254,899,696
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.8%
Bermuda	4.9%
Bailiwick of Jersey	1.7%
United Kingdom	1.4%
Netherlands	1.4%
France	1.1%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $78,959,780) - See accompanying schedule: Unaffiliated issuers (cost $2,038,966,810)	$ 2,530,418,893
Fidelity Central Funds (cost $96,384,945)	96,384,945
Other affiliated issuers (cost $224,940,923)	254,899,696
Total Investments (cost $2,360,292,678)		$ 2,881,703,534
Cash		734,073
Receivable for investments sold		15,532,470
Receivable for fund shares sold		1,661,236
Dividends receivable		1,471,580
Distributions receivable from Fidelity Central Funds		173,728
Other receivables		47,404
Total assets		2,901,324,025

Liabilities
Payable for investments purchased	$ 8,089,386
Payable for fund shares redeemed	2,726,578
Accrued management fee	2,167,127
Distribution and service plan fees payable	144,360
Other affiliated payables	547,440
Other payables and accrued expenses	62,693
Collateral on securities loaned, at value	78,652,275
Total liabilities		92,389,859

Net Assets		$ 2,808,934,166
Net Assets consist of:
Paid in capital		$ 2,052,777,532
Undistributed net investment income		15,098,491
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		219,647,286
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		521,410,857
Net Assets		$ 2,808,934,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($235,843,693 ÷ 12,321,881 shares)	$ 19.14

Maximum offering price per share (100/94.25 of $19.14)	$ 20.31
Class T:
Net Asset Value and redemption price per share ($91,716,035 ÷ 4,884,772 shares)	$ 18.78

Maximum offering price per share (100/96.50 of $18.78)	$ 19.46
Class B:
Net Asset Value and offering price per share ($3,472,809 ÷ 195,257 shares)	$ 17.79

Class C:
Net Asset Value and offering price per share ($64,928,190 ÷ 3,644,329 shares)	$ 17.82

Small Cap Value:
Net Asset Value, offering price and redemption price per share ($2,036,156,515 ÷ 104,710,600 shares)	$ 19.45

Class I:
Net Asset Value, offering price and redemption price per share ($376,816,924 ÷ 19,373,883 shares)	$ 19.45

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2015

Investment Income
Dividends (including $3,834,027 earned from other affiliated issuers)		$ 43,839,929
Special dividends		7,304,990
Interest		13
Income from Fidelity Central Funds		2,559,778
Total income		53,704,710

Expenses
Management fee
Basic fee	$ 19,717,517
Performance adjustment	5,968,836
Transfer agent fees	5,735,976
Distribution and service plan fees	1,818,820
Accounting and security lending fees	861,187
Custodian fees and expenses	49,188
Independent trustees' compensation	11,943
Registration fees	112,249
Audit	66,269
Legal	6,901
Interest	136
Miscellaneous	18,831
Total expenses before reductions	34,367,853
Expense reductions	(889,045)	33,478,808
Net investment income (loss)		20,225,902
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	288,163,783
Other affiliated issuers	(2,940,192)
Foreign currency transactions	293,006
Total net realized gain (loss)		285,516,597
Change in net unrealized appreciation (depreciation) on: Investment securities	14,012,996
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		14,012,997
Net gain (loss)		299,529,594
Net increase (decrease) in net assets resulting from operations		$ 319,755,496

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,225,902	$ 11,952,766
Net realized gain (loss)	285,516,597	925,842,288
Change in net unrealized appreciation (depreciation)	14,012,997	(668,249,080)
Net increase (decrease) in net assets resulting from operations	319,755,496	269,545,974
Distributions to shareholders from net investment income	(9,146,893)	(10,662,065)
Distributions to shareholders from net realized gain	(322,480,172)	(362,625,477)
Total distributions	(331,627,065)	(373,287,542)
Share transactions - net increase (decrease)	(16,898,248)	(1,289,647,794)
Redemption fees	149,785	536,076
Total increase (decrease) in net assets	(28,620,032)	(1,392,853,286)

Net Assets
Beginning of period	2,837,554,198	4,230,407,484
End of period (including undistributed net investment income of $15,098,491 and undistributed net investment income of $5,856,882, respectively)	$ 2,808,934,166	$ 2,837,554,198

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 19.29	$ 19.96	$ 14.86	$ 15.48	$ 13.45
Income from Investment Operations
Net investment income (loss) C	.10 L	.03	.07	.01	.01F
Net realized and unrealized gain (loss)	2.01	1.24	5.57	.30	2.22
Total from investment operations	2.11	1.27	5.64	.31	2.23
Distributions from net investment income	(.02)	(.01)	(.07)	(.01)	(.08)
Distributions from net realized gain	(2.25)	(1.93)	(.47)	(.93)	(.12)
Total distributions	(2.26)K	(1.94)	(.54)	(.93)J	(.20)
Redemption fees added to paid in capitalC,H	-	-	-	-	-
Net asset value, end of period	$ 19.14	$ 19.29	$ 19.96	$ 14.86	$ 15.48
Total ReturnA, B	11.86%	6.83%	39.09%	3.24%	16.72%
Ratios to Average Net Assets D, G
Expenses before reductions	1.42%	1.36%	1.36%	1.44%	1.44%
Expenses net of fee waivers, if any	1.39%	1.35%	1.36%	1.44%	1.43%
Expenses net of all reductions	1.39%	1.34%	1.36%	1.44%	1.43%
Net investment income (loss)	.52% L	.13%	.41%	.09%	.06%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,844	$ 258,183	$ 275,265	$ 150,285	$ 140,707
Portfolio turnover rateE	34%	26%I	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

K Total distributions of $2.26 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $2.248 per share.

L Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.98	$ 19.70	$ 14.70	$ 15.34	$ 13.34
Income from Investment Operations
Net investment income (loss) C	.05J	(.02)	.03	(.02)	(.03) F
Net realized and unrealized gain (loss)	1.98	1.23	5.50	.31	2.20
Total from investment operations	2.03	1.21	5.53	.29	2.17
Distributions from net investment income	-	-	(.06)	-	(.05)
Distributions from net realized gain	(2.23)	(1.93)	(.47)	(.93)	(.12)
Total distributions	(2.23)	(1.93)	(.53)	(.93)	(.17)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 18.78	$ 18.98	$ 19.70	$ 14.70	$ 15.34
Total ReturnA, B	11.58%	6.58%	38.70%	3.08%	16.36%
Ratios to Average Net Assets D, G
Expenses before reductions	1.67%	1.61%	1.60%	1.67%	1.70%
Expenses net of fee waivers, if any	1.64%	1.59%	1.60%	1.67%	1.69%
Expenses net of all reductions	1.63%	1.59%	1.59%	1.67%	1.69%
Net investment income (loss)	.27%J	(.11)%	.18%	(.14)%	(.19)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,716	$ 100,975	$ 107,444	$ 57,514	$ 55,845
Portfolio turnover rateE	34%	26% I	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.18	$ 19.06	$ 14.27	$ 15.00	$ 13.08
Income from Investment Operations
Net investment income (loss) C	(.06)J	(.13)	(.06)	(.09)	(.10) F
Net realized and unrealized gain (loss)	1.90	1.18	5.34	.29	2.15
Total from investment operations	1.84	1.05	5.28	.20	2.05
Distributions from net investment income	-	-	(.02)	-	(.01)
Distributions from net realized gain	(2.23)	(1.93)	(.47)	(.93)	(.12)
Total distributions	(2.23)	(1.93)	(.49)	(.93)	(.13)
Redemption fees added to paid in capitalC,H	-	-	-	-	-
Net asset value, end of period	$ 17.79	$ 18.18	$ 19.06	$ 14.27	$ 15.00
Total ReturnA, B	10.94%	5.92%	38.07%	2.51%	15.80%
Ratios to Average Net Assets D, G
Expenses before reductions	2.25%	2.18%	2.15%	2.19%	2.20%
Expenses net of fee waivers, if any	2.23%	2.17%	2.15%	2.19%	2.19%
Expenses net of all reductions	2.22%	2.16%	2.14%	2.19%	2.19%
Net investment income (loss)	(.32)%J	(.69)%	(.37)%	(.66)%	(.69)%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,473	$ 4,808	$ 7,052	$ 6,675	$ 8,549
Portfolio turnover rateE	34%	26%I	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.19	$ 19.06	$ 14.28	$ 15.01	$ 13.08
Income from Investment Operations
Net investment income (loss) C	(.04) J	(.12)	(.06)	(.09)	(.10) F
Net realized and unrealized gain (loss)	1.90	1.18	5.34	.29	2.17
Total from investment operations	1.86	1.06	5.28	.20	2.07
Distributions from net investment income	-	-	(.03)	-	(.02)
Distributions from net realized gain	(2.23)	(1.93)	(.47)	(.93)	(.12)
Total distributions	(2.23)	(1.93)	(.50)	(.93)	(.14)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 17.82	$ 18.19	$ 19.06	$ 14.28	$ 15.01
Total ReturnA, B	11.05%	5.97%	38.00%	2.52%	15.91%
Ratios to Average Net Assets D, G
Expenses before reductions	2.19%	2.12%	2.13%	2.19%	2.18%
Expenses net of fee waivers, if any	2.16%	2.11%	2.13%	2.19%	2.18%
Expenses net of all reductions	2.15%	2.10%	2.12%	2.19%	2.18%
Net investment income (loss)	(.25)% J	(.63)%	(.35)%	(.66)%	(.68)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,928	$ 70,541	$ 76,018	$ 47,265	$ 47,457
Portfolio turnover rateE	34%	26% I	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 19.57	$ 20.22	$ 15.05	$ 15.62	$ 13.56
Income from Investment Operations
Net investment income (loss) B	.15 I	.08	.12	.06	.06E
Net realized and unrealized gain (loss)	2.05	1.26	5.63	.32	2.23
Total from investment operations	2.20	1.34	5.75	.38	2.29
Distributions from net investment income	(.07)	(.06)	(.11)	(.02)	(.10)
Distributions from net realized gain	(2.25)	(1.93)	(.47)	(.93)	(.13)
Total distributions	(2.32)	(1.99)	(.58)	(.95)	(.23)
Redemption fees added to paid in capitalB,G	-	-	-	-	-
Net asset value, end of period	$ 19.45	$ 19.57	$ 20.22	$ 15.05	$ 15.62
Total ReturnA	12.18%	7.12%	39.45%	3.67%	17.03%
Ratios to Average Net Assets C, F
Expenses before reductions	1.15%	1.08%	1.07%	1.13%	1.13%
Expenses net of fee waivers, if any	1.12%	1.06%	1.07%	1.13%	1.13%
Expenses net of all reductions	1.12%	1.06%	1.06%	1.13%	1.13%
Net investment income (loss)	.78% I	.41%	.71%	.41%	.37%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,036,157	$ 2,060,546	$ 2,672,854	$ 1,756,962	$ 1,899,805
Portfolio turnover rateD	34%	26%H	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 19.57	$ 20.23	$ 15.05	$ 15.63	$ 13.58
Income from Investment Operations
Net investment income (loss) B	.15 I	.08	.12	.06	.06E
Net realized and unrealized gain (loss)	2.05	1.25	5.65	.31	2.23
Total from investment operations	2.20	1.33	5.77	.37	2.29
Distributions from net investment income	(.07)	(.06)	(.12)	(.02)	(.11)
Distributions from net realized gain	(2.25)	(1.93)	(.47)	(.93)	(.13)
Total distributions	(2.32)	(1.99)	(.59)	(.95)	(.24)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 19.45	$ 19.57	$ 20.23	$ 15.05	$ 15.63
Total ReturnA	12.17%	7.08%	39.54%	3.59%	17.02%
Ratios to Average Net Assets C, F
Expenses before reductions	1.15%	1.09%	1.07%	1.14%	1.10%
Expenses net of fee waivers, if any	1.12%	1.07%	1.07%	1.14%	1.10%
Expenses net of all reductions	1.12%	1.07%	1.06%	1.14%	1.10%
Net investment income (loss)	.79%I	.40%	.70%	.39%	.39%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 376,817	$ 342,500	$ 359,582	$ 138,981	$ 101,565
Portfolio turnover rateD	34%	26% H	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity® Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. The Fund's other share classes are also closed to new accounts with certain exceptions. The Fund offered Class F shares during the period June 26, 2009 through November 19, 2013 and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 614,205,042
Gross unrealized depreciation	(96,595,356)
Net unrealized appreciation (depreciation) on securities	$ 517,609,686

Tax cost	$ 2,364,093,848

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,098,490
Undistributed long-term capital gain	$ 223,448,456
Net unrealized appreciation (depreciation) on securities and other investments	$ 517,609,686

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 12,432,052	$ 10,662,065
Long-term Capital Gains	319,195,013	362,625,476
Total	$ 331,627,065	$ 373,287,541

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $962,585,438 and $1,295,483,282, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 615,096	$ 2,763
Class T	.25%	.25%	487,452	894
Class B	.75%	.25%	41,583	31,187
Class C	.75%	.25%	674,689	13,458
			$ 1,818,820	$ 48,302

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,832
Class T	3,175
Class B*	2,039
Class C*	847
$ 13,893

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 534,282.22
Class T	207,942.21
Class B	12,447.30
Class C	157,218.23
Small Cap Value	4,104,906.20
Class I	719,181.20
	$ 5,735,976

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24,207 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,895,000.33%		$ 136

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,108 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $9,303 from securities loaned to FCM. Total security lending income during the period amounted to $2,526,958.

8. Expense Reductions.

The investment adviser contractually agreed to waive a portion of the Fund's management fee until May 31, 2015. During the period, this waiver reduced the Fund's management fee by $673,000. Effective June 1, 2015 the waiver was discontinued.

Annual Report

8. Expense Reductions - continued

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $131,172 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $11,488 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 5,981
Class T	2,343
Class B	9
Class C	1,654
Small Cap Value	55,260
Class I	8,138
$ 73,385

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014 A
From net investment income
Class A	$ 207,059	$ 171,608
Small Cap Value	7,655,420	7,284,772
Class F	-	2,011,606
Class I	1,284,414	1,194,079
Total	$ 9,146,893	$ 10,662,065
From net realized gain
Class A	$ 29,002,450	$ 26,941,211
Class T	11,758,984	10,672,388
Class B	573,044	695,128
Class C	8,461,258	7,761,033
Small Cap Value	233,242,234	236,012,007
Class F	-	44,973,770
Class I	39,442,202	35,569,940
Total	$ 322,480,172	$ 362,625,477

A All Class F Shares were redeemed on November 19, 2013.

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class A
Shares sold	1,619,679	2,364,232	$ 30,035,137	$ 46,165,166
Reinvestment of distributions	1,578,405	1,371,738	28,466,035	25,837,208
Shares redeemed	(4,261,712)	(4,138,116)	(79,564,907)	(80,966,690)
Net increase (decrease)	(1,063,628)	(402,146)	$ (21,063,735)	$ (8,964,316)
Class T
Shares sold	599,331	987,146	$ 10,911,777	$ 19,000,773
Reinvestment of distributions	655,613	566,918	11,618,861	10,525,159
Shares redeemed	(1,691,524)	(1,685,516)	(30,859,052)	(32,399,109)
Net increase (decrease)	(436,580)	(131,452)	$ (8,328,414)	$ (2,873,177)
Class B
Shares sold	5,056	9,527	$ 89,676	$ 174,532
Reinvestment of distributions	31,870	33,965	537,830	607,035
Shares redeemed	(106,178)	(149,029)	(1,834,363)	(2,755,578)
Net increase (decrease)	(69,252)	(105,537)	$ (1,206,857)	$ (1,974,011)
Class C
Shares sold	167,565	268,818	$ 2,897,201	$ 4,960,750
Reinvestment of distributions	447,025	378,946	7,553,140	6,778,684
Shares redeemed	(847,704)	(758,615)	(14,671,382)	(14,057,302)
Net increase (decrease)	(233,114)	(110,851)	$ (4,221,041)	$ (2,317,868)
Small Cap Value
Shares sold	13,163,441	19,542,379	$ 248,872,334	$ 386,966,432
Reinvestment of distributions	12,098,173	11,711,859	221,448,638	222,752,806
Shares redeemed	(25,848,809)	(58,131,122)B	(487,056,437)	(1,153,341,425)B
Net increase (decrease)	(587,195)	(26,876,884)	$ (16,735,465)	$ (543,622,187)
Class F
Shares sold	-	879,716	$ -	$ 17,395,091
Reinvestment of distributions	-	2,497,893	-	46,985,376
Shares redeemed	-	(39,476,567)B	-	(787,183,278)B
Net increase (decrease)	-	(36,098,958)	$ -	$ (722,802,811)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class I
Shares sold	4,194,067	4,292,555	$ 79,803,869	$ 84,987,281
Reinvestment of distributions	1,996,970	1,739,424	36,554,847	33,193,654
Shares redeemed	(4,316,971)	(6,306,791)	(81,701,452)	(125,274,359)
Net increase (decrease)	1,874,066	(274,812)	$ 34,657,264	$ (7,093,424)

A All Class F Shares were redeemed on November 19, 2013.

B Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)
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Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013?2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010/2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay on September 14, 2015 to shareholders of record at the opening of business on September 11, 2015, a distribution of $1.495 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.110 per share from net investment income.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $274,706,718, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2013 and August 2013.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class A, Class T, Class B, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SCV-UANN-0915
1.803705.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Value

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2015

(Fidelity Cover Art)

Class A, Class T, Class B
and Class C are classes of
Fidelity® Small Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.42%	13.55%	8.54%
Class T (incl. 3.50% sales charge)	7.68%	13.81%	8.54%
Class B (incl. contingent deferred sales charge) A	6.04%	13.77%	8.62%
Class C (incl. contingent deferred sales charge)B	10.07%	14.05%	8.37%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Value Fund - Class A on July 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Lead Portfolio Manager Derek Janssen: For the year, the fund significantly outpaced the 4.30% return of the benchmark Russell 2000® Value Index. (For specific results, please see the Performance section of this report.) Compared with the index, security selection was positive in nearly every sector of the market, especially financials, energy and information technology. The fund also benefited from an overweighting in the health care sector, by far the market's strongest-performing group. That favorable impact, however, was modestly tempered by subpar stock picking in the category. Our goal of managing potential damage from big losses was a plus. This was most evident in the beleaguered energy sector. Although we, too, experienced some struggles - most notably with ShawCor and Northern Oil and Gas - our aggregate energy holdings did vastly better than the sector as a whole. In financials, StanCorp Financial Group, a provider of group disability insurance, led the way on the positive side. Late in the period, the company agreed to be acquired, triggering a sharp rise in its share price. Meanwhile, in information technology, an out-of-index position for software company SS&C Technologies Holdings was a standout contributor. Elsewhere, a position in GrafTech International, which develops graphite electrodes and other carbon-based products, hurt results. In search of other opportunities, we sold the fund's shares in late 2014.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Class A	1.35%
Actual		$ 1,000.00	$ 1,057.50	$ 6.89
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class T	1.60%
Actual		$ 1,000.00	$ 1,056.20	$ 8.16
HypotheticalA		$ 1,000.00	$ 1,016.86	$ 8.00
Class B	2.19%
Actual		$ 1,000.00	$ 1,053.30	$ 11.15
HypotheticalA		$ 1,000.00	$ 1,013.93	$ 10.94
Class C	2.12%
Actual		$ 1,000.00	$ 1,053.20	$ 10.79
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.59
Small Cap Value	1.09%
Actual		$ 1,000.00	$ 1,058.80	$ 5.56
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46
Class I	1.09%
Actual		$ 1,000.00	$ 1,058.80	$ 5.56
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Aarons, Inc. Class A	3.0	2.6
Aspen Insurance Holdings Ltd.	2.7	2.5
Rouse Properties, Inc.	2.7	2.9
Tech Data Corp.	2.7	2.4
Federated Investors, Inc. Class B (non-vtg.)	2.7	2.9
Store Capital Corp.	2.6	0.0
Silgan Holdings, Inc.	2.6	2.3
CVB Financial Corp.	2.5	1.7
Universal Corp.	2.4	1.7
DineEquity, Inc.	2.4	1.4
	26.3
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	41.0	40.5
Industrials	13.2	13.0
Information Technology	12.9	12.8
Consumer Discretionary	9.3	11.6
Health Care	6.8	6.7
Asset Allocation (% of fund's net assets)
As of July 31, 2015 *		As of January 31, 2015 **
	Stocks 99.2%		Stocks 99.2%
	Short-Term Investments and Net Other Assets (Liabilities) 0.8%		Short-Term Investments and Net Other Assets (Liabilities) 0.8%
* Foreign investments	11.2%	** Foreign investments	11.9%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 9.3%
Auto Components - 1.5%
Standard Motor Products, Inc. (e)	1,183,301	$ 43,273,318
Hotels, Restaurants & Leisure - 2.4%
DineEquity, Inc.	660,000	68,646,600
Specialty Retail - 5.1%
Aarons, Inc. Class A	2,295,100	84,872,798
Genesco, Inc. (a)	616,728	39,896,134
Hibbett Sports, Inc. (a)	249,000	11,341,950
Murphy U.S.A., Inc. (a)	72,506	3,970,429
		140,081,311
Textiles, Apparel & Luxury Goods - 0.3%
Vera Bradley, Inc. (a)	831,000	9,024,660
TOTAL CONSUMER DISCRETIONARY		261,025,889
CONSUMER STAPLES - 4.2%
Food Products - 1.8%
Post Holdings, Inc. (a)	931,300	50,048,062
Tobacco - 2.4%
Universal Corp. (d)(e)	1,208,239	68,930,035
TOTAL CONSUMER STAPLES		118,978,097
ENERGY - 4.3%
Energy Equipment & Services - 1.8%
Hornbeck Offshore Services, Inc. (a)(d)	1,600,000	29,120,000
ShawCor Ltd. Class A	871,000	20,472,180
		49,592,180
Oil, Gas & Consumable Fuels - 2.5%
Northern Oil & Gas, Inc. (a)(d)	1,958,249	9,321,265
World Fuel Services Corp.	1,537,200	62,487,180
		71,808,445
TOTAL ENERGY		121,400,625
FINANCIALS - 41.0%
Banks - 9.7%
Associated Banc-Corp.	2,890,335	56,968,503
CVB Financial Corp.	3,999,988	70,839,787
First Citizen Bancshares, Inc. Class A (a)	180,954	46,385,748
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
First Citizen Bancshares, Inc. Class A	140,370	$ 35,982,446
First Niagara Financial Group, Inc.	6,500,000	63,115,000
		273,291,484
Capital Markets - 6.1%
Federated Investors, Inc. Class B (non-vtg.)	2,199,963	74,160,753
OM Asset Management Ltd.	2,232,001	39,439,458
Waddell & Reed Financial, Inc. Class A	1,264,100	56,770,731
		170,370,942
Insurance - 11.5%
Aspen Insurance Holdings Ltd.	1,599,400	76,915,146
Endurance Specialty Holdings Ltd.	902,400	62,707,776
First American Financial Corp.	1,270,287	51,548,246
ProAssurance Corp.	1,368,200	66,070,378
StanCorp Financial Group, Inc.	581,300	66,279,826
		323,521,372
Real Estate Investment Trusts - 8.2%
National Retail Properties, Inc. (d)	683,400	25,401,978
Rouse Properties, Inc. (d)(e)	4,350,000	76,560,000
Sabra Health Care REIT, Inc.	2,042,700	55,867,845
Store Capital Corp.	3,500,000	73,500,000
		231,329,823
Real Estate Management & Development - 1.7%
Kennedy Wilson Europe Real Estate PLC	2,659,540	47,554,949
Thrifts & Mortgage Finance - 3.8%
Astoria Financial Corp.	3,403,499	51,460,905
Washington Federal, Inc.	2,368,300	55,134,024
		106,594,929
TOTAL FINANCIALS		1,152,663,499
HEALTH CARE - 6.8%
Health Care Equipment & Supplies - 1.6%
Integra LifeSciences Holdings Corp. (a)	709,200	45,480,996
Health Care Providers & Services - 2.7%
AmSurg Corp. (a)	148,800	10,674,912
Civitas Solutions, Inc. (e)	2,940,700	66,136,343
		76,811,255
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 1.1%
Cegedim SA (a)	670,247	$ 29,436,590
Pharmaceuticals - 1.4%
Theravance, Inc. (d)	2,594,553	39,748,552
TOTAL HEALTH CARE		191,477,393
INDUSTRIALS - 13.2%
Aerospace & Defense - 1.6%
Moog, Inc. Class A (a)	650,000	43,459,000
Commercial Services & Supplies - 2.8%
Essendant, Inc.	1,273,798	46,901,242
Knoll, Inc.	1,269,800	30,729,160
		77,630,402
Electrical Equipment - 3.3%
AZZ, Inc.	770,000	39,847,500
EnerSys	843,700	52,689,065
		92,536,565
Machinery - 3.8%
Columbus McKinnon Corp. (NY Shares)	776,000	18,204,960
Mueller Industries, Inc.	1,600,400	51,804,948
Valmont Industries, Inc. (d)	340,000	37,818,200
		107,828,108
Trading Companies & Distributors - 1.7%
WESCO International, Inc. (a)(d)	777,933	47,733,969
TOTAL INDUSTRIALS		369,188,044
INFORMATION TECHNOLOGY - 12.9%
Electronic Equipment & Components - 6.1%
Ingram Micro, Inc. Class A	2,048,300	55,775,209
SYNNEX Corp.	527,200	39,872,136
Tech Data Corp. (a)	1,286,373	75,034,137
		170,681,482
Internet Software & Services - 2.8%
Cimpress NV (a)	600,000	38,718,000
j2 Global, Inc.	574,300	40,430,720
		79,148,720
IT Services - 1.7%
CACI International, Inc. Class A (a)	578,334	47,498,571
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 2.3%
SS&C Technologies Holdings, Inc.	963,900	$ 65,574,117
TOTAL INFORMATION TECHNOLOGY		362,902,890
MATERIALS - 2.9%
Containers & Packaging - 2.6%
Silgan Holdings, Inc.	1,350,000	72,184,500
Metals & Mining - 0.3%
Haynes International, Inc.	186,142	7,924,065
TOTAL MATERIALS		80,108,565
UTILITIES - 4.6%
Electric Utilities - 3.8%
El Paso Electric Co.	1,524,121	55,523,728
IDACORP, Inc.	822,000	51,054,420
		106,578,148
Gas Utilities - 0.8%
Southwest Gas Corp.	372,656	20,995,439
TOTAL UTILITIES		127,573,587
TOTAL COMMON STOCKS (Cost $2,263,907,733)		2,785,318,589
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	17,732,670	$ 17,732,670
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	78,652,275	78,652,275
TOTAL MONEY MARKET FUNDS (Cost $96,384,945)		96,384,945
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $2,360,292,678)		2,881,703,534
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(72,769,368)
NET ASSETS - 100%		$ 2,808,934,166
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 32,820
Fidelity Securities Lending Cash Central Fund	2,526,958
Total	$ 2,559,778
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 50,386,144	$ -	$ 54,199,221	$ -	$ -
Civitas Solutions, Inc.	-	49,470,245	-	-	66,136,343
Rouse Properties, Inc.	61,020,000	12,779,885	-	1,241,110	76,560,000
Standard Motor Products, Inc.	5,166,001	37,876,193	-	350,548	43,273,318
Universal Corp.	34,273,800	23,621,771	-	2,242,369	68,930,035
Total	$ 150,845,945	$ 123,748,094	$ 54,199,221	$ 3,834,027	$ 254,899,696
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.8%
Bermuda	4.9%
Bailiwick of Jersey	1.7%
United Kingdom	1.4%
Netherlands	1.4%
France	1.1%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $78,959,780) - See accompanying schedule: Unaffiliated issuers (cost $2,038,966,810)	$ 2,530,418,893
Fidelity Central Funds (cost $96,384,945)	96,384,945
Other affiliated issuers (cost $224,940,923)	254,899,696
Total Investments (cost $2,360,292,678)		$ 2,881,703,534
Cash		734,073
Receivable for investments sold		15,532,470
Receivable for fund shares sold		1,661,236
Dividends receivable		1,471,580
Distributions receivable from Fidelity Central Funds		173,728
Other receivables		47,404
Total assets		2,901,324,025

Liabilities
Payable for investments purchased	$ 8,089,386
Payable for fund shares redeemed	2,726,578
Accrued management fee	2,167,127
Distribution and service plan fees payable	144,360
Other affiliated payables	547,440
Other payables and accrued expenses	62,693
Collateral on securities loaned, at value	78,652,275
Total liabilities		92,389,859

Net Assets		$ 2,808,934,166
Net Assets consist of:
Paid in capital		$ 2,052,777,532
Undistributed net investment income		15,098,491
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		219,647,286
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		521,410,857
Net Assets		$ 2,808,934,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($235,843,693 ÷ 12,321,881 shares)	$ 19.14

Maximum offering price per share (100/94.25 of $19.14)	$ 20.31
Class T:
Net Asset Value and redemption price per share ($91,716,035 ÷ 4,884,772 shares)	$ 18.78

Maximum offering price per share (100/96.50 of $18.78)	$ 19.46
Class B:
Net Asset Value and offering price per share ($3,472,809 ÷ 195,257 shares)	$ 17.79

Class C:
Net Asset Value and offering price per share ($64,928,190 ÷ 3,644,329 shares)	$ 17.82

Small Cap Value:
Net Asset Value, offering price and redemption price per share ($2,036,156,515 ÷ 104,710,600 shares)	$ 19.45

Class I:
Net Asset Value, offering price and redemption price per share ($376,816,924 ÷ 19,373,883 shares)	$ 19.45

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2015

Investment Income
Dividends (including $3,834,027 earned from other affiliated issuers)		$ 43,839,929
Special dividends		7,304,990
Interest		13
Income from Fidelity Central Funds		2,559,778
Total income		53,704,710

Expenses
Management fee
Basic fee	$ 19,717,517
Performance adjustment	5,968,836
Transfer agent fees	5,735,976
Distribution and service plan fees	1,818,820
Accounting and security lending fees	861,187
Custodian fees and expenses	49,188
Independent trustees' compensation	11,943
Registration fees	112,249
Audit	66,269
Legal	6,901
Interest	136
Miscellaneous	18,831
Total expenses before reductions	34,367,853
Expense reductions	(889,045)	33,478,808
Net investment income (loss)		20,225,902
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	288,163,783
Other affiliated issuers	(2,940,192)
Foreign currency transactions	293,006
Total net realized gain (loss)		285,516,597
Change in net unrealized appreciation (depreciation) on: Investment securities	14,012,996
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		14,012,997
Net gain (loss)		299,529,594
Net increase (decrease) in net assets resulting from operations		$ 319,755,496

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,225,902	$ 11,952,766
Net realized gain (loss)	285,516,597	925,842,288
Change in net unrealized appreciation (depreciation)	14,012,997	(668,249,080)
Net increase (decrease) in net assets resulting from operations	319,755,496	269,545,974
Distributions to shareholders from net investment income	(9,146,893)	(10,662,065)
Distributions to shareholders from net realized gain	(322,480,172)	(362,625,477)
Total distributions	(331,627,065)	(373,287,542)
Share transactions - net increase (decrease)	(16,898,248)	(1,289,647,794)
Redemption fees	149,785	536,076
Total increase (decrease) in net assets	(28,620,032)	(1,392,853,286)

Net Assets
Beginning of period	2,837,554,198	4,230,407,484
End of period (including undistributed net investment income of $15,098,491 and undistributed net investment income of $5,856,882, respectively)	$ 2,808,934,166	$ 2,837,554,198

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 19.29	$ 19.96	$ 14.86	$ 15.48	$ 13.45
Income from Investment Operations
Net investment income (loss) C	.10 L	.03	.07	.01	.01F
Net realized and unrealized gain (loss)	2.01	1.24	5.57	.30	2.22
Total from investment operations	2.11	1.27	5.64	.31	2.23
Distributions from net investment income	(.02)	(.01)	(.07)	(.01)	(.08)
Distributions from net realized gain	(2.25)	(1.93)	(.47)	(.93)	(.12)
Total distributions	(2.26)K	(1.94)	(.54)	(.93)J	(.20)
Redemption fees added to paid in capitalC,H	-	-	-	-	-
Net asset value, end of period	$ 19.14	$ 19.29	$ 19.96	$ 14.86	$ 15.48
Total ReturnA, B	11.86%	6.83%	39.09%	3.24%	16.72%
Ratios to Average Net Assets D, G
Expenses before reductions	1.42%	1.36%	1.36%	1.44%	1.44%
Expenses net of fee waivers, if any	1.39%	1.35%	1.36%	1.44%	1.43%
Expenses net of all reductions	1.39%	1.34%	1.36%	1.44%	1.43%
Net investment income (loss)	.52% L	.13%	.41%	.09%	.06%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,844	$ 258,183	$ 275,265	$ 150,285	$ 140,707
Portfolio turnover rateE	34%	26%I	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

K Total distributions of $2.26 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $2.248 per share.

L Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.98	$ 19.70	$ 14.70	$ 15.34	$ 13.34
Income from Investment Operations
Net investment income (loss) C	.05J	(.02)	.03	(.02)	(.03) F
Net realized and unrealized gain (loss)	1.98	1.23	5.50	.31	2.20
Total from investment operations	2.03	1.21	5.53	.29	2.17
Distributions from net investment income	-	-	(.06)	-	(.05)
Distributions from net realized gain	(2.23)	(1.93)	(.47)	(.93)	(.12)
Total distributions	(2.23)	(1.93)	(.53)	(.93)	(.17)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 18.78	$ 18.98	$ 19.70	$ 14.70	$ 15.34
Total ReturnA, B	11.58%	6.58%	38.70%	3.08%	16.36%
Ratios to Average Net Assets D, G
Expenses before reductions	1.67%	1.61%	1.60%	1.67%	1.70%
Expenses net of fee waivers, if any	1.64%	1.59%	1.60%	1.67%	1.69%
Expenses net of all reductions	1.63%	1.59%	1.59%	1.67%	1.69%
Net investment income (loss)	.27%J	(.11)%	.18%	(.14)%	(.19)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,716	$ 100,975	$ 107,444	$ 57,514	$ 55,845
Portfolio turnover rateE	34%	26% I	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.18	$ 19.06	$ 14.27	$ 15.00	$ 13.08
Income from Investment Operations
Net investment income (loss) C	(.06)J	(.13)	(.06)	(.09)	(.10) F
Net realized and unrealized gain (loss)	1.90	1.18	5.34	.29	2.15
Total from investment operations	1.84	1.05	5.28	.20	2.05
Distributions from net investment income	-	-	(.02)	-	(.01)
Distributions from net realized gain	(2.23)	(1.93)	(.47)	(.93)	(.12)
Total distributions	(2.23)	(1.93)	(.49)	(.93)	(.13)
Redemption fees added to paid in capitalC,H	-	-	-	-	-
Net asset value, end of period	$ 17.79	$ 18.18	$ 19.06	$ 14.27	$ 15.00
Total ReturnA, B	10.94%	5.92%	38.07%	2.51%	15.80%
Ratios to Average Net Assets D, G
Expenses before reductions	2.25%	2.18%	2.15%	2.19%	2.20%
Expenses net of fee waivers, if any	2.23%	2.17%	2.15%	2.19%	2.19%
Expenses net of all reductions	2.22%	2.16%	2.14%	2.19%	2.19%
Net investment income (loss)	(.32)%J	(.69)%	(.37)%	(.66)%	(.69)%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,473	$ 4,808	$ 7,052	$ 6,675	$ 8,549
Portfolio turnover rateE	34%	26%I	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.19	$ 19.06	$ 14.28	$ 15.01	$ 13.08
Income from Investment Operations
Net investment income (loss) C	(.04) J	(.12)	(.06)	(.09)	(.10) F
Net realized and unrealized gain (loss)	1.90	1.18	5.34	.29	2.17
Total from investment operations	1.86	1.06	5.28	.20	2.07
Distributions from net investment income	-	-	(.03)	-	(.02)
Distributions from net realized gain	(2.23)	(1.93)	(.47)	(.93)	(.12)
Total distributions	(2.23)	(1.93)	(.50)	(.93)	(.14)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 17.82	$ 18.19	$ 19.06	$ 14.28	$ 15.01
Total ReturnA, B	11.05%	5.97%	38.00%	2.52%	15.91%
Ratios to Average Net Assets D, G
Expenses before reductions	2.19%	2.12%	2.13%	2.19%	2.18%
Expenses net of fee waivers, if any	2.16%	2.11%	2.13%	2.19%	2.18%
Expenses net of all reductions	2.15%	2.10%	2.12%	2.19%	2.18%
Net investment income (loss)	(.25)% J	(.63)%	(.35)%	(.66)%	(.68)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,928	$ 70,541	$ 76,018	$ 47,265	$ 47,457
Portfolio turnover rateE	34%	26% I	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 19.57	$ 20.22	$ 15.05	$ 15.62	$ 13.56
Income from Investment Operations
Net investment income (loss) B	.15 I	.08	.12	.06	.06E
Net realized and unrealized gain (loss)	2.05	1.26	5.63	.32	2.23
Total from investment operations	2.20	1.34	5.75	.38	2.29
Distributions from net investment income	(.07)	(.06)	(.11)	(.02)	(.10)
Distributions from net realized gain	(2.25)	(1.93)	(.47)	(.93)	(.13)
Total distributions	(2.32)	(1.99)	(.58)	(.95)	(.23)
Redemption fees added to paid in capitalB,G	-	-	-	-	-
Net asset value, end of period	$ 19.45	$ 19.57	$ 20.22	$ 15.05	$ 15.62
Total ReturnA	12.18%	7.12%	39.45%	3.67%	17.03%
Ratios to Average Net Assets C, F
Expenses before reductions	1.15%	1.08%	1.07%	1.13%	1.13%
Expenses net of fee waivers, if any	1.12%	1.06%	1.07%	1.13%	1.13%
Expenses net of all reductions	1.12%	1.06%	1.06%	1.13%	1.13%
Net investment income (loss)	.78% I	.41%	.71%	.41%	.37%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,036,157	$ 2,060,546	$ 2,672,854	$ 1,756,962	$ 1,899,805
Portfolio turnover rateD	34%	26%H	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 19.57	$ 20.23	$ 15.05	$ 15.63	$ 13.58
Income from Investment Operations
Net investment income (loss) B	.15 I	.08	.12	.06	.06E
Net realized and unrealized gain (loss)	2.05	1.25	5.65	.31	2.23
Total from investment operations	2.20	1.33	5.77	.37	2.29
Distributions from net investment income	(.07)	(.06)	(.12)	(.02)	(.11)
Distributions from net realized gain	(2.25)	(1.93)	(.47)	(.93)	(.13)
Total distributions	(2.32)	(1.99)	(.59)	(.95)	(.24)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 19.45	$ 19.57	$ 20.23	$ 15.05	$ 15.63
Total ReturnA	12.17%	7.08%	39.54%	3.59%	17.02%
Ratios to Average Net Assets C, F
Expenses before reductions	1.15%	1.09%	1.07%	1.14%	1.10%
Expenses net of fee waivers, if any	1.12%	1.07%	1.07%	1.14%	1.10%
Expenses net of all reductions	1.12%	1.07%	1.06%	1.14%	1.10%
Net investment income (loss)	.79%I	.40%	.70%	.39%	.39%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 376,817	$ 342,500	$ 359,582	$ 138,981	$ 101,565
Portfolio turnover rateD	34%	26% H	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity® Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. The Fund's other share classes are also closed to new accounts with certain exceptions. The Fund offered Class F shares during the period June 26, 2009 through November 19, 2013 and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 614,205,042
Gross unrealized depreciation	(96,595,356)
Net unrealized appreciation (depreciation) on securities	$ 517,609,686

Tax cost	$ 2,364,093,848

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,098,490
Undistributed long-term capital gain	$ 223,448,456
Net unrealized appreciation (depreciation) on securities and other investments	$ 517,609,686

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 12,432,052	$ 10,662,065
Long-term Capital Gains	319,195,013	362,625,476
Total	$ 331,627,065	$ 373,287,541

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $962,585,438 and $1,295,483,282, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 615,096	$ 2,763
Class T	.25%	.25%	487,452	894
Class B	.75%	.25%	41,583	31,187
Class C	.75%	.25%	674,689	13,458
			$ 1,818,820	$ 48,302

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,832
Class T	3,175
Class B*	2,039
Class C*	847
$ 13,893

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 534,282.22
Class T	207,942.21
Class B	12,447.30
Class C	157,218.23
Small Cap Value	4,104,906.20
Class I	719,181.20
	$ 5,735,976

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24,207 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,895,000.33%		$ 136

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,108 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $9,303 from securities loaned to FCM. Total security lending income during the period amounted to $2,526,958.

8. Expense Reductions.

The investment adviser contractually agreed to waive a portion of the Fund's management fee until May 31, 2015. During the period, this waiver reduced the Fund's management fee by $673,000. Effective June 1, 2015 the waiver was discontinued.

Annual Report

8. Expense Reductions - continued

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $131,172 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $11,488 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 5,981
Class T	2,343
Class B	9
Class C	1,654
Small Cap Value	55,260
Class I	8,138
$ 73,385

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014 A
From net investment income
Class A	$ 207,059	$ 171,608
Small Cap Value	7,655,420	7,284,772
Class F	-	2,011,606
Class I	1,284,414	1,194,079
Total	$ 9,146,893	$ 10,662,065
From net realized gain
Class A	$ 29,002,450	$ 26,941,211
Class T	11,758,984	10,672,388
Class B	573,044	695,128
Class C	8,461,258	7,761,033
Small Cap Value	233,242,234	236,012,007
Class F	-	44,973,770
Class I	39,442,202	35,569,940
Total	$ 322,480,172	$ 362,625,477

A All Class F Shares were redeemed on November 19, 2013.

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class A
Shares sold	1,619,679	2,364,232	$ 30,035,137	$ 46,165,166
Reinvestment of distributions	1,578,405	1,371,738	28,466,035	25,837,208
Shares redeemed	(4,261,712)	(4,138,116)	(79,564,907)	(80,966,690)
Net increase (decrease)	(1,063,628)	(402,146)	$ (21,063,735)	$ (8,964,316)
Class T
Shares sold	599,331	987,146	$ 10,911,777	$ 19,000,773
Reinvestment of distributions	655,613	566,918	11,618,861	10,525,159
Shares redeemed	(1,691,524)	(1,685,516)	(30,859,052)	(32,399,109)
Net increase (decrease)	(436,580)	(131,452)	$ (8,328,414)	$ (2,873,177)
Class B
Shares sold	5,056	9,527	$ 89,676	$ 174,532
Reinvestment of distributions	31,870	33,965	537,830	607,035
Shares redeemed	(106,178)	(149,029)	(1,834,363)	(2,755,578)
Net increase (decrease)	(69,252)	(105,537)	$ (1,206,857)	$ (1,974,011)
Class C
Shares sold	167,565	268,818	$ 2,897,201	$ 4,960,750
Reinvestment of distributions	447,025	378,946	7,553,140	6,778,684
Shares redeemed	(847,704)	(758,615)	(14,671,382)	(14,057,302)
Net increase (decrease)	(233,114)	(110,851)	$ (4,221,041)	$ (2,317,868)
Small Cap Value
Shares sold	13,163,441	19,542,379	$ 248,872,334	$ 386,966,432
Reinvestment of distributions	12,098,173	11,711,859	221,448,638	222,752,806
Shares redeemed	(25,848,809)	(58,131,122)B	(487,056,437)	(1,153,341,425)B
Net increase (decrease)	(587,195)	(26,876,884)	$ (16,735,465)	$ (543,622,187)
Class F
Shares sold	-	879,716	$ -	$ 17,395,091
Reinvestment of distributions	-	2,497,893	-	46,985,376
Shares redeemed	-	(39,476,567)B	-	(787,183,278)B
Net increase (decrease)	-	(36,098,958)	$ -	$ (722,802,811)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class I
Shares sold	4,194,067	4,292,555	$ 79,803,869	$ 84,987,281
Reinvestment of distributions	1,996,970	1,739,424	36,554,847	33,193,654
Shares redeemed	(4,316,971)	(6,306,791)	(81,701,452)	(125,274,359)
Net increase (decrease)	1,874,066	(274,812)	$ 34,657,264	$ (7,093,424)

A All Class F Shares were redeemed on November 19, 2013.

B Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)
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Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013?2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010/2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/14/15	09/11/15	$0.077	$1.495
Class T	09/14/15	09/11/15	$0.050	$1.495
Class B	09/14/15	09/11/15	$0.000	$1.495
Class C	09/14/15	09/11/15	$0.000	$1.495

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $274,706,718, or, if subsequently determined to be different, the net capital gain of such year.

Class A, and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, and Class T designate 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2013 and August 2013.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class A, Class T, Class B, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

ASCV-UANN-0915
1.803731.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Value

Fund - Class I

(formerly Institutional Class)

Annual Report

July 31, 2015

(Fidelity Cover Art)

Class I
is a class of Fidelity®
Small Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	12.17%	15.23%	9.51%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Value Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Lead Portfolio Manager Derek Janssen: For the year, the fund significantly outpaced the 4.30% return of the benchmark Russell 2000® Value Index. (For specific results, please see the Performance section of this report.) Compared with the index, security selection was positive in nearly every sector of the market, especially financials, energy and information technology. The fund also benefited from an overweighting in the health care sector, by far the market's strongest-performing group. That favorable impact, however, was modestly tempered by subpar stock picking in the category. Our goal of managing potential damage from big losses was a plus. This was most evident in the beleaguered energy sector. Although we, too, experienced some struggles - most notably with ShawCor and Northern Oil and Gas - our aggregate energy holdings did vastly better than the sector as a whole. In financials, StanCorp Financial Group, a provider of group disability insurance, led the way on the positive side. Late in the period, the company agreed to be acquired, triggering a sharp rise in its share price. Meanwhile, in information technology, an out-of-index position for software company SS&C Technologies Holdings was a standout contributor. Elsewhere, a position in GrafTech International, which develops graphite electrodes and other carbon-based products, hurt results. In search of other opportunities, we sold the fund's shares in late 2014.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Class A	1.35%
Actual		$ 1,000.00	$ 1,057.50	$ 6.89
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class T	1.60%
Actual		$ 1,000.00	$ 1,056.20	$ 8.16
HypotheticalA		$ 1,000.00	$ 1,016.86	$ 8.00
Class B	2.19%
Actual		$ 1,000.00	$ 1,053.30	$ 11.15
HypotheticalA		$ 1,000.00	$ 1,013.93	$ 10.94
Class C	2.12%
Actual		$ 1,000.00	$ 1,053.20	$ 10.79
HypotheticalA		$ 1,000.00	$ 1,014.28	$ 10.59
Small Cap Value	1.09%
Actual		$ 1,000.00	$ 1,058.80	$ 5.56
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46
Class I	1.09%
Actual		$ 1,000.00	$ 1,058.80	$ 5.56
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Aarons, Inc. Class A	3.0	2.6
Aspen Insurance Holdings Ltd.	2.7	2.5
Rouse Properties, Inc.	2.7	2.9
Tech Data Corp.	2.7	2.4
Federated Investors, Inc. Class B (non-vtg.)	2.7	2.9
Store Capital Corp.	2.6	0.0
Silgan Holdings, Inc.	2.6	2.3
CVB Financial Corp.	2.5	1.7
Universal Corp.	2.4	1.7
DineEquity, Inc.	2.4	1.4
	26.3
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	41.0	40.5
Industrials	13.2	13.0
Information Technology	12.9	12.8
Consumer Discretionary	9.3	11.6
Health Care	6.8	6.7
Asset Allocation (% of fund's net assets)
As of July 31, 2015 *		As of January 31, 2015 **
	Stocks 99.2%		Stocks 99.2%
	Short-Term Investments and Net Other Assets (Liabilities) 0.8%		Short-Term Investments and Net Other Assets (Liabilities) 0.8%
* Foreign investments	11.2%	** Foreign investments	11.9%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 9.3%
Auto Components - 1.5%
Standard Motor Products, Inc. (e)	1,183,301	$ 43,273,318
Hotels, Restaurants & Leisure - 2.4%
DineEquity, Inc.	660,000	68,646,600
Specialty Retail - 5.1%
Aarons, Inc. Class A	2,295,100	84,872,798
Genesco, Inc. (a)	616,728	39,896,134
Hibbett Sports, Inc. (a)	249,000	11,341,950
Murphy U.S.A., Inc. (a)	72,506	3,970,429
		140,081,311
Textiles, Apparel & Luxury Goods - 0.3%
Vera Bradley, Inc. (a)	831,000	9,024,660
TOTAL CONSUMER DISCRETIONARY		261,025,889
CONSUMER STAPLES - 4.2%
Food Products - 1.8%
Post Holdings, Inc. (a)	931,300	50,048,062
Tobacco - 2.4%
Universal Corp. (d)(e)	1,208,239	68,930,035
TOTAL CONSUMER STAPLES		118,978,097
ENERGY - 4.3%
Energy Equipment & Services - 1.8%
Hornbeck Offshore Services, Inc. (a)(d)	1,600,000	29,120,000
ShawCor Ltd. Class A	871,000	20,472,180
		49,592,180
Oil, Gas & Consumable Fuels - 2.5%
Northern Oil & Gas, Inc. (a)(d)	1,958,249	9,321,265
World Fuel Services Corp.	1,537,200	62,487,180
		71,808,445
TOTAL ENERGY		121,400,625
FINANCIALS - 41.0%
Banks - 9.7%
Associated Banc-Corp.	2,890,335	56,968,503
CVB Financial Corp.	3,999,988	70,839,787
First Citizen Bancshares, Inc. Class A (a)	180,954	46,385,748
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
First Citizen Bancshares, Inc. Class A	140,370	$ 35,982,446
First Niagara Financial Group, Inc.	6,500,000	63,115,000
		273,291,484
Capital Markets - 6.1%
Federated Investors, Inc. Class B (non-vtg.)	2,199,963	74,160,753
OM Asset Management Ltd.	2,232,001	39,439,458
Waddell & Reed Financial, Inc. Class A	1,264,100	56,770,731
		170,370,942
Insurance - 11.5%
Aspen Insurance Holdings Ltd.	1,599,400	76,915,146
Endurance Specialty Holdings Ltd.	902,400	62,707,776
First American Financial Corp.	1,270,287	51,548,246
ProAssurance Corp.	1,368,200	66,070,378
StanCorp Financial Group, Inc.	581,300	66,279,826
		323,521,372
Real Estate Investment Trusts - 8.2%
National Retail Properties, Inc. (d)	683,400	25,401,978
Rouse Properties, Inc. (d)(e)	4,350,000	76,560,000
Sabra Health Care REIT, Inc.	2,042,700	55,867,845
Store Capital Corp.	3,500,000	73,500,000
		231,329,823
Real Estate Management & Development - 1.7%
Kennedy Wilson Europe Real Estate PLC	2,659,540	47,554,949
Thrifts & Mortgage Finance - 3.8%
Astoria Financial Corp.	3,403,499	51,460,905
Washington Federal, Inc.	2,368,300	55,134,024
		106,594,929
TOTAL FINANCIALS		1,152,663,499
HEALTH CARE - 6.8%
Health Care Equipment & Supplies - 1.6%
Integra LifeSciences Holdings Corp. (a)	709,200	45,480,996
Health Care Providers & Services - 2.7%
AmSurg Corp. (a)	148,800	10,674,912
Civitas Solutions, Inc. (e)	2,940,700	66,136,343
		76,811,255
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 1.1%
Cegedim SA (a)	670,247	$ 29,436,590
Pharmaceuticals - 1.4%
Theravance, Inc. (d)	2,594,553	39,748,552
TOTAL HEALTH CARE		191,477,393
INDUSTRIALS - 13.2%
Aerospace & Defense - 1.6%
Moog, Inc. Class A (a)	650,000	43,459,000
Commercial Services & Supplies - 2.8%
Essendant, Inc.	1,273,798	46,901,242
Knoll, Inc.	1,269,800	30,729,160
		77,630,402
Electrical Equipment - 3.3%
AZZ, Inc.	770,000	39,847,500
EnerSys	843,700	52,689,065
		92,536,565
Machinery - 3.8%
Columbus McKinnon Corp. (NY Shares)	776,000	18,204,960
Mueller Industries, Inc.	1,600,400	51,804,948
Valmont Industries, Inc. (d)	340,000	37,818,200
		107,828,108
Trading Companies & Distributors - 1.7%
WESCO International, Inc. (a)(d)	777,933	47,733,969
TOTAL INDUSTRIALS		369,188,044
INFORMATION TECHNOLOGY - 12.9%
Electronic Equipment & Components - 6.1%
Ingram Micro, Inc. Class A	2,048,300	55,775,209
SYNNEX Corp.	527,200	39,872,136
Tech Data Corp. (a)	1,286,373	75,034,137
		170,681,482
Internet Software & Services - 2.8%
Cimpress NV (a)	600,000	38,718,000
j2 Global, Inc.	574,300	40,430,720
		79,148,720
IT Services - 1.7%
CACI International, Inc. Class A (a)	578,334	47,498,571
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 2.3%
SS&C Technologies Holdings, Inc.	963,900	$ 65,574,117
TOTAL INFORMATION TECHNOLOGY		362,902,890
MATERIALS - 2.9%
Containers & Packaging - 2.6%
Silgan Holdings, Inc.	1,350,000	72,184,500
Metals & Mining - 0.3%
Haynes International, Inc.	186,142	7,924,065
TOTAL MATERIALS		80,108,565
UTILITIES - 4.6%
Electric Utilities - 3.8%
El Paso Electric Co.	1,524,121	55,523,728
IDACORP, Inc.	822,000	51,054,420
		106,578,148
Gas Utilities - 0.8%
Southwest Gas Corp.	372,656	20,995,439
TOTAL UTILITIES		127,573,587
TOTAL COMMON STOCKS (Cost $2,263,907,733)		2,785,318,589
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	17,732,670	$ 17,732,670
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	78,652,275	78,652,275
TOTAL MONEY MARKET FUNDS (Cost $96,384,945)		96,384,945
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $2,360,292,678)		2,881,703,534
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(72,769,368)
NET ASSETS - 100%		$ 2,808,934,166
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 32,820
Fidelity Securities Lending Cash Central Fund	2,526,958
Total	$ 2,559,778
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 50,386,144	$ -	$ 54,199,221	$ -	$ -
Civitas Solutions, Inc.	-	49,470,245	-	-	66,136,343
Rouse Properties, Inc.	61,020,000	12,779,885	-	1,241,110	76,560,000
Standard Motor Products, Inc.	5,166,001	37,876,193	-	350,548	43,273,318
Universal Corp.	34,273,800	23,621,771	-	2,242,369	68,930,035
Total	$ 150,845,945	$ 123,748,094	$ 54,199,221	$ 3,834,027	$ 254,899,696
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.8%
Bermuda	4.9%
Bailiwick of Jersey	1.7%
United Kingdom	1.4%
Netherlands	1.4%
France	1.1%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $78,959,780) - See accompanying schedule: Unaffiliated issuers (cost $2,038,966,810)	$ 2,530,418,893
Fidelity Central Funds (cost $96,384,945)	96,384,945
Other affiliated issuers (cost $224,940,923)	254,899,696
Total Investments (cost $2,360,292,678)		$ 2,881,703,534
Cash		734,073
Receivable for investments sold		15,532,470
Receivable for fund shares sold		1,661,236
Dividends receivable		1,471,580
Distributions receivable from Fidelity Central Funds		173,728
Other receivables		47,404
Total assets		2,901,324,025

Liabilities
Payable for investments purchased	$ 8,089,386
Payable for fund shares redeemed	2,726,578
Accrued management fee	2,167,127
Distribution and service plan fees payable	144,360
Other affiliated payables	547,440
Other payables and accrued expenses	62,693
Collateral on securities loaned, at value	78,652,275
Total liabilities		92,389,859

Net Assets		$ 2,808,934,166
Net Assets consist of:
Paid in capital		$ 2,052,777,532
Undistributed net investment income		15,098,491
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		219,647,286
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		521,410,857
Net Assets		$ 2,808,934,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($235,843,693 ÷ 12,321,881 shares)	$ 19.14

Maximum offering price per share (100/94.25 of $19.14)	$ 20.31
Class T:
Net Asset Value and redemption price per share ($91,716,035 ÷ 4,884,772 shares)	$ 18.78

Maximum offering price per share (100/96.50 of $18.78)	$ 19.46
Class B:
Net Asset Value and offering price per share ($3,472,809 ÷ 195,257 shares)	$ 17.79

Class C:
Net Asset Value and offering price per share ($64,928,190 ÷ 3,644,329 shares)	$ 17.82

Small Cap Value:
Net Asset Value, offering price and redemption price per share ($2,036,156,515 ÷ 104,710,600 shares)	$ 19.45

Class I:
Net Asset Value, offering price and redemption price per share ($376,816,924 ÷ 19,373,883 shares)	$ 19.45

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2015

Investment Income
Dividends (including $3,834,027 earned from other affiliated issuers)		$ 43,839,929
Special dividends		7,304,990
Interest		13
Income from Fidelity Central Funds		2,559,778
Total income		53,704,710

Expenses
Management fee
Basic fee	$ 19,717,517
Performance adjustment	5,968,836
Transfer agent fees	5,735,976
Distribution and service plan fees	1,818,820
Accounting and security lending fees	861,187
Custodian fees and expenses	49,188
Independent trustees' compensation	11,943
Registration fees	112,249
Audit	66,269
Legal	6,901
Interest	136
Miscellaneous	18,831
Total expenses before reductions	34,367,853
Expense reductions	(889,045)	33,478,808
Net investment income (loss)		20,225,902
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	288,163,783
Other affiliated issuers	(2,940,192)
Foreign currency transactions	293,006
Total net realized gain (loss)		285,516,597
Change in net unrealized appreciation (depreciation) on: Investment securities	14,012,996
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		14,012,997
Net gain (loss)		299,529,594
Net increase (decrease) in net assets resulting from operations		$ 319,755,496

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,225,902	$ 11,952,766
Net realized gain (loss)	285,516,597	925,842,288
Change in net unrealized appreciation (depreciation)	14,012,997	(668,249,080)
Net increase (decrease) in net assets resulting from operations	319,755,496	269,545,974
Distributions to shareholders from net investment income	(9,146,893)	(10,662,065)
Distributions to shareholders from net realized gain	(322,480,172)	(362,625,477)
Total distributions	(331,627,065)	(373,287,542)
Share transactions - net increase (decrease)	(16,898,248)	(1,289,647,794)
Redemption fees	149,785	536,076
Total increase (decrease) in net assets	(28,620,032)	(1,392,853,286)

Net Assets
Beginning of period	2,837,554,198	4,230,407,484
End of period (including undistributed net investment income of $15,098,491 and undistributed net investment income of $5,856,882, respectively)	$ 2,808,934,166	$ 2,837,554,198

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 19.29	$ 19.96	$ 14.86	$ 15.48	$ 13.45
Income from Investment Operations
Net investment income (loss) C	.10 L	.03	.07	.01	.01F
Net realized and unrealized gain (loss)	2.01	1.24	5.57	.30	2.22
Total from investment operations	2.11	1.27	5.64	.31	2.23
Distributions from net investment income	(.02)	(.01)	(.07)	(.01)	(.08)
Distributions from net realized gain	(2.25)	(1.93)	(.47)	(.93)	(.12)
Total distributions	(2.26)K	(1.94)	(.54)	(.93)J	(.20)
Redemption fees added to paid in capitalC,H	-	-	-	-	-
Net asset value, end of period	$ 19.14	$ 19.29	$ 19.96	$ 14.86	$ 15.48
Total ReturnA, B	11.86%	6.83%	39.09%	3.24%	16.72%
Ratios to Average Net Assets D, G
Expenses before reductions	1.42%	1.36%	1.36%	1.44%	1.44%
Expenses net of fee waivers, if any	1.39%	1.35%	1.36%	1.44%	1.43%
Expenses net of all reductions	1.39%	1.34%	1.36%	1.44%	1.43%
Net investment income (loss)	.52% L	.13%	.41%	.09%	.06%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,844	$ 258,183	$ 275,265	$ 150,285	$ 140,707
Portfolio turnover rateE	34%	26%I	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

K Total distributions of $2.26 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $2.248 per share.

L Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.98	$ 19.70	$ 14.70	$ 15.34	$ 13.34
Income from Investment Operations
Net investment income (loss) C	.05J	(.02)	.03	(.02)	(.03) F
Net realized and unrealized gain (loss)	1.98	1.23	5.50	.31	2.20
Total from investment operations	2.03	1.21	5.53	.29	2.17
Distributions from net investment income	-	-	(.06)	-	(.05)
Distributions from net realized gain	(2.23)	(1.93)	(.47)	(.93)	(.12)
Total distributions	(2.23)	(1.93)	(.53)	(.93)	(.17)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 18.78	$ 18.98	$ 19.70	$ 14.70	$ 15.34
Total ReturnA, B	11.58%	6.58%	38.70%	3.08%	16.36%
Ratios to Average Net Assets D, G
Expenses before reductions	1.67%	1.61%	1.60%	1.67%	1.70%
Expenses net of fee waivers, if any	1.64%	1.59%	1.60%	1.67%	1.69%
Expenses net of all reductions	1.63%	1.59%	1.59%	1.67%	1.69%
Net investment income (loss)	.27%J	(.11)%	.18%	(.14)%	(.19)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,716	$ 100,975	$ 107,444	$ 57,514	$ 55,845
Portfolio turnover rateE	34%	26% I	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.18	$ 19.06	$ 14.27	$ 15.00	$ 13.08
Income from Investment Operations
Net investment income (loss) C	(.06)J	(.13)	(.06)	(.09)	(.10) F
Net realized and unrealized gain (loss)	1.90	1.18	5.34	.29	2.15
Total from investment operations	1.84	1.05	5.28	.20	2.05
Distributions from net investment income	-	-	(.02)	-	(.01)
Distributions from net realized gain	(2.23)	(1.93)	(.47)	(.93)	(.12)
Total distributions	(2.23)	(1.93)	(.49)	(.93)	(.13)
Redemption fees added to paid in capitalC,H	-	-	-	-	-
Net asset value, end of period	$ 17.79	$ 18.18	$ 19.06	$ 14.27	$ 15.00
Total ReturnA, B	10.94%	5.92%	38.07%	2.51%	15.80%
Ratios to Average Net Assets D, G
Expenses before reductions	2.25%	2.18%	2.15%	2.19%	2.20%
Expenses net of fee waivers, if any	2.23%	2.17%	2.15%	2.19%	2.19%
Expenses net of all reductions	2.22%	2.16%	2.14%	2.19%	2.19%
Net investment income (loss)	(.32)%J	(.69)%	(.37)%	(.66)%	(.69)%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,473	$ 4,808	$ 7,052	$ 6,675	$ 8,549
Portfolio turnover rateE	34%	26%I	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 18.19	$ 19.06	$ 14.28	$ 15.01	$ 13.08
Income from Investment Operations
Net investment income (loss) C	(.04) J	(.12)	(.06)	(.09)	(.10) F
Net realized and unrealized gain (loss)	1.90	1.18	5.34	.29	2.17
Total from investment operations	1.86	1.06	5.28	.20	2.07
Distributions from net investment income	-	-	(.03)	-	(.02)
Distributions from net realized gain	(2.23)	(1.93)	(.47)	(.93)	(.12)
Total distributions	(2.23)	(1.93)	(.50)	(.93)	(.14)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 17.82	$ 18.19	$ 19.06	$ 14.28	$ 15.01
Total ReturnA, B	11.05%	5.97%	38.00%	2.52%	15.91%
Ratios to Average Net Assets D, G
Expenses before reductions	2.19%	2.12%	2.13%	2.19%	2.18%
Expenses net of fee waivers, if any	2.16%	2.11%	2.13%	2.19%	2.18%
Expenses net of all reductions	2.15%	2.10%	2.12%	2.19%	2.18%
Net investment income (loss)	(.25)% J	(.63)%	(.35)%	(.66)%	(.68)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,928	$ 70,541	$ 76,018	$ 47,265	$ 47,457
Portfolio turnover rateE	34%	26% I	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 19.57	$ 20.22	$ 15.05	$ 15.62	$ 13.56
Income from Investment Operations
Net investment income (loss) B	.15 I	.08	.12	.06	.06E
Net realized and unrealized gain (loss)	2.05	1.26	5.63	.32	2.23
Total from investment operations	2.20	1.34	5.75	.38	2.29
Distributions from net investment income	(.07)	(.06)	(.11)	(.02)	(.10)
Distributions from net realized gain	(2.25)	(1.93)	(.47)	(.93)	(.13)
Total distributions	(2.32)	(1.99)	(.58)	(.95)	(.23)
Redemption fees added to paid in capitalB,G	-	-	-	-	-
Net asset value, end of period	$ 19.45	$ 19.57	$ 20.22	$ 15.05	$ 15.62
Total ReturnA	12.18%	7.12%	39.45%	3.67%	17.03%
Ratios to Average Net Assets C, F
Expenses before reductions	1.15%	1.08%	1.07%	1.13%	1.13%
Expenses net of fee waivers, if any	1.12%	1.06%	1.07%	1.13%	1.13%
Expenses net of all reductions	1.12%	1.06%	1.06%	1.13%	1.13%
Net investment income (loss)	.78% I	.41%	.71%	.41%	.37%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,036,157	$ 2,060,546	$ 2,672,854	$ 1,756,962	$ 1,899,805
Portfolio turnover rateD	34%	26%H	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 19.57	$ 20.23	$ 15.05	$ 15.63	$ 13.58
Income from Investment Operations
Net investment income (loss) B	.15 I	.08	.12	.06	.06E
Net realized and unrealized gain (loss)	2.05	1.25	5.65	.31	2.23
Total from investment operations	2.20	1.33	5.77	.37	2.29
Distributions from net investment income	(.07)	(.06)	(.12)	(.02)	(.11)
Distributions from net realized gain	(2.25)	(1.93)	(.47)	(.93)	(.13)
Total distributions	(2.32)	(1.99)	(.59)	(.95)	(.24)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 19.45	$ 19.57	$ 20.23	$ 15.05	$ 15.63
Total ReturnA	12.17%	7.08%	39.54%	3.59%	17.02%
Ratios to Average Net Assets C, F
Expenses before reductions	1.15%	1.09%	1.07%	1.14%	1.10%
Expenses net of fee waivers, if any	1.12%	1.07%	1.07%	1.14%	1.10%
Expenses net of all reductions	1.12%	1.07%	1.06%	1.14%	1.10%
Net investment income (loss)	.79%I	.40%	.70%	.39%	.39%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 376,817	$ 342,500	$ 359,582	$ 138,981	$ 101,565
Portfolio turnover rateD	34%	26% H	29%	27%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity® Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. The Fund's other share classes are also closed to new accounts with certain exceptions. The Fund offered Class F shares during the period June 26, 2009 through November 19, 2013 and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 614,205,042
Gross unrealized depreciation	(96,595,356)
Net unrealized appreciation (depreciation) on securities	$ 517,609,686

Tax cost	$ 2,364,093,848

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,098,490
Undistributed long-term capital gain	$ 223,448,456
Net unrealized appreciation (depreciation) on securities and other investments	$ 517,609,686

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 12,432,052	$ 10,662,065
Long-term Capital Gains	319,195,013	362,625,476
Total	$ 331,627,065	$ 373,287,541

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $962,585,438 and $1,295,483,282, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 615,096	$ 2,763
Class T	.25%	.25%	487,452	894
Class B	.75%	.25%	41,583	31,187
Class C	.75%	.25%	674,689	13,458
			$ 1,818,820	$ 48,302

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,832
Class T	3,175
Class B*	2,039
Class C*	847
$ 13,893

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 534,282.22
Class T	207,942.21
Class B	12,447.30
Class C	157,218.23
Small Cap Value	4,104,906.20
Class I	719,181.20
	$ 5,735,976

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24,207 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,895,000.33%		$ 136

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,108 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $9,303 from securities loaned to FCM. Total security lending income during the period amounted to $2,526,958.

8. Expense Reductions.

The investment adviser contractually agreed to waive a portion of the Fund's management fee until May 31, 2015. During the period, this waiver reduced the Fund's management fee by $673,000. Effective June 1, 2015 the waiver was discontinued.

Annual Report

8. Expense Reductions - continued

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $131,172 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $11,488 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 5,981
Class T	2,343
Class B	9
Class C	1,654
Small Cap Value	55,260
Class I	8,138
$ 73,385

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014 A
From net investment income
Class A	$ 207,059	$ 171,608
Small Cap Value	7,655,420	7,284,772
Class F	-	2,011,606
Class I	1,284,414	1,194,079
Total	$ 9,146,893	$ 10,662,065
From net realized gain
Class A	$ 29,002,450	$ 26,941,211
Class T	11,758,984	10,672,388
Class B	573,044	695,128
Class C	8,461,258	7,761,033
Small Cap Value	233,242,234	236,012,007
Class F	-	44,973,770
Class I	39,442,202	35,569,940
Total	$ 322,480,172	$ 362,625,477

A All Class F Shares were redeemed on November 19, 2013.

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class A
Shares sold	1,619,679	2,364,232	$ 30,035,137	$ 46,165,166
Reinvestment of distributions	1,578,405	1,371,738	28,466,035	25,837,208
Shares redeemed	(4,261,712)	(4,138,116)	(79,564,907)	(80,966,690)
Net increase (decrease)	(1,063,628)	(402,146)	$ (21,063,735)	$ (8,964,316)
Class T
Shares sold	599,331	987,146	$ 10,911,777	$ 19,000,773
Reinvestment of distributions	655,613	566,918	11,618,861	10,525,159
Shares redeemed	(1,691,524)	(1,685,516)	(30,859,052)	(32,399,109)
Net increase (decrease)	(436,580)	(131,452)	$ (8,328,414)	$ (2,873,177)
Class B
Shares sold	5,056	9,527	$ 89,676	$ 174,532
Reinvestment of distributions	31,870	33,965	537,830	607,035
Shares redeemed	(106,178)	(149,029)	(1,834,363)	(2,755,578)
Net increase (decrease)	(69,252)	(105,537)	$ (1,206,857)	$ (1,974,011)
Class C
Shares sold	167,565	268,818	$ 2,897,201	$ 4,960,750
Reinvestment of distributions	447,025	378,946	7,553,140	6,778,684
Shares redeemed	(847,704)	(758,615)	(14,671,382)	(14,057,302)
Net increase (decrease)	(233,114)	(110,851)	$ (4,221,041)	$ (2,317,868)
Small Cap Value
Shares sold	13,163,441	19,542,379	$ 248,872,334	$ 386,966,432
Reinvestment of distributions	12,098,173	11,711,859	221,448,638	222,752,806
Shares redeemed	(25,848,809)	(58,131,122)B	(487,056,437)	(1,153,341,425)B
Net increase (decrease)	(587,195)	(26,876,884)	$ (16,735,465)	$ (543,622,187)
Class F
Shares sold	-	879,716	$ -	$ 17,395,091
Reinvestment of distributions	-	2,497,893	-	46,985,376
Shares redeemed	-	(39,476,567)B	-	(787,183,278)B
Net increase (decrease)	-	(36,098,958)	$ -	$ (722,802,811)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class I
Shares sold	4,194,067	4,292,555	$ 79,803,869	$ 84,987,281
Reinvestment of distributions	1,996,970	1,739,424	36,554,847	33,193,654
Shares redeemed	(4,316,971)	(6,306,791)	(81,701,452)	(125,274,359)
Net increase (decrease)	1,874,066	(274,812)	$ 34,657,264	$ (7,093,424)

A All Class F Shares were redeemed on November 19, 2013.

B Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)
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Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013?2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010/2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	09/14/15	09/11/15	$0.110	$1.495

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $274,706,718, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2013 and August 2013.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class A, Class T, Class B, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

ASCVI-UANN-0915
1.803743.110

Fidelity®

Leveraged Company Stock

Fund

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the last six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Leveraged Company Stock Fund	3.12%	15.60%	8.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund, a class of the fund, on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Tom Soviero: For the year, the fund's share classes posted a modest return. (For specific class-level results, please see the Performance section of this report.) Leveraged stocks underperformed the S&P 500® Index as investors moved away from riskier asset classes. Accordingly, the fund significantly lagged the benchmark S&P 500® but handily bested the -1.83% return of the Credit Suisse Leveraged Equity Index. Security selection within energy, an overweighting in the weak-performing materials group and positioning in consumer staples were among the biggest detractors versus the S&P. The most notable individual disappointment was LyondellBasell Industries, a Netherlands-based multinational plastics, chemicals and refining company, a sizable overweighting and the fund's largest holding. The stock got hit hard when oil prices crashed this past year. In energy, an out-of-index stake in Continental Resources and an overweighting in Hess, two exploration & production companies, hurt. By contrast, a significant overweighting in the top-performing consumer discretionary sector helped relative performance, but was largely offset by disappointing security selection. Bright spots here, however, included an out-of-index stake in funeral-services provider Service Corporation International, which climbed amid better-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Leveraged Company Stock	.78%
Actual		$ 1,000.00	$ 1,072.50	$ 4.01
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Class K	.67%
Actual		$ 1,000.00	$ 1,073.30	$ 3.44
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	9.0	7.5
Service Corp. International	6.2	4.7
Boston Scientific Corp.	3.4	2.9
WestRock Co.	3.1	3.2
Bank of America Corp.	2.9	2.4
Ford Motor Co.	2.4	2.4
Delta Air Lines, Inc.	2.4	3.2
Comcast Corp. Class A	2.3	3.8
General Motors Co.	2.2	2.2
HCA Holdings, Inc.	2.1	1.6
	36.0
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.0	24.8
Health Care	14.6	12.2
Materials	14.3	13.2
Financials	12.1	12.0
Industrials	10.2	12.4
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 96.9%		Stocks 96.2%
	Bonds 0.3%		Bonds 0.4%
	Short-Term Investments and Net Other Assets (Liabilities) 2.8%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	16.2%	** Foreign investments	14.5%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 26.0%
Auto Components - 1.7%
Delphi Automotive PLC	490,700	$ 38,314
Tenneco, Inc. (a)	825,300	41,108
		79,422
Automobiles - 5.0%
Ford Motor Co.	7,806,833	115,775
General Motors Co.	3,272,337	103,111
General Motors Co.:
warrants 7/10/16 (a)	482,521	10,615
warrants 7/10/19 (a)	482,521	7,098
		236,599
Diversified Consumer Services - 6.2%
Service Corp. International	9,646,027	294,300
Hotels, Restaurants & Leisure - 0.8%
ARAMARK Holdings Corp.	987,744	31,430
Penn National Gaming, Inc. (a)	360,340	6,875
Station Holdco LLC unit (a)(f)(g)	146,846	93
		38,398
Household Durables - 2.8%
Hovnanian Enterprises, Inc. Class A (a)(d)	1,419,000	2,866
Lennar Corp. Class A	677,100	35,913
Newell Rubbermaid, Inc.	2,129,847	92,180
		130,959
Media - 6.9%
AMC Networks, Inc. Class A (a)	446,400	37,596
Cinemark Holdings, Inc.	2,343,045	92,457
Comcast Corp. Class A	1,723,034	107,535
Gray Television, Inc. (a)(e)	3,766,164	63,611
Nexstar Broadcasting Group, Inc. Class A	455,698	26,139
		327,338
Specialty Retail - 2.6%
Asbury Automotive Group, Inc. (a)	385,122	34,006
GameStop Corp. Class A (d)	1,473,907	67,579
Sally Beauty Holdings, Inc. (a)	808,000	24,070
		125,655
TOTAL CONSUMER DISCRETIONARY		1,232,671
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 1.7%
Food Products - 1.3%
ConAgra Foods, Inc.	541,700	$ 23,867
Darling International, Inc. (a)	2,698,383	34,674
		58,541
Personal Products - 0.4%
Revlon, Inc. (a)	553,261	19,901
TOTAL CONSUMER STAPLES		78,442
ENERGY - 6.4%
Energy Equipment & Services - 1.7%
Ensco PLC Class A	110,000	1,824
Halliburton Co.	1,126,593	47,080
Noble Corp. (d)	987,610	11,802
Oil States International, Inc. (a)	270,466	8,144
Schlumberger Ltd.	109,400	9,061
Transocean Ltd. (United States) (d)	381,900	5,064
		82,975
Oil, Gas & Consumable Fuels - 4.7%
Continental Resources, Inc. (a)	807,474	26,978
Hess Corp.	861,810	50,855
QEP Resources, Inc.	901,000	12,506
Range Resources Corp.	247,200	9,725
Valero Energy Corp.	1,103,866	72,414
Western Refining, Inc.	451,814	19,952
Whiting Petroleum Corp. (a)	1,439,895	29,503
		221,933
TOTAL ENERGY		304,908
FINANCIALS - 11.8%
Banks - 8.8%
Bank of America Corp.	7,570,599	135,362
Barclays PLC sponsored ADR (d)	2,441,721	43,902
CIT Group, Inc.	229,310	10,787
Citigroup, Inc.	1,221,847	71,429
Huntington Bancshares, Inc.	4,966,980	57,965
Regions Financial Corp.	5,015,480	52,111
SunTrust Banks, Inc.	1,019,600	45,209
		416,765
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - 0.0%
Motors Liquidation Co. GUC Trust (a)	123,112	$ 2,093
Consumer Finance - 0.9%
American Express Co.	567,448	43,160
Insurance - 0.5%
Lincoln National Corp.	435,700	24,539
Real Estate Investment Trusts - 1.0%
Gaming & Leisure Properties	430,875	14,111
Host Hotels & Resorts, Inc.	1,016,122	19,692
Sabra Health Care REIT, Inc.	547,507	14,974
		48,777
Real Estate Management & Development - 0.5%
Realogy Holdings Corp. (a)	463,840	21,114
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	441,300	4,885
TOTAL FINANCIALS		561,333
HEALTH CARE - 14.6%
Health Care Equipment & Supplies - 3.4%
Boston Scientific Corp. (a)	9,434,356	163,592
Health Care Providers & Services - 7.5%
Community Health Systems, Inc. (a)	1,267,827	74,181
DaVita HealthCare Partners, Inc. (a)	532,952	42,119
HCA Holdings, Inc. (a)	1,098,579	102,179
Tenet Healthcare Corp. (a)	1,452,844	81,795
Universal Health Services, Inc. Class B	385,505	55,987
		356,261
Life Sciences Tools & Services - 0.6%
PRA Health Sciences, Inc.	651,400	27,352
Pharmaceuticals - 3.1%
Johnson & Johnson	153,000	15,332
Merck & Co., Inc.	1,453,600	85,704
Sanofi SA sponsored ADR	819,934	44,268
		145,304
TOTAL HEALTH CARE		692,509
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 10.2%
Aerospace & Defense - 2.1%
Honeywell International, Inc.	426,776	$ 44,833
Huntington Ingalls Industries, Inc.	258,160	30,311
Textron, Inc.	602,700	26,338
		101,482
Airlines - 3.6%
American Airlines Group, Inc.	860,580	34,509
Delta Air Lines, Inc.	2,606,801	115,586
Southwest Airlines Co.	571,283	20,680
		170,775
Building Products - 0.7%
Allegion PLC	246,500	15,584
Armstrong World Industries, Inc. (a)	273,500	16,000
		31,584
Commercial Services & Supplies - 0.9%
Civeo Corp.	540,932	1,158
Deluxe Corp.	431,413	27,796
Tyco International Ltd.	328,233	12,470
		41,424
Electrical Equipment - 0.5%
Emerson Electric Co.	163,500	8,461
Generac Holdings, Inc. (a)(d)	490,557	17,204
		25,665
Industrial Conglomerates - 0.6%
General Electric Co.	1,103,883	28,811
Machinery - 1.1%
Ingersoll-Rand PLC	739,500	45,405
Pentair PLC	78,757	4,789
		50,194
Marine - 0.3%
Genco Shipping & Trading Ltd. (a)	565,366	4,110
Genco Shipping & Trading Ltd. (a)	8,314	60
Navios Maritime Holdings, Inc. (d)	2,162,794	8,002
		12,172
Road & Rail - 0.2%
Hertz Global Holdings, Inc. (a)	707,700	12,024
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
United Rentals, Inc. (a)	147,000	$ 9,848
TOTAL INDUSTRIALS		483,979
INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 1.3%
Cisco Systems, Inc.	2,181,349	61,994
Electronic Equipment & Components - 1.5%
Avnet, Inc.	594,313	24,801
Belden, Inc.	510,764	30,253
Corning, Inc.	726,800	13,577
TTM Technologies, Inc. (a)	381,564	3,484
		72,115
Internet Software & Services - 0.3%
VeriSign, Inc. (a)(d)	194,300	13,784
IT Services - 0.2%
Global Cash Access Holdings, Inc. (a)	1,851,000	9,348
Semiconductors & Semiconductor Equipment - 3.4%
Freescale Semiconductor, Inc. (a)	1,033,800	41,218
Intersil Corp. Class A	1,460,387	16,254
Micron Technology, Inc. (a)	2,079,945	38,500
NXP Semiconductors NV (a)	459,064	44,525
ON Semiconductor Corp. (a)	2,134,568	22,669
		163,166
Software - 1.7%
Citrix Systems, Inc. (a)	230,899	17,458
Microsoft Corp.	1,384,568	64,659
		82,117
Technology Hardware, Storage & Peripherals - 0.7%
NCR Corp. (a)	1,117,931	30,788
TOTAL INFORMATION TECHNOLOGY		433,312
MATERIALS - 14.3%
Chemicals - 9.8%
H.B. Fuller Co.	461,829	18,501
LyondellBasell Industries NV Class A	4,554,155	427,315
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
OMNOVA Solutions, Inc. (a)(e)	3,114,962	$ 20,154
Phosphate Holdings, Inc. (a)	307,500	20
		465,990
Containers & Packaging - 3.7%
Sealed Air Corp.	483,434	25,704
WestRock Co.	2,336,728	147,354
		173,058
Metals & Mining - 0.0%
Ormet Corp. (a)(e)	1,405,000	5
TimkenSteel Corp.	114,367	2,131
		2,136
Paper & Forest Products - 0.8%
Louisiana-Pacific Corp. (a)	1,563,090	23,040
Neenah Paper, Inc.	266,200	16,126
		39,166
TOTAL MATERIALS		680,350
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.3%
Frontier Communications Corp. (d)	5,528,256	26,093
Intelsat SA (a)(d)	1,144,700	10,886
Level 3 Communications, Inc. (a)	514,400	25,977
		62,956
UTILITIES - 1.2%
Electric Utilities - 0.3%
FirstEnergy Corp.	421,304	14,307
Independent Power and Renewable Electricity Producers - 0.9%
Calpine Corp. (a)	2,167,700	39,669
TOTAL UTILITIES		53,976
TOTAL COMMON STOCKS (Cost $2,685,815)		4,584,436
Nonconvertible Preferred Stocks - 0.3%
	Shares	Value (000s)
FINANCIALS - 0.3%
Capital Markets - 0.3%
GMAC Capital Trust I Series 2, 8.125% (Cost $10,975)	439,013	$ 11,515
Nonconvertible Bonds - 0.3%
	Principal Amount (000s)
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Offshore Group Investment Ltd. 7.5% 11/1/19	$ 13,360	7,148
SAExploration Holdings, Inc. 10% 7/15/19	14,345	8,912
		16,060
TOTAL NONCONVERTIBLE BONDS (Cost $26,546)		16,060
Money Market Funds - 6.3%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	136,369,538	136,370
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	164,240,156	164,240
TOTAL MONEY MARKET FUNDS (Cost $300,610)		300,610
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $3,023,946)		4,912,621
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(166,336)
NET ASSETS - 100%		$ 4,746,285
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $93,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Station Holdco LLC unit	10/28/08 - 12/1/08	$ 5,990
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 151
Fidelity Securities Lending Cash Central Fund	2,875
Total	$ 3,026
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Gray Television, Inc.	$ 45,872	$ -	$ -	$ -	$ 63,611
OMNOVA Solutions, Inc.	25,138	-	-	-	20,154
Ormet Corp.	8	-	-	-	5
Total	$ 71,018	$ -	$ -	$ -	$ 83,770
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,232,671	$ 1,232,578	$ -	$ 93
Consumer Staples	78,442	78,442	-	-
Energy	304,908	304,908	-	-
Financials	572,848	572,848	-	-
Health Care	692,509	692,509	-	-
Industrials	483,979	483,979	-	-
Information Technology	433,312	433,312	-	-
Materials	680,350	680,345	-	5
Telecommunication Services	62,956	62,956	-	-
Utilities	53,976	53,976	-	-
Corporate Bonds	16,060	-	16,060	-
Money Market Funds	300,610	300,610	-	-
Total Investments in Securities:	$ 4,912,621	$ 4,896,463	$ 16,060	$ 98
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	83.8%
Netherlands	9.9%
Ireland	1.7%
United Kingdom	1.1%
France	1.0%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $159,067) - See accompanying schedule: Unaffiliated issuers (cost $2,649,138)	$ 4,528,241
Fidelity Central Funds (cost $300,610)	300,610
Other affiliated issuers (cost $74,198)	83,770
Total Investments (cost $3,023,946)		$ 4,912,621
Receivable for fund shares sold		1,213
Dividends receivable		2,817
Interest receivable		314
Distributions receivable from Fidelity Central Funds		249
Other receivables		45
Total assets		4,917,259

Liabilities
Payable for fund shares redeemed	$ 3,637
Accrued management fee	2,394
Other affiliated payables	642
Other payables and accrued expenses	61
Collateral on securities loaned, at value	164,240
Total liabilities		170,974

Net Assets		$ 4,746,285
Net Assets consist of:
Paid in capital		$ 2,672,305
Undistributed net investment income		24,974
Accumulated undistributed net realized gain (loss) on investments		160,331
Net unrealized appreciation (depreciation) on investments		1,888,675
Net Assets		$ 4,746,285

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2015

Leveraged Company Stock:
Net Asset Value, offering price and redemption price per share ($3,755,492 ÷ 80,066.9 shares)	$ 46.90

Class K:
Net Asset Value, offering price and redemption price per share ($990,793 ÷ 21,082.6 shares)	$ 47.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2015

Investment Income
Dividends		$ 79,289
Interest		2,240
Income from Fidelity Central Funds		3,026
Total income		84,555

Expenses
Management fee	$ 30,550
Transfer agent fees	6,911
Accounting and security lending fees	1,139
Custodian fees and expenses	50
Independent trustees' compensation	22
Registration fees	84
Audit	66
Legal	23
Miscellaneous	35
Total expenses before reductions	38,880
Expense reductions	(169)	38,711
Net investment income (loss)		45,844
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		235,817
Change in net unrealized appreciation (depreciation) on investment securities		(131,060)
Net gain (loss)		104,757
Net increase (decrease) in net assets resulting from operations		$ 150,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 45,844	$ 44,390
Net realized gain (loss)	235,817	184,977
Change in net unrealized appreciation (depreciation)	(131,060)	610,173
Net increase (decrease) in net assets resulting from operations	150,601	839,540
Distributions to shareholders from net investment income	(41,090)	(37,155)
Share transactions - net increase (decrease)	(743,092)	(702,631)
Redemption fees	302	366
Total increase (decrease) in net assets	(633,279)	100,120

Net Assets
Beginning of period	5,379,564	5,279,444
End of period (including undistributed net investment income of $24,974 and undistributed net investment income of $22,869, respectively)	$ 4,746,285	$ 5,379,564

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 45.82	$ 39.44	$ 28.22	$ 28.85	$ 23.50
Income from Investment Operations
Net investment income (loss)B	.41	.34	.42F	.16	-H
Net realized and unrealized gain (loss)	1.01	6.31	10.92	(.50)	5.46
Total from investment operations	1.42	6.65	11.34	(.34)	5.46
Distributions from net investment income	(.34)	(.27)	(.12)	(.29)	(.11)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 46.90	$ 45.82	$ 39.44	$ 28.22	$ 28.85
Total ReturnA	3.12%	16.96%	40.31%	(1.05)%	23.27%
Ratios to Average Net Assets C, G
Expenses before reductions	.79%	.79%	.82%	.86%	.85%
Expenses net of fee waivers, if any	.78%	.79%	.82%	.86%	.85%
Expenses net of all reductions	.78%	.79%	.82%	.85%	.84%
Net investment income (loss)	.87%	.81%	1.25%F	.60%	-%E
Supplemental Data
Net assets, end of period (in millions)	$ 3,755	$ 4,207	$ 4,227	$ 3,009	$ 3,931
Portfolio turnover rateD	4%	10%	21%	29%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 45.91	$ 39.52	$ 28.26	$ 28.86	$ 23.52
Income from Investment Operations
Net investment income (loss)B	.46	.40	.47E	.20	.04
Net realized and unrealized gain (loss)	1.03	6.31	10.93	(.49)	5.45
Total from investment operations	1.49	6.71	11.40	(.29)	5.49
Distributions from net investment income	(.40)	(.32)	(.14)	(.31)	(.15)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 47.00	$ 45.91	$ 39.52	$ 28.26	$ 28.86
Total ReturnA	3.26%	17.10%	40.47%	(.87)%	23.45%
Ratios to Average Net Assets C, F
Expenses before reductions	.67%	.67%	.69%	.69%	.69%
Expenses net of fee waivers, if any	.67%	.67%	.69%	.69%	.69%
Expenses net of all reductions	.67%	.67%	.68%	.69%	.69%
Net investment income (loss)	.99%	.92%	1.39%E	.76%	.16%
Supplemental Data
Net assets, end of period (in millions)	$ 991	$ 1,173	$ 1,053	$ 600	$ 555
Portfolio turnover rateD	4%	10%	21%	29%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, equity-debt classifications, capital loss carryforwards and losses deferred due to excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,114,722
Gross unrealized depreciation	(222,542)
Net unrealized appreciation (depreciation) on securities	$ 1,892,180

Tax Cost	$ 3,020,441

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 21,665
Undistributed long-term capital gain	$ 160,331
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,892,180

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 41,090	$ 37,155

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $195,757 and $943,000, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Leveraged Company Stock	$ 6,377.16
Class K	534.05
	$ 6,911

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $22 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,431.34%		$ -*

* Amount represents two hundred seventy dollars.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,708. Security lending income represents the income

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,875, including $167 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $48 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $20 and a portion of class-level operating expenses as follows:

Amount
Leveraged Company Stock	$ 101

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Leveraged Company Stock	$ 30,775	$ 28,583
Class K	10,315	8,572
Total	$ 41,090	$ 37,155

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Leveraged Company Stock
Shares sold	5,334	9,604	$ 246,873	$ 407,601
Reinvestment of distributions	626	670	29,028	26,928
Shares redeemed	(17,699)	(25,643)	(811,035)	(1,089,706)
Net increase (decrease)	(11,739)	(15,369)	$ (535,134)	$ (655,177)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Class K
Shares sold	5,815	5,696	$ 269,619	$ 243,726
Reinvestment of distributions	222	213	10,315	8,572
Shares redeemed	(10,500)	(7,002)	(487,892)	(299,752)
Net increase (decrease)	(4,463)	(1,093)	$ (207,958)	$ (47,454)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
	Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Leveraged Company Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Leveraged Company Stock	09/14/15	09/11/15	$ 0.218	$ 1.642

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $179,866,042, or, if subsequently determined to be different, the net capital gain of such year.

Leveraged Company Stock designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Leveraged Company Stock designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

LSF-UANN-0915
1.789248.112

Fidelity®

Leveraged Company Stock

Fund -

Class K

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the last six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K A	3.26%	15.76%	8.46%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Leveraged Company Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund - Class K on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See footnote A above for additional information regarding the performance of Class K.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Tom Soviero: For the year, the fund's share classes posted a modest return. (For specific class-level results, please see the Performance section of this report.) Leveraged stocks underperformed the S&P 500® Index as investors moved away from riskier asset classes. Accordingly, the fund significantly lagged the benchmark S&P 500® but handily bested the -1.83% return of the Credit Suisse Leveraged Equity Index. Security selection within energy, an overweighting in the weak-performing materials group and positioning in consumer staples were among the biggest detractors versus the S&P. The most notable individual disappointment was LyondellBasell Industries, a Netherlands-based multinational plastics, chemicals and refining company, a sizable overweighting and the fund's largest holding. The stock got hit hard when oil prices crashed this past year. In energy, an out-of-index stake in Continental Resources and an overweighting in Hess, two exploration & production companies, hurt. By contrast, a significant overweighting in the top-performing consumer discretionary sector helped relative performance, but was largely offset by disappointing security selection. Bright spots here, however, included an out-of-index stake in funeral-services provider Service Corporation International, which climbed amid better-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Leveraged Company Stock	.78%
Actual		$ 1,000.00	$ 1,072.50	$ 4.01
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Class K	.67%
Actual		$ 1,000.00	$ 1,073.30	$ 3.44
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	9.0	7.5
Service Corp. International	6.2	4.7
Boston Scientific Corp.	3.4	2.9
WestRock Co.	3.1	3.2
Bank of America Corp.	2.9	2.4
Ford Motor Co.	2.4	2.4
Delta Air Lines, Inc.	2.4	3.2
Comcast Corp. Class A	2.3	3.8
General Motors Co.	2.2	2.2
HCA Holdings, Inc.	2.1	1.6
	36.0
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.0	24.8
Health Care	14.6	12.2
Materials	14.3	13.2
Financials	12.1	12.0
Industrials	10.2	12.4
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 96.9%		Stocks 96.2%
	Bonds 0.3%		Bonds 0.4%
	Short-Term Investments and Net Other Assets (Liabilities) 2.8%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	16.2%	** Foreign investments	14.5%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 26.0%
Auto Components - 1.7%
Delphi Automotive PLC	490,700	$ 38,314
Tenneco, Inc. (a)	825,300	41,108
		79,422
Automobiles - 5.0%
Ford Motor Co.	7,806,833	115,775
General Motors Co.	3,272,337	103,111
General Motors Co.:
warrants 7/10/16 (a)	482,521	10,615
warrants 7/10/19 (a)	482,521	7,098
		236,599
Diversified Consumer Services - 6.2%
Service Corp. International	9,646,027	294,300
Hotels, Restaurants & Leisure - 0.8%
ARAMARK Holdings Corp.	987,744	31,430
Penn National Gaming, Inc. (a)	360,340	6,875
Station Holdco LLC unit (a)(f)(g)	146,846	93
		38,398
Household Durables - 2.8%
Hovnanian Enterprises, Inc. Class A (a)(d)	1,419,000	2,866
Lennar Corp. Class A	677,100	35,913
Newell Rubbermaid, Inc.	2,129,847	92,180
		130,959
Media - 6.9%
AMC Networks, Inc. Class A (a)	446,400	37,596
Cinemark Holdings, Inc.	2,343,045	92,457
Comcast Corp. Class A	1,723,034	107,535
Gray Television, Inc. (a)(e)	3,766,164	63,611
Nexstar Broadcasting Group, Inc. Class A	455,698	26,139
		327,338
Specialty Retail - 2.6%
Asbury Automotive Group, Inc. (a)	385,122	34,006
GameStop Corp. Class A (d)	1,473,907	67,579
Sally Beauty Holdings, Inc. (a)	808,000	24,070
		125,655
TOTAL CONSUMER DISCRETIONARY		1,232,671
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 1.7%
Food Products - 1.3%
ConAgra Foods, Inc.	541,700	$ 23,867
Darling International, Inc. (a)	2,698,383	34,674
		58,541
Personal Products - 0.4%
Revlon, Inc. (a)	553,261	19,901
TOTAL CONSUMER STAPLES		78,442
ENERGY - 6.4%
Energy Equipment & Services - 1.7%
Ensco PLC Class A	110,000	1,824
Halliburton Co.	1,126,593	47,080
Noble Corp. (d)	987,610	11,802
Oil States International, Inc. (a)	270,466	8,144
Schlumberger Ltd.	109,400	9,061
Transocean Ltd. (United States) (d)	381,900	5,064
		82,975
Oil, Gas & Consumable Fuels - 4.7%
Continental Resources, Inc. (a)	807,474	26,978
Hess Corp.	861,810	50,855
QEP Resources, Inc.	901,000	12,506
Range Resources Corp.	247,200	9,725
Valero Energy Corp.	1,103,866	72,414
Western Refining, Inc.	451,814	19,952
Whiting Petroleum Corp. (a)	1,439,895	29,503
		221,933
TOTAL ENERGY		304,908
FINANCIALS - 11.8%
Banks - 8.8%
Bank of America Corp.	7,570,599	135,362
Barclays PLC sponsored ADR (d)	2,441,721	43,902
CIT Group, Inc.	229,310	10,787
Citigroup, Inc.	1,221,847	71,429
Huntington Bancshares, Inc.	4,966,980	57,965
Regions Financial Corp.	5,015,480	52,111
SunTrust Banks, Inc.	1,019,600	45,209
		416,765
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - 0.0%
Motors Liquidation Co. GUC Trust (a)	123,112	$ 2,093
Consumer Finance - 0.9%
American Express Co.	567,448	43,160
Insurance - 0.5%
Lincoln National Corp.	435,700	24,539
Real Estate Investment Trusts - 1.0%
Gaming & Leisure Properties	430,875	14,111
Host Hotels & Resorts, Inc.	1,016,122	19,692
Sabra Health Care REIT, Inc.	547,507	14,974
		48,777
Real Estate Management & Development - 0.5%
Realogy Holdings Corp. (a)	463,840	21,114
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	441,300	4,885
TOTAL FINANCIALS		561,333
HEALTH CARE - 14.6%
Health Care Equipment & Supplies - 3.4%
Boston Scientific Corp. (a)	9,434,356	163,592
Health Care Providers & Services - 7.5%
Community Health Systems, Inc. (a)	1,267,827	74,181
DaVita HealthCare Partners, Inc. (a)	532,952	42,119
HCA Holdings, Inc. (a)	1,098,579	102,179
Tenet Healthcare Corp. (a)	1,452,844	81,795
Universal Health Services, Inc. Class B	385,505	55,987
		356,261
Life Sciences Tools & Services - 0.6%
PRA Health Sciences, Inc.	651,400	27,352
Pharmaceuticals - 3.1%
Johnson & Johnson	153,000	15,332
Merck & Co., Inc.	1,453,600	85,704
Sanofi SA sponsored ADR	819,934	44,268
		145,304
TOTAL HEALTH CARE		692,509
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 10.2%
Aerospace & Defense - 2.1%
Honeywell International, Inc.	426,776	$ 44,833
Huntington Ingalls Industries, Inc.	258,160	30,311
Textron, Inc.	602,700	26,338
		101,482
Airlines - 3.6%
American Airlines Group, Inc.	860,580	34,509
Delta Air Lines, Inc.	2,606,801	115,586
Southwest Airlines Co.	571,283	20,680
		170,775
Building Products - 0.7%
Allegion PLC	246,500	15,584
Armstrong World Industries, Inc. (a)	273,500	16,000
		31,584
Commercial Services & Supplies - 0.9%
Civeo Corp.	540,932	1,158
Deluxe Corp.	431,413	27,796
Tyco International Ltd.	328,233	12,470
		41,424
Electrical Equipment - 0.5%
Emerson Electric Co.	163,500	8,461
Generac Holdings, Inc. (a)(d)	490,557	17,204
		25,665
Industrial Conglomerates - 0.6%
General Electric Co.	1,103,883	28,811
Machinery - 1.1%
Ingersoll-Rand PLC	739,500	45,405
Pentair PLC	78,757	4,789
		50,194
Marine - 0.3%
Genco Shipping & Trading Ltd. (a)	565,366	4,110
Genco Shipping & Trading Ltd. (a)	8,314	60
Navios Maritime Holdings, Inc. (d)	2,162,794	8,002
		12,172
Road & Rail - 0.2%
Hertz Global Holdings, Inc. (a)	707,700	12,024
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
United Rentals, Inc. (a)	147,000	$ 9,848
TOTAL INDUSTRIALS		483,979
INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 1.3%
Cisco Systems, Inc.	2,181,349	61,994
Electronic Equipment & Components - 1.5%
Avnet, Inc.	594,313	24,801
Belden, Inc.	510,764	30,253
Corning, Inc.	726,800	13,577
TTM Technologies, Inc. (a)	381,564	3,484
		72,115
Internet Software & Services - 0.3%
VeriSign, Inc. (a)(d)	194,300	13,784
IT Services - 0.2%
Global Cash Access Holdings, Inc. (a)	1,851,000	9,348
Semiconductors & Semiconductor Equipment - 3.4%
Freescale Semiconductor, Inc. (a)	1,033,800	41,218
Intersil Corp. Class A	1,460,387	16,254
Micron Technology, Inc. (a)	2,079,945	38,500
NXP Semiconductors NV (a)	459,064	44,525
ON Semiconductor Corp. (a)	2,134,568	22,669
		163,166
Software - 1.7%
Citrix Systems, Inc. (a)	230,899	17,458
Microsoft Corp.	1,384,568	64,659
		82,117
Technology Hardware, Storage & Peripherals - 0.7%
NCR Corp. (a)	1,117,931	30,788
TOTAL INFORMATION TECHNOLOGY		433,312
MATERIALS - 14.3%
Chemicals - 9.8%
H.B. Fuller Co.	461,829	18,501
LyondellBasell Industries NV Class A	4,554,155	427,315
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
OMNOVA Solutions, Inc. (a)(e)	3,114,962	$ 20,154
Phosphate Holdings, Inc. (a)	307,500	20
		465,990
Containers & Packaging - 3.7%
Sealed Air Corp.	483,434	25,704
WestRock Co.	2,336,728	147,354
		173,058
Metals & Mining - 0.0%
Ormet Corp. (a)(e)	1,405,000	5
TimkenSteel Corp.	114,367	2,131
		2,136
Paper & Forest Products - 0.8%
Louisiana-Pacific Corp. (a)	1,563,090	23,040
Neenah Paper, Inc.	266,200	16,126
		39,166
TOTAL MATERIALS		680,350
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.3%
Frontier Communications Corp. (d)	5,528,256	26,093
Intelsat SA (a)(d)	1,144,700	10,886
Level 3 Communications, Inc. (a)	514,400	25,977
		62,956
UTILITIES - 1.2%
Electric Utilities - 0.3%
FirstEnergy Corp.	421,304	14,307
Independent Power and Renewable Electricity Producers - 0.9%
Calpine Corp. (a)	2,167,700	39,669
TOTAL UTILITIES		53,976
TOTAL COMMON STOCKS (Cost $2,685,815)		4,584,436
Nonconvertible Preferred Stocks - 0.3%
	Shares	Value (000s)
FINANCIALS - 0.3%
Capital Markets - 0.3%
GMAC Capital Trust I Series 2, 8.125% (Cost $10,975)	439,013	$ 11,515
Nonconvertible Bonds - 0.3%
	Principal Amount (000s)
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Offshore Group Investment Ltd. 7.5% 11/1/19	$ 13,360	7,148
SAExploration Holdings, Inc. 10% 7/15/19	14,345	8,912
		16,060
TOTAL NONCONVERTIBLE BONDS (Cost $26,546)		16,060
Money Market Funds - 6.3%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	136,369,538	136,370
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	164,240,156	164,240
TOTAL MONEY MARKET FUNDS (Cost $300,610)		300,610
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $3,023,946)		4,912,621
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(166,336)
NET ASSETS - 100%		$ 4,746,285
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $93,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Station Holdco LLC unit	10/28/08 - 12/1/08	$ 5,990
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 151
Fidelity Securities Lending Cash Central Fund	2,875
Total	$ 3,026
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Gray Television, Inc.	$ 45,872	$ -	$ -	$ -	$ 63,611
OMNOVA Solutions, Inc.	25,138	-	-	-	20,154
Ormet Corp.	8	-	-	-	5
Total	$ 71,018	$ -	$ -	$ -	$ 83,770
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,232,671	$ 1,232,578	$ -	$ 93
Consumer Staples	78,442	78,442	-	-
Energy	304,908	304,908	-	-
Financials	572,848	572,848	-	-
Health Care	692,509	692,509	-	-
Industrials	483,979	483,979	-	-
Information Technology	433,312	433,312	-	-
Materials	680,350	680,345	-	5
Telecommunication Services	62,956	62,956	-	-
Utilities	53,976	53,976	-	-
Corporate Bonds	16,060	-	16,060	-
Money Market Funds	300,610	300,610	-	-
Total Investments in Securities:	$ 4,912,621	$ 4,896,463	$ 16,060	$ 98
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	83.8%
Netherlands	9.9%
Ireland	1.7%
United Kingdom	1.1%
France	1.0%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $159,067) - See accompanying schedule: Unaffiliated issuers (cost $2,649,138)	$ 4,528,241
Fidelity Central Funds (cost $300,610)	300,610
Other affiliated issuers (cost $74,198)	83,770
Total Investments (cost $3,023,946)		$ 4,912,621
Receivable for fund shares sold		1,213
Dividends receivable		2,817
Interest receivable		314
Distributions receivable from Fidelity Central Funds		249
Other receivables		45
Total assets		4,917,259

Liabilities
Payable for fund shares redeemed	$ 3,637
Accrued management fee	2,394
Other affiliated payables	642
Other payables and accrued expenses	61
Collateral on securities loaned, at value	164,240
Total liabilities		170,974

Net Assets		$ 4,746,285
Net Assets consist of:
Paid in capital		$ 2,672,305
Undistributed net investment income		24,974
Accumulated undistributed net realized gain (loss) on investments		160,331
Net unrealized appreciation (depreciation) on investments		1,888,675
Net Assets		$ 4,746,285

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2015

Leveraged Company Stock:
Net Asset Value, offering price and redemption price per share ($3,755,492 ÷ 80,066.9 shares)	$ 46.90

Class K:
Net Asset Value, offering price and redemption price per share ($990,793 ÷ 21,082.6 shares)	$ 47.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2015

Investment Income
Dividends		$ 79,289
Interest		2,240
Income from Fidelity Central Funds		3,026
Total income		84,555

Expenses
Management fee	$ 30,550
Transfer agent fees	6,911
Accounting and security lending fees	1,139
Custodian fees and expenses	50
Independent trustees' compensation	22
Registration fees	84
Audit	66
Legal	23
Miscellaneous	35
Total expenses before reductions	38,880
Expense reductions	(169)	38,711
Net investment income (loss)		45,844
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		235,817
Change in net unrealized appreciation (depreciation) on investment securities		(131,060)
Net gain (loss)		104,757
Net increase (decrease) in net assets resulting from operations		$ 150,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 45,844	$ 44,390
Net realized gain (loss)	235,817	184,977
Change in net unrealized appreciation (depreciation)	(131,060)	610,173
Net increase (decrease) in net assets resulting from operations	150,601	839,540
Distributions to shareholders from net investment income	(41,090)	(37,155)
Share transactions - net increase (decrease)	(743,092)	(702,631)
Redemption fees	302	366
Total increase (decrease) in net assets	(633,279)	100,120

Net Assets
Beginning of period	5,379,564	5,279,444
End of period (including undistributed net investment income of $24,974 and undistributed net investment income of $22,869, respectively)	$ 4,746,285	$ 5,379,564

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 45.82	$ 39.44	$ 28.22	$ 28.85	$ 23.50
Income from Investment Operations
Net investment income (loss)B	.41	.34	.42F	.16	-H
Net realized and unrealized gain (loss)	1.01	6.31	10.92	(.50)	5.46
Total from investment operations	1.42	6.65	11.34	(.34)	5.46
Distributions from net investment income	(.34)	(.27)	(.12)	(.29)	(.11)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 46.90	$ 45.82	$ 39.44	$ 28.22	$ 28.85
Total ReturnA	3.12%	16.96%	40.31%	(1.05)%	23.27%
Ratios to Average Net Assets C, G
Expenses before reductions	.79%	.79%	.82%	.86%	.85%
Expenses net of fee waivers, if any	.78%	.79%	.82%	.86%	.85%
Expenses net of all reductions	.78%	.79%	.82%	.85%	.84%
Net investment income (loss)	.87%	.81%	1.25%F	.60%	-%E
Supplemental Data
Net assets, end of period (in millions)	$ 3,755	$ 4,207	$ 4,227	$ 3,009	$ 3,931
Portfolio turnover rateD	4%	10%	21%	29%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 45.91	$ 39.52	$ 28.26	$ 28.86	$ 23.52
Income from Investment Operations
Net investment income (loss)B	.46	.40	.47E	.20	.04
Net realized and unrealized gain (loss)	1.03	6.31	10.93	(.49)	5.45
Total from investment operations	1.49	6.71	11.40	(.29)	5.49
Distributions from net investment income	(.40)	(.32)	(.14)	(.31)	(.15)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 47.00	$ 45.91	$ 39.52	$ 28.26	$ 28.86
Total ReturnA	3.26%	17.10%	40.47%	(.87)%	23.45%
Ratios to Average Net Assets C, F
Expenses before reductions	.67%	.67%	.69%	.69%	.69%
Expenses net of fee waivers, if any	.67%	.67%	.69%	.69%	.69%
Expenses net of all reductions	.67%	.67%	.68%	.69%	.69%
Net investment income (loss)	.99%	.92%	1.39%E	.76%	.16%
Supplemental Data
Net assets, end of period (in millions)	$ 991	$ 1,173	$ 1,053	$ 600	$ 555
Portfolio turnover rateD	4%	10%	21%	29%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, equity-debt classifications, capital loss carryforwards and losses deferred due to excise tax regulations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,114,722
Gross unrealized depreciation	(222,542)
Net unrealized appreciation (depreciation) on securities	$ 1,892,180

Tax Cost	$ 3,020,441

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 21,665
Undistributed long-term capital gain	$ 160,331
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,892,180

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 41,090	$ 37,155

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $195,757 and $943,000, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Leveraged Company Stock	$ 6,377.16
Class K	534.05
	$ 6,911

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $22 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,431.34%		$ -*

* Amount represents two hundred seventy dollars.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,708. Security lending income represents the income

Annual Report

7. Security Lending - continued

earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,875, including $167 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $48 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $20 and a portion of class-level operating expenses as follows:

Amount
Leveraged Company Stock	$ 101

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Leveraged Company Stock	$ 30,775	$ 28,583
Class K	10,315	8,572
Total	$ 41,090	$ 37,155

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Leveraged Company Stock
Shares sold	5,334	9,604	$ 246,873	$ 407,601
Reinvestment of distributions	626	670	29,028	26,928
Shares redeemed	(17,699)	(25,643)	(811,035)	(1,089,706)
Net increase (decrease)	(11,739)	(15,369)	$ (535,134)	$ (655,177)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Class K
Shares sold	5,815	5,696	$ 269,619	$ 243,726
Reinvestment of distributions	222	213	10,315	8,572
Shares redeemed	(10,500)	(7,002)	(487,892)	(299,752)
Net increase (decrease)	(4,463)	(1,093)	$ (207,958)	$ (47,454)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2008 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
	Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Leveraged Company Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	09/14/15	09/11/15	$ 0.249	$ 1.642

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $179,866,042, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

LSF-K-UANN-0915
1.863381.106

Fidelity®

Series Small Cap Opportunities

Fund

Fidelity Series Small Cap Opportunities Fund

Class F

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Small Cap Opportunities Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Life of fund A
Fidelity ® Series Small Cap Opportunities Fund	12.66%	14.71%	6.98%
Class F B	12.87%	14.92%	7.14%

A From March 22, 2007.
B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009, are those of Fidelity Series Small Cap Opportunities Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Small Cap Opportunities Fund, a class of the fund, on March 22, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Lead Portfolio Manager Richard Thompson: For the year, the fund's share classes outperformed the benchmark, the Russell 2000® Index. (For specific class-level results, please see the Performance section of this report.) Stock selection, particularly within health care's pharmaceuticals, biotechnology & life sciences segment, drove relative outperformance. On an individual basis, biopharmaceutical companies Auspex Pharmaceuticals and Neurocrine Biosciences were the top two relative contributors. Auspex Pharmaceuticals, which we sold by period end, rose in response to December's positive Phase 3 data for its lead drug targeting Huntington's disease. Neurocrine Biosciences performed well after announcing positive Phase 3 results for its drug aimed at reducing symptoms of endometriosis. Elsewhere, longtime holding Sapient, a digital marketing technology firm, rose following its acquisition in February by French holding company Publicis Groupe. We sold the position by period end. Conversely, positioning in the materials sector detracted from the fund's relative result. An overweighted position in Stone Energy was particularly detrimental, as the stock fell in July due to lower oil and gas prices. We significantly decreased the fund's stake by period end. The fund's position in chemical company Tronox also disappointed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Series Small Cap Opportunities	.76%
Actual		$ 1,000.00	$ 1,084.70	$ 3.93
HypotheticalA		$ 1,000.00	$ 1,021.03	$ 3.81
Class F	.60%
Actual		$ 1,000.00	$ 1,085.80	$ 3.10
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of the Ozarks, Inc.	1.4	1.1
Huntington Bancshares, Inc.	1.3	1.2
Global Payments, Inc.	1.3	1.1
PacWest Bancorp	1.3	1.2
Allied World Assur Co. Holdings AG	1.2	0.9
Mid-America Apartment Communities, Inc.	1.1	1.1
Maximus, Inc.	1.1	0.9
Associated Banc-Corp.	1.1	0.9
Banner Corp.	1.1	0.9
MB Financial, Inc.	1.1	0.9
	12.0
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.2	23.1
Information Technology	16.4	18.3
Health Care	15.5	14.4
Consumer Discretionary	13.7	13.3
Industrials	12.6	12.0
Asset Allocation (% of fund's net assets)
As of July 31, 2015 *		As of January 31, 2015 **
	Stocks and Equity Futures 95.8%		Stocks and Equity Futures 96.6%
	Short-Term Investments and Net Other Assets (Liabilities) 4.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	7.7%	** Foreign investments	7.5%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 2.0%
Cooper Tire & Rubber Co.	650,080	$ 21,407,134
Horizon Global Corp. (a)	556,883	6,972,175
Standard Motor Products, Inc.	446,634	16,333,405
Tenneco, Inc. (a)	839,086	41,794,874
Visteon Corp. (a)	246,300	24,514,239
		111,021,827
Diversified Consumer Services - 0.7%
Service Corp. International	1,237,200	37,746,972
Hotels, Restaurants & Leisure - 2.9%
Bloomin' Brands, Inc.	1,362,116	31,723,682
Brinker International, Inc.	609,200	36,491,080
Buffalo Wild Wings, Inc. (a)	188,300	36,827,714
Domino's Pizza, Inc.	153,900	17,519,976
Texas Roadhouse, Inc. Class A	996,043	39,234,134
		161,796,586
Household Durables - 1.3%
Ethan Allen Interiors, Inc. (d)	1,308,735	39,510,710
Jarden Corp. (a)	621,322	34,172,710
		73,683,420
Leisure Products - 0.7%
Brunswick Corp.	784,900	41,670,341
Media - 1.2%
MDC Partners, Inc. Class A (sub. vtg.)	1,400,058	24,683,027
Nexstar Broadcasting Group, Inc. Class A	686,017	39,349,935
		64,032,962
Multiline Retail - 0.5%
Dillard's, Inc. Class A	273,744	27,889,039
Specialty Retail - 2.1%
Chico's FAS, Inc.	1,308,629	19,917,333
Genesco, Inc. (a)	358,525	23,192,982
GNC Holdings, Inc.	711,900	35,032,599
Murphy U.S.A., Inc. (a)	385,100	21,088,076
Zumiez, Inc. (a)	771,282	20,130,460
		119,361,450
Textiles, Apparel & Luxury Goods - 2.3%
Deckers Outdoor Corp. (a)	416,900	30,383,672
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
G-III Apparel Group Ltd. (a)	749,174	$ 54,112,838
Steven Madden Ltd. (a)	1,031,439	42,990,378
		127,486,888
TOTAL CONSUMER DISCRETIONARY		764,689,485
CONSUMER STAPLES - 2.9%
Beverages - 0.3%
Coca-Cola Bottling Co. Consolidated	97,255	15,755,310
Food & Staples Retailing - 0.6%
Casey's General Stores, Inc.	327,550	33,480,523
Food Products - 1.3%
Aryzta AG	276,930	14,062,874
Greencore Group PLC	4,117,809	20,346,344
Ingredion, Inc.	164,700	14,526,540
J&J Snack Foods Corp.	209,450	24,790,502
		73,726,260
Personal Products - 0.7%
Coty, Inc. Class A	539,200	14,412,816
Inter Parfums, Inc.	706,100	21,458,379
		35,871,195
TOTAL CONSUMER STAPLES		158,833,288
ENERGY - 2.9%
Energy Equipment & Services - 0.9%
Atwood Oceanics, Inc.	445,226	9,260,701
Bristow Group, Inc.	539,649	24,311,187
Total Energy Services, Inc.	1,245,270	14,082,306
		47,654,194
Oil, Gas & Consumable Fuels - 2.0%
Boardwalk Pipeline Partners, LP	1,333,200	18,558,144
Diamondback Energy, Inc.	319,793	21,522,069
Newfield Exploration Co. (a)	616,612	20,218,707
PDC Energy, Inc. (a)	367,200	17,240,040
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Stone Energy Corp. (a)	1,604,546	$ 9,290,321
Western Refining, Inc.	592,712	26,174,162
		113,003,443
TOTAL ENERGY		160,657,637
FINANCIALS - 23.2%
Banks - 9.7%
Associated Banc-Corp.	3,012,513	59,376,631
BancFirst Corp.	472,978	30,086,131
Bank of the Ozarks, Inc.	1,792,674	79,092,773
Banner Corp. (e)	1,244,271	59,301,956
BBCN Bancorp, Inc.	3,045,910	46,754,719
City National Corp.	109,111	9,810,170
Huntington Bancshares, Inc.	6,317,900	73,729,893
Investors Bancorp, Inc.	3,969,400	48,347,292
MB Financial, Inc.	1,737,200	59,238,520
PacWest Bancorp	1,550,388	71,767,461
		537,505,546
Capital Markets - 3.3%
AURELIUS AG	857,135	41,419,335
OM Asset Management Ltd.	2,415,724	42,685,843
Raymond James Financial, Inc.	686,700	40,515,300
Waddell & Reed Financial, Inc. Class A	1,273,441	57,190,235
		181,810,713
Insurance - 3.2%
Allied World Assur Co. Holdings AG	1,639,013	69,264,689
Aspen Insurance Holdings Ltd.	760,690	36,581,582
Primerica, Inc.	890,205	40,263,972
StanCorp Financial Group, Inc.	295,277	33,667,484
		179,777,727
Real Estate Investment Trusts - 6.0%
Cousins Properties, Inc.	4,688,720	48,668,914
Equity Lifestyle Properties, Inc.	846,500	48,995,420
Home Properties, Inc.	621,090	45,774,333
Kite Realty Group Trust	1,481,298	39,106,267
Mid-America Apartment Communities, Inc.	742,400	59,644,416
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
National Retail Properties, Inc. (d)	1,190,441	$ 44,248,692
Ramco-Gershenson Properties Trust (SBI)	2,795,450	47,354,923
		333,792,965
Thrifts & Mortgage Finance - 1.0%
WSFS Financial Corp. (e)	1,975,653	56,720,998
TOTAL FINANCIALS		1,289,607,949
HEALTH CARE - 15.5%
Biotechnology - 9.2%
ACADIA Pharmaceuticals, Inc. (a)(d)	639,927	31,234,837
Agios Pharmaceuticals, Inc. (a)(d)	164,063	18,076,461
Anacor Pharmaceuticals, Inc. (a)	245,900	36,685,821
Ardelyx, Inc. (a)	15,200	299,744
BioCryst Pharmaceuticals, Inc. (a)(d)	1,242,950	19,240,866
BioMarin Pharmaceutical, Inc. (a)	130,044	19,021,536
Biotie Therapies Corp. sponsored ADR	653,800	11,722,634
bluebird bio, Inc. (a)	113,768	18,866,147
Cellectis SA sponsored ADR	448,095	15,911,853
Chimerix, Inc. (a)	467,290	25,112,165
Coherus BioSciences, Inc.	564,911	19,817,078
Curis, Inc. (a)	5,523,406	17,343,495
Dyax Corp. (a)	1,100,015	27,071,369
Genocea Biosciences, Inc. (a)(d)	888,582	11,551,566
Insmed, Inc. (a)	916,635	24,840,809
Intercept Pharmaceuticals, Inc. (a)	71,798	18,941,030
Isis Pharmaceuticals, Inc. (a)	278,872	15,318,439
La Jolla Pharmaceutical Co. (a)(d)	468,100	14,230,240
Mirati Therapeutics, Inc. (a)(d)	585,269	16,744,546
Neurocrine Biosciences, Inc. (a)	609,582	30,552,250
Novavax, Inc. (a)	2,403,762	28,989,370
Spark Therapeutics, Inc.	312,600	19,206,144
TESARO, Inc. (a)	362,700	21,036,600
Ultragenyx Pharmaceutical, Inc. (a)	259,700	31,405,521
Xencor, Inc. (a)	870,300	19,486,017
		512,706,538
Health Care Equipment & Supplies - 2.7%
CONMED Corp.	238,300	13,516,376
Hologic, Inc. (a)	590,100	24,583,566
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Integra LifeSciences Holdings Corp. (a)	313,668	$ 20,115,529
NxStage Medical, Inc. (a)	948,600	13,546,008
Seaspine Holdings Corp. (a)	78,373	1,228,889
Sirona Dental Systems, Inc. (a)	260,000	26,982,800
Teleflex, Inc.	190,100	25,471,499
Wright Medical Group, Inc. (a)	904,800	23,380,032
		148,824,699
Health Care Providers & Services - 2.1%
AmSurg Corp. (a)	354,100	25,403,134
Molina Healthcare, Inc. (a)	157,400	11,872,682
Surgical Care Affiliates, Inc. (a)	856,636	32,569,301
Team Health Holdings, Inc. (a)	486,800	32,815,188
Wellcare Health Plans, Inc. (a)	188,800	15,255,040
		117,915,345
Life Sciences Tools & Services - 0.4%
Bruker Corp. (a)	1,198,066	25,219,289
Pharmaceuticals - 1.1%
Prestige Brands Holdings, Inc. (a)	433,654	20,650,603
Theravance, Inc. (d)	1,126,649	17,260,263
ZS Pharma, Inc. (a)	351,800	21,013,014
		58,923,880
TOTAL HEALTH CARE		863,589,751
INDUSTRIALS - 12.6%
Aerospace & Defense - 1.4%
Moog, Inc. Class A (a)	437,417	29,245,701
Teledyne Technologies, Inc. (a)	482,134	49,982,832
		79,228,533
Air Freight & Logistics - 0.8%
Hub Group, Inc. Class A (a)	1,069,263	45,048,050
Airlines - 0.5%
JetBlue Airways Corp. (a)	1,364,200	31,349,316
Commercial Services & Supplies - 1.2%
Deluxe Corp.	590,000	38,013,700
West Corp.	993,300	28,656,705
		66,670,405
Construction & Engineering - 0.8%
EMCOR Group, Inc.	908,500	43,453,555
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 0.3%
OSRAM Licht AG	306,639	$ 17,457,964
Industrial Conglomerates - 0.4%
Carlisle Companies, Inc.	216,500	21,922,790
Machinery - 3.2%
AGCO Corp.	513,000	28,220,130
Kornit Digital Ltd. (a)(d)	1,391,400	20,230,956
KUKA AG (d)	309,700	26,550,394
Navistar International Corp. (a)(d)	455,534	7,990,066
Terex Corp.	585,500	12,974,680
TriMas Corp. (a)	1,116,444	26,236,434
Valmont Industries, Inc. (d)	261,500	29,086,645
Wabtec Corp.	249,850	25,282,322
		176,571,627
Professional Services - 1.9%
Dun & Bradstreet Corp.	279,206	34,836,533
Huron Consulting Group, Inc. (a)	424,631	32,471,533
Stantec, Inc.	1,364,400	37,942,599
		105,250,665
Trading Companies & Distributors - 2.1%
Kaman Corp.	780,680	30,813,440
Titan Machinery, Inc. (a)(d)(e)	1,584,719	22,265,302
Watsco, Inc.	343,500	44,050,440
WESCO International, Inc. (a)	305,500	18,745,480
		115,874,662
TOTAL INDUSTRIALS		702,827,567
INFORMATION TECHNOLOGY - 16.4%
Communications Equipment - 1.3%
F5 Networks, Inc. (a)	163,800	21,972,132
Ixia (a)	2,544,369	33,585,671
Radware Ltd. (a)	844,101	16,071,683
		71,629,486
Electronic Equipment & Components - 1.5%
CDW Corp.	1,272,500	45,720,925
Jabil Circuit, Inc.	425,614	8,618,684
Trimble Navigation Ltd. (a)	1,169,200	27,008,520
		81,348,129
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 3.1%
Bankrate, Inc. (a)	2,692,001	$ 24,551,049
EarthLink Holdings Corp.	508,568	3,732,889
Gogo, Inc. (a)(d)	198,600	3,620,478
IAC/InterActiveCorp	227,400	17,568,924
MINDBODY, Inc. (e)	526,600	5,160,680
NIC, Inc.	1,217,847	21,969,960
Pandora Media, Inc. (a)	910,600	15,953,712
Rackspace Hosting, Inc. (a)	784,317	26,690,308
Stamps.com, Inc. (a)	339,002	23,255,537
Web.com Group, Inc. (a)	1,129,741	28,119,253
		170,622,790
IT Services - 4.1%
Datalink Corp. (a)(e)	1,664,540	11,285,581
ExlService Holdings, Inc. (a)	1,427,060	55,327,116
Global Payments, Inc.	651,300	73,004,217
Maximus, Inc.	871,000	59,410,910
WEX, Inc. (a)	313,800	32,020,152
		231,047,976
Semiconductors & Semiconductor Equipment - 1.8%
Cirrus Logic, Inc. (a)	666,102	21,988,027
Intersil Corp. Class A	1,686,800	18,774,084
Monolithic Power Systems, Inc.	653,070	33,770,250
PMC-Sierra, Inc. (a)	1,679,300	11,436,033
Qorvo, Inc. (a)	243,150	14,090,543
		100,058,937
Software - 2.9%
BroadSoft, Inc. (a)	575,749	20,105,155
CommVault Systems, Inc. (a)	625,777	23,447,864
Interactive Intelligence Group, Inc. (a)	407,900	16,911,534
Pegasystems, Inc.	592,600	16,053,534
Rovi Corp. (a)	1,109,759	12,196,251
SolarWinds, Inc. (a)	355,200	14,168,928
Synchronoss Technologies, Inc. (a)	942,361	45,044,856
Tangoe, Inc. (a)	1,274,400	14,043,888
		161,972,010
Technology Hardware, Storage & Peripherals - 1.7%
Electronics for Imaging, Inc. (a)	661,525	30,231,693
Nimble Storage, Inc. (a)(d)	778,300	21,496,646
Quantum Corp. (a)	11,950,411	12,667,436
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Silicon Graphics International Corp. (a)(d)(e)	2,187,649	$ 11,178,886
Super Micro Computer, Inc. (a)	679,170	18,113,464
		93,688,125
TOTAL INFORMATION TECHNOLOGY		910,367,453
MATERIALS - 3.9%
Chemicals - 2.1%
Axiall Corp.	830,346	24,437,083
PolyOne Corp.	1,055,401	36,168,592
Sensient Technologies Corp.	492,900	33,709,431
Tronox Ltd. Class A	2,320,144	25,475,181
		119,790,287
Containers & Packaging - 1.1%
Avery Dennison Corp.	308,500	18,772,225
Berry Plastics Group, Inc. (a)	1,254,860	40,858,242
		59,630,467
Metals & Mining - 0.7%
Compass Minerals International, Inc.	392,300	31,384,000
Steel Dynamics, Inc.	363,800	7,286,914
		38,670,914
TOTAL MATERIALS		218,091,668
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.5%
8x8, Inc. (a)	562,654	4,900,716
Cogent Communications Group, Inc.	407,400	12,951,246
FairPoint Communications, Inc. (a)	128,800	2,140,656
Lumos Networks Corp.	141,000	1,968,360
Towerstream Corp. (a)(d)(e)	5,386,878	8,511,267
		30,472,245
Wireless Telecommunication Services - 0.2%
RingCentral, Inc. (a)	502,700	9,903,190
TOTAL TELECOMMUNICATION SERVICES		40,375,435
Common Stocks - continued
	Shares	Value
UTILITIES - 2.7%
Electric Utilities - 1.5%
El Paso Electric Co.	490,480	$ 17,868,186
Great Plains Energy, Inc.	604,080	15,772,529
IDACORP, Inc.	356,100	22,117,371
Portland General Electric Co.	691,832	24,912,870
		80,670,956
Gas Utilities - 0.8%
Atmos Energy Corp.	397,786	21,997,566
Laclede Group, Inc.	464,400	25,128,684
		47,126,250
Independent Power and Renewable Electricity Producers - 0.4%
Dynegy, Inc. (a)	604,120	15,737,326
NextEra Energy Partners LP	226,100	8,067,248
		23,804,574
TOTAL UTILITIES		151,601,780
TOTAL COMMON STOCKS (Cost $4,457,016,586)		5,260,642,013
Convertible Preferred Stocks - 0.0%

HEALTH CARE - 0.0%
Biotechnology - 0.0%
CytomX Therapeutics, Inc. Series D (g) (Cost $985,900)	6,646,127	985,900
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.05% 8/20/15 to 10/29/15 (f) (Cost $2,309,836)	$ 2,310,000	2,309,745
Money Market Funds - 6.8%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	266,657,092	$ 266,657,092
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	114,131,968	114,131,968
TOTAL MONEY MARKET FUNDS (Cost $380,789,060)		380,789,060
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $4,841,101,382)		5,644,726,718
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(76,212,855)
NET ASSETS - 100%		$ 5,568,513,863
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
573 ICE Russell 2000 Index Contracts (United States)	Sept. 2015	$ 70,776,960	$ (847,982)

The face value of futures purchased as a percentage of net assets is 1.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,309,745.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $985,900 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
CytomX Therapeutics, Inc. Series D	6/12/15	$ 985,900
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 299,253
Fidelity Securities Lending Cash Central Fund	1,576,483
Total	$ 1,875,736
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Banner Corp.	$ 51,542,249	$ 417,731	$ 2,061,937	$ 915,639	$ 59,301,956
Datalink Corp.	12,863,242	7,529,400	2,261,824	-	11,285,581
MINDBODY, Inc.	-	6,953,481	-	-	5,160,680
Mirati Therapeutics, Inc.	11,960,748	4,157,488	10,021,640	-	-
Neonode, Inc.	9,543,365	-	6,658,007	-	-
Points International Ltd.	25,447,665	1,527,795	15,779,855	-	-
ServiceSource International, Inc.	19,646,501	-	17,738,035	-	-
Silicon Graphics International Corp.	20,729,984	76,909	-	-	11,178,886
Titan Machinery, Inc.	22,881,167	335,898	13,239	-	22,265,302
Towerstream Corp.	8,888,349	-	-	-	8,511,267
WSFS Financial Corp.	31,559,736	15,904,340	-	350,835	56,720,998
Total	$ 215,063,006	$ 36,903,042	$ 54,534,537	$ 1,266,474	$ 174,424,670
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 764,689,485	$ 764,689,485	$ -	$ -
Consumer Staples	158,833,288	158,833,288	-	-
Energy	160,657,637	160,657,637	-	-
Financials	1,289,607,949	1,289,607,949	-	-
Health Care	864,575,651	863,589,751	-	985,900
Industrials	702,827,567	702,827,567	-	-
Information Technology	910,367,453	910,367,453	-	-
Materials	218,091,668	218,091,668	-	-
Telecommunication Services	40,375,435	40,375,435	-	-
Utilities	151,601,780	151,601,780	-	-
U.S. Government and Government Agency Obligations	2,309,745	-	2,309,745	-
Money Market Funds	380,789,060	380,789,060	-	-
Total Investments in Securities:	$ 5,644,726,718	$ 5,641,431,073	$ 2,309,745	$ 985,900
Derivative Instruments:
Liabilities
Futures Contracts	$ (847,982)	$ (847,982)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (847,982)
Total Value of Derivatives	$ -	$ (847,982)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $112,671,575) - See accompanying schedule: Unaffiliated issuers (cost $4,275,200,095)	$ 5,089,512,988
Fidelity Central Funds (cost $380,789,060)	380,789,060
Other affiliated issuers (cost $185,112,227)	174,424,670
Total Investments (cost $4,841,101,382)		$ 5,644,726,718
Cash		712,233
Receivable for investments sold		90,114,887
Receivable for fund shares sold		24,211,667
Dividends receivable		2,222,676
Distributions receivable from Fidelity Central Funds		95,761
Receivable for daily variation margin for derivative instruments		230,926
Other receivables		114,847
Total assets		5,762,429,715

Liabilities
Payable for investments purchased	$ 76,296,680
Payable for fund shares redeemed	225,466
Accrued management fee	2,718,562
Other affiliated payables	461,362
Other payables and accrued expenses	81,814
Collateral on securities loaned, at value	114,131,968
Total liabilities		193,915,852

Net Assets		$ 5,568,513,863
Net Assets consist of:
Paid in capital		$ 4,480,321,226
Undistributed net investment income		12,811,213
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		272,643,973
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		802,737,451
Net Assets		$ 5,568,513,863

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2015
Series Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($2,647,013,034 ÷ 191,418,342 shares)	$ 13.83

Class F:
Net Asset Value, offering price and redemption price per share ($2,921,500,829 ÷ 209,933,416 shares)	$ 13.92

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2015

Investment Income
Dividends (including $1,266,474 earned from other affiliated issuers)		$ 63,511,400
Interest		642
Income from Fidelity Central Funds		1,875,736
Total income		65,387,778

Expenses
Management fee
Basic fee	$ 39,022,431
Performance adjustment	(6,980,672)
Transfer agent fees	4,422,763
Accounting and security lending fees	1,146,445
Custodian fees and expenses	114,582
Independent trustees' compensation	23,317
Audit	79,942
Legal	13,334
Miscellaneous	37,062
Total expenses before reductions	37,879,204
Expense reductions	(420,978)	37,458,226
Net investment income (loss)		27,929,552
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	338,332,404
Other affiliated issuers	(45,102,364)
Foreign currency transactions	119,297
Futures contracts	6,391,915
Total net realized gain (loss)		299,741,252
Change in net unrealized appreciation (depreciation) on: Investment securities	340,861,886
Assets and liabilities in foreign currencies	(28,286)
Futures contracts	91,405
Total change in net unrealized appreciation (depreciation)		340,925,005
Net gain (loss)		640,666,257
Net increase (decrease) in net assets resulting from operations		$ 668,595,809

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,929,552	$ 12,448,754
Net realized gain (loss)	299,741,252	388,400,199
Change in net unrealized appreciation (depreciation)	340,925,005	(189,066,056)
Net increase (decrease) in net assets resulting from operations	668,595,809	211,782,897
Distributions to shareholders from net investment income	(23,180,446)	(2,397,517)
Distributions to shareholders from net realized gain	(274,549,615)	(355,403,438)
Total distributions	(297,730,061)	(357,800,955)
Share transactions - net increase (decrease)	171,463,697	2,217,612,913
Total increase (decrease) in net assets	542,329,445	2,071,594,855

Net Assets
Beginning of period	5,026,184,418	2,954,589,563
End of period (including undistributed net investment income of $12,811,213 and undistributed net investment income of $9,455,513, respectively)	$ 5,568,513,863	$ 5,026,184,418

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Small Cap Opportunities

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 12.96	$ 13.55	$ 10.93	$ 11.22	$ 8.76
Income from Investment Operations
Net investment income (loss) B	.05	.02	.04	-H	-E,H
Net realized and unrealized gain (loss)	1.53	.77	3.20	(.17)	2.50
Total from investment operations	1.58	.79	3.24	(.17)	2.50
Distributions from net investment income	(.04)	-H	(.05)	-H	-F
Distributions from net realized gain	(.66)	(1.38)	(.57)	(.11)	(.04)F
Total distributions	(.71)K	(1.38)	(.62)	(.12)J	(.04)
Net asset value, end of period	$ 13.83	$ 12.96	$ 13.55	$ 10.93	$ 11.22
Total ReturnA	12.66%	6.29%	30.91%	(1.41)%	28.50%
Ratios to Average Net Assets C, G
Expenses before reductions	.77%	.82%	.98%	1.12%	1.10%
Expenses net of fee waivers, if any	.76%	.82%	.98%	1.12%	1.10%
Expenses net of all reductions	.76%	.82%	.96%	1.11%	1.09%
Net investment income (loss)	.41%	.19%	.30%	.04%	(.04)%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,647,013	$ 2,425,973	$ 1,602,664	$ 1,329,447	$ 1,415,570
Portfolio turnover rateD	59%	90%I	77%	66%	73%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.27) %.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.12 per share is comprised of distributions from net investment income of $.003 and distributions from net realized gain of $.113 per share.

K Total distributions of $.71 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $.664 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.04	$ 13.62	$ 10.99	$ 11.27	$ 8.79
Income from Investment Operations
Net investment income (loss) B	.08	.05	.06	.03	.02E
Net realized and unrealized gain (loss)	1.53	.77	3.21	(.18)	2.50
Total from investment operations	1.61	.82	3.27	(.15)	2.52
Distributions from net investment income	(.07)	(.01)	(.07)	(.01)	-F
Distributions from net realized gain	(.66)	(1.39)	(.57)	(.11)	(.04)F
Total distributions	(.73)	(1.40)	(.64)	(.13)I	(.04)
Net asset value, end of period	$ 13.92	$ 13.04	$ 13.62	$ 10.99	$ 11.27
Total ReturnA	12.87%	6.52%	31.09%	(1.23)%	28.74%
Ratios to Average Net Assets C, G
Expenses before reductions	.60%	.65%	.79%	.91%	.89%
Expenses net of fee waivers, if any	.60%	.65%	.79%	.91%	.89%
Expenses net of all reductions	.59%	.65%	.77%	.91%	.88%
Net investment income (loss)	.58%	.36%	.49%	.24%	.17%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,921,501	$ 2,600,212	$ 1,351,926	$ 923,975	$ 478,821
Portfolio turnover rateD	59%	90%H	77%	66%	73%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06) %.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.113 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager and, for shares of Series Small Cap Opportunities, FMR investment professionals. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Small Cap Opportunities and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to future transactions, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,145,896,165
Gross unrealized depreciation	(345,435,252)
Net unrealized appreciation (depreciation) on securities	$ 800,460,913

Tax Cost	$ 4,844,265,805

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 12,811,205
Undistributed long-term capital gain	$ 274,960,422
Net unrealized appreciation (depreciation) on securities and other investments	$ 800,421,010

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 111,703,354	$ 93,611,792
Long-term Capital Gains	186,026,707	264,189,163
Total	$ 297,730,061	$ 357,800,955

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $6,391,915 and a change in net unrealized appreciation (depreciation) of $91,405 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,123,618,646 and $3,373,569,732, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Small Cap Opportunities as compared to its benchmark index, the Russell 2000® Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Small Cap Opportunities. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Small Cap Opportunities	$ 4,422,763.17

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $130,902 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,049 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,824,526. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,576,483, including $66,216 from securities loaned to FCM.

Annual Report

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $345,810 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $443.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $22,755 and a portion of class-level operating expenses as follows:

Amount
Series Small Cap Opportunities	$ 51,970

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Series Small Cap Opportunities	$ 8,552,160	$ 562,708
Class F	14,628,286	1,834,809
Total	$ 23,180,446	$ 2,397,517
From net realized gain
Series Small Cap Opportunities	$ 131,736,083	$ 185,928,427
Class F	142,813,532	169,475,011
Total	$ 274,549,615	$ 355,403,438

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Series Small Cap Opportunities
Shares sold	28,483,380	88,985,520 A	$ 373,867,989	$ 1,176,045,095 A
Reinvestment of distributions	11,011,697	14,725,510	140,288,243	186,491,135
Shares redeemed	(35,222,232)	(34,876,222)	(467,728,523)	(465,134,933)
Net increase (decrease)	4,272,845	68,834,808	$ 46,427,709	$ 897,401,297

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Class F
Shares sold	42,361,309	112,573,524 A	$ 560,257,508	$ 1,499,078,862 A
Reinvestment of distributions	12,293,383	13,452,037	157,441,818	171,309,820
Shares redeemed	(44,064,466)	(25,924,826)	(592,663,338)	(350,177,066)
Net increase (decrease)	10,590,226	100,100,735	$ 125,035,988	$ 1,320,211,616

A Amount includes in-kind exchanges.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Small Cap Opportunities Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Small Cap Opportunities Fund, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010/2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-
present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities; and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series Small Cap Opportunities	09/14/2015	09/11/2015	$0.027	$0.677
Class F	09/14/2015	09/11/2015	$0.040	$0.677

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $295,810,485, or, if subsequently determined to be different, the net capital gain of such year.

Series Small Cap Opportunities designates 19% and 100%; and Class F designates 18% and 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Series Small Cap Opportunities designates 24% and 100%; and Class F designates 23% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2013, April 2013, October 2013, and September 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Series Small Cap Opportunities Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Series Small Cap Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SMO-ANN-0915
1.839807.108

Fidelity®

Series Real Estate Equity

Fund

Fidelity Series Real Estate Equity Fund

Class F

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Real Estate Equity Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Life of fund A
Fidelity® Series Real Estate Equity Fund	10.04%	14.63%
Class F	10.23%	14.85%

A From October 20, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Real Estate Equity Fund, a class of the fund, on October 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Samuel Wald: For the year, the fund's share classes fell short of the 11.29% return of our sector benchmark, the Dow Jones U.S. Select Real Estate Securities IndexSM. (For specific class-level results, please see the Performance section of this report.) Versus the benchmark, the fund was hampered by security selection in the retail and health care sectors. Among retail REITs, underweightings in General Growth Properties (GGP) and Macerich notably detracted. I initially avoided GGP, a sizable index constituent, because I thought other retail REITs offered better risk/reward characteristics. But in March I took advantage of GGP's weakness to add exposure here. We also lacked exposure to Macerich, another index component, for much of the period. I eventually did establish a position in the stock, as I saw more performance potential over the medium term. Elsewhere, hotel REIT Felcor Lodging Trust struggled as one of its large redevelopment projects encountered delays. The fund benefited from underweighting Host Hotels & Resorts, which lagged along with the hotel sector. Other positives included self-storage operator Extra Space Storage and apartment REIT Essex Property Trust. Lastly, stock picking in the industrial/office sector was beneficial, led by Alexandria Real Estate Equities, an owner of laboratory space.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Series Real Estate Equity	.75%
Actual		$ 1,000.00	$ 934.10	$ 3.60
HypotheticalA		$ 1,000.00	$ 1,021.08	$ 3.76
Class F	.59%
Actual		$ 1,000.00	$ 935.40	$ 2.83
HypotheticalA		$ 1,000.00	$ 1,021.87	$ 2.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	10.2	12.3
Boston Properties, Inc.	5.6	5.8
Essex Property Trust, Inc.	5.1	4.9
Public Storage	4.5	3.3
HCP, Inc.	4.4	5.1
SL Green Realty Corp.	4.2	4.5
UDR, Inc.	3.9	3.3
Alexandria Real Estate Equities, Inc.	3.8	3.8
Extra Space Storage, Inc.	3.4	3.3
Ventas, Inc.	3.3	2.6
	48.4
Top Five REIT Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	18.0	17.2
REITs - Office Property	16.6	15.9
REITs - Regional Malls	15.7	15.6
REITs - Health Care	11.4	11.5
REITs - Shopping Centers	9.4	9.4
Asset Allocation (% of fund's net assets)
As of July 31, 2015	As of January 31, 2015
Stocks 99.2%	Stocks 98.6%
Short-Term Investments and Net Other Assets (Liabilities) 0.8%	Short-Term Investments and Net Other Assets (Liabilities) 1.4%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 97.0%
REITs - Apartments - 18.0%
American Campus Communities, Inc.	569,500	$ 21,253,740
American Residential Properties, Inc.	203,200	3,759,200
AvalonBay Communities, Inc.	172,035	29,648,512
Camden Property Trust (SBI)	338,800	26,978,644
Equity Residential (SBI)	359,151	26,868,086
Essex Property Trust, Inc.	280,367	63,057,342
Mid-America Apartment Communities, Inc.	24,600	1,976,364
UDR, Inc.	1,415,000	47,841,150
TOTAL REITS - APARTMENTS		221,383,038
REITs - Diversified - 5.3%
Cousins Properties, Inc.	1,733,126	17,989,848
Digital Realty Trust, Inc.	336,800	21,646,136
Liberty Property Trust (SBI)	575,400	19,580,862
Vornado Realty Trust	66,100	6,448,055
TOTAL REITS - DIVERSIFIED		65,664,901
REITs - Health Care - 11.4%
Community Healthcare Trust, Inc.	59,800	1,128,426
HCP, Inc.	1,388,259	53,642,328
Health Care REIT, Inc.	230,849	16,013,995
Medical Properties Trust, Inc.	402,300	5,499,441
Sabra Health Care REIT, Inc.	493,913	13,508,521
Senior Housing Properties Trust (SBI)	597,400	10,317,098
Ventas, Inc.	599,137	40,196,101
TOTAL REITS - HEALTH CARE		140,305,910
REITs - Hotels - 6.4%
Ashford Hospitality Prime, Inc.	470,083	6,844,408
FelCor Lodging Trust, Inc.	2,954,013	27,649,562
Host Hotels & Resorts, Inc.	845,300	16,381,914
LaSalle Hotel Properties (SBI)	197,600	6,574,152
RLJ Lodging Trust	718,000	21,417,940
TOTAL REITS - HOTELS		78,867,976
REITs - Management/Investment - 0.3%
Weyerhaeuser Co.	109,900	3,372,831
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Manufactured Homes - 1.9%
Sun Communities, Inc.	331,555	$ 23,046,388
REITs - Office Property - 16.6%
Alexandria Real Estate Equities, Inc.	510,308	47,310,655
Boston Properties, Inc.	560,149	69,055,169
Mack-Cali Realty Corp.	861,900	17,961,996
Parkway Properties, Inc.	1,038,400	18,628,896
SL Green Realty Corp.	450,432	51,862,740
TOTAL REITS - OFFICE PROPERTY		204,819,456
REITs - Regional Malls - 15.7%
General Growth Properties, Inc.	826,800	22,439,352
Simon Property Group, Inc.	665,023	124,505,604
Taubman Centers, Inc.	359,422	26,884,766
The Macerich Co.	236,300	18,705,508
TOTAL REITS - REGIONAL MALLS		192,535,230
REITs - Shopping Centers - 9.4%
Cedar Shopping Centers, Inc.	1,640,990	10,994,633
Federal Realty Investment Trust (SBI)	283,552	38,787,078
Kite Realty Group Trust	421,950	11,139,480
Ramco-Gershenson Properties Trust (SBI)	475,300	8,051,582
Urban Edge Properties	1,496,550	32,130,929
WP Glimcher, Inc.	1,038,211	14,057,377
TOTAL REITS - SHOPPING CENTERS		115,161,079
REITs - Storage - 7.9%
Extra Space Storage, Inc.	561,300	41,266,776
Public Storage	270,887	55,580,595
TOTAL REITS - STORAGE		96,847,371
REITs - Warehouse/Industrial - 4.1%
DCT Industrial Trust, Inc.	870,975	30,275,091
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Warehouse/Industrial - continued
Prologis, Inc.	347,006	$ 14,091,914
Terreno Realty Corp.	297,700	6,242,769
TOTAL REITS - WAREHOUSE/INDUSTRIAL		50,609,774
TOTAL REAL ESTATE INVESTMENT TRUSTS		1,192,613,954
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.2%
Real Estate Operating Companies - 2.2%
Forest City Enterprises, Inc. Class A (a)	1,189,642	27,778,141
TOTAL COMMON STOCKS (Cost $1,023,936,484)		1,220,392,095
Money Market Funds - 0.5%

Fidelity Cash Central Fund, 0.17% (b) (Cost $5,663,318)	5,663,318	5,663,318
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $1,029,599,802)		1,226,055,413
NET OTHER ASSETS (LIABILITIES) - 0.3%		3,482,693
NET ASSETS - 100%		$ 1,229,538,106
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,841
Fidelity Securities Lending Cash Central Fund	50,964
Total	$ 65,805
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,023,936,484)	$ 1,220,392,095
Fidelity Central Funds (cost $5,663,318)	5,663,318
Total Investments (cost $1,029,599,802)		$ 1,226,055,413
Receivable for investments sold		7,453,321
Receivable for fund shares sold		18,877,259
Dividends receivable		232,985
Distributions receivable from Fidelity Central Funds		1,005
Other receivables		35,650
Total assets		1,252,655,633

Liabilities
Payable for investments purchased	$ 21,418,505
Payable for fund shares redeemed	999,201
Accrued management fee	547,572
Other affiliated payables	107,601
Other payables and accrued expenses	44,648
Total liabilities		23,117,527

Net Assets		$ 1,229,538,106
Net Assets consist of:
Paid in capital		$ 944,469,177
Undistributed net investment income		4,163,387
Accumulated undistributed net realized gain (loss) on investments		84,449,931
Net unrealized appreciation (depreciation) on investments		196,455,611
Net Assets		$ 1,229,538,106

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2015

Series Real Estate Equity: Net Asset Value, offering price and redemption price per share ($577,786,433 ÷ 40,733,215 shares)	$ 14.18

Class F: Net Asset Value, offering price and redemption price per share ($651,751,673 ÷ 45,936,475 shares)	$ 14.19

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2015

Investment Income
Dividends		$ 30,458,324
Income from Fidelity Central Funds		65,805
Total income		30,524,129

Expenses
Management fee	$ 6,878,733
Transfer agent fees	974,476
Accounting and security lending fees	406,085
Custodian fees and expenses	34,450
Independent trustees' compensation	5,279
Audit	50,940
Legal	2,989
Interest	3,448
Miscellaneous	8,733
Total expenses before reductions	8,365,133
Expense reductions	(128,767)	8,236,366
Net investment income (loss)		22,287,763
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		105,851,825
Change in net unrealized appreciation (depreciation) on investment securities		7,806,315
Net gain (loss)		113,658,140
Net increase (decrease) in net assets resulting from operations		$ 135,945,903

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,287,763	$ 21,695,094
Net realized gain (loss)	105,851,825	51,455,849
Change in net unrealized appreciation (depreciation)	7,806,315	71,304,807
Net increase (decrease) in net assets resulting from operations	135,945,903	144,455,750
Distributions to shareholders from net investment income	(22,136,162)	(19,187,861)
Distributions to shareholders from net realized gain	(71,866,191)	(29,660,377)
Total distributions	(94,002,353)	(48,848,238)
Share transactions - net increase (decrease)	(57,207,882)	124,245,341
Total increase (decrease) in net assets	(15,264,332)	219,852,853

Net Assets
Beginning of period	1,244,802,438	1,024,949,585
End of period (including undistributed net investment income of $4,163,387 and undistributed net investment income of $4,533,326, respectively)	$ 1,229,538,106	$ 1,244,802,438

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Real Estate Equity

Years ended July 31,	2015	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.85	$ 12.87	$ 12.39	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.24	.23	.18	.11
Net realized and unrealized gain (loss)	1.11	1.31	.78	2.38
Total from investment operations	1.35	1.54	.96	2.49
Distributions from net investment income	(.23)	(.21)	(.17)	(.08)
Distributions from net realized gain	(.79)	(.35)	(.31)	(.02)
Total distributions	(1.02)	(.56)	(.48)	(.10)
Net asset value, end of period	$ 14.18	$ 13.85	$ 12.87	$ 12.39
Total ReturnB, C	10.04%	12.72%	8.06%	25.03%
Ratios to Average Net Assets E, H
Expenses before reductions	.76%	.77%	.79%	.81%A
Expenses net of fee waivers, if any	.75%	.77%	.79%	.81%A
Expenses net of all reductions	.74%	.76%	.78%	.81%A
Net investment income (loss)	1.69%	1.84%	1.44%	1.27%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 577,786	$ 598,298	$ 531,188	$ 475,392
Portfolio turnover rateF	60%	69%	48%	40%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of long-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2015	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.86	$ 12.87	$ 12.39	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.26	.26	.21	.13
Net realized and unrealized gain (loss)	1.11	1.31	.78	2.37
Total from investment operations	1.37	1.57	.99	2.50
Distributions from net investment income	(.25)	(.23)	(.20)	(.09)
Distributions from net realized gain	(.79)	(.35)	(.31)	(.02)
Total distributions	(1.04)	(.58)	(.51)	(.11)
Net asset value, end of period	$ 14.19	$ 13.86	$ 12.87	$ 12.39
Total ReturnB, C	10.23%	13.01%	8.27%	25.16%
Ratios to Average Net Assets E, H
Expenses before reductions	.59%	.59%	.60%	.61%A
Expenses net of fee waivers, if any	.59%	.59%	.60%	.61%A
Expenses net of all reductions	.58%	.59%	.59%	.61%A
Net investment income (loss)	1.86%	2.02%	1.63%	1.47%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 651,752	$ 646,504	$ 493,761	$ 323,523
Portfolio turnover rateF	60%	69%	48%	40%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of long-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Series Real Estate Equity Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Real Estate Equity and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 219,335,385
Gross unrealized depreciation	(25,371,761)
Net unrealized appreciation (depreciation) on securities	$ 193,963,624

Tax Cost	$ 1,032,091,789

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,154,345
Undistributed long-term capital gain	$ 71,950,959
Net unrealized appreciation (depreciation) on securities and other investments	$ 193,963,624

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 23,076,953	$ 25,299,133
Long-term Capital Gains	70,925,400	23,549,105
Total	$ 94,002,353	$ 48,848,238

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $746,641,028 and $854,467,059, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Real Estate Equity. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Real Estate Equity	$ 974,476.17

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,709 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 30,168,667.34%		$ 3,448

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,837 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $50,964. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $111,029 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $4,697 and a portion of class-level operating expenses as follows:

Amount
Series Real Estate Equity	$ 13,041

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Series Real Estate Equity	$ 9,854,635	$ 9,282,647
Class F	12,281,527	9,905,214
Total	$ 22,136,162	$ 19,187,861
From net realized gain
Series Real Estate Equity	$ 34,110,116	$ 14,856,526
Class F	37,756,075	14,803,851
Total	$ 71,866,191	$ 29,660,377

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Series Real Estate Equity
Shares sold	5,563,053	12,135,298	$ 79,011,834	$ 155,920,114
Reinvestment of distributions	3,171,934	2,036,221	43,964,751	24,139,173
Shares redeemed	(11,198,553)	(12,260,138)	(163,372,510)	(160,457,152)
Net increase (decrease)	(2,463,566)	1,911,381	$ (40,395,925)	$ 19,602,135
Class F
Shares sold	8,500,030	17,886,060	$ 120,305,866	$ 232,091,231
Reinvestment of distributions	3,607,000	2,085,724	50,037,602	24,709,065
Shares redeemed	(12,831,072)	(11,669,575)	(187,155,425)	(152,157,090)
Net increase (decrease)	(724,042)	8,302,209	$ (16,811,957)	$ 104,643,206

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Equity Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Real Estate Equity Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Real Estate Equity Fund, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2011 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)
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Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company), Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for Alliance Bernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2011 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Equity Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series Real Estate Equity	9/14/15	9/11/15	$0.064	$0.983
Class F	9/14/15	9/11/15	$0.069	$0.983

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $91,377,682, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Fidelity Series Real Estate Equity Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Real Estate Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SLE-ANN-0915
1.930453.103

Fidelity®

Blue Chip Value

Fund

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past 6 months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Value Fund	12.52%	13.19%	4.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Sean Gavin: For the year, the fund substantially outpaced the 6.40% return of the benchmark Russell 1000® Value Index. (For specific results, please see the Performance section of this report.) The health care sector led the way versus the benchmark, as the fund received a boost from both my stock choices and decision to underweight this strong group. A non-benchmark stake in Teva Pharmaceuticals was a big contributor, as was health insurance provider Cigna, which in June agreed to be purchased for a premium by a larger competitor. This caused Cigna's stock to exceed my target price, and I sold the position soon afterwards. The fund's positioning also was helpful in the energy sector. That said, several of the fund's biggest individual detractors were energy stocks hampered by continued-low oil prices, including out-of-index holdings BW Offshore and Suncor Energy. Conversely, subpar stock picking in the media industry detracted, especially a position in Viacom. This non-benchmark stock continued to meet my valuation and quality criteria as of period end. However, it encountered a number of business challenges - all of them short term, in my view - that caused the stock to return roughly -25%. Currency effects also hurt performance, as a relatively strong U.S. dollar sapped the fund's non-U.S. investments, including Canada's Suncor. Of final note, a position in Internet search company Google was a meaningful contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Actual	.90%	$ 1,000.00	$ 1,065.00	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Teva Pharmaceutical Industries Ltd. sponsored ADR	4.5	3.9
JPMorgan Chase & Co.	3.6	2.8
Wells Fargo & Co.	3.4	3.2
Oracle Corp.	3.3	3.6
Johnson & Johnson	3.2	0.0
Berkshire Hathaway, Inc. Class B	3.1	3.4
Google, Inc. Class A	3.0	3.2
AutoZone, Inc.	2.7	2.8
EMC Corp.	2.6	2.9
Chevron Corp.	2.4	2.9
	31.8
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.0	26.4
Information Technology	18.9	19.8
Health Care	14.8	14.9
Consumer Discretionary	10.1	12.7
Energy	7.6	8.0
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 90.9%		Stocks 93.0%
	Short-Term Investments and Net Other Assets (Liabilities) 9.1%		Short-Term Investments and Net Other Assets (Liabilities) 7.0%
* Foreign investments	18.6%	** Foreign investments	22.3%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 90.9%
	Shares	Value
CONSUMER DISCRETIONARY - 10.1%
Automobiles - 1.2%
Harley-Davidson, Inc.	87,500	$ 5,101,250
Leisure Products - 0.8%
Mattel, Inc.	141,900	3,293,499
Media - 3.3%
Starz Series A (a)	115,300	4,663,885
Viacom, Inc. Class B (non-vtg.)	152,000	8,664,000
		13,327,885
Specialty Retail - 4.8%
AutoZone, Inc. (a)	15,700	11,004,758
Bed Bath & Beyond, Inc. (a)	63,200	4,122,536
GNC Holdings, Inc.	92,800	4,566,688
		19,693,982
TOTAL CONSUMER DISCRETIONARY		41,416,616
CONSUMER STAPLES - 3.9%
Beverages - 1.7%
C&C Group PLC	1,825,414	7,112,892
Food & Staples Retailing - 2.2%
Safeway, Inc.:
rights (a)	48,800	0
rights (a)	48,800	8,784
Tesco PLC	770,200	2,590,137
Wal-Mart Stores, Inc.	86,500	6,226,270
		8,825,191
TOTAL CONSUMER STAPLES		15,938,083
ENERGY - 7.6%
Energy Equipment & Services - 0.8%
BW Offshore Ltd.	5,203,200	3,121,238
Oil, Gas & Consumable Fuels - 6.8%
Chevron Corp.	111,735	9,886,313
Exxon Mobil Corp.	22,800	1,805,988
Marathon Petroleum Corp.	176,400	9,643,788
Suncor Energy, Inc.	242,300	6,825,196
		28,161,285
TOTAL ENERGY		31,282,523
Common Stocks - continued
	Shares	Value
FINANCIALS - 27.0%
Banks - 8.8%
JPMorgan Chase & Co.	216,716	$ 14,851,547
U.S. Bancorp	168,197	7,604,186
Wells Fargo & Co.	239,998	13,888,684
		36,344,417
Capital Markets - 2.3%
Fortress Investment Group LLC	624,100	4,268,844
The Blackstone Group LP	131,400	5,157,450
		9,426,294
Consumer Finance - 2.9%
Capital One Financial Corp.	77,533	6,303,433
Discover Financial Services	98,800	5,514,028
		11,817,461
Diversified Financial Services - 3.1%
Berkshire Hathaway, Inc. Class B (a)	90,700	12,946,518
Insurance - 6.8%
ACE Ltd.	55,400	6,025,858
Allstate Corp.	94,900	6,543,355
Prudential PLC	367,866	8,654,203
The Travelers Companies, Inc.	62,000	6,579,440
		27,802,856
Real Estate Investment Trusts - 3.1%
American Capital Agency Corp.	255,500	4,920,930
Annaly Capital Management, Inc.	784,200	7,802,790
		12,723,720
TOTAL FINANCIALS		111,061,266
HEALTH CARE - 14.8%
Biotechnology - 1.9%
Amgen, Inc.	45,500	8,034,845
Health Care Providers & Services - 3.1%
Express Scripts Holding Co. (a)	70,100	6,313,907
Laboratory Corp. of America Holdings (a)	50,200	6,389,958
		12,703,865
Pharmaceuticals - 9.8%
Johnson & Johnson	131,500	13,177,615
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Sanofi SA sponsored ADR	156,300	$ 8,438,637
Teva Pharmaceutical Industries Ltd. sponsored ADR	268,300	18,518,067
		40,134,319
TOTAL HEALTH CARE		60,873,029
INDUSTRIALS - 3.5%
Aerospace & Defense - 1.1%
United Technologies Corp.	45,100	4,523,981
Machinery - 2.4%
Deere & Co.	103,600	9,797,452
TOTAL INDUSTRIALS		14,321,433
INFORMATION TECHNOLOGY - 18.9%
Communications Equipment - 3.8%
Cisco Systems, Inc.	287,685	8,176,008
Harris Corp.	87,500	7,257,250
		15,433,258
Electronic Equipment & Components - 0.6%
Keysight Technologies, Inc. (a)	77,800	2,376,012
Internet Software & Services - 3.0%
Google, Inc. Class A (a)	18,900	12,426,750
IT Services - 3.2%
IBM Corp.	37,600	6,090,824
The Western Union Co.	352,800	7,140,672
		13,231,496
Software - 3.3%
Oracle Corp.	343,500	13,719,390
Technology Hardware, Storage & Peripherals - 5.0%
EMC Corp.	403,500	10,850,115
Samsung Electronics Co. Ltd.	9,705	9,862,805
		20,712,920
TOTAL INFORMATION TECHNOLOGY		77,899,826
Common Stocks - continued
	Shares	Value
MATERIALS - 3.1%
Chemicals - 3.1%
Agrium, Inc.	43,900	$ 4,491,203
CF Industries Holdings, Inc.	137,400	8,134,080
		12,625,283
UTILITIES - 2.0%
Electric Utilities - 2.0%
Exelon Corp.	260,100	8,346,609
TOTAL COMMON STOCKS (Cost $354,213,822)		373,764,668
Money Market Funds - 8.8%

Fidelity Cash Central Fund, 0.17% (b) (Cost $36,019,324)	36,019,324	36,019,324
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $390,233,146)		409,783,992
NET OTHER ASSETS (LIABILITIES) - 0.3%		1,184,467
NET ASSETS - 100%		$ 410,968,459
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,301
Fidelity Securities Lending Cash Central Fund	13,385
Total	$ 40,686
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 41,416,616	$ 41,416,616	$ -	$ -
Consumer Staples	15,938,083	13,339,162	2,590,137	8,784
Energy	31,282,523	31,282,523	-	-
Financials	111,061,266	102,407,063	8,654,203	-
Health Care	60,873,029	60,873,029	-	-
Industrials	14,321,433	14,321,433	-	-
Information Technology	77,899,826	77,899,826	-	-
Materials	12,625,283	12,625,283	-	-
Utilities	8,346,609	8,346,609	-	-
Money Market Funds	36,019,324	36,019,324	-	-
Total Investments in Securities:	$ 409,783,992	$ 398,530,868	$ 11,244,340	$ 8,784
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	81.4%
Israel	4.5%
Canada	2.8%
United Kingdom	2.8%
Korea (South)	2.4%
France	2.1%
Ireland	1.7%
Switzerland	1.5%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $354,213,822)	$ 373,764,668
Fidelity Central Funds (cost $36,019,324)	36,019,324
Total Investments (cost $390,233,146)		$ 409,783,992
Receivable for investments sold		1,445,447
Receivable for fund shares sold		1,803,267
Dividends receivable		215,977
Distributions receivable from Fidelity Central Funds		4,933
Other receivables		1,275
Total assets		413,254,891

Liabilities
Payable for investments purchased	$ 1,732,733
Payable for fund shares redeemed	188,166
Accrued management fee	234,843
Other affiliated payables	81,000
Other payables and accrued expenses	49,690
Total liabilities		2,286,432

Net Assets		$ 410,968,459
Net Assets consist of:
Paid in capital		$ 457,305,206
Undistributed net investment income		4,925,285
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(70,812,735)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,550,703
Net Assets, for 24,339,531 shares outstanding		$ 410,968,459

Net Asset Value, offering price and redemption price per share ($410,968,459 ÷ 24,339,531 shares)		$ 16.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Year ended July 31, 2015
Investment Income
Dividends		$ 7,765,315
Special dividends		2,866,372
Interest		5
Income from Fidelity Central Funds		40,686
Total income		10,672,378

Expenses
Management fee
Basic fee	$ 1,972,751
Performance adjustment	(31,422)
Transfer agent fees	757,834
Accounting and security lending fees	140,088
Custodian fees and expenses	13,800
Independent trustees' compensation	1,496
Registration fees	30,108
Audit	60,160
Legal	1,343
Miscellaneous	2,274
Total expenses before reductions	2,948,432
Expense reductions	(11,827)	2,936,605
Net investment income (loss)		7,735,773
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	31,049,097
Foreign currency transactions	(34,641)
Futures contracts	6,346
Total net realized gain (loss)		31,020,802
Change in net unrealized appreciation (depreciation) on: Investment securities	2,266,553
Assets and liabilities in foreign currencies	(128)
Total change in net unrealized appreciation (depreciation)		2,266,425
Net gain (loss)		33,287,227
Net increase (decrease) in net assets resulting from operations		$ 41,023,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,735,773	$ 4,422,152
Net realized gain (loss)	31,020,802	49,264,536
Change in net unrealized appreciation (depreciation)	2,266,425	(4,025,531)
Net increase (decrease) in net assets resulting from operations	41,023,000	49,661,157
Distributions to shareholders from net investment income	(4,830,518)	(2,139,474)
Share transactions
Proceeds from sales of shares	115,913,276	137,673,635
Reinvestment of distributions	4,701,954	2,081,150
Cost of shares redeemed	(75,665,221)	(139,310,785)
Net increase (decrease) in net assets resulting from share transactions	44,950,009	444,000
Total increase (decrease) in net assets	81,142,491	47,965,683

Net Assets
Beginning of period	329,825,968	281,860,285
End of period (including undistributed net investment income of $4,925,285 and undistributed net investment income of $2,682,966, respectively)	$ 410,968,459	$ 329,825,968
Other Information Shares
Sold	7,061,079	9,827,800
Issued in reinvestment of distributions	302,238	150,333
Redeemed	(4,693,685)	(9,464,241)
Net increase (decrease)	2,669,632	513,892

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.22	$ 13.32	$ 10.26	$ 10.86	$ 9.82
Income from Investment Operations
Net investment income (loss) B	.35 E	.18	.18	.18	.14
Net realized and unrealized gain (loss)	1.54	1.81	3.17	(.62)	1.04
Total from investment operations	1.89	1.99	3.35	(.44)	1.18
Distributions from net investment income	(.23)	(.09)	(.29)	(.16)	(.14)
Distributions from net realized gain	-	-	-	-	(.01)
Total distributions	(.23)	(.09)	(.29)	(.16)	(.14) H
Net asset value, end of period	$ 16.88	$ 15.22	$ 13.32	$ 10.26	$ 10.86
Total ReturnA	12.52%	14.99%	33.33%	(3.95)%	12.14%
Ratios to Average Net Assets C, F
Expenses before reductions	.82%	.66%	.64%	.77%	.75%
Expenses net of fee waivers, if any	.82%	.66%	.64%	.77%	.75%
Expenses net of all reductions	.82%	.66%	.62%	.76%	.74%
Net investment income (loss)	2.15% E	1.28%	1.58%	1.76%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 410,968	$ 329,826	$ 281,860	$ 238,132	$ 433,047
Portfolio turnover rate D	138%	102% G	88%	102%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.35%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $.14 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

& Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 34,483,620
Gross unrealized depreciation	(17,791,185)
Net unrealized appreciation (depreciation) on securities	$ 16,692,435

Tax Cost	$ 393,091,557

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,925,285
Capital loss carryforward	$ (67,954,324)
Net unrealized appreciation (depreciation) on securities and other investments	$ 16,692,292

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (12,454,196)
2018	(55,500,128)
Total capital loss carryforward	$ (67,954,324)

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 4,830,518	$ 2,139,474

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $6,346 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $498,364,266 and $470,758,730, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .54% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,030 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $514 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $13,385. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,080 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $304.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $1,537 and a portion of class-level operating expenses in the amount of $7,906.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)
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Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for Alliance Bernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010/2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund designates 100% and 96% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2014.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Blue Chip Value Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
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Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

BCV-UANN-0915
1.789709.112

Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	9.54%	14.68%	7.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund, a class of the fund, on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Ramona Persaud: For the year, the fund's share classes underperformed the benchmark S&P 500®. (For specific class-level results, please see the Performance section of this report.) Versus the benchmark, stock picking in materials and information technology hurt performance, as did positioning in consumer discretionary and the fund's cash position, the latter of which detracted in an up market. While both security selection and an underweighting in the lagging energy sector were relative contributors overall, an overweighting in integrated-oil giant Chevron, one of the fund's largest holdings, proved the fund's largest individual detractor. Its shares suffered along with the entire sector as energy prices collapsed. Overall, the fund's foreign investments were a plus versus the benchmark, despite the continued rise of the U.S. dollar. Included was a non-benchmark stake in European telecom and media company Altice, the fund's top individual contributor. Shares of Luxembourg-based Altice rose on news of acquisitions in Portugal and France.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Dividend Growth	.69%
Actual		$ 1,000.00	$ 1,063.30	$ 3.53
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.46
Class K	.58%
Actual		$ 1,000.00	$ 1,063.90	$ 2.97
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 2.91

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.7	4.4
JPMorgan Chase & Co.	2.9	1.8
General Electric Co.	2.6	1.8
Johnson & Johnson	2.6	2.4
Wells Fargo & Co.	2.5	2.1
Google, Inc. Class C	2.5	2.3
Microsoft Corp.	2.5	2.6
Exxon Mobil Corp.	2.3	1.9
CVS Health Corp.	2.3	1.4
Medtronic PLC	2.0	2.0
	26.9
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.3	21.5
Financials	17.3	14.0
Health Care	15.2	17.0
Consumer Staples	12.0	11.7
Industrials	9.6	7.7
Asset Allocation (% of fund's net assets)
As of July 31, 2015 *		As of January 31, 2015 **
	Stocks 97.5%		Stocks 97.2%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 2.4%		Short-Term Investments and Net Other Assets (Liabilities) 2.7%
* Foreign investments	15.5%	** Foreign investments	17.0%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.2%
Diversified Consumer Services - 0.6%
H&R Block, Inc.	1,512,420	$ 50,348
Hotels, Restaurants & Leisure - 1.1%
Las Vegas Sands Corp.	390,400	21,878
Wyndham Worldwide Corp.	831,491	68,615
		90,493
Leisure Products - 0.3%
Vista Outdoor, Inc. (a)	438,400	20,679
Media - 2.6%
Altice SA (a)	506,500	63,970
Comcast Corp. Class A	2,482,696	154,945
		218,915
Multiline Retail - 1.9%
Dillard's, Inc. Class A	559,900	57,043
Target Corp.	1,298,600	106,290
		163,333
Specialty Retail - 1.9%
AutoZone, Inc. (a)	109,500	76,753
Foot Locker, Inc.	1,229,479	86,740
		163,493
Textiles, Apparel & Luxury Goods - 0.8%
Fossil Group, Inc. (a)	316,000	21,725
VF Corp.	583,100	44,951
		66,676
TOTAL CONSUMER DISCRETIONARY		773,937
CONSUMER STAPLES - 12.0%
Beverages - 3.7%
Constellation Brands, Inc. Class A (sub. vtg.)	438,200	52,593
Dr. Pepper Snapple Group, Inc.	482,108	38,675
PepsiCo, Inc.	1,008,100	97,130
The Coca-Cola Co.	2,936,038	120,612
		309,010
Food & Staples Retailing - 4.2%
CVS Health Corp.	1,676,300	188,533
Kroger Co.	933,418	36,627
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	489,201	$ 23,325
Walgreens Boots Alliance, Inc.	1,077,636	104,132
		352,617
Food Products - 0.5%
Greencore Group PLC	6,474,677	31,992
Hilton Food Group PLC	1,939,205	13,340
		45,332
Household Products - 1.8%
Energizer Holdings, Inc.	154,300	5,942
Procter & Gamble Co.	1,912,600	146,696
		152,638
Personal Products - 0.2%
Edgewell Personal Care Co. (a)	154,300	14,768
Tobacco - 1.6%
British American Tobacco PLC (United Kingdom)	541,303	32,140
Imperial Tobacco Group PLC	822,622	43,228
Japan Tobacco, Inc.	1,532,800	59,532
		134,900
TOTAL CONSUMER STAPLES		1,009,265
ENERGY - 7.2%
Energy Equipment & Services - 0.0%
Aspen Aerogels, Inc. (a)	587,999	3,875
Oil, Gas & Consumable Fuels - 7.2%
Chevron Corp.	1,827,300	161,680
Columbia Pipeline Group, Inc.	1,146,600	33,458
Emerald Oil, Inc. warrants 2/4/16 (a)	8,559	0
EQT Midstream Partners LP	248,000	19,537
Exxon Mobil Corp.	2,424,497	192,044
Imperial Oil Ltd.	816,200	30,199
Kinder Morgan, Inc.	2,231,100	77,285
Northern Oil & Gas, Inc. (a)	1,037,290	4,938
PrairieSky Royalty Ltd. (d)	971,100	19,937
Suncor Energy, Inc.	2,306,200	64,962
		604,040
TOTAL ENERGY		607,915
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 17.3%
Banks - 11.5%
Bank of America Corp.	8,043,817	$ 143,823
Citigroup, Inc.	2,279,961	133,287
JPMorgan Chase & Co.	3,539,635	242,571
PacWest Bancorp	1,236,200	57,224
SunTrust Banks, Inc.	1,316,300	58,365
U.S. Bancorp	2,678,069	121,075
Wells Fargo & Co.	3,613,193	209,095
		965,440
Capital Markets - 1.8%
Ameriprise Financial, Inc.	485,600	61,025
Diamond Hill Investment Group, Inc.	47,038	9,054
Franklin Resources, Inc.	437,400	19,924
The Blackstone Group LP	1,646,084	64,609
		154,612
Consumer Finance - 1.1%
Capital One Financial Corp.	1,193,567	97,037
Imperial Holdings, Inc. warrants 4/11/19	48,012	10
		97,047
Diversified Financial Services - 1.2%
McGraw Hill Financial, Inc.	965,827	98,273
Insurance - 1.1%
MetLife, Inc.	884,100	49,280
The Chubb Corp.	322,800	40,134
		89,414
Real Estate Investment Trusts - 0.6%
American Tower Corp.	519,100	49,372
TOTAL FINANCIALS		1,454,158
HEALTH CARE - 15.2%
Biotechnology - 1.3%
Amgen, Inc.	612,410	108,145
Health Care Equipment & Supplies - 2.8%
Medtronic PLC	2,130,103	166,979
The Cooper Companies, Inc.	358,484	63,452
		230,431
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - 1.8%
Cardinal Health, Inc.	789,503	$ 67,092
McKesson Corp.	396,058	87,359
		154,451
Health Care Technology - 0.2%
CompuGroup Medical AG	535,522	16,912
Pharmaceuticals - 9.1%
AbbVie, Inc.	1,437,300	100,625
Allergan PLC (a)	361,900	119,843
Astellas Pharma, Inc.	2,833,000	42,677
Johnson & Johnson	2,165,943	217,049
Sanofi SA sponsored ADR	1,269,900	68,562
Shire PLC	1,026,500	91,252
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,843,900	127,266
		767,274
TOTAL HEALTH CARE		1,277,213
INDUSTRIALS - 9.6%
Aerospace & Defense - 2.5%
The Boeing Co.	872,900	125,846
United Technologies Corp.	871,766	87,447
		213,293
Air Freight & Logistics - 0.8%
FedEx Corp.	371,952	63,760
Construction & Engineering - 0.1%
Astaldi SpA	658,500	6,335
Electrical Equipment - 0.7%
BWX Technologies, Inc.	2,487,600	61,095
Industrial Conglomerates - 4.4%
Danaher Corp.	986,292	90,305
General Electric Co.	8,575,500	223,821
Roper Industries, Inc.	336,044	56,210
		370,336
Machinery - 0.8%
Deere & Co.	725,300	68,592
Road & Rail - 0.3%
CSX Corp.	829,700	25,953
TOTAL INDUSTRIALS		809,364
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 23.3%
Communications Equipment - 3.2%
Cisco Systems, Inc.	4,609,986	$ 131,016
QUALCOMM, Inc.	2,161,983	139,210
		270,226
Electronic Equipment & Components - 0.9%
TE Connectivity Ltd.	1,178,294	71,782
Internet Software & Services - 2.5%
Google, Inc. Class C	333,206	208,457
IT Services - 3.7%
ASAC II LP (a)(e)	2,514,134	43,673
Fidelity National Information Services, Inc.	1,007,950	65,950
IBM Corp.	771,800	125,024
Leidos Holdings, Inc.	421,100	17,181
Science Applications International Corp.	241,500	12,964
Total System Services, Inc.	1,059,500	48,970
		313,762
Software - 5.4%
Activision Blizzard, Inc.	1,709,717	44,094
Micro Focus International PLC	1,907,363	41,641
Microsoft Corp.	4,447,716	207,708
Oracle Corp.	4,072,160	162,642
		456,085
Technology Hardware, Storage & Peripherals - 7.6%
Apple, Inc.	3,236,218	392,557
EMC Corp.	4,270,300	114,828
Hewlett-Packard Co.	2,616,800	79,865
Samsung Electronics Co. Ltd.	19,759	20,080
Western Digital Corp.	369,400	31,791
		639,121
TOTAL INFORMATION TECHNOLOGY		1,959,433
MATERIALS - 2.8%
Chemicals - 2.5%
CF Industries Holdings, Inc.	1,266,900	75,000
LyondellBasell Industries NV Class A	603,500	56,626
Monsanto Co.	415,700	42,356
Potash Corp. of Saskatchewan, Inc.	1,412,000	38,413
		212,395
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - 0.3%
Ball Corp.	360,100	$ 24,429
TOTAL MATERIALS		236,824
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.	885,500	30,762
Wireless Telecommunication Services - 0.6%
Vodafone Group PLC sponsored ADR	1,303,400	49,242
TOTAL TELECOMMUNICATION SERVICES		80,004
TOTAL COMMON STOCKS (Cost $6,728,369)		8,208,113
Convertible Bonds - 0.1%
Principal Amount (000s)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $7,356)	$ 7,356	6,527
Money Market Funds - 2.9%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	224,911,560	224,912
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	21,483,522	21,484
TOTAL MONEY MARKET FUNDS (Cost $246,396)		246,396
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $6,982,121)		8,461,036
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(44,651)
NET ASSETS - 100%		$ 8,416,385
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $43,673,000 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$ 25,141
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 323
Fidelity Securities Lending Cash Central Fund	593
Total	$ 916
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
TAG Oil Ltd.	$ 7,147	$ -	$ 4,852	$ -	$ -
TAG Oil Ltd. (144A)	337	-	195	-	-
Total	$ 7,484	$ -	$ 5,047	$ -	$ -
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 773,937	$ 773,937	$ -	$ -
Consumer Staples	1,009,265	977,125	32,140	-
Energy	607,915	607,915	-	-
Financials	1,454,158	1,454,148	10	-
Health Care	1,277,213	1,185,961	91,252	-
Industrials	809,364	809,364	-	-
Information Technology	1,959,433	1,915,760	-	43,673
Materials	236,824	236,824	-	-
Telecommunication Services	80,004	80,004	-	-
Corporate Bonds	6,527	-	6,527	-
Money Market Funds	246,396	246,396	-	-
Total Investments in Securities:	$ 8,461,036	$ 8,287,434	$ 129,929	$ 43,673

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 113,833
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	84.5%
Ireland	3.8%
United Kingdom	2.1%
Canada	1.8%
Israel	1.8%
Japan	1.2%
Bailiwick of Jersey	1.1%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $20,025) - See accompanying schedule: Unaffiliated issuers (cost $6,735,725)	$ 8,214,640
Fidelity Central Funds (cost $246,396)	246,396
Total Investments (cost $6,982,121)		$ 8,461,036
Cash		49
Foreign currency held at value (cost $443)		442
Receivable for investments sold		7,919
Receivable for fund shares sold		2,792
Dividends receivable		8,793
Interest receivable		94
Distributions receivable from Fidelity Central Funds		73
Other receivables		524
Total assets		8,481,722

Liabilities
Payable for investments purchased	$ 30,929
Payable for fund shares redeemed	7,364
Accrued management fee	3,908
Other affiliated payables	1,062
Other payables and accrued expenses	590
Collateral on securities loaned, at value	21,484
Total liabilities		65,337

Net Assets		$ 8,416,385
Net Assets consist of:
Paid in capital		$ 6,351,250
Undistributed net investment income		65,329
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		520,911
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,478,895
Net Assets		$ 8,416,385

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2015

Dividend Growth: Net Asset Value, offering price and redemption price per share ($6,474,163 ÷ 187,859 shares)	$ 34.46

Class K: Net Asset Value, offering price and redemption price per share ($1,942,222 ÷ 56,374 shares)	$ 34.45

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2015

Investment Income
Dividends		$ 181,071
Interest		221
Income from Fidelity Central Funds		916
Total income		182,208

Expenses
Management fee
Basic fee	$ 47,458
Performance adjustment	(4,090)
Transfer agent fees	11,763
Accounting and security lending fees	1,243
Custodian fees and expenses	165
Independent trustees' compensation	38
Registration fees	72
Audit	84
Legal	33
Miscellaneous	59
Total expenses before reductions	56,825
Expense reductions	(391)	56,434
Net investment income (loss)		125,774
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	780,232
Other affiliated issuers	(12,370)
Foreign currency transactions	6
Futures contracts	61
Total net realized gain (loss)		767,929
Change in net unrealized appreciation (depreciation) on: Investment securities	(102,141)
Assets and liabilities in foreign currencies	5
Futures contracts	(38)
Total change in net unrealized appreciation (depreciation)		(102,174)
Net gain (loss)		665,755
Net increase (decrease) in net assets resulting from operations		$ 791,529

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 125,774	$ 135,648
Net realized gain (loss)	767,929	1,400,831
Change in net unrealized appreciation (depreciation)	(102,174)	(186,688)
Net increase (decrease) in net assets resulting from operations	791,529	1,349,791
Distributions to shareholders from net investment income	(124,133)	(90,956)
Distributions to shareholders from net realized gain	(1,267,766)	(759,327)
Total distributions	(1,391,899)	(850,283)
Share transactions - net increase (decrease)	479,167	(233,820)
Total increase (decrease) in net assets	(121,203)	265,688

Net Assets
Beginning of period	8,537,588	8,271,900
End of period (including undistributed net investment income of $65,329 and undistributed net investment income of $74,179, respectively)	$ 8,416,385	$ 8,537,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 37.27	$ 35.33	$ 28.61	$ 28.96	$ 23.84
Income from Investment Operations
Net investment income (loss)B	.49	.56	.40	.20	.12
Net realized and unrealized gain (loss)	2.71	4.98	7.12	(.41)	5.23
Total from investment operations	3.20	5.54	7.52	(.21)	5.35
Distributions from net investment income	(.51)	(.37)	(.30)	(.12)	(.15)
Distributions from net realized gain	(5.49)	(3.23)	(.50)	(.02)	(.08)
Total distributions	(6.01) G	(3.60)	(.80)	(.14)	(.23)
Net asset value, end of period	$ 34.46	$ 37.27	$ 35.33	$ 28.61	$ 28.96
Total Return A	9.54%	17.30%	26.83%	(.67)%	22.57%
Ratios to Average Net AssetsC, E
Expenses before reductions	.69%	.56%	.63%	.91%	.93%
Expenses net of fee waivers, if any	.68%	.56%	.63%	.91%	.93%
Expenses net of all reductions	.68%	.56%	.62%	.91%	.93%
Net investment income (loss)	1.43%	1.58%	1.26%	.75%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 6,474	$ 6,481	$ 6,633	$ 5,905	$ 9,309
Portfolio turnover rate D	64%	99%	69%	63% F	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Total distributions of $6.01 per share is comprised of distributions from net investment income of $.512 and distributions from net realized gain of $5.493 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 37.27	$ 35.34	$ 28.62	$ 28.98	$ 23.86
Income from Investment Operations
Net investment income (loss)B	.53	.60	.45	.25	.17
Net realized and unrealized gain (loss)	2.70	4.97	7.12	(.43)	5.22
Total from investment operations	3.23	5.57	7.57	(.18)	5.39
Distributions from net investment income	(.56)	(.42)	(.35)	(.17)	(.20)
Distributions from net realized gain	(5.49)	(3.23)	(.50)	(.02)	(.08)
Total distributions	(6.05)	(3.64) I	(.85)	(.18) H	(.27) G
Net asset value, end of period	$ 34.45	$ 37.27	$ 35.34	$ 28.62	$ 28.98
Total Return A	9.65%	17.44%	27.04%	(.52)%	22.79%
Ratios to Average Net AssetsC, E
Expenses before reductions	.57%	.44%	.48%	.75%	.78%
Expenses net of fee waivers, if any	.57%	.43%	.48%	.75%	.78%
Expenses net of all reductions	.57%	.43%	.47%	.75%	.77%
Net investment income (loss)	1.54%	1.70%	1.41%	.91%	.60%
Supplemental Data
Net assets, end of period (in millions)	$ 1,942	$ 2,057	$ 1,639	$ 1,221	$ 634
Portfolio turnover rate D	64%	99%	69%	63% F	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Total distributions of $.27 per share is comprised of distributions from net investment income of $.197 and distributions from net realized gain of $.077 per share.

H Total distributions of $.18 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.015 per share.

I Total distributions of $3.64 per share is comprised of distributions from net investment income of $.419 and distributions from net realized gain of $3.225 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,734,617
Gross unrealized depreciation	(262,113)
Net unrealized appreciation (depreciation) on securities	$ 1,472,503

Tax Cost	$ 6,988,532

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 69,735
Undistributed long-term capital gain	$ 523,374
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,472,497

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 247,357	$ 309,025
Long-term Capital Gains	1,144,542	541,258
Total	$ 1,391,899	$ 850,283

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $61 and a change in net unrealized appreciation (depreciation) of $(38) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,390,300 and $6,115,911, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Dividend Growth	$ 10,782.16
Class K	981.05
	$ 11,763

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $85 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $593. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $191 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $34 and a portion of class-level operating expenses as follows:

Amount
Dividend Growth	$ 165

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Dividend Growth	$ 92,079	$ 70,700
Class K	32,054	20,256
Total	$ 124,133	$ 90,956
From net realized gain
Dividend Growth	$ 962,404	$ 606,886
Class K	305,362	152,441
Total	$ 1,267,766	$ 759,327

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Dividend Growth
Shares sold	10,859	11,713	$ 370,250	$ 413,381
Reinvestment of distributions	30,298	19,201	1,009,516	630,027
Shares redeemed	(27,183)	(44,744)	(929,933)	(1,586,974)
Net increase (decrease)	13,974	(13,830)	$ 449,833	$ (543,566)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Class K
Shares sold	9,521	14,508	$ 325,624	$ 525,067
Reinvestment of distributions	10,135	5,265	337,416	172,697
Shares redeemed	(18,467)	(10,980)	(633,706)	(388,018)
Net increase (decrease)	1,189	8,793	$ 29,334	$ 309,746

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 23, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)
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Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Dividend Growth	9/14/15	9/11/15	$0.267	$2.186

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015 $691,972,023, or, if subsequently determined to be different, the net capital gain of such year.

Dividend Growth designates 43% and 72% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Dividend Growth designates 60% and 86% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Dividend Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC).

FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

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DGF-UANN-0915
1.789245.112

Fidelity®

Dividend Growth

Fund -

Class K

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K A	9.65%	14.85%	7.51%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Dividend Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund - Class K on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Ramona Persaud: For the year, the fund's share classes underperformed the benchmark S&P 500®. (For specific class-level results, please see the Performance section of this report.) Versus the benchmark, stock picking in materials and information technology hurt performance, as did positioning in consumer discretionary and the fund's cash position, the latter of which detracted in an up market. While both security selection and an underweighting in the lagging energy sector were relative contributors overall, an overweighting in integrated-oil giant Chevron, one of the fund's largest holdings, proved the fund's largest individual detractor. Its shares suffered along with the entire sector as energy prices collapsed. Overall, the fund's foreign investments were a plus versus the benchmark, despite the continued rise of the U.S. dollar. Included was a non-benchmark stake in European telecom and media company Altice, the fund's top individual contributor. Shares of Luxembourg-based Altice rose on news of acquisitions in Portugal and France.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Dividend Growth	.69%
Actual		$ 1,000.00	$ 1,063.30	$ 3.53
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.46
Class K	.58%
Actual		$ 1,000.00	$ 1,063.90	$ 2.97
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 2.91

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.7	4.4
JPMorgan Chase & Co.	2.9	1.8
General Electric Co.	2.6	1.8
Johnson & Johnson	2.6	2.4
Wells Fargo & Co.	2.5	2.1
Google, Inc. Class C	2.5	2.3
Microsoft Corp.	2.5	2.6
Exxon Mobil Corp.	2.3	1.9
CVS Health Corp.	2.3	1.4
Medtronic PLC	2.0	2.0
	26.9
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.3	21.5
Financials	17.3	14.0
Health Care	15.2	17.0
Consumer Staples	12.0	11.7
Industrials	9.6	7.7
Asset Allocation (% of fund's net assets)
As of July 31, 2015 *		As of January 31, 2015 **
	Stocks 97.5%		Stocks 97.2%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 2.4%		Short-Term Investments and Net Other Assets (Liabilities) 2.7%
* Foreign investments	15.5%	** Foreign investments	17.0%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.2%
Diversified Consumer Services - 0.6%
H&R Block, Inc.	1,512,420	$ 50,348
Hotels, Restaurants & Leisure - 1.1%
Las Vegas Sands Corp.	390,400	21,878
Wyndham Worldwide Corp.	831,491	68,615
		90,493
Leisure Products - 0.3%
Vista Outdoor, Inc. (a)	438,400	20,679
Media - 2.6%
Altice SA (a)	506,500	63,970
Comcast Corp. Class A	2,482,696	154,945
		218,915
Multiline Retail - 1.9%
Dillard's, Inc. Class A	559,900	57,043
Target Corp.	1,298,600	106,290
		163,333
Specialty Retail - 1.9%
AutoZone, Inc. (a)	109,500	76,753
Foot Locker, Inc.	1,229,479	86,740
		163,493
Textiles, Apparel & Luxury Goods - 0.8%
Fossil Group, Inc. (a)	316,000	21,725
VF Corp.	583,100	44,951
		66,676
TOTAL CONSUMER DISCRETIONARY		773,937
CONSUMER STAPLES - 12.0%
Beverages - 3.7%
Constellation Brands, Inc. Class A (sub. vtg.)	438,200	52,593
Dr. Pepper Snapple Group, Inc.	482,108	38,675
PepsiCo, Inc.	1,008,100	97,130
The Coca-Cola Co.	2,936,038	120,612
		309,010
Food & Staples Retailing - 4.2%
CVS Health Corp.	1,676,300	188,533
Kroger Co.	933,418	36,627
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	489,201	$ 23,325
Walgreens Boots Alliance, Inc.	1,077,636	104,132
		352,617
Food Products - 0.5%
Greencore Group PLC	6,474,677	31,992
Hilton Food Group PLC	1,939,205	13,340
		45,332
Household Products - 1.8%
Energizer Holdings, Inc.	154,300	5,942
Procter & Gamble Co.	1,912,600	146,696
		152,638
Personal Products - 0.2%
Edgewell Personal Care Co. (a)	154,300	14,768
Tobacco - 1.6%
British American Tobacco PLC (United Kingdom)	541,303	32,140
Imperial Tobacco Group PLC	822,622	43,228
Japan Tobacco, Inc.	1,532,800	59,532
		134,900
TOTAL CONSUMER STAPLES		1,009,265
ENERGY - 7.2%
Energy Equipment & Services - 0.0%
Aspen Aerogels, Inc. (a)	587,999	3,875
Oil, Gas & Consumable Fuels - 7.2%
Chevron Corp.	1,827,300	161,680
Columbia Pipeline Group, Inc.	1,146,600	33,458
Emerald Oil, Inc. warrants 2/4/16 (a)	8,559	0
EQT Midstream Partners LP	248,000	19,537
Exxon Mobil Corp.	2,424,497	192,044
Imperial Oil Ltd.	816,200	30,199
Kinder Morgan, Inc.	2,231,100	77,285
Northern Oil & Gas, Inc. (a)	1,037,290	4,938
PrairieSky Royalty Ltd. (d)	971,100	19,937
Suncor Energy, Inc.	2,306,200	64,962
		604,040
TOTAL ENERGY		607,915
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 17.3%
Banks - 11.5%
Bank of America Corp.	8,043,817	$ 143,823
Citigroup, Inc.	2,279,961	133,287
JPMorgan Chase & Co.	3,539,635	242,571
PacWest Bancorp	1,236,200	57,224
SunTrust Banks, Inc.	1,316,300	58,365
U.S. Bancorp	2,678,069	121,075
Wells Fargo & Co.	3,613,193	209,095
		965,440
Capital Markets - 1.8%
Ameriprise Financial, Inc.	485,600	61,025
Diamond Hill Investment Group, Inc.	47,038	9,054
Franklin Resources, Inc.	437,400	19,924
The Blackstone Group LP	1,646,084	64,609
		154,612
Consumer Finance - 1.1%
Capital One Financial Corp.	1,193,567	97,037
Imperial Holdings, Inc. warrants 4/11/19	48,012	10
		97,047
Diversified Financial Services - 1.2%
McGraw Hill Financial, Inc.	965,827	98,273
Insurance - 1.1%
MetLife, Inc.	884,100	49,280
The Chubb Corp.	322,800	40,134
		89,414
Real Estate Investment Trusts - 0.6%
American Tower Corp.	519,100	49,372
TOTAL FINANCIALS		1,454,158
HEALTH CARE - 15.2%
Biotechnology - 1.3%
Amgen, Inc.	612,410	108,145
Health Care Equipment & Supplies - 2.8%
Medtronic PLC	2,130,103	166,979
The Cooper Companies, Inc.	358,484	63,452
		230,431
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - 1.8%
Cardinal Health, Inc.	789,503	$ 67,092
McKesson Corp.	396,058	87,359
		154,451
Health Care Technology - 0.2%
CompuGroup Medical AG	535,522	16,912
Pharmaceuticals - 9.1%
AbbVie, Inc.	1,437,300	100,625
Allergan PLC (a)	361,900	119,843
Astellas Pharma, Inc.	2,833,000	42,677
Johnson & Johnson	2,165,943	217,049
Sanofi SA sponsored ADR	1,269,900	68,562
Shire PLC	1,026,500	91,252
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,843,900	127,266
		767,274
TOTAL HEALTH CARE		1,277,213
INDUSTRIALS - 9.6%
Aerospace & Defense - 2.5%
The Boeing Co.	872,900	125,846
United Technologies Corp.	871,766	87,447
		213,293
Air Freight & Logistics - 0.8%
FedEx Corp.	371,952	63,760
Construction & Engineering - 0.1%
Astaldi SpA	658,500	6,335
Electrical Equipment - 0.7%
BWX Technologies, Inc.	2,487,600	61,095
Industrial Conglomerates - 4.4%
Danaher Corp.	986,292	90,305
General Electric Co.	8,575,500	223,821
Roper Industries, Inc.	336,044	56,210
		370,336
Machinery - 0.8%
Deere & Co.	725,300	68,592
Road & Rail - 0.3%
CSX Corp.	829,700	25,953
TOTAL INDUSTRIALS		809,364
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 23.3%
Communications Equipment - 3.2%
Cisco Systems, Inc.	4,609,986	$ 131,016
QUALCOMM, Inc.	2,161,983	139,210
		270,226
Electronic Equipment & Components - 0.9%
TE Connectivity Ltd.	1,178,294	71,782
Internet Software & Services - 2.5%
Google, Inc. Class C	333,206	208,457
IT Services - 3.7%
ASAC II LP (a)(e)	2,514,134	43,673
Fidelity National Information Services, Inc.	1,007,950	65,950
IBM Corp.	771,800	125,024
Leidos Holdings, Inc.	421,100	17,181
Science Applications International Corp.	241,500	12,964
Total System Services, Inc.	1,059,500	48,970
		313,762
Software - 5.4%
Activision Blizzard, Inc.	1,709,717	44,094
Micro Focus International PLC	1,907,363	41,641
Microsoft Corp.	4,447,716	207,708
Oracle Corp.	4,072,160	162,642
		456,085
Technology Hardware, Storage & Peripherals - 7.6%
Apple, Inc.	3,236,218	392,557
EMC Corp.	4,270,300	114,828
Hewlett-Packard Co.	2,616,800	79,865
Samsung Electronics Co. Ltd.	19,759	20,080
Western Digital Corp.	369,400	31,791
		639,121
TOTAL INFORMATION TECHNOLOGY		1,959,433
MATERIALS - 2.8%
Chemicals - 2.5%
CF Industries Holdings, Inc.	1,266,900	75,000
LyondellBasell Industries NV Class A	603,500	56,626
Monsanto Co.	415,700	42,356
Potash Corp. of Saskatchewan, Inc.	1,412,000	38,413
		212,395
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - 0.3%
Ball Corp.	360,100	$ 24,429
TOTAL MATERIALS		236,824
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.	885,500	30,762
Wireless Telecommunication Services - 0.6%
Vodafone Group PLC sponsored ADR	1,303,400	49,242
TOTAL TELECOMMUNICATION SERVICES		80,004
TOTAL COMMON STOCKS (Cost $6,728,369)		8,208,113
Convertible Bonds - 0.1%
Principal Amount (000s)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $7,356)	$ 7,356	6,527
Money Market Funds - 2.9%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	224,911,560	224,912
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	21,483,522	21,484
TOTAL MONEY MARKET FUNDS (Cost $246,396)		246,396
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $6,982,121)		8,461,036
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(44,651)
NET ASSETS - 100%		$ 8,416,385
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $43,673,000 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$ 25,141
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 323
Fidelity Securities Lending Cash Central Fund	593
Total	$ 916
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
TAG Oil Ltd.	$ 7,147	$ -	$ 4,852	$ -	$ -
TAG Oil Ltd. (144A)	337	-	195	-	-
Total	$ 7,484	$ -	$ 5,047	$ -	$ -
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 773,937	$ 773,937	$ -	$ -
Consumer Staples	1,009,265	977,125	32,140	-
Energy	607,915	607,915	-	-
Financials	1,454,158	1,454,148	10	-
Health Care	1,277,213	1,185,961	91,252	-
Industrials	809,364	809,364	-	-
Information Technology	1,959,433	1,915,760	-	43,673
Materials	236,824	236,824	-	-
Telecommunication Services	80,004	80,004	-	-
Corporate Bonds	6,527	-	6,527	-
Money Market Funds	246,396	246,396	-	-
Total Investments in Securities:	$ 8,461,036	$ 8,287,434	$ 129,929	$ 43,673

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 113,833
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	84.5%
Ireland	3.8%
United Kingdom	2.1%
Canada	1.8%
Israel	1.8%
Japan	1.2%
Bailiwick of Jersey	1.1%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $20,025) - See accompanying schedule: Unaffiliated issuers (cost $6,735,725)	$ 8,214,640
Fidelity Central Funds (cost $246,396)	246,396
Total Investments (cost $6,982,121)		$ 8,461,036
Cash		49
Foreign currency held at value (cost $443)		442
Receivable for investments sold		7,919
Receivable for fund shares sold		2,792
Dividends receivable		8,793
Interest receivable		94
Distributions receivable from Fidelity Central Funds		73
Other receivables		524
Total assets		8,481,722

Liabilities
Payable for investments purchased	$ 30,929
Payable for fund shares redeemed	7,364
Accrued management fee	3,908
Other affiliated payables	1,062
Other payables and accrued expenses	590
Collateral on securities loaned, at value	21,484
Total liabilities		65,337

Net Assets		$ 8,416,385
Net Assets consist of:
Paid in capital		$ 6,351,250
Undistributed net investment income		65,329
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		520,911
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,478,895
Net Assets		$ 8,416,385

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2015

Dividend Growth: Net Asset Value, offering price and redemption price per share ($6,474,163 ÷ 187,859 shares)	$ 34.46

Class K: Net Asset Value, offering price and redemption price per share ($1,942,222 ÷ 56,374 shares)	$ 34.45

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2015

Investment Income
Dividends		$ 181,071
Interest		221
Income from Fidelity Central Funds		916
Total income		182,208

Expenses
Management fee
Basic fee	$ 47,458
Performance adjustment	(4,090)
Transfer agent fees	11,763
Accounting and security lending fees	1,243
Custodian fees and expenses	165
Independent trustees' compensation	38
Registration fees	72
Audit	84
Legal	33
Miscellaneous	59
Total expenses before reductions	56,825
Expense reductions	(391)	56,434
Net investment income (loss)		125,774
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	780,232
Other affiliated issuers	(12,370)
Foreign currency transactions	6
Futures contracts	61
Total net realized gain (loss)		767,929
Change in net unrealized appreciation (depreciation) on: Investment securities	(102,141)
Assets and liabilities in foreign currencies	5
Futures contracts	(38)
Total change in net unrealized appreciation (depreciation)		(102,174)
Net gain (loss)		665,755
Net increase (decrease) in net assets resulting from operations		$ 791,529

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 125,774	$ 135,648
Net realized gain (loss)	767,929	1,400,831
Change in net unrealized appreciation (depreciation)	(102,174)	(186,688)
Net increase (decrease) in net assets resulting from operations	791,529	1,349,791
Distributions to shareholders from net investment income	(124,133)	(90,956)
Distributions to shareholders from net realized gain	(1,267,766)	(759,327)
Total distributions	(1,391,899)	(850,283)
Share transactions - net increase (decrease)	479,167	(233,820)
Total increase (decrease) in net assets	(121,203)	265,688

Net Assets
Beginning of period	8,537,588	8,271,900
End of period (including undistributed net investment income of $65,329 and undistributed net investment income of $74,179, respectively)	$ 8,416,385	$ 8,537,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 37.27	$ 35.33	$ 28.61	$ 28.96	$ 23.84
Income from Investment Operations
Net investment income (loss)B	.49	.56	.40	.20	.12
Net realized and unrealized gain (loss)	2.71	4.98	7.12	(.41)	5.23
Total from investment operations	3.20	5.54	7.52	(.21)	5.35
Distributions from net investment income	(.51)	(.37)	(.30)	(.12)	(.15)
Distributions from net realized gain	(5.49)	(3.23)	(.50)	(.02)	(.08)
Total distributions	(6.01) G	(3.60)	(.80)	(.14)	(.23)
Net asset value, end of period	$ 34.46	$ 37.27	$ 35.33	$ 28.61	$ 28.96
Total Return A	9.54%	17.30%	26.83%	(.67)%	22.57%
Ratios to Average Net AssetsC, E
Expenses before reductions	.69%	.56%	.63%	.91%	.93%
Expenses net of fee waivers, if any	.68%	.56%	.63%	.91%	.93%
Expenses net of all reductions	.68%	.56%	.62%	.91%	.93%
Net investment income (loss)	1.43%	1.58%	1.26%	.75%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 6,474	$ 6,481	$ 6,633	$ 5,905	$ 9,309
Portfolio turnover rate D	64%	99%	69%	63% F	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Total distributions of $6.01 per share is comprised of distributions from net investment income of $.512 and distributions from net realized gain of $5.493 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 37.27	$ 35.34	$ 28.62	$ 28.98	$ 23.86
Income from Investment Operations
Net investment income (loss)B	.53	.60	.45	.25	.17
Net realized and unrealized gain (loss)	2.70	4.97	7.12	(.43)	5.22
Total from investment operations	3.23	5.57	7.57	(.18)	5.39
Distributions from net investment income	(.56)	(.42)	(.35)	(.17)	(.20)
Distributions from net realized gain	(5.49)	(3.23)	(.50)	(.02)	(.08)
Total distributions	(6.05)	(3.64) I	(.85)	(.18) H	(.27) G
Net asset value, end of period	$ 34.45	$ 37.27	$ 35.34	$ 28.62	$ 28.98
Total Return A	9.65%	17.44%	27.04%	(.52)%	22.79%
Ratios to Average Net AssetsC, E
Expenses before reductions	.57%	.44%	.48%	.75%	.78%
Expenses net of fee waivers, if any	.57%	.43%	.48%	.75%	.78%
Expenses net of all reductions	.57%	.43%	.47%	.75%	.77%
Net investment income (loss)	1.54%	1.70%	1.41%	.91%	.60%
Supplemental Data
Net assets, end of period (in millions)	$ 1,942	$ 2,057	$ 1,639	$ 1,221	$ 634
Portfolio turnover rate D	64%	99%	69%	63% F	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G Total distributions of $.27 per share is comprised of distributions from net investment income of $.197 and distributions from net realized gain of $.077 per share.

H Total distributions of $.18 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.015 per share.

I Total distributions of $3.64 per share is comprised of distributions from net investment income of $.419 and distributions from net realized gain of $3.225 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,734,617
Gross unrealized depreciation	(262,113)
Net unrealized appreciation (depreciation) on securities	$ 1,472,503

Tax Cost	$ 6,988,532

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 69,735
Undistributed long-term capital gain	$ 523,374
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,472,497

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 247,357	$ 309,025
Long-term Capital Gains	1,144,542	541,258
Total	$ 1,391,899	$ 850,283

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $61 and a change in net unrealized appreciation (depreciation) of $(38) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,390,300 and $6,115,911, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Dividend Growth	$ 10,782.16
Class K	981.05
	$ 11,763

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $85 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $593. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $191 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $34 and a portion of class-level operating expenses as follows:

Amount
Dividend Growth	$ 165

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Dividend Growth	$ 92,079	$ 70,700
Class K	32,054	20,256
Total	$ 124,133	$ 90,956
From net realized gain
Dividend Growth	$ 962,404	$ 606,886
Class K	305,362	152,441
Total	$ 1,267,766	$ 759,327

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Dividend Growth
Shares sold	10,859	11,713	$ 370,250	$ 413,381
Reinvestment of distributions	30,298	19,201	1,009,516	630,027
Shares redeemed	(27,183)	(44,744)	(929,933)	(1,586,974)
Net increase (decrease)	13,974	(13,830)	$ 449,833	$ (543,566)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Class K
Shares sold	9,521	14,508	$ 325,624	$ 525,067
Reinvestment of distributions	10,135	5,265	337,416	172,697
Shares redeemed	(18,467)	(10,980)	(633,706)	(388,018)
Net increase (decrease)	1,189	8,793	$ 29,334	$ 309,746

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 23, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	9/14/15	9/11/15	$0.290	$2.186

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015 $691,972,023, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 42% and 68% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 58% and 82% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Dividend Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC).

FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

DGF-K-UANN-0915
1.863064.106

Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	19.72%	19.49%	9.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund, a class of the fund, on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Sonu Kalra: For the year, the fund's share classes handily outperformed the 16.08% gain of the benchmark Russell 1000® Growth Index. (For specific class-level results, please see the Performance section of this report.) Versus the benchmark, both stock selection and sector positioning provided a strong lift. Picks within information technology, health care and consumer discretionary were particularly helpful. The last category produced the largest individual contributor for the year: e-commerce giant Amazon.com. The fund held a substantial overweighting in the stock, which also was one of the fund's largest holdings. Strong first-quarter revenue growth of 15%, as well as profitability that exceeded investors' expectations, helped to lift the stock. In addition, for the first time Amazon provided financials for its decade-old cloud division, which included revenue growth of nearly 50% from the same period a year earlier. The firm also reported that it was on pace to generate at least $5 billion in sales this year. Turning to detractors, picks in consumer staples dragged on results the most, especially an overweighting in Keurig Green Mountain. The stock was hurt by lower-than-expected revenue related to a double-digit sales slide for its home-brewing machines. In addition, Keurig announced downside earnings guidance for consecutive quarters.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Blue Chip Growth	.88%
Actual		$ 1,000.00	$ 1,108.60	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Class K	.78%
Actual		$ 1,000.00	$ 1,109.10	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.4	6.6
Google, Inc. Class A	4.3	2.7
Amazon.com, Inc.	3.9	2.9
Facebook, Inc. Class A	2.9	2.4
Gilead Sciences, Inc.	2.2	2.6
Google, Inc. Class C	2.0	2.2
The Walt Disney Co.	2.0	1.5
Salesforce.com, Inc.	1.8	1.4
Home Depot, Inc.	1.8	1.9
Visa, Inc. Class A	1.8	1.7
	29.1
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	34.2	33.4
Consumer Discretionary	24.9	23.3
Health Care	18.0	16.4
Consumer Staples	9.8	9.8
Industrials	5.5	8.3
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 98.1%		Stocks 98.6%
	Convertible Securities 1.9%		Convertible Securities 1.4%
	Short-Term Investments and Net Other Assets (Liabilities)† 0.0%		Short-Term Investments and Net Other Assets (Liabilities)† 0.0%
* Foreign investments	12.5%	** Foreign investments	12.2%
†Amount represents less than 0.1%.

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 24.8%
Auto Components - 0.2%
Magna International, Inc. Class A (sub. vtg.)	484,850	$ 26,344
Motherson Sumi Systems Ltd.	787,172	4,274
Motherson Sumi Systems Ltd.	393,586	2,137
		32,755
Automobiles - 1.4%
General Motors Co.	487,500	15,361
Mahindra & Mahindra Ltd. (a)	247,500	5,274
Renault SA	240,600	22,138
Tesla Motors, Inc. (a)(d)	943,456	251,101
		293,874
Diversified Consumer Services - 0.0%
2U, Inc. (a)	27,917	896
Houghton Mifflin Harcourt Co. (a)	184,900	4,831
		5,727
Hotels, Restaurants & Leisure - 5.3%
Buffalo Wild Wings, Inc. (a)	414,138	80,997
Chipotle Mexican Grill, Inc. (a)	273,917	203,309
Dave & Buster's Entertainment, Inc.	878,400	34,082
Domino's Pizza, Inc.	397,600	45,263
Hilton Worldwide Holdings, Inc.	1,915,700	51,437
Jubilant Foodworks Ltd. (a)	225,049	6,444
Las Vegas Sands Corp.	204,500	11,460
McDonald's Corp.	2,437,500	243,409
Panera Bread Co. Class A (a)	138,656	28,302
Papa John's International, Inc.	457,000	34,531
Starbucks Corp.	5,153,644	298,551
Starwood Hotels & Resorts Worldwide, Inc.	100,900	8,018
Whitbread PLC	305,594	24,768
Wingstop, Inc.	214,500	7,353
Yum! Brands, Inc.	404,900	35,534
Zoe's Kitchen, Inc. (a)(d)	336,600	15,097
		1,128,555
Household Durables - 1.7%
D.R. Horton, Inc.	1,195,800	35,503
GoPro, Inc. Class A (a)(d)	1,720,200	106,824
Jarden Corp. (a)	626,600	34,463
Sony Corp. (a)	1,574,800	44,640
Sony Corp. sponsored ADR (a)	835,200	23,678
Tempur Sealy International, Inc. (a)	175,600	13,267
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
TRI Pointe Homes, Inc. (a)	1,715,500	$ 25,389
Whirlpool Corp.	484,200	86,057
		369,821
Internet & Catalog Retail - 5.6%
Amazon.com, Inc. (a)	1,532,868	821,847
Ctrip.com International Ltd. sponsored ADR (a)	352,484	25,231
Groupon, Inc. Class A (a)(d)	7,317,800	35,272
JD.com, Inc. sponsored ADR (a)	478,800	15,815
Jumei International Holding Ltd. sponsored ADR (a)	298,900	5,592
MakeMyTrip Ltd. (a)	203,800	2,975
Netflix, Inc. (a)	859,361	98,234
Priceline Group, Inc. (a)	120,700	150,099
The Honest Co., Inc. (h)	150,143	6,870
Vipshop Holdings Ltd. ADR (a)	1,087,600	21,197
		1,183,132
Leisure Products - 0.1%
Hasbro, Inc.	80,300	6,323
MCBC Holdings, Inc.	70,729	1,082
NJOY, Inc. (a)(h)	1,178,168	0
Spin Master Corp. (a)	416,000	5,802
		13,207
Media - 2.3%
Comcast Corp. Class A	195,100	12,176
DreamWorks Animation SKG, Inc. Class A (a)	162,100	3,908
Liberty Global PLC Class C (a)	79,000	3,882
Liberty LiLac Group Class C (a)	3,950	168
Live Nation Entertainment, Inc. (a)	78,600	2,061
Naspers Ltd. Class N	203,000	28,403
Starz Series A (a)	327,200	13,235
The Walt Disney Co.	3,521,900	422,628
		486,461
Multiline Retail - 1.3%
B&M European Value Retail S.A.	3,831,367	21,342
Burlington Stores, Inc. (a)	494,200	27,201
Dollar Tree, Inc. (a)	641,200	50,033
Ollie's Bargain Outlet Holdings, Inc.	75,700	1,485
Target Corp.	2,110,123	172,714
		272,775
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 4.6%
Abercrombie & Fitch Co. Class A	94,700	$ 1,903
Advance Auto Parts, Inc.	13,800	2,404
Boot Barn Holdings, Inc.	188,600	5,960
Finish Line, Inc. Class A	234,500	6,446
Five Below, Inc. (a)	738,200	27,217
H&M Hennes & Mauritz AB (B Shares)	250,369	9,960
Home Depot, Inc.	3,321,600	388,727
Inditex SA	566,956	19,411
L Brands, Inc.	988,582	79,798
Michaels Companies, Inc. (a)	632,800	16,035
Office Depot, Inc. (a)	440,700	3,526
Restoration Hardware Holdings, Inc. (a)(d)	1,767,222	179,302
Ross Stores, Inc.	1,323,126	70,337
Signet Jewelers Ltd.	52,500	6,364
Staples, Inc.	252,800	3,719
Tiffany & Co., Inc.	192,700	18,441
TJX Companies, Inc.	1,718,652	119,996
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	160,400	26,631
		986,177
Textiles, Apparel & Luxury Goods - 2.3%
Columbia Sportswear Co.	782,800	56,002
Crocs, Inc. (a)	950,300	14,948
G-III Apparel Group Ltd. (a)	313,200	22,622
Hanesbrands, Inc.	1,078,000	33,450
Kate Spade & Co. (a)	290,604	5,847
lululemon athletica, Inc. (a)(d)	890,458	55,974
NIKE, Inc. Class B	942,575	108,603
PVH Corp.	452,400	52,496
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	573,200	86,238
Tory Burch LLC unit (g)(h)	293,611	20,890
Under Armour, Inc. Class A (sub. vtg.) (a)	276,900	27,504
		484,574
TOTAL CONSUMER DISCRETIONARY		5,257,058
CONSUMER STAPLES - 9.6%
Beverages - 2.7%
Anheuser-Busch InBev SA NV ADR	421,691	50,413
Coca-Cola Bottling Co. Consolidated	31,100	5,038
Constellation Brands, Inc. Class A (sub. vtg.)	233,600	28,037
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Kweichow Moutai Co. Ltd.	239,587	$ 7,980
Monster Beverage Corp. (a)	1,121,735	172,242
PepsiCo, Inc.	1,026,854	98,937
The Coca-Cola Co.	5,225,152	214,649
United Spirits Ltd. (a)	41,658	2,412
		579,708
Food & Staples Retailing - 2.8%
Costco Wholesale Corp.	835,600	121,413
CVS Health Corp.	1,770,300	199,106
Kroger Co.	2,949,774	115,749
Rite Aid Corp. (a)	1,674,700	14,922
Sprouts Farmers Market LLC (a)	1,327,477	32,550
Tesco PLC	7,211,300	24,251
United Natural Foods, Inc. (a)	75,200	3,424
Wal-Mart de Mexico SA de CV Series V	1,543,900	3,750
Walgreens Boots Alliance, Inc.	372,500	35,995
Whole Foods Market, Inc.	1,061,710	38,646
		589,806
Food Products - 2.4%
Associated British Foods PLC	1,025,700	51,642
Blue Buffalo Pet Products, Inc.	254,400	7,108
China Modern Dairy Holdings Ltd.	7,448,000	2,411
Edita Food Industries SAE GDR (a)(f)	129,600	2,890
Freshpet, Inc. (d)	412,800	6,819
Keurig Green Mountain, Inc.	2,494,688	187,201
Mead Johnson Nutrition Co. Class A	632,094	55,871
Mondelez International, Inc.	2,467,200	111,345
Pinnacle Foods, Inc.	48,900	2,198
The Hain Celestial Group, Inc. (a)	718,200	48,823
WhiteWave Foods Co. (a)	469,669	24,244
		500,552
Personal Products - 1.6%
AMOREPACIFIC Group, Inc.	72,220	12,047
Edgewell Personal Care Co. (a)	330,600	31,642
Estee Lauder Companies, Inc. Class A	698,100	62,208
Herbalife Ltd. (a)	2,178,258	109,980
Nu Skin Enterprises, Inc. Class A (d)(e)	3,392,600	134,517
		350,394
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 0.1%
Imperial Tobacco Group PLC	205,961	$ 10,823
Reynolds American, Inc.	107,100	9,188
		20,011
TOTAL CONSUMER STAPLES		2,040,471
ENERGY - 1.2%
Energy Equipment & Services - 0.0%
U.S. Silica Holdings, Inc. (d)	150,320	3,385
Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp.	322,100	23,948
Cimarex Energy Co.	393,907	41,014
Continental Resources, Inc. (a)	529,600	17,694
EOG Resources, Inc.	698,024	53,880
Memorial Resource Development Corp. (a)	277,000	4,238
Noble Energy, Inc.	377,879	13,313
PDC Energy, Inc. (a)	49,400	2,319
Pioneer Natural Resources Co.	351,300	44,534
Rice Energy, Inc. (a)	564,200	10,184
SM Energy Co.	616,700	22,861
Whiting Petroleum Corp. (a)	1,085,900	22,250
		256,235
TOTAL ENERGY		259,620
FINANCIALS - 4.2%
Banks - 2.3%
Axis Bank Ltd. (a)	953,180	8,543
Bank of America Corp.	6,102,087	109,105
Citigroup, Inc.	2,135,590	124,847
Gree Electric Applicances, Inc. ELS (BNP Paribas Arbitrage Warrant Program) warrants 12/10/15 (f)	1,573,600	5,654
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 11/06/2015 (a)(f)	2,828,700	15,044
HDFC Bank Ltd. sponsored ADR	656,000	40,980
ICICI Bank Ltd. sponsored ADR	1,851,145	18,641
JPMorgan Chase & Co.	2,392,077	163,929
Regions Financial Corp.	818,000	8,499
		495,242
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - 1.3%
Ameriprise Financial, Inc.	184,953	$ 23,243
Bank of New York Mellon Corp.	236,500	10,264
BlackRock, Inc. Class A	177,800	59,798
Charles Schwab Corp.	705,700	24,615
Fairfax India Holdings Corp. (a)	920,000	10,442
Goldman Sachs Group, Inc.	31,300	6,419
Invesco Ltd.	611,272	23,595
Morgan Stanley	1,331,951	51,733
Northern Trust Corp.	219,100	16,759
State Street Corp.	182,700	13,988
The Blackstone Group LP	795,400	31,219
Weifu High-Technology Co. Ltd. ELS (UBS Warrant Programme) warrants 6/17/16 (f)	1,794,900	7,269
		279,344
Consumer Finance - 0.1%
Shriram Transport Finance Co. Ltd.	444,501	6,192
Springleaf Holdings, Inc. (a)	236,000	11,920
Synchrony Financial (d)	126,900	4,360
		22,472
Diversified Financial Services - 0.1%
McGraw Hill Financial, Inc.	100,100	10,185
Moody's Corp.	113,400	12,523
Multi Commodity Exchange of India Ltd. (a)	4,622	82
		22,790
Insurance - 0.0%
American International Group, Inc.	33,300	2,135
Real Estate Investment Trusts - 0.2%
Extra Space Storage, Inc.	256,400	18,851
Lamar Advertising Co. Class A	206,900	12,424
		31,275
Real Estate Management & Development - 0.1%
Parsvnath Developers Ltd. (a)(e)	21,771,340	6,516
Realogy Holdings Corp. (a)	280,867	12,785
		19,301
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	697,722	14,616
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Indiabulls Housing Finance Ltd.	604,148	$ 6,970
LIC Housing Finance Ltd.	351,944	2,746
		24,332
TOTAL FINANCIALS		896,891
HEALTH CARE - 17.9%
Biotechnology - 10.3%
Acceleron Pharma, Inc. (a)	42,500	1,217
Aduro Biotech, Inc. (d)	86,500	2,268
Agios Pharmaceuticals, Inc. (a)	194,340	21,412
Alexion Pharmaceuticals, Inc. (a)	597,096	117,891
Alkermes PLC (a)	792,100	55,463
Alnylam Pharmaceuticals, Inc. (a)	685,563	87,361
Amgen, Inc.	1,185,802	209,401
Ascendis Pharma A/S ADR	333,600	6,682
Avalanche Biotechnologies, Inc. (a)	89,800	1,322
BioCryst Pharmaceuticals, Inc. (a)	1,038,000	16,068
Biogen, Inc. (a)	930,500	296,625
BioMarin Pharmaceutical, Inc. (a)	318,704	46,617
bluebird bio, Inc. (a)	201,800	33,464
Calithera Biosciences, Inc. (d)	264,600	1,958
Catabasis Pharmaceuticals, Inc.	525,300	6,829
Celgene Corp. (a)	1,912,300	250,989
Cellectis SA sponsored ADR	67,300	2,390
Chiasma, Inc.	221,566	4,700
Chiasma, Inc.	148,000	3,488
Chiasma, Inc. warrants (a)	55,391	807
Chimerix, Inc. (a)	85,600	4,600
China Biologic Products, Inc. (a)	59,200	7,244
Cidara Therapeutics, Inc.	62,400	872
Coherus BioSciences, Inc.	367,600	12,895
DBV Technologies SA sponsored ADR (a)	108,200	4,716
Dicerna Pharmaceuticals, Inc. (a)	160,160	1,957
Dyax Corp. (a)	141,500	3,482
Esperion Therapeutics, Inc. (a)	37,800	2,344
Exelixis, Inc. (a)(d)	2,828,200	16,206
FibroGen, Inc. (d)	71,142	1,654
Gilead Sciences, Inc.	3,974,060	468,383
Incyte Corp. (a)	39,500	4,119
Intercept Pharmaceuticals, Inc. (a)	132,900	35,060
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Intrexon Corp. (a)(d)	477,059	$ 31,128
Ironwood Pharmaceuticals, Inc. Class A (a)	901,481	9,420
Isis Pharmaceuticals, Inc. (a)	126,900	6,971
Kite Pharma, Inc. (a)(d)	98,400	7,161
Merrimack Pharmaceuticals, Inc. (a)(d)	1,584,158	16,000
Neurocrine Biosciences, Inc. (a)	544,900	27,310
Novavax, Inc. (a)	442,600	5,338
ProNai Therapeutics, Inc.	295,100	8,086
Prothena Corp. PLC (a)	97,700	6,445
Radius Health, Inc. (a)	85,300	6,681
Regeneron Pharmaceuticals, Inc. (a)	383,089	212,101
Retrophin, Inc. (a)	201,500	6,396
Sage Therapeutics, Inc.	24,700	1,688
Seattle Genetics, Inc. (a)	376,400	18,018
Seres Therapeutics, Inc.	49,400	1,870
Spark Therapeutics, Inc.	17,900	1,100
Ultragenyx Pharmaceutical, Inc. (a)	59,300	7,171
uniQure B.V. (a)	303,687	7,820
Versartis, Inc. (a)	178,500	3,231
Vertex Pharmaceuticals, Inc. (a)	506,260	68,345
Xencor, Inc. (a)	111,400	2,494
ZIOPHARM Oncology, Inc. (a)(d)	1,143,546	15,278
		2,200,536
Health Care Equipment & Supplies - 0.8%
Boston Scientific Corp. (a)	2,758,800	47,838
Glaukos Corp.	190,000	6,040
Hologic, Inc. (a)	153,700	6,403
Intuitive Surgical, Inc. (a)	121,207	64,624
Invuity, Inc.	511,800	6,029
Medtronic PLC	272,570	21,367
Nevro Corp.	41,400	2,102
Novadaq Technologies, Inc. (a)	475,319	5,452
St. Jude Medical, Inc.	57,700	4,259
Zeltiq Aesthetics, Inc. (a)	428,900	14,733
		178,847
Health Care Providers & Services - 1.2%
Adeptus Health, Inc. Class A (a)	288,400	31,692
AmerisourceBergen Corp.	143,600	15,186
AmSurg Corp. (a)	158,400	11,364
Apollo Hospitals Enterprise Ltd. (a)	936,371	19,899
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Cardinal Health, Inc.	308,631	$ 26,227
Cigna Corp.	135,900	19,578
Diplomat Pharmacy, Inc.	128,000	5,911
Express Scripts Holding Co. (a)	46,400	4,179
HCA Holdings, Inc. (a)	781,000	72,641
McKesson Corp.	139,400	30,747
Teladoc, Inc. (a)	49,800	1,572
UnitedHealth Group, Inc.	102,300	12,419
		251,415
Health Care Technology - 0.3%
athenahealth, Inc. (a)	75,975	10,633
Castlight Health, Inc. Class B (a)(d)	513,500	3,687
Cerner Corp. (a)	558,718	40,071
Evolent Health, Inc.	243,600	5,196
		59,587
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	151,735	33,275
Lonza Group AG	38,158	5,532
		38,807
Pharmaceuticals - 5.1%
AbbVie, Inc.	1,021,700	71,529
Achaogen, Inc. (a)	329,000	2,372
Allergan PLC (a)	1,140,055	377,529
Bristol-Myers Squibb Co.	2,284,100	149,928
CSPC Pharmaceutical Group Ltd.	2,126,000	1,947
Dermira, Inc.	315,700	7,129
Eli Lilly & Co.	365,400	30,880
Endo Health Solutions, Inc. (a)	66,800	5,848
GW Pharmaceuticals PLC ADR (a)	263,866	30,215
Jazz Pharmaceuticals PLC (a)	141,100	27,125
Mallinckrodt PLC (a)	202,600	25,114
Relypsa, Inc. (a)	104,900	3,473
Shire PLC sponsored ADR	275,259	73,442
Tetraphase Pharmaceuticals, Inc. (a)	215,700	10,257
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,281,000	88,415
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Valeant Pharmaceuticals International, Inc. (Canada) (a)	642,400	$ 164,705
ZS Pharma, Inc. (a)	216,200	12,914
		1,082,822
TOTAL HEALTH CARE		3,812,014
INDUSTRIALS - 5.4%
Aerospace & Defense - 1.3%
General Dynamics Corp.	43,700	6,516
Honeywell International, Inc.	1,041,600	109,420
Huntington Ingalls Industries, Inc.	78,800	9,252
The Boeing Co.	1,059,426	152,737
TransDigm Group, Inc. (a)	18,300	4,141
		282,066
Air Freight & Logistics - 0.3%
FedEx Corp.	264,378	45,320
United Parcel Service, Inc. Class B	43,800	4,483
XPO Logistics, Inc. (a)(d)	516,700	22,399
		72,202
Airlines - 0.9%
American Airlines Group, Inc.	1,871,393	75,043
Azul-Linhas Aereas Brasileiras warrants (a)(h)	165,571	0
Delta Air Lines, Inc.	635,300	28,169
Southwest Airlines Co.	624,002	22,589
Spirit Airlines, Inc. (a)	772,100	46,187
United Continental Holdings, Inc. (a)	290,000	16,353
Wizz Air Holdings PLC	270,524	6,966
		195,307
Building Products - 0.3%
A.O. Smith Corp.	274,254	19,697
Caesarstone Sdot-Yam Ltd.	254,100	18,229
Continental Building Products, Inc. (a)	1,019,000	21,644
Lennox International, Inc.	19,800	2,338
Toto Ltd.	470,000	7,660
		69,568
Commercial Services & Supplies - 0.2%
Interface, Inc.	1,258,200	32,675
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.0%
Beijing Urban Consolidated & Development Group Ltd. (H Shares)	2,494,000	$ 2,217
Larsen & Toubro Ltd. (a)	204,799	5,733
		7,950
Electrical Equipment - 0.4%
Acuity Brands, Inc.	187,300	37,683
SolarCity Corp. (a)(d)	813,632	47,191
		84,874
Industrial Conglomerates - 0.6%
Danaher Corp.	632,200	57,884
General Electric Co.	2,563,700	66,913
		124,797
Machinery - 0.3%
Eicher Motors Ltd. (a)	14,288	4,258
Ingersoll-Rand PLC	465,784	28,599
Manitowoc Co., Inc.	125,200	2,212
Middleby Corp. (a)	39,700	4,871
Pentair PLC	61,700	3,752
Rational AG	6,060	2,368
Zhengzhou Yutong Bus Co. Ltd.	1,652,100	5,151
		51,211
Professional Services - 0.3%
Equifax, Inc.	42,900	4,381
Huron Consulting Group, Inc. (a)	193,220	14,776
Manpower, Inc.	425,100	38,463
Verisk Analytics, Inc. (a)	109,300	8,537
WageWorks, Inc. (a)	61,700	3,082
		69,239
Road & Rail - 0.4%
Canadian Pacific Railway Ltd. (d)	182,800	29,427
Container Corp. of India Ltd.	242,276	6,216
J.B. Hunt Transport Services, Inc.	570,000	47,948
		83,591
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	1,854,400	66,388
United Rentals, Inc. (a)	154,600	10,357
		76,745
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Transportation Infrastructure - 0.0%
Qingdao Port International Co. Ltd.	3,284,000	$ 2,110
TOTAL INDUSTRIALS		1,152,335
INFORMATION TECHNOLOGY - 32.9%
Communications Equipment - 0.3%
CommScope Holding Co., Inc. (a)	207,800	6,519
Palo Alto Networks, Inc. (a)	145,991	27,130
QUALCOMM, Inc.	435,400	28,035
		61,684
Electronic Equipment & Components - 0.2%
Fitbit, Inc. (d)	685,200	32,616
Jabil Circuit, Inc.	598,700	12,124
		44,740
Internet Software & Services - 12.1%
58.com, Inc. ADR (a)	173,700	10,316
Akamai Technologies, Inc. (a)	499,830	38,342
Alibaba Group Holding Ltd. sponsored ADR	1,308,300	102,492
Baidu.com, Inc. sponsored ADR (a)	12,500	2,158
Criteo SA sponsored ADR (a)	63,487	3,379
Dropbox, Inc. (a)(h)	1,003,814	16,824
eBay, Inc. (a)	262,700	7,387
Facebook, Inc. Class A (a)	6,501,501	611,206
Gogo, Inc. (a)(d)	1,570,900	28,638
Google, Inc.:
Class A (a)	1,393,954	916,525
Class C	693,337	433,759
HomeAway, Inc. (a)	1,269,500	38,136
Info Edge India Ltd.	661,765	8,612
Just Dial Ltd.	578,216	9,757
JUST EAT Ltd. (a)	3,090,962	21,046
NetEase, Inc. sponsored ADR	182,500	25,300
New Relic, Inc.	175,317	6,101
Rackspace Hosting, Inc. (a)	1,296,301	44,113
Tencent Holdings Ltd.	3,180,100	59,247
Twitter, Inc. (a)	4,222,800	130,949
Yahoo!, Inc. (a)	1,411,576	51,762
Youku Tudou, Inc. ADR (a)	640,200	12,420
		2,578,469
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 4.5%
Alliance Data Systems Corp. (a)	39,000	$ 10,727
Cognizant Technology Solutions Corp. Class A (a)	3,786,554	238,932
EOH Holdings Ltd.	181,500	2,473
MasterCard, Inc. Class A	2,756,100	268,444
PayPal Holdings, Inc. (a)	262,700	10,166
Sabre Corp.	1,063,400	28,286
Total System Services, Inc.	164,800	7,617
Visa, Inc. Class A	5,116,896	385,507
		952,152
Semiconductors & Semiconductor Equipment - 4.5%
Ambarella, Inc. (a)(d)	199,800	23,151
Analog Devices, Inc.	3,367,821	196,445
Atmel Corp.	1,138,100	9,423
Avago Technologies Ltd.	1,079,300	135,064
Broadcom Corp. Class A	1,606,100	81,285
Cavium, Inc. (a)	952,301	64,566
Cirrus Logic, Inc. (a)	2,136,500	70,526
Maxim Integrated Products, Inc.	238,800	8,129
Micron Technology, Inc. (a)	229,900	4,255
Monolithic Power Systems, Inc.	189,704	9,810
NVIDIA Corp.	1,274,870	25,434
NXP Semiconductors NV (a)	2,766,207	268,294
Qorvo, Inc. (a)	458,986	26,598
Skyworks Solutions, Inc.	249,900	23,908
		946,888
Software - 4.8%
Activision Blizzard, Inc.	4,806,016	123,947
Adobe Systems, Inc. (a)	962,950	78,952
Appirio, Inc. (h)	87,529	434
Citrix Systems, Inc. (a)	60,900	4,605
Electronic Arts, Inc. (a)	1,754,200	125,513
Fortinet, Inc. (a)	492,496	23,512
HubSpot, Inc.	52,500	2,832
Intuit, Inc.	201,700	21,334
Micro Focus International PLC	103,400	2,257
Mobileye NV (a)	209,400	12,585
Nintendo Co. Ltd.	288,800	50,823
Paycom Software, Inc. (a)	174,200	5,574
Playtech Ltd.	159,408	2,257
Qlik Technologies, Inc. (a)	893,800	36,163
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Rapid7, Inc.	33,300	$ 765
Red Hat, Inc. (a)	436,200	34,495
Salesforce.com, Inc. (a)	5,329,007	390,616
Splunk, Inc. (a)	99,400	6,952
Tableau Software, Inc. (a)	424,500	44,462
Take-Two Interactive Software, Inc. (a)	225,000	7,106
Workday, Inc. Class A (a)	78,800	6,645
Workiva, Inc. (d)	139,200	2,031
Zendesk, Inc. (a)	521,400	10,756
Zynga, Inc. (a)	6,076,283	15,069
		1,009,685
Technology Hardware, Storage & Peripherals - 6.5%
Apple, Inc.	11,249,709	1,364,597
Nimble Storage, Inc. (a)	662,600	18,301
SanDisk Corp.	112,800	6,801
		1,389,699
TOTAL INFORMATION TECHNOLOGY		6,983,317
MATERIALS - 1.9%
Chemicals - 1.6%
Agrium, Inc.	129,200	13,218
Air Products & Chemicals, Inc.	64,500	9,192
Ashland, Inc.	147,900	16,908
CF Industries Holdings, Inc.	2,305,300	136,474
E.I. du Pont de Nemours & Co.	1,295,100	72,215
Eastman Chemical Co.	53,300	4,179
Monsanto Co.	590,300	60,146
Potash Corp. of Saskatchewan, Inc.	657,800	17,895
PPG Industries, Inc.	69,800	7,565
Syngenta AG sponsored ADR	46,900	3,862
		341,654
Construction Materials - 0.1%
Eagle Materials, Inc.	218,700	16,871
Prism Cement Ltd. (a)	2,498,232	4,195
Shree Cement Ltd. (a)	10,816	1,931
		22,997
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - 0.2%
Sealed Air Corp.	509,700	$ 27,101
WestRock Co.	67,600	4,263
		31,364
Metals & Mining - 0.0%
Compass Minerals International, Inc.	3,736	299
TOTAL MATERIALS		396,314
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Bharti Infratel Ltd.	4,948,490	34,619
UTILITIES - 0.0%
Electric Utilities - 0.0%
Power Grid Corp. of India Ltd.	757,980	1,696
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. (a)	211,432	5,508
TOTAL UTILITIES		7,204
TOTAL COMMON STOCKS (Cost $13,536,286)		20,839,843
Preferred Stocks - 1.9%

Convertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 0.1%
Internet & Catalog Retail - 0.1%
Meituan Corp. Series D (h)	1,581,852	12,291
The Honest Co., Inc. Series C (h)	350,333	16,029
		28,320
Leisure Products - 0.0%
NJOY, Inc.:
Series C (a)(h)	607,766	302
Series D (a)(h)	149,114	74
		376
TOTAL CONSUMER DISCRETIONARY		28,696
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (h)	780,377	$ 10,400
Food Products - 0.1%
BLUE BOTTLE Coffee, Inc. Series C (h)	632,822	21,086
Tobacco - 0.0%
PAX Labs, Inc. Series C (h)	2,555,833	9,840
TOTAL CONSUMER STAPLES		41,326
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (h)	3,552,125	10,114
HEALTH CARE - 0.1%
Biotechnology - 0.1%
CytomX Therapeutics, Inc. Series D (h)	23,852,048	3,538
Gensight Biologics Series B (h)	1,059,505	3,235
Immunocore Ltd. Series A (h)	11,275	2,129
Pronutria Biosciences, Inc. Series C (h)	545,634	5,500
		14,402
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (h)	97,277	7,535
Airlines - 0.0%
Azul-Linhas Aereas Brasileiras Series B (a)(h)	165,571	5,803
Professional Services - 0.1%
YourPeople, Inc. Series C (h)	692,196	10,314
TOTAL INDUSTRIALS		23,652
INFORMATION TECHNOLOGY - 1.3%
Internet Software & Services - 1.0%
Uber Technologies, Inc.:
Series D, 8.00% (a)(h)	5,156,948	204,421
Series E, 8.00% (h)	102,648	4,069
		208,490
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
IT Services - 0.1%
AppNexus, Inc. Series E (h)	646,522	$ 17,805
Nutanix, Inc. Series E (h)	482,746	7,685
		25,490
Software - 0.2%
Appirio, Inc. Series E (h)	612,702	3,039
Cloudera, Inc. Series F (a)(h)	186,078	6,109
Cloudflare, Inc. Series D (h)	696,025	4,903
Dataminr, Inc. Series D (h)	277,250	3,535
Delphix Corp. Series D (h)	675,445	6,079
Snapchat, Inc. Series F (h)	661,195	20,312
Taboola.Com Ltd. Series E (h)	634,902	3,505
		47,482
TOTAL INFORMATION TECHNOLOGY		281,462
TOTAL CONVERTIBLE PREFERRED STOCKS		399,652
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	41,700	8,353
TOTAL PREFERRED STOCKS (Cost $277,814)		408,005
Money Market Funds - 2.6%

Fidelity Cash Central Fund, 0.17% (b)	53,438,973	53,439
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	488,639,941	488,640
TOTAL MONEY MARKET FUNDS (Cost $542,079)		542,079
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $14,356,179)		21,789,927
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(545,711)
NET ASSETS - 100%		$ 21,244,216
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,857,000 or 0.1% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $444,671,000 or 2.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Appirio, Inc.	2/12/15	$ 625
Appirio, Inc. Series E	2/12/15	$ 4,375
AppNexus, Inc. Series E	8/1/14	$ 12,951
Azul-Linhas Aereas Brasileiras Series B	12/24/13	$ 7,023
Azul-Linhas Aereas Brasileiras warrants	12/24/13	$ 0*
Blue Apron, Inc. Series D	5/18/15	$ 10,400
BLUE BOTTLE Coffee, Inc. Series C	5/29/15	$ 21,086
Cloudera, Inc. Series F	2/5/14	$ 2,709
Cloudflare, Inc. Series D	11/5/14 - 6/24/15	$ 4,349
CytomX Therapeutics, Inc. Series D	6/12/15	$ 3,538
Dataminr, Inc. Series D	3/6/15	$ 3,535
Delphix Corp. Series D	7/10/15	$ 6,079
Dropbox, Inc.	5/2/12	$ 9,084
Gensight Biologics Series B	7/2/15	$ 3,266
Security	Acquisition Date	Acquisition Cost (000s)
Immunocore Ltd. Series A	7/27/15	$ 2,122
Meituan Corp. Series D	1/26/15	$ 10,000
NJOY, Inc.	9/11/13	$ 9,520
NJOY, Inc. Series C	6/7/13	$ 4,913
NJOY, Inc. Series D	2/14/14	$ 2,524
Nutanix, Inc. Series E	8/26/14	$ 6,467
Oportun Finance Corp. Series H	2/6/15	$ 10,114
PAX Labs, Inc. Series C	5/22/15	$ 9,840
Pronutria Biosciences, Inc. Series C	1/30/15	$ 5,500
Snapchat, Inc. Series F	3/25/15	$ 20,312
Security	Acquisition Date	Acquisition Cost (000s)
Space Exploration Technologies Corp. Series G	1/20/15	$ 7,535
Taboola.Com Ltd. Series E	12/22/14	$ 6,619
The Honest Co., Inc.	8/21/14	$ 4,062
The Honest Co., Inc. Series C	8/21/14	$ 9,479
Tory Burch LLC unit	5/14/15	$ 20,890
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 80,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$ 3,420
YourPeople, Inc. Series C	5/1/15	$ 10,314
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 52
Fidelity Securities Lending Cash Central Fund	7,635
Total	$ 7,687
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Nu Skin Enterprises, Inc. Class A	$ -	$ 199,704	$ 13,224	$ 1,500	$ 134,517
Parsvnath Developers Ltd.	9,495	-	-	-	6,516
Total	$ 9,495	$ 199,704	$ 13,224	$ 1,500	$ 141,033
* Includes the value of securities delivered through in-kind transactions, if applicable.
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,294,107	$ 5,193,011	$ 44,640	$ 56,456
Consumer Staples	2,081,797	2,016,220	24,251	41,326
Energy	259,620	259,620	-	-
Financials	907,005	868,924	12,923	25,158
Health Care	3,826,416	3,806,507	4,700	15,209
Industrials	1,175,987	1,152,335	-	23,652
Information Technology	7,264,779	6,906,812	59,247	298,720
Materials	396,314	396,314	-	-
Telecommunication Services	34,619	34,619	-	-
Utilities	7,204	5,508	1,696	-
Money Market Funds	542,079	542,079	-	-
Total Investments in Securities:	$ 21,789,927	$ 21,181,949	$ 147,457	$ 460,521
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 106,211
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	128,201
Cost of Purchases	68,732
Proceeds of Sales	(4,424)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 298,720
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 127,904
Equities - Other Investments in Securities
Beginning Balance	$ 40,051
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(24,069)
Cost of Purchases	145,819
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 161,801
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ (24,069)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.5%
Ireland	2.6%
Cayman Islands	2.0%
Netherlands	1.6%
Canada	1.5%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $478,533) - See accompanying schedule: Unaffiliated issuers (cost $13,600,342)	$ 21,106,815
Fidelity Central Funds (cost $542,079)	542,079
Other affiliated issuers (cost $213,758)	141,033
Total Investments (cost $14,356,179)		$ 21,789,927
Receivable for investments sold		125,584
Receivable for fund shares sold		21,725
Dividends receivable		4,666
Distributions receivable from Fidelity Central Funds		535
Other receivables		988
Total assets		21,943,425

Liabilities
Payable to custodian bank	$ 3,353
Payable for investments purchased	159,997
Payable for fund shares redeemed	29,972
Accrued management fee	12,521
Other affiliated payables	2,353
Other payables and accrued expenses	2,373
Collateral on securities loaned, at value	488,640
Total liabilities		699,209

Net Assets		$ 21,244,216
Net Assets consist of:
Paid in capital		$ 12,894,155
Undistributed net investment income		9,347
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		908,422
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,432,292
Net Assets		$ 21,244,216
Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($15,345,898 ÷ 203,930 shares)		$ 75.25

Class K:
Net Asset Value, offering price and redemption price per share ($5,898,318 ÷ 78,265 shares)		$ 75.36

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2015

Investment Income
Dividends (including $1,500 earned from other affiliated issuers)		$ 176,596
Income from Fidelity Central Funds		7,687
Total income		184,283

Expenses
Management fee
Basic fee	$ 105,459
Performance adjustment	31,633
Transfer agent fees	24,727
Accounting and security lending fees	1,743
Custodian fees and expenses	340
Independent trustees' compensation	82
Registration fees	326
Audit	97
Legal	42
Interest	4
Miscellaneous	117
Total expenses before reductions	164,570
Expense reductions	(888)	163,682
Net investment income (loss)		20,601
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,234,669
Other affiliated issuers	(3,573)
Foreign currency transactions	(793)
Total net realized gain (loss)		1,230,303
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $20)	2,175,458
Assets and liabilities in foreign currencies	(39)
Total change in net unrealized appreciation (depreciation)		2,175,419
Net gain (loss)		3,405,722
Net increase (decrease) in net assets resulting from operations		$ 3,426,323

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,601	$ 47,516
Net realized gain (loss)	1,230,303	4,690,305
Change in net unrealized appreciation (depreciation)	2,175,419	(1,368,277)
Net increase (decrease) in net assets resulting from operations	3,426,323	3,369,544
Distributions to shareholders from net investment income	(27,789)	(80,757)
Distributions to shareholders from net realized gain	(1,011,245)	(1,378,625)
Total distributions	(1,039,034)	(1,459,382)
Share transactions - net increase (decrease)	2,274,956	(5,511,393)
Total increase (decrease) in net assets	4,662,245	(3,601,231)

Net Assets
Beginning of period	16,581,971	20,183,202
End of period (including undistributed net investment income of $9,347 and undistributed net investment income of $17,541, respectively)	$ 21,244,216	$ 16,581,971

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 66.72	$ 59.65	$ 47.38	$ 48.17	$ 37.63
Income from Investment Operations
Net investment income (loss) B	.05	.15	.39	.10	(.03)
Net realized and unrealized gain (loss)	12.56	11.63	12.79	.75	10.61
Total from investment operations	12.61	11.78	13.18	.85	10.58
Distributions from net investment income	(.09)	(.24)	(.23)	(.04)	.00 E, G
Distributions from net realized gain	(3.99)	(4.47)	(.68)	(1.60)	(.04) E
Total distributions	(4.08)	(4.71)	(.91)	(1.64)	(.04)
Net asset value, end of period	$ 75.25	$ 66.72	$ 59.65	$ 47.38	$ 48.17
Total Return A	19.72%	21.07%	28.25%	2.27%	28.12%
Ratios to Average Net Assets C, F
Expenses before reductions	.89%	.80%	.76%	.90%	.94%
Expenses net of fee waivers, if any	.89%	.80%	.76%	.90%	.94%
Expenses net of all reductions	.88%	.80%	.74%	.89%	.92%
Net investment income (loss)	.07%	.23%	.75%	.21%	(.06)%
Supplemental Data
Net assets, end of period (in millions)	$ 15,346	$ 11,970	$ 12,927	$ 10,595	$ 12,024
Portfolio turnover rate D	51% H	57% H	75%	95%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 66.82	$ 59.74	$ 47.46	$ 48.21	$ 37.66
Income from Investment Operations
Net investment income (loss) B	.13	.23	.47	.17	.05
Net realized and unrealized gain (loss)	12.57	11.64	12.79	.75	10.62
Total from investment operations	12.70	11.87	13.26	.92	10.67
Distributions from net investment income	(.17)	(.33)	(.30)	(.08)	(.05) E
Distributions from net realized gain	(3.99)	(4.47)	(.68)	(1.60)	(.07) E
Total distributions	(4.16)	(4.79) I	(.98)	(1.67) H	(.12)
Net asset value, end of period	$ 75.36	$ 66.82	$ 59.74	$ 47.46	$ 48.21
Total ReturnA	19.84%	21.23%	28.42%	2.43%	28.37%
Ratios to Average Net Assets C, F
Expenses before reductions	.78%	.68%	.61%	.74%	.77%
Expenses net of fee waivers, if any	.77%	.68%	.61%	.74%	.77%
Expenses net of all reductions	.77%	.67%	.60%	.73%	.76%
Net investment income (loss)	.19%	.36%	.89%	.37%	.11%
Supplemental Data
Net assets, end of period (in millions)	$ 5,898	$ 4,612	$ 3,506	$ 2,467	$ 1,455
Portfolio turnover rateD	51% G	57% G	75%	95%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $1.67 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $1.598 per share.

I Total distributions of $4.79 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $4.466 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. The Fund offered Class F shares during the period June 26, 2009 through November 19, 2013, and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 460,521	Adjusted transaction price	Proxy movement	2.0%	Increase
		Black scholes	Discount for lack of marketability	10.0%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$0.00 - $120.93 / $37.34	Increase
			Discount rate	15.0%	Decrease
			Put premium	38.0%	Increase
		Market comparable	Discount rate	10.0% - 30.0% / 17.1%	Decrease
			EV/Sales multiple	2.2 - 7.9 / 6.7	Increase
			EV/GMV multiple	0.4	Increase
			Discount for lack of marketability	15.0%	Decrease
			Premium rate	15.0%	Increase
			P/E multiple	14.0	Increase

* Represents the expected directional change in the fair value of the level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significant higher or lower fair value measurements.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,806,934
Gross unrealized depreciation	(441,334)
Net unrealized appreciation (depreciation) on securities	$ 7,365,600

Tax Cost	$ 14,424,327

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,114
Undistributed long-term capital gain	$ 976,571
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,365,612

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 90,358	$ 155,664
Long-term Capital Gains	948,676	1,303,718
Total	$ 1,039,034	$ 1,459,382

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind-transactions, aggregated $11,170,396 and $9,789,224, respectively.

Redemptions In-Kind. During the period, 1,878 shares of the Fund held by unaffiliated entities were redeemed for cash and investments with a value of $137,687. The net realized gain of $67,543 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Blue Chip Growth	$ 22,117.16
Class K	2,610.05
	$ 24,727

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $154 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 20,139.34%		$ 4

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $27 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $12,834. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,635, including $435 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $512 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

Annual Report

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $82 and a portion of class-level operating expenses as follows:

Amount
Blue Chip Growth	$ 292

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014 A
From net investment income
Blue Chip Growth	$ 15,581	$ 47,730
Class K	12,208	19,791
Class F	-	13,236
Total	$ 27,789	$ 80,757
From net realized gain
Blue Chip Growth	$ 722,639	$ 908,543
Class K	288,606	269,912
Class F	-	200,170
Total	$ 1,011,245	$ 1,378,625

A All Class F shares were redeemed on November 19, 2013.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Blue Chip Growth
Shares sold	45,258	30,779	$ 3,161,935	$ 1,939,078
Reinvestment of distributions	10,699	16,131	715,067	933,288
Shares redeemed	(31,433)	(84,222)B	(2,196,025)	(5,182,185)B
Net increase (decrease)	24,524	(37,312)	$ 1,680,977	$ (2,309,819)
Class K
Shares sold	26,108	17,861	$ 1,808,830	$ 1,132,520
Reinvestment of distributions	4,497	4,984	300,814	289,703
Shares redeemed	(21,373)C	(12,491)	(1,515,665)C	(788,832)
Net increase (decrease)	9,232	10,354	$ 593,979	$ 633,391

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class F
Shares sold	-	3,759	$ -	$ 226,491
Reinvestment of distributions	-	3,740	-	213,405
Shares redeemed	-	(70,205)B	-	(4,274,861)B
Net increase (decrease)	-	(62,706)	$ -	$ (3,834,965)

A All Class F shares were redeemed on November 19, 2013.

B Amount includes in-kind redemptions.

C Amount includes in-kind redemptions (See Note 4: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 24, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay on September 14, 2015, to shareholders of record at the opening of business on September 11, 2015, a distribution of $3.444 per share derived from capital gains realized from sales of portfolio securities; and a dividend of $0.026 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $1,186,669,842 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Blue Chip Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

Annual Report

**Historical Management Fees (BP) vs. Competitive Medians (BP):**

Blue Chip Growth
Blue Chip Growth including Perf. Fee
Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
80
80
80
80
80
70
66
64
64
63
69
56
69
56
62
56
55
57
55
66

| | 2010 | 2011 | 2012 | 2013 | 2014 |
|---|---|---|---|---|---|
| TMG % | 10% | 10% | 11% | 9% | 10% |
| Funds | 1,128 | 1,084 | 1,077 | 1,053 | 1,076 |
| ASPG Quartile | 1st | 1st | 2nd | 2nd | 2nd |

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection

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BCF-UANN-0915
1.789244.112

Fidelity®

Blue Chip Growth

Fund -
Class K

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K A	19.84%	19.66%	10.09%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Blue Chip Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class K on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Sonu Kalra: For the year, the fund's share classes handily outperformed the 16.08% gain of the benchmark Russell 1000® Growth Index. (For specific class-level results, please see the Performance section of this report.) Versus the benchmark, both stock selection and sector positioning provided a strong lift. Picks within information technology, health care and consumer discretionary were particularly helpful. The last category produced the largest individual contributor for the year: e-commerce giant Amazon.com. The fund held a substantial overweighting in the stock, which also was one of the fund's largest holdings. Strong first-quarter revenue growth of 15%, as well as profitability that exceeded investors' expectations, helped to lift the stock. In addition, for the first time Amazon provided financials for its decade-old cloud division, which included revenue growth of nearly 50% from the same period a year earlier. The firm also reported that it was on pace to generate at least $5 billion in sales this year. Turning to detractors, picks in consumer staples dragged on results the most, especially an overweighting in Keurig Green Mountain. The stock was hurt by lower-than-expected revenue related to a double-digit sales slide for its home-brewing machines. In addition, Keurig announced downside earnings guidance for consecutive quarters.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Blue Chip Growth	.88%
Actual		$ 1,000.00	$ 1,108.60	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Class K	.78%
Actual		$ 1,000.00	$ 1,109.10	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.4	6.6
Google, Inc. Class A	4.3	2.7
Amazon.com, Inc.	3.9	2.9
Facebook, Inc. Class A	2.9	2.4
Gilead Sciences, Inc.	2.2	2.6
Google, Inc. Class C	2.0	2.2
The Walt Disney Co.	2.0	1.5
Salesforce.com, Inc.	1.8	1.4
Home Depot, Inc.	1.8	1.9
Visa, Inc. Class A	1.8	1.7
	29.1
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	34.2	33.4
Consumer Discretionary	24.9	23.3
Health Care	18.0	16.4
Consumer Staples	9.8	9.8
Industrials	5.5	8.3
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 98.1%		Stocks 98.6%
	Convertible Securities 1.9%		Convertible Securities 1.4%
	Short-Term Investments and Net Other Assets (Liabilities)† 0.0%		Short-Term Investments and Net Other Assets (Liabilities)† 0.0%
* Foreign investments	12.5%	** Foreign investments	12.2%
†Amount represents less than 0.1%.

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 24.8%
Auto Components - 0.2%
Magna International, Inc. Class A (sub. vtg.)	484,850	$ 26,344
Motherson Sumi Systems Ltd.	787,172	4,274
Motherson Sumi Systems Ltd.	393,586	2,137
		32,755
Automobiles - 1.4%
General Motors Co.	487,500	15,361
Mahindra & Mahindra Ltd. (a)	247,500	5,274
Renault SA	240,600	22,138
Tesla Motors, Inc. (a)(d)	943,456	251,101
		293,874
Diversified Consumer Services - 0.0%
2U, Inc. (a)	27,917	896
Houghton Mifflin Harcourt Co. (a)	184,900	4,831
		5,727
Hotels, Restaurants & Leisure - 5.3%
Buffalo Wild Wings, Inc. (a)	414,138	80,997
Chipotle Mexican Grill, Inc. (a)	273,917	203,309
Dave & Buster's Entertainment, Inc.	878,400	34,082
Domino's Pizza, Inc.	397,600	45,263
Hilton Worldwide Holdings, Inc.	1,915,700	51,437
Jubilant Foodworks Ltd. (a)	225,049	6,444
Las Vegas Sands Corp.	204,500	11,460
McDonald's Corp.	2,437,500	243,409
Panera Bread Co. Class A (a)	138,656	28,302
Papa John's International, Inc.	457,000	34,531
Starbucks Corp.	5,153,644	298,551
Starwood Hotels & Resorts Worldwide, Inc.	100,900	8,018
Whitbread PLC	305,594	24,768
Wingstop, Inc.	214,500	7,353
Yum! Brands, Inc.	404,900	35,534
Zoe's Kitchen, Inc. (a)(d)	336,600	15,097
		1,128,555
Household Durables - 1.7%
D.R. Horton, Inc.	1,195,800	35,503
GoPro, Inc. Class A (a)(d)	1,720,200	106,824
Jarden Corp. (a)	626,600	34,463
Sony Corp. (a)	1,574,800	44,640
Sony Corp. sponsored ADR (a)	835,200	23,678
Tempur Sealy International, Inc. (a)	175,600	13,267
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
TRI Pointe Homes, Inc. (a)	1,715,500	$ 25,389
Whirlpool Corp.	484,200	86,057
		369,821
Internet & Catalog Retail - 5.6%
Amazon.com, Inc. (a)	1,532,868	821,847
Ctrip.com International Ltd. sponsored ADR (a)	352,484	25,231
Groupon, Inc. Class A (a)(d)	7,317,800	35,272
JD.com, Inc. sponsored ADR (a)	478,800	15,815
Jumei International Holding Ltd. sponsored ADR (a)	298,900	5,592
MakeMyTrip Ltd. (a)	203,800	2,975
Netflix, Inc. (a)	859,361	98,234
Priceline Group, Inc. (a)	120,700	150,099
The Honest Co., Inc. (h)	150,143	6,870
Vipshop Holdings Ltd. ADR (a)	1,087,600	21,197
		1,183,132
Leisure Products - 0.1%
Hasbro, Inc.	80,300	6,323
MCBC Holdings, Inc.	70,729	1,082
NJOY, Inc. (a)(h)	1,178,168	0
Spin Master Corp. (a)	416,000	5,802
		13,207
Media - 2.3%
Comcast Corp. Class A	195,100	12,176
DreamWorks Animation SKG, Inc. Class A (a)	162,100	3,908
Liberty Global PLC Class C (a)	79,000	3,882
Liberty LiLac Group Class C (a)	3,950	168
Live Nation Entertainment, Inc. (a)	78,600	2,061
Naspers Ltd. Class N	203,000	28,403
Starz Series A (a)	327,200	13,235
The Walt Disney Co.	3,521,900	422,628
		486,461
Multiline Retail - 1.3%
B&M European Value Retail S.A.	3,831,367	21,342
Burlington Stores, Inc. (a)	494,200	27,201
Dollar Tree, Inc. (a)	641,200	50,033
Ollie's Bargain Outlet Holdings, Inc.	75,700	1,485
Target Corp.	2,110,123	172,714
		272,775
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 4.6%
Abercrombie & Fitch Co. Class A	94,700	$ 1,903
Advance Auto Parts, Inc.	13,800	2,404
Boot Barn Holdings, Inc.	188,600	5,960
Finish Line, Inc. Class A	234,500	6,446
Five Below, Inc. (a)	738,200	27,217
H&M Hennes & Mauritz AB (B Shares)	250,369	9,960
Home Depot, Inc.	3,321,600	388,727
Inditex SA	566,956	19,411
L Brands, Inc.	988,582	79,798
Michaels Companies, Inc. (a)	632,800	16,035
Office Depot, Inc. (a)	440,700	3,526
Restoration Hardware Holdings, Inc. (a)(d)	1,767,222	179,302
Ross Stores, Inc.	1,323,126	70,337
Signet Jewelers Ltd.	52,500	6,364
Staples, Inc.	252,800	3,719
Tiffany & Co., Inc.	192,700	18,441
TJX Companies, Inc.	1,718,652	119,996
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	160,400	26,631
		986,177
Textiles, Apparel & Luxury Goods - 2.3%
Columbia Sportswear Co.	782,800	56,002
Crocs, Inc. (a)	950,300	14,948
G-III Apparel Group Ltd. (a)	313,200	22,622
Hanesbrands, Inc.	1,078,000	33,450
Kate Spade & Co. (a)	290,604	5,847
lululemon athletica, Inc. (a)(d)	890,458	55,974
NIKE, Inc. Class B	942,575	108,603
PVH Corp.	452,400	52,496
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	573,200	86,238
Tory Burch LLC unit (g)(h)	293,611	20,890
Under Armour, Inc. Class A (sub. vtg.) (a)	276,900	27,504
		484,574
TOTAL CONSUMER DISCRETIONARY		5,257,058
CONSUMER STAPLES - 9.6%
Beverages - 2.7%
Anheuser-Busch InBev SA NV ADR	421,691	50,413
Coca-Cola Bottling Co. Consolidated	31,100	5,038
Constellation Brands, Inc. Class A (sub. vtg.)	233,600	28,037
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Kweichow Moutai Co. Ltd.	239,587	$ 7,980
Monster Beverage Corp. (a)	1,121,735	172,242
PepsiCo, Inc.	1,026,854	98,937
The Coca-Cola Co.	5,225,152	214,649
United Spirits Ltd. (a)	41,658	2,412
		579,708
Food & Staples Retailing - 2.8%
Costco Wholesale Corp.	835,600	121,413
CVS Health Corp.	1,770,300	199,106
Kroger Co.	2,949,774	115,749
Rite Aid Corp. (a)	1,674,700	14,922
Sprouts Farmers Market LLC (a)	1,327,477	32,550
Tesco PLC	7,211,300	24,251
United Natural Foods, Inc. (a)	75,200	3,424
Wal-Mart de Mexico SA de CV Series V	1,543,900	3,750
Walgreens Boots Alliance, Inc.	372,500	35,995
Whole Foods Market, Inc.	1,061,710	38,646
		589,806
Food Products - 2.4%
Associated British Foods PLC	1,025,700	51,642
Blue Buffalo Pet Products, Inc.	254,400	7,108
China Modern Dairy Holdings Ltd.	7,448,000	2,411
Edita Food Industries SAE GDR (a)(f)	129,600	2,890
Freshpet, Inc. (d)	412,800	6,819
Keurig Green Mountain, Inc.	2,494,688	187,201
Mead Johnson Nutrition Co. Class A	632,094	55,871
Mondelez International, Inc.	2,467,200	111,345
Pinnacle Foods, Inc.	48,900	2,198
The Hain Celestial Group, Inc. (a)	718,200	48,823
WhiteWave Foods Co. (a)	469,669	24,244
		500,552
Personal Products - 1.6%
AMOREPACIFIC Group, Inc.	72,220	12,047
Edgewell Personal Care Co. (a)	330,600	31,642
Estee Lauder Companies, Inc. Class A	698,100	62,208
Herbalife Ltd. (a)	2,178,258	109,980
Nu Skin Enterprises, Inc. Class A (d)(e)	3,392,600	134,517
		350,394
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 0.1%
Imperial Tobacco Group PLC	205,961	$ 10,823
Reynolds American, Inc.	107,100	9,188
		20,011
TOTAL CONSUMER STAPLES		2,040,471
ENERGY - 1.2%
Energy Equipment & Services - 0.0%
U.S. Silica Holdings, Inc. (d)	150,320	3,385
Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp.	322,100	23,948
Cimarex Energy Co.	393,907	41,014
Continental Resources, Inc. (a)	529,600	17,694
EOG Resources, Inc.	698,024	53,880
Memorial Resource Development Corp. (a)	277,000	4,238
Noble Energy, Inc.	377,879	13,313
PDC Energy, Inc. (a)	49,400	2,319
Pioneer Natural Resources Co.	351,300	44,534
Rice Energy, Inc. (a)	564,200	10,184
SM Energy Co.	616,700	22,861
Whiting Petroleum Corp. (a)	1,085,900	22,250
		256,235
TOTAL ENERGY		259,620
FINANCIALS - 4.2%
Banks - 2.3%
Axis Bank Ltd. (a)	953,180	8,543
Bank of America Corp.	6,102,087	109,105
Citigroup, Inc.	2,135,590	124,847
Gree Electric Applicances, Inc. ELS (BNP Paribas Arbitrage Warrant Program) warrants 12/10/15 (f)	1,573,600	5,654
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 11/06/2015 (a)(f)	2,828,700	15,044
HDFC Bank Ltd. sponsored ADR	656,000	40,980
ICICI Bank Ltd. sponsored ADR	1,851,145	18,641
JPMorgan Chase & Co.	2,392,077	163,929
Regions Financial Corp.	818,000	8,499
		495,242
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - 1.3%
Ameriprise Financial, Inc.	184,953	$ 23,243
Bank of New York Mellon Corp.	236,500	10,264
BlackRock, Inc. Class A	177,800	59,798
Charles Schwab Corp.	705,700	24,615
Fairfax India Holdings Corp. (a)	920,000	10,442
Goldman Sachs Group, Inc.	31,300	6,419
Invesco Ltd.	611,272	23,595
Morgan Stanley	1,331,951	51,733
Northern Trust Corp.	219,100	16,759
State Street Corp.	182,700	13,988
The Blackstone Group LP	795,400	31,219
Weifu High-Technology Co. Ltd. ELS (UBS Warrant Programme) warrants 6/17/16 (f)	1,794,900	7,269
		279,344
Consumer Finance - 0.1%
Shriram Transport Finance Co. Ltd.	444,501	6,192
Springleaf Holdings, Inc. (a)	236,000	11,920
Synchrony Financial (d)	126,900	4,360
		22,472
Diversified Financial Services - 0.1%
McGraw Hill Financial, Inc.	100,100	10,185
Moody's Corp.	113,400	12,523
Multi Commodity Exchange of India Ltd. (a)	4,622	82
		22,790
Insurance - 0.0%
American International Group, Inc.	33,300	2,135
Real Estate Investment Trusts - 0.2%
Extra Space Storage, Inc.	256,400	18,851
Lamar Advertising Co. Class A	206,900	12,424
		31,275
Real Estate Management & Development - 0.1%
Parsvnath Developers Ltd. (a)(e)	21,771,340	6,516
Realogy Holdings Corp. (a)	280,867	12,785
		19,301
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	697,722	14,616
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Indiabulls Housing Finance Ltd.	604,148	$ 6,970
LIC Housing Finance Ltd.	351,944	2,746
		24,332
TOTAL FINANCIALS		896,891
HEALTH CARE - 17.9%
Biotechnology - 10.3%
Acceleron Pharma, Inc. (a)	42,500	1,217
Aduro Biotech, Inc. (d)	86,500	2,268
Agios Pharmaceuticals, Inc. (a)	194,340	21,412
Alexion Pharmaceuticals, Inc. (a)	597,096	117,891
Alkermes PLC (a)	792,100	55,463
Alnylam Pharmaceuticals, Inc. (a)	685,563	87,361
Amgen, Inc.	1,185,802	209,401
Ascendis Pharma A/S ADR	333,600	6,682
Avalanche Biotechnologies, Inc. (a)	89,800	1,322
BioCryst Pharmaceuticals, Inc. (a)	1,038,000	16,068
Biogen, Inc. (a)	930,500	296,625
BioMarin Pharmaceutical, Inc. (a)	318,704	46,617
bluebird bio, Inc. (a)	201,800	33,464
Calithera Biosciences, Inc. (d)	264,600	1,958
Catabasis Pharmaceuticals, Inc.	525,300	6,829
Celgene Corp. (a)	1,912,300	250,989
Cellectis SA sponsored ADR	67,300	2,390
Chiasma, Inc.	221,566	4,700
Chiasma, Inc.	148,000	3,488
Chiasma, Inc. warrants (a)	55,391	807
Chimerix, Inc. (a)	85,600	4,600
China Biologic Products, Inc. (a)	59,200	7,244
Cidara Therapeutics, Inc.	62,400	872
Coherus BioSciences, Inc.	367,600	12,895
DBV Technologies SA sponsored ADR (a)	108,200	4,716
Dicerna Pharmaceuticals, Inc. (a)	160,160	1,957
Dyax Corp. (a)	141,500	3,482
Esperion Therapeutics, Inc. (a)	37,800	2,344
Exelixis, Inc. (a)(d)	2,828,200	16,206
FibroGen, Inc. (d)	71,142	1,654
Gilead Sciences, Inc.	3,974,060	468,383
Incyte Corp. (a)	39,500	4,119
Intercept Pharmaceuticals, Inc. (a)	132,900	35,060
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Intrexon Corp. (a)(d)	477,059	$ 31,128
Ironwood Pharmaceuticals, Inc. Class A (a)	901,481	9,420
Isis Pharmaceuticals, Inc. (a)	126,900	6,971
Kite Pharma, Inc. (a)(d)	98,400	7,161
Merrimack Pharmaceuticals, Inc. (a)(d)	1,584,158	16,000
Neurocrine Biosciences, Inc. (a)	544,900	27,310
Novavax, Inc. (a)	442,600	5,338
ProNai Therapeutics, Inc.	295,100	8,086
Prothena Corp. PLC (a)	97,700	6,445
Radius Health, Inc. (a)	85,300	6,681
Regeneron Pharmaceuticals, Inc. (a)	383,089	212,101
Retrophin, Inc. (a)	201,500	6,396
Sage Therapeutics, Inc.	24,700	1,688
Seattle Genetics, Inc. (a)	376,400	18,018
Seres Therapeutics, Inc.	49,400	1,870
Spark Therapeutics, Inc.	17,900	1,100
Ultragenyx Pharmaceutical, Inc. (a)	59,300	7,171
uniQure B.V. (a)	303,687	7,820
Versartis, Inc. (a)	178,500	3,231
Vertex Pharmaceuticals, Inc. (a)	506,260	68,345
Xencor, Inc. (a)	111,400	2,494
ZIOPHARM Oncology, Inc. (a)(d)	1,143,546	15,278
		2,200,536
Health Care Equipment & Supplies - 0.8%
Boston Scientific Corp. (a)	2,758,800	47,838
Glaukos Corp.	190,000	6,040
Hologic, Inc. (a)	153,700	6,403
Intuitive Surgical, Inc. (a)	121,207	64,624
Invuity, Inc.	511,800	6,029
Medtronic PLC	272,570	21,367
Nevro Corp.	41,400	2,102
Novadaq Technologies, Inc. (a)	475,319	5,452
St. Jude Medical, Inc.	57,700	4,259
Zeltiq Aesthetics, Inc. (a)	428,900	14,733
		178,847
Health Care Providers & Services - 1.2%
Adeptus Health, Inc. Class A (a)	288,400	31,692
AmerisourceBergen Corp.	143,600	15,186
AmSurg Corp. (a)	158,400	11,364
Apollo Hospitals Enterprise Ltd. (a)	936,371	19,899
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Cardinal Health, Inc.	308,631	$ 26,227
Cigna Corp.	135,900	19,578
Diplomat Pharmacy, Inc.	128,000	5,911
Express Scripts Holding Co. (a)	46,400	4,179
HCA Holdings, Inc. (a)	781,000	72,641
McKesson Corp.	139,400	30,747
Teladoc, Inc. (a)	49,800	1,572
UnitedHealth Group, Inc.	102,300	12,419
		251,415
Health Care Technology - 0.3%
athenahealth, Inc. (a)	75,975	10,633
Castlight Health, Inc. Class B (a)(d)	513,500	3,687
Cerner Corp. (a)	558,718	40,071
Evolent Health, Inc.	243,600	5,196
		59,587
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	151,735	33,275
Lonza Group AG	38,158	5,532
		38,807
Pharmaceuticals - 5.1%
AbbVie, Inc.	1,021,700	71,529
Achaogen, Inc. (a)	329,000	2,372
Allergan PLC (a)	1,140,055	377,529
Bristol-Myers Squibb Co.	2,284,100	149,928
CSPC Pharmaceutical Group Ltd.	2,126,000	1,947
Dermira, Inc.	315,700	7,129
Eli Lilly & Co.	365,400	30,880
Endo Health Solutions, Inc. (a)	66,800	5,848
GW Pharmaceuticals PLC ADR (a)	263,866	30,215
Jazz Pharmaceuticals PLC (a)	141,100	27,125
Mallinckrodt PLC (a)	202,600	25,114
Relypsa, Inc. (a)	104,900	3,473
Shire PLC sponsored ADR	275,259	73,442
Tetraphase Pharmaceuticals, Inc. (a)	215,700	10,257
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,281,000	88,415
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Valeant Pharmaceuticals International, Inc. (Canada) (a)	642,400	$ 164,705
ZS Pharma, Inc. (a)	216,200	12,914
		1,082,822
TOTAL HEALTH CARE		3,812,014
INDUSTRIALS - 5.4%
Aerospace & Defense - 1.3%
General Dynamics Corp.	43,700	6,516
Honeywell International, Inc.	1,041,600	109,420
Huntington Ingalls Industries, Inc.	78,800	9,252
The Boeing Co.	1,059,426	152,737
TransDigm Group, Inc. (a)	18,300	4,141
		282,066
Air Freight & Logistics - 0.3%
FedEx Corp.	264,378	45,320
United Parcel Service, Inc. Class B	43,800	4,483
XPO Logistics, Inc. (a)(d)	516,700	22,399
		72,202
Airlines - 0.9%
American Airlines Group, Inc.	1,871,393	75,043
Azul-Linhas Aereas Brasileiras warrants (a)(h)	165,571	0
Delta Air Lines, Inc.	635,300	28,169
Southwest Airlines Co.	624,002	22,589
Spirit Airlines, Inc. (a)	772,100	46,187
United Continental Holdings, Inc. (a)	290,000	16,353
Wizz Air Holdings PLC	270,524	6,966
		195,307
Building Products - 0.3%
A.O. Smith Corp.	274,254	19,697
Caesarstone Sdot-Yam Ltd.	254,100	18,229
Continental Building Products, Inc. (a)	1,019,000	21,644
Lennox International, Inc.	19,800	2,338
Toto Ltd.	470,000	7,660
		69,568
Commercial Services & Supplies - 0.2%
Interface, Inc.	1,258,200	32,675
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.0%
Beijing Urban Consolidated & Development Group Ltd. (H Shares)	2,494,000	$ 2,217
Larsen & Toubro Ltd. (a)	204,799	5,733
		7,950
Electrical Equipment - 0.4%
Acuity Brands, Inc.	187,300	37,683
SolarCity Corp. (a)(d)	813,632	47,191
		84,874
Industrial Conglomerates - 0.6%
Danaher Corp.	632,200	57,884
General Electric Co.	2,563,700	66,913
		124,797
Machinery - 0.3%
Eicher Motors Ltd. (a)	14,288	4,258
Ingersoll-Rand PLC	465,784	28,599
Manitowoc Co., Inc.	125,200	2,212
Middleby Corp. (a)	39,700	4,871
Pentair PLC	61,700	3,752
Rational AG	6,060	2,368
Zhengzhou Yutong Bus Co. Ltd.	1,652,100	5,151
		51,211
Professional Services - 0.3%
Equifax, Inc.	42,900	4,381
Huron Consulting Group, Inc. (a)	193,220	14,776
Manpower, Inc.	425,100	38,463
Verisk Analytics, Inc. (a)	109,300	8,537
WageWorks, Inc. (a)	61,700	3,082
		69,239
Road & Rail - 0.4%
Canadian Pacific Railway Ltd. (d)	182,800	29,427
Container Corp. of India Ltd.	242,276	6,216
J.B. Hunt Transport Services, Inc.	570,000	47,948
		83,591
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	1,854,400	66,388
United Rentals, Inc. (a)	154,600	10,357
		76,745
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Transportation Infrastructure - 0.0%
Qingdao Port International Co. Ltd.	3,284,000	$ 2,110
TOTAL INDUSTRIALS		1,152,335
INFORMATION TECHNOLOGY - 32.9%
Communications Equipment - 0.3%
CommScope Holding Co., Inc. (a)	207,800	6,519
Palo Alto Networks, Inc. (a)	145,991	27,130
QUALCOMM, Inc.	435,400	28,035
		61,684
Electronic Equipment & Components - 0.2%
Fitbit, Inc. (d)	685,200	32,616
Jabil Circuit, Inc.	598,700	12,124
		44,740
Internet Software & Services - 12.1%
58.com, Inc. ADR (a)	173,700	10,316
Akamai Technologies, Inc. (a)	499,830	38,342
Alibaba Group Holding Ltd. sponsored ADR	1,308,300	102,492
Baidu.com, Inc. sponsored ADR (a)	12,500	2,158
Criteo SA sponsored ADR (a)	63,487	3,379
Dropbox, Inc. (a)(h)	1,003,814	16,824
eBay, Inc. (a)	262,700	7,387
Facebook, Inc. Class A (a)	6,501,501	611,206
Gogo, Inc. (a)(d)	1,570,900	28,638
Google, Inc.:
Class A (a)	1,393,954	916,525
Class C	693,337	433,759
HomeAway, Inc. (a)	1,269,500	38,136
Info Edge India Ltd.	661,765	8,612
Just Dial Ltd.	578,216	9,757
JUST EAT Ltd. (a)	3,090,962	21,046
NetEase, Inc. sponsored ADR	182,500	25,300
New Relic, Inc.	175,317	6,101
Rackspace Hosting, Inc. (a)	1,296,301	44,113
Tencent Holdings Ltd.	3,180,100	59,247
Twitter, Inc. (a)	4,222,800	130,949
Yahoo!, Inc. (a)	1,411,576	51,762
Youku Tudou, Inc. ADR (a)	640,200	12,420
		2,578,469
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 4.5%
Alliance Data Systems Corp. (a)	39,000	$ 10,727
Cognizant Technology Solutions Corp. Class A (a)	3,786,554	238,932
EOH Holdings Ltd.	181,500	2,473
MasterCard, Inc. Class A	2,756,100	268,444
PayPal Holdings, Inc. (a)	262,700	10,166
Sabre Corp.	1,063,400	28,286
Total System Services, Inc.	164,800	7,617
Visa, Inc. Class A	5,116,896	385,507
		952,152
Semiconductors & Semiconductor Equipment - 4.5%
Ambarella, Inc. (a)(d)	199,800	23,151
Analog Devices, Inc.	3,367,821	196,445
Atmel Corp.	1,138,100	9,423
Avago Technologies Ltd.	1,079,300	135,064
Broadcom Corp. Class A	1,606,100	81,285
Cavium, Inc. (a)	952,301	64,566
Cirrus Logic, Inc. (a)	2,136,500	70,526
Maxim Integrated Products, Inc.	238,800	8,129
Micron Technology, Inc. (a)	229,900	4,255
Monolithic Power Systems, Inc.	189,704	9,810
NVIDIA Corp.	1,274,870	25,434
NXP Semiconductors NV (a)	2,766,207	268,294
Qorvo, Inc. (a)	458,986	26,598
Skyworks Solutions, Inc.	249,900	23,908
		946,888
Software - 4.8%
Activision Blizzard, Inc.	4,806,016	123,947
Adobe Systems, Inc. (a)	962,950	78,952
Appirio, Inc. (h)	87,529	434
Citrix Systems, Inc. (a)	60,900	4,605
Electronic Arts, Inc. (a)	1,754,200	125,513
Fortinet, Inc. (a)	492,496	23,512
HubSpot, Inc.	52,500	2,832
Intuit, Inc.	201,700	21,334
Micro Focus International PLC	103,400	2,257
Mobileye NV (a)	209,400	12,585
Nintendo Co. Ltd.	288,800	50,823
Paycom Software, Inc. (a)	174,200	5,574
Playtech Ltd.	159,408	2,257
Qlik Technologies, Inc. (a)	893,800	36,163
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Rapid7, Inc.	33,300	$ 765
Red Hat, Inc. (a)	436,200	34,495
Salesforce.com, Inc. (a)	5,329,007	390,616
Splunk, Inc. (a)	99,400	6,952
Tableau Software, Inc. (a)	424,500	44,462
Take-Two Interactive Software, Inc. (a)	225,000	7,106
Workday, Inc. Class A (a)	78,800	6,645
Workiva, Inc. (d)	139,200	2,031
Zendesk, Inc. (a)	521,400	10,756
Zynga, Inc. (a)	6,076,283	15,069
		1,009,685
Technology Hardware, Storage & Peripherals - 6.5%
Apple, Inc.	11,249,709	1,364,597
Nimble Storage, Inc. (a)	662,600	18,301
SanDisk Corp.	112,800	6,801
		1,389,699
TOTAL INFORMATION TECHNOLOGY		6,983,317
MATERIALS - 1.9%
Chemicals - 1.6%
Agrium, Inc.	129,200	13,218
Air Products & Chemicals, Inc.	64,500	9,192
Ashland, Inc.	147,900	16,908
CF Industries Holdings, Inc.	2,305,300	136,474
E.I. du Pont de Nemours & Co.	1,295,100	72,215
Eastman Chemical Co.	53,300	4,179
Monsanto Co.	590,300	60,146
Potash Corp. of Saskatchewan, Inc.	657,800	17,895
PPG Industries, Inc.	69,800	7,565
Syngenta AG sponsored ADR	46,900	3,862
		341,654
Construction Materials - 0.1%
Eagle Materials, Inc.	218,700	16,871
Prism Cement Ltd. (a)	2,498,232	4,195
Shree Cement Ltd. (a)	10,816	1,931
		22,997
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - 0.2%
Sealed Air Corp.	509,700	$ 27,101
WestRock Co.	67,600	4,263
		31,364
Metals & Mining - 0.0%
Compass Minerals International, Inc.	3,736	299
TOTAL MATERIALS		396,314
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Bharti Infratel Ltd.	4,948,490	34,619
UTILITIES - 0.0%
Electric Utilities - 0.0%
Power Grid Corp. of India Ltd.	757,980	1,696
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. (a)	211,432	5,508
TOTAL UTILITIES		7,204
TOTAL COMMON STOCKS (Cost $13,536,286)		20,839,843
Preferred Stocks - 1.9%

Convertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 0.1%
Internet & Catalog Retail - 0.1%
Meituan Corp. Series D (h)	1,581,852	12,291
The Honest Co., Inc. Series C (h)	350,333	16,029
		28,320
Leisure Products - 0.0%
NJOY, Inc.:
Series C (a)(h)	607,766	302
Series D (a)(h)	149,114	74
		376
TOTAL CONSUMER DISCRETIONARY		28,696
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (h)	780,377	$ 10,400
Food Products - 0.1%
BLUE BOTTLE Coffee, Inc. Series C (h)	632,822	21,086
Tobacco - 0.0%
PAX Labs, Inc. Series C (h)	2,555,833	9,840
TOTAL CONSUMER STAPLES		41,326
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (h)	3,552,125	10,114
HEALTH CARE - 0.1%
Biotechnology - 0.1%
CytomX Therapeutics, Inc. Series D (h)	23,852,048	3,538
Gensight Biologics Series B (h)	1,059,505	3,235
Immunocore Ltd. Series A (h)	11,275	2,129
Pronutria Biosciences, Inc. Series C (h)	545,634	5,500
		14,402
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (h)	97,277	7,535
Airlines - 0.0%
Azul-Linhas Aereas Brasileiras Series B (a)(h)	165,571	5,803
Professional Services - 0.1%
YourPeople, Inc. Series C (h)	692,196	10,314
TOTAL INDUSTRIALS		23,652
INFORMATION TECHNOLOGY - 1.3%
Internet Software & Services - 1.0%
Uber Technologies, Inc.:
Series D, 8.00% (a)(h)	5,156,948	204,421
Series E, 8.00% (h)	102,648	4,069
		208,490
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
IT Services - 0.1%
AppNexus, Inc. Series E (h)	646,522	$ 17,805
Nutanix, Inc. Series E (h)	482,746	7,685
		25,490
Software - 0.2%
Appirio, Inc. Series E (h)	612,702	3,039
Cloudera, Inc. Series F (a)(h)	186,078	6,109
Cloudflare, Inc. Series D (h)	696,025	4,903
Dataminr, Inc. Series D (h)	277,250	3,535
Delphix Corp. Series D (h)	675,445	6,079
Snapchat, Inc. Series F (h)	661,195	20,312
Taboola.Com Ltd. Series E (h)	634,902	3,505
		47,482
TOTAL INFORMATION TECHNOLOGY		281,462
TOTAL CONVERTIBLE PREFERRED STOCKS		399,652
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	41,700	8,353
TOTAL PREFERRED STOCKS (Cost $277,814)		408,005
Money Market Funds - 2.6%

Fidelity Cash Central Fund, 0.17% (b)	53,438,973	53,439
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	488,639,941	488,640
TOTAL MONEY MARKET FUNDS (Cost $542,079)		542,079
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $14,356,179)		21,789,927
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(545,711)
NET ASSETS - 100%		$ 21,244,216
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,857,000 or 0.1% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $444,671,000 or 2.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Appirio, Inc.	2/12/15	$ 625
Appirio, Inc. Series E	2/12/15	$ 4,375
AppNexus, Inc. Series E	8/1/14	$ 12,951
Azul-Linhas Aereas Brasileiras Series B	12/24/13	$ 7,023
Azul-Linhas Aereas Brasileiras warrants	12/24/13	$ 0*
Blue Apron, Inc. Series D	5/18/15	$ 10,400
BLUE BOTTLE Coffee, Inc. Series C	5/29/15	$ 21,086
Cloudera, Inc. Series F	2/5/14	$ 2,709
Cloudflare, Inc. Series D	11/5/14 - 6/24/15	$ 4,349
CytomX Therapeutics, Inc. Series D	6/12/15	$ 3,538
Dataminr, Inc. Series D	3/6/15	$ 3,535
Delphix Corp. Series D	7/10/15	$ 6,079
Dropbox, Inc.	5/2/12	$ 9,084
Gensight Biologics Series B	7/2/15	$ 3,266
Security	Acquisition Date	Acquisition Cost (000s)
Immunocore Ltd. Series A	7/27/15	$ 2,122
Meituan Corp. Series D	1/26/15	$ 10,000
NJOY, Inc.	9/11/13	$ 9,520
NJOY, Inc. Series C	6/7/13	$ 4,913
NJOY, Inc. Series D	2/14/14	$ 2,524
Nutanix, Inc. Series E	8/26/14	$ 6,467
Oportun Finance Corp. Series H	2/6/15	$ 10,114
PAX Labs, Inc. Series C	5/22/15	$ 9,840
Pronutria Biosciences, Inc. Series C	1/30/15	$ 5,500
Snapchat, Inc. Series F	3/25/15	$ 20,312
Security	Acquisition Date	Acquisition Cost (000s)
Space Exploration Technologies Corp. Series G	1/20/15	$ 7,535
Taboola.Com Ltd. Series E	12/22/14	$ 6,619
The Honest Co., Inc.	8/21/14	$ 4,062
The Honest Co., Inc. Series C	8/21/14	$ 9,479
Tory Burch LLC unit	5/14/15	$ 20,890
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 80,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$ 3,420
YourPeople, Inc. Series C	5/1/15	$ 10,314
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 52
Fidelity Securities Lending Cash Central Fund	7,635
Total	$ 7,687
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Nu Skin Enterprises, Inc. Class A	$ -	$ 199,704	$ 13,224	$ 1,500	$ 134,517
Parsvnath Developers Ltd.	9,495	-	-	-	6,516
Total	$ 9,495	$ 199,704	$ 13,224	$ 1,500	$ 141,033
* Includes the value of securities delivered through in-kind transactions, if applicable.
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,294,107	$ 5,193,011	$ 44,640	$ 56,456
Consumer Staples	2,081,797	2,016,220	24,251	41,326
Energy	259,620	259,620	-	-
Financials	907,005	868,924	12,923	25,158
Health Care	3,826,416	3,806,507	4,700	15,209
Industrials	1,175,987	1,152,335	-	23,652
Information Technology	7,264,779	6,906,812	59,247	298,720
Materials	396,314	396,314	-	-
Telecommunication Services	34,619	34,619	-	-
Utilities	7,204	5,508	1,696	-
Money Market Funds	542,079	542,079	-	-
Total Investments in Securities:	$ 21,789,927	$ 21,181,949	$ 147,457	$ 460,521
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 106,211
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	128,201
Cost of Purchases	68,732
Proceeds of Sales	(4,424)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 298,720
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 127,904
Equities - Other Investments in Securities
Beginning Balance	$ 40,051
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(24,069)
Cost of Purchases	145,819
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 161,801
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ (24,069)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.5%
Ireland	2.6%
Cayman Islands	2.0%
Netherlands	1.6%
Canada	1.5%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $478,533) - See accompanying schedule: Unaffiliated issuers (cost $13,600,342)	$ 21,106,815
Fidelity Central Funds (cost $542,079)	542,079
Other affiliated issuers (cost $213,758)	141,033
Total Investments (cost $14,356,179)		$ 21,789,927
Receivable for investments sold		125,584
Receivable for fund shares sold		21,725
Dividends receivable		4,666
Distributions receivable from Fidelity Central Funds		535
Other receivables		988
Total assets		21,943,425

Liabilities
Payable to custodian bank	$ 3,353
Payable for investments purchased	159,997
Payable for fund shares redeemed	29,972
Accrued management fee	12,521
Other affiliated payables	2,353
Other payables and accrued expenses	2,373
Collateral on securities loaned, at value	488,640
Total liabilities		699,209

Net Assets		$ 21,244,216
Net Assets consist of:
Paid in capital		$ 12,894,155
Undistributed net investment income		9,347
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		908,422
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,432,292
Net Assets		$ 21,244,216
Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($15,345,898 ÷ 203,930 shares)		$ 75.25

Class K:
Net Asset Value, offering price and redemption price per share ($5,898,318 ÷ 78,265 shares)		$ 75.36

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2015

Investment Income
Dividends (including $1,500 earned from other affiliated issuers)		$ 176,596
Income from Fidelity Central Funds		7,687
Total income		184,283

Expenses
Management fee
Basic fee	$ 105,459
Performance adjustment	31,633
Transfer agent fees	24,727
Accounting and security lending fees	1,743
Custodian fees and expenses	340
Independent trustees' compensation	82
Registration fees	326
Audit	97
Legal	42
Interest	4
Miscellaneous	117
Total expenses before reductions	164,570
Expense reductions	(888)	163,682
Net investment income (loss)		20,601
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,234,669
Other affiliated issuers	(3,573)
Foreign currency transactions	(793)
Total net realized gain (loss)		1,230,303
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $20)	2,175,458
Assets and liabilities in foreign currencies	(39)
Total change in net unrealized appreciation (depreciation)		2,175,419
Net gain (loss)		3,405,722
Net increase (decrease) in net assets resulting from operations		$ 3,426,323

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,601	$ 47,516
Net realized gain (loss)	1,230,303	4,690,305
Change in net unrealized appreciation (depreciation)	2,175,419	(1,368,277)
Net increase (decrease) in net assets resulting from operations	3,426,323	3,369,544
Distributions to shareholders from net investment income	(27,789)	(80,757)
Distributions to shareholders from net realized gain	(1,011,245)	(1,378,625)
Total distributions	(1,039,034)	(1,459,382)
Share transactions - net increase (decrease)	2,274,956	(5,511,393)
Total increase (decrease) in net assets	4,662,245	(3,601,231)

Net Assets
Beginning of period	16,581,971	20,183,202
End of period (including undistributed net investment income of $9,347 and undistributed net investment income of $17,541, respectively)	$ 21,244,216	$ 16,581,971

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 66.72	$ 59.65	$ 47.38	$ 48.17	$ 37.63
Income from Investment Operations
Net investment income (loss) B	.05	.15	.39	.10	(.03)
Net realized and unrealized gain (loss)	12.56	11.63	12.79	.75	10.61
Total from investment operations	12.61	11.78	13.18	.85	10.58
Distributions from net investment income	(.09)	(.24)	(.23)	(.04)	.00 E, G
Distributions from net realized gain	(3.99)	(4.47)	(.68)	(1.60)	(.04) E
Total distributions	(4.08)	(4.71)	(.91)	(1.64)	(.04)
Net asset value, end of period	$ 75.25	$ 66.72	$ 59.65	$ 47.38	$ 48.17
Total Return A	19.72%	21.07%	28.25%	2.27%	28.12%
Ratios to Average Net Assets C, F
Expenses before reductions	.89%	.80%	.76%	.90%	.94%
Expenses net of fee waivers, if any	.89%	.80%	.76%	.90%	.94%
Expenses net of all reductions	.88%	.80%	.74%	.89%	.92%
Net investment income (loss)	.07%	.23%	.75%	.21%	(.06)%
Supplemental Data
Net assets, end of period (in millions)	$ 15,346	$ 11,970	$ 12,927	$ 10,595	$ 12,024
Portfolio turnover rate D	51% H	57% H	75%	95%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 66.82	$ 59.74	$ 47.46	$ 48.21	$ 37.66
Income from Investment Operations
Net investment income (loss) B	.13	.23	.47	.17	.05
Net realized and unrealized gain (loss)	12.57	11.64	12.79	.75	10.62
Total from investment operations	12.70	11.87	13.26	.92	10.67
Distributions from net investment income	(.17)	(.33)	(.30)	(.08)	(.05) E
Distributions from net realized gain	(3.99)	(4.47)	(.68)	(1.60)	(.07) E
Total distributions	(4.16)	(4.79) I	(.98)	(1.67) H	(.12)
Net asset value, end of period	$ 75.36	$ 66.82	$ 59.74	$ 47.46	$ 48.21
Total ReturnA	19.84%	21.23%	28.42%	2.43%	28.37%
Ratios to Average Net Assets C, F
Expenses before reductions	.78%	.68%	.61%	.74%	.77%
Expenses net of fee waivers, if any	.77%	.68%	.61%	.74%	.77%
Expenses net of all reductions	.77%	.67%	.60%	.73%	.76%
Net investment income (loss)	.19%	.36%	.89%	.37%	.11%
Supplemental Data
Net assets, end of period (in millions)	$ 5,898	$ 4,612	$ 3,506	$ 2,467	$ 1,455
Portfolio turnover rateD	51% G	57% G	75%	95%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $1.67 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $1.598 per share.

I Total distributions of $4.79 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $4.466 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. The Fund offered Class F shares during the period June 26, 2009 through November 19, 2013, and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

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3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 460,521	Adjusted transaction price	Proxy movement	2.0%	Increase
		Black scholes	Discount for lack of marketability	10.0%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$0.00 - $120.93 / $37.34	Increase
			Discount rate	15.0%	Decrease
			Put premium	38.0%	Increase
		Market comparable	Discount rate	10.0% - 30.0% / 17.1%	Decrease
			EV/Sales multiple	2.2 - 7.9 / 6.7	Increase
			EV/GMV multiple	0.4	Increase
			Discount for lack of marketability	15.0%	Decrease
			Premium rate	15.0%	Increase
			P/E multiple	14.0	Increase

* Represents the expected directional change in the fair value of the level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significant higher or lower fair value measurements.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

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3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,806,934
Gross unrealized depreciation	(441,334)
Net unrealized appreciation (depreciation) on securities	$ 7,365,600

Tax Cost	$ 14,424,327

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,114
Undistributed long-term capital gain	$ 976,571
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,365,612

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 90,358	$ 155,664
Long-term Capital Gains	948,676	1,303,718
Total	$ 1,039,034	$ 1,459,382

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3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind-transactions, aggregated $11,170,396 and $9,789,224, respectively.

Redemptions In-Kind. During the period, 1,878 shares of the Fund held by unaffiliated entities were redeemed for cash and investments with a value of $137,687. The net realized gain of $67,543 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Blue Chip Growth	$ 22,117.16
Class K	2,610.05
	$ 24,727

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $154 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 20,139.34%		$ 4

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6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $27 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $12,834. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,635, including $435 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $512 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $82 and a portion of class-level operating expenses as follows:

Amount
Blue Chip Growth	$ 292

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014 A
From net investment income
Blue Chip Growth	$ 15,581	$ 47,730
Class K	12,208	19,791
Class F	-	13,236
Total	$ 27,789	$ 80,757
From net realized gain
Blue Chip Growth	$ 722,639	$ 908,543
Class K	288,606	269,912
Class F	-	200,170
Total	$ 1,011,245	$ 1,378,625

A All Class F shares were redeemed on November 19, 2013.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Blue Chip Growth
Shares sold	45,258	30,779	$ 3,161,935	$ 1,939,078
Reinvestment of distributions	10,699	16,131	715,067	933,288
Shares redeemed	(31,433)	(84,222)B	(2,196,025)	(5,182,185)B
Net increase (decrease)	24,524	(37,312)	$ 1,680,977	$ (2,309,819)
Class K
Shares sold	26,108	17,861	$ 1,808,830	$ 1,132,520
Reinvestment of distributions	4,497	4,984	300,814	289,703
Shares redeemed	(21,373)C	(12,491)	(1,515,665)C	(788,832)
Net increase (decrease)	9,232	10,354	$ 593,979	$ 633,391

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10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Class F
Shares sold	-	3,759	$ -	$ 226,491
Reinvestment of distributions	-	3,740	-	213,405
Shares redeemed	-	(70,205)B	-	(4,274,861)B
Net increase (decrease)	-	(62,706)	$ -	$ (3,834,965)

A All Class F shares were redeemed on November 19, 2013.

B Amount includes in-kind redemptions.

C Amount includes in-kind redemptions (See Note 4: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 24, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities; and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	09/14/15	09/11/15	$0.069	$3.444

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $1,186,669,842, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Blue Chip Growth Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

BCF-K-UANN-0915
1.863112.106

Fidelity®

OTC

Portfolio

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	21.34%	20.34%	12.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio, a class of the fund, on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Gavin Baker: For the year, the fund's share classes handily outperformed the benchmark Nasdaq Composite Index®. (For specific class-level results, please see the Performance section of this report.) Both security selection and sector allocation - primarily overweighting health care and underweighting energy and industrials - aided results versus the benchmark. The only notable sector-level detraction came from choices in the consumer staples sector, where several benchmark names not owned in the fund did well, whereas overweighting Keurig Green Mountain detracted substantially. Stock picks in the consumer discretionary and information technology sectors added the most relative value by far. The fund's overweighing in Amazon.com and a non-benchmark stake in U.K.-based fast-fashion e-tailer ASOS ranked the top contributors there. Overweightings in two other retailing names, flash sellers Groupon and Zulily, rated the fund's largest individual detractors. In health care, Synageva Biopharma stock returned 217% while held in the fund; the company received a buyout offer in May from Alexion Pharmaceuticals, another fund holding. Conversely, our holdings in Puma Biotechnology returned about -59%, detracting from relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
OTC	.89%
Actual		$ 1,000.00	$ 1,094.50	$ 4.62
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46
Class K	.78%
Actual		$ 1,000.00	$ 1,095.10	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	9.2	10.4
Amazon.com, Inc.	5.7	5.8
Google, Inc. Class C	4.0	4.3
Google, Inc. Class A	3.9	4.2
Microsoft Corp.	3.5	2.0
Facebook, Inc. Class A	2.8	2.7
Activision Blizzard, Inc.	2.7	2.2
athenahealth, Inc.	2.4	2.7
Groupon, Inc. Class A	2.4	3.9
Gilead Sciences, Inc.	2.3	2.3
	38.9
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	47.2	49.9
Health Care	20.9	20.8
Consumer Discretionary	16.6	17.5
Consumer Staples	6.4	3.6
Financials	4.0	3.1
Asset Allocation (% of fund's net assets)
As of July 31, 2015 *		As of January 31, 2015 **
	Stocks 97.4%		Stocks 98.1%
	Convertible Securities 2.4%		Convertible Securities 1.9%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities) 0.0%
* Foreign investments	9.6%	** Foreign investments	12.4%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.3%
Automobiles - 1.9%
Tesla Motors, Inc. (a)(d)	963,399	$ 256,409
Diversified Consumer Services - 0.2%
2U, Inc. (a)	793,541	25,465
Hotels, Restaurants & Leisure - 1.8%
Buffalo Wild Wings, Inc. (a)	220,700	43,165
Intrawest Resorts Holdings, Inc. (a)	751,535	7,493
Panera Bread Co. Class A (a)	531,500	108,490
Starbucks Corp.	1,306,820	75,704
Vail Resorts, Inc.	88,400	9,697
Wingstop, Inc.	7,100	243
Wynn Resorts Ltd.	15	2
		244,794
Household Durables - 0.4%
Garmin Ltd. (d)	818,100	34,287
GoPro, Inc. Class A (a)(d)	248,100	15,407
		49,694
Internet & Catalog Retail - 10.2%
Amazon.com, Inc. (a)	1,449,898	777,363
ASOS PLC ADR (a)(d)	383,452	20,162
Etsy, Inc. (d)	1,933,875	40,302
Groupon, Inc. Class A (a)(d)(e)	65,822,881	317,266
Ocado Group PLC (a)	245,400	1,521
Wayfair LLC Class A (d)	2,862,168	106,787
zulily, Inc. Class A (a)(d)	8,568,800	113,194
		1,376,595
Leisure Products - 0.0%
MCBC Holdings, Inc.	139,300	2,131
Media - 0.8%
Charter Communications, Inc. Class A (a)(d)	313,100	58,193
Liberty Global PLC Class A (a)	483,600	25,370
Liberty LiLac Group Class A (a)	24,180	1,034
Twenty-First Century Fox, Inc. Class A	738,000	25,454
		110,051
Specialty Retail - 0.4%
Ross Stores, Inc.	1,036,000	55,074
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	15	2
		55,076
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.6%
lululemon athletica, Inc. (a)	571,346	$ 35,915
LVMH Moet Hennessy - Louis Vuitton SA ADR (d)	1,308,700	48,867
		84,782
TOTAL CONSUMER DISCRETIONARY		2,204,997
CONSUMER STAPLES - 6.3%
Beverages - 0.5%
Monster Beverage Corp. (a)	446,100	68,499
Food & Staples Retailing - 3.0%
Costco Wholesale Corp.	1,619,650	235,335
Sprouts Farmers Market LLC (a)	2,677,800	65,660
Walgreens Boots Alliance, Inc.	576,600	55,717
Whole Foods Market, Inc.	1,376,900	50,119
		406,831
Food Products - 2.8%
Blue Buffalo Pet Products, Inc.	57,700	1,612
Danone SA sponsored ADR	3,735,524	50,878
Diamond Foods, Inc. (a)	95	3
Keurig Green Mountain, Inc.	2,397,746	179,927
Mondelez International, Inc.	3,292,600	148,595
		381,015
TOTAL CONSUMER STAPLES		856,345
ENERGY - 1.4%
Energy Equipment & Services - 0.1%
Oceaneering International, Inc.	322,400	12,902
Oil, Gas & Consumable Fuels - 1.3%
Anadarko Petroleum Corp.	31,300	2,327
Carrizo Oil & Gas, Inc. (a)	26,300	1,003
Diamondback Energy, Inc.	1,007,700	67,818
EOG Resources, Inc.	668,900	51,632
Noble Energy, Inc.	1,397,600	49,237
		172,017
TOTAL ENERGY		184,919
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 3.8%
Banks - 2.8%
Bank of America Corp.	3,728,500	$ 66,666
Citigroup, Inc.	1,189,200	69,521
Commerce Bancshares, Inc.	772,295	36,367
Fifth Third Bancorp	533,400	11,239
Huntington Bancshares, Inc.	230,700	2,692
JPMorgan Chase & Co.	759,500	52,049
Signature Bank (a)	270,100	39,324
UMB Financial Corp.	549,500	30,124
Wells Fargo & Co.	1,323,200	76,574
		384,556
Capital Markets - 0.3%
Carlyle Group LP	630,500	16,778
Northern Trust Corp.	320,900	24,546
		41,324
Consumer Finance - 0.7%
Capital One Financial Corp.	1,075,500	87,438
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (f)	29,911	984
TOTAL FINANCIALS		514,302
HEALTH CARE - 20.7%
Biotechnology - 16.1%
Acceleron Pharma, Inc. (a)	164,200	4,703
Adaptimmune Therapeutics PLC sponsored ADR	594,600	8,949
Aduro Biotech, Inc. (d)	55,900	1,466
Aduro Biotech, Inc.	1,938,567	45,746
Alexion Pharmaceuticals, Inc. (a)	1,115,989	220,341
Alkermes PLC (a)	905,536	63,406
Alnylam Pharmaceuticals, Inc. (a)	139,200	17,738
Amgen, Inc.	424,200	74,909
Anacor Pharmaceuticals, Inc. (a)	133,200	19,872
Array BioPharma, Inc. (a)(d)	6,768,400	39,324
Avalanche Biotechnologies, Inc. (a)	996,552	14,669
Bellicum Pharmaceuticals, Inc. (d)	983,400	20,012
BioCryst Pharmaceuticals, Inc. (a)	2,910,964	45,062
Biogen, Inc. (a)	316,100	100,766
BioMarin Pharmaceutical, Inc. (a)	626,756	91,676
Blueprint Medicines Corp.	164,834	4,454
Celldex Therapeutics, Inc. (a)	1,283,885	30,235
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Cellectis SA sponsored ADR	249,800	$ 8,870
Chiasma, Inc.	102,900	2,425
Chimerix, Inc. (a)	55,200	2,966
Cidara Therapeutics, Inc.	40,300	563
Clovis Oncology, Inc. (a)	1,053,954	88,985
Coherus BioSciences, Inc.	440,306	15,446
Dicerna Pharmaceuticals, Inc. (a)	316,729	3,870
Dyax Corp. (a)	1,021,100	25,129
Exelixis, Inc. (a)	693,121	3,972
Foundation Medicine, Inc. (a)	5	0
Galapagos Genomics NV sponsored ADR	786,600	47,707
Genocea Biosciences, Inc. (a)	852,070	11,077
Gilead Sciences, Inc.	2,602,199	306,695
Heron Therapeutics, Inc. (a)	242,500	7,842
Intercept Pharmaceuticals, Inc. (a)	310,319	81,865
Ironwood Pharmaceuticals, Inc. Class A (a)	3,166,642	33,091
Isis Pharmaceuticals, Inc. (a)	83,049	4,562
Juno Therapeutics, Inc. (d)	587,724	28,751
Karyopharm Therapeutics, Inc. (a)	616,858	12,658
Lion Biotechnologies, Inc. (a)(d)(e)	3,012,600	25,788
Medivation, Inc. (a)	1,113,004	117,233
Novavax, Inc. (a)	2,849,200	34,361
Ophthotech Corp. (a)	883,500	59,804
Otonomy, Inc.	217,345	5,601
OvaScience, Inc. (a)(d)	977,313	27,853
Portola Pharmaceuticals, Inc. (a)(e)	2,836,107	140,217
ProNai Therapeutics, Inc.	31,600	866
PTC Therapeutics, Inc. (a)	169,766	8,694
Puma Biotechnology, Inc. (a)	946,587	85,761
Sage Therapeutics, Inc.	15,900	1,087
Seattle Genetics, Inc. (a)(d)	1,648,886	78,932
Spark Therapeutics, Inc. (d)	32,300	1,985
TESARO, Inc. (a)	465,800	27,016
Trevena, Inc. (a)(e)	3,354,221	19,522
Ultragenyx Pharmaceutical, Inc. (a)	295,105	35,687
uniQure B.V. (a)	304,700	7,846
Versartis, Inc. (a)(d)	508,600	9,206
XOMA Corp. (a)(d)	1,989,413	1,453
		2,178,714
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.5%
HeartWare International, Inc. (a)	22,300	$ 2,023
IDEXX Laboratories, Inc. (a)	407,204	29,616
Inogen, Inc. (a)	36,400	1,618
Novadaq Technologies, Inc. (a)	2,702,756	31,001
		64,258
Health Care Providers & Services - 0.3%
Accretive Health, Inc. (a)(e)	7,198,902	18,789
Diplomat Pharmacy, Inc. (d)	556,700	25,708
Teladoc, Inc. (a)	31,700	1,001
		45,498
Health Care Technology - 2.6%
athenahealth, Inc. (a)(d)(e)	2,339,204	327,395
Castlight Health, Inc. Class B (a)(d)	64,300	462
Veeva Systems, Inc. Class A (a)(d)	1,023,800	27,561
		355,418
Life Sciences Tools & Services - 0.0%
NantKwest, Inc.	53,100	1,625
Pharmaceuticals - 1.2%
Achaogen, Inc. (a)(d)	833,100	6,007
Flex Pharma, Inc.	473,196	7,377
GW Pharmaceuticals PLC ADR (a)	128,127	14,672
Intra-Cellular Therapies, Inc. (a)	259,500	7,551
Jazz Pharmaceuticals PLC (a)	134,700	25,895
Relypsa, Inc. (a)	535,600	17,734
Shire PLC sponsored ADR	288,900	77,081
Tetraphase Pharmaceuticals, Inc. (a)	27,300	1,298
Theravance, Inc.	79	1
		157,616
TOTAL HEALTH CARE		2,803,129
INDUSTRIALS - 2.6%
Airlines - 1.2%
American Airlines Group, Inc.	3,952,500	158,495
Commercial Services & Supplies - 0.2%
Regus PLC	2,388,800	10,475
Stericycle, Inc. (a)	144,600	20,384
		30,859
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.7%
SolarCity Corp. (a)(d)	1,538,948	$ 89,259
Professional Services - 0.1%
TriNet Group, Inc. (a)	595,100	15,996
WageWorks, Inc. (a)	100,353	5,013
		21,009
Road & Rail - 0.4%
J.B. Hunt Transport Services, Inc.	654,080	55,021
TOTAL INDUSTRIALS		354,643
INFORMATION TECHNOLOGY - 45.8%
Communications Equipment - 2.1%
Cisco Systems, Inc.	1,395,000	39,646
QUALCOMM, Inc.	3,874,153	249,457
		289,103
Electronic Equipment & Components - 0.1%
Littelfuse, Inc.	73,900	6,799
Internet Software & Services - 17.6%
58.com, Inc. ADR (a)	25,300	1,503
Alibaba Group Holding Ltd. sponsored ADR	1,699,200	133,115
Baidu.com, Inc. sponsored ADR (a)	101,500	17,525
Cornerstone OnDemand, Inc. (a)	1,653,782	59,635
Criteo SA sponsored ADR (a)(e)	5,475,671	291,470
Cvent, Inc. (a)	170,200	4,582
Demandware, Inc. (a)	11,300	854
Dropbox, Inc. (a)(f)	331,524	5,556
Facebook, Inc. Class A (a)	4,050,038	380,744
Google, Inc.:
Class A (a)	801,227	526,807
Class C	868,269	543,198
JUST EAT Ltd. (a)	243,200	1,656
LinkedIn Corp. Class A (a)	463,200	94,150
Marketo, Inc. (a)(d)	1,978,078	60,153
Opower, Inc. (a)(d)	1,080,100	10,855
Rackspace Hosting, Inc. (a)	4,642,030	157,968
Shopify, Inc. Class A (d)	16,900	632
Twitter, Inc. (a)	1,194,700	37,048
Wix.com Ltd. (a)	358,405	10,035
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Yahoo!, Inc. (a)	881,400	$ 32,321
Zillow Group, Inc. (a)(d)	128,300	10,456
		2,380,263
Semiconductors & Semiconductor Equipment - 4.0%
Analog Devices, Inc.	412,700	24,073
Applied Micro Circuits Corp. (a)	450,050	2,795
Avago Technologies Ltd.	237,300	29,696
Broadcom Corp. Class A	52,300	2,647
Cirrus Logic, Inc. (a)	681,630	22,501
Intel Corp.	950,800	27,526
Marvell Technology Group Ltd.	4,577,000	56,938
Micron Technology, Inc. (a)	5,473,900	101,322
NVIDIA Corp.	12,466,961	248,716
Qorvo, Inc. (a)	500,316	28,993
		545,207
Software - 11.6%
Activision Blizzard, Inc.	14,492,439	373,760
GameLoft SE (a)(e)	7,635,987	36,312
HubSpot, Inc.	496,180	26,769
Interactive Intelligence Group, Inc. (a)	218,487	9,058
Microsoft Corp.	10,170,539	474,964
NetSuite, Inc. (a)	103,400	10,220
Paylocity Holding Corp. (a)	239,000	8,585
Rapid7, Inc.	21,300	489
Salesforce.com, Inc. (a)	2,180,220	159,810
ServiceNow, Inc. (a)	305,707	24,609
Synchronoss Technologies, Inc. (a)(e)	2,664,361	127,356
Ubisoft Entertainment SA (a)(e)	10,524,882	204,478
Xero Ltd. (a)(d)	650,187	7,597
Zendesk, Inc. (a)(d)(e)	5,151,317	106,272
		1,570,279
Technology Hardware, Storage & Peripherals - 10.4%
Apple, Inc.	10,295,120	1,248,795
Nimble Storage, Inc. (a)(d)	2,196,708	60,673
SanDisk Corp.	1,135,000	68,429
Seagate Technology LLC	277,500	14,042
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Silicon Graphics International Corp. (a)	74	$ 0
Western Digital Corp.	170,100	14,639
		1,406,578
TOTAL INFORMATION TECHNOLOGY		6,198,229
MATERIALS - 0.1%
Chemicals - 0.1%
Monsanto Co.	202,000	20,582
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.1%
Cogent Communications Group, Inc.	261,100	8,300
Wireless Telecommunication Services - 0.3%
Vodafone Group PLC sponsored ADR	1,159,500	43,806
TOTAL TELECOMMUNICATION SERVICES		52,106
TOTAL COMMON STOCKS (Cost $10,101,643)		13,189,252
Convertible Preferred Stocks - 2.4%

CONSUMER DISCRETIONARY - 0.3%
Household Durables - 0.2%
Roku, Inc.:
Series F, 8.00% (a)(f)	16,562,507	21,366
Series G, 8.00% (f)	3,185,945	4,110
		25,476
Internet & Catalog Retail - 0.0%
One Kings Lane, Inc. Series E (a)(f)	648,635	2,893
Media - 0.1%
Turn, Inc. Series E (a)(f)	1,199,041	7,578
TOTAL CONSUMER DISCRETIONARY		35,947
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (f)	866,669	11,550
Convertible Preferred Stocks - continued
	Shares	Value (000s)
FINANCIALS - 0.2%
Real Estate Management & Development - 0.2%
Redfin Corp. Series G (f)	6,064,833	$ 22,804
WeWork Companies, Inc. Series E (f)	269,198	8,854
		31,658
HEALTH CARE - 0.2%
Biotechnology - 0.2%
23andMe, Inc. Series E (f)	1,817,170	19,675
CytomX Therapeutics, Inc. Series D (f)	15,388,225	2,283
Gensight Biologics Series B (f)	675,056	2,061
Jounce Therapeutics, Inc. Series B (f)	2,212,389	5,000
		29,019
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (f)	62,037	4,805
Professional Services - 0.1%
YourPeople, Inc. Series C (f)	335,546	5,000
TOTAL INDUSTRIALS		9,805
INFORMATION TECHNOLOGY - 1.4%
Internet Software & Services - 0.7%
Pinterest, Inc. Series G, 8.00% (f)	27,858	1,000
Uber Technologies, Inc.:
Series D, 8.00% (a)(f)	2,256,164	89,434
Series E, 8.00% (f)	150,072	5,949
		96,383
IT Services - 0.3%
AppNexus, Inc. Series E (f)	1,416,796	39,019
Nutanix, Inc. Series E (f)	311,503	4,959
		43,978
Software - 0.4%
Cloudera, Inc. Series F (a)(f)	126,709	4,160
Cloudflare, Inc. Series D (f)	395,787	2,788
Dataminr, Inc. Series D (f)	2,219,446	28,298
Delphix Corp. Series D (f)	427,177	3,845
Snapchat, Inc. Series F (f)	32,552	1,000
Taboola.Com Ltd. Series E (f)	1,918,392	10,590
Twilio, Inc. Series E (f)	351,811	3,979
		54,660
Convertible Preferred Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - 0.0%
Pure Storage, Inc. Series E (a)(f)	184,982	$ 3,378
TOTAL INFORMATION TECHNOLOGY		198,399
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Altiostar Networks, Inc. Series D (f)	1,220,504	15,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $269,616)		331,378
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 0.17% (b)	61,469,911	61,470
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	519,054,682	519,055
TOTAL MONEY MARKET FUNDS (Cost $580,525)		580,525
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $10,951,784)		14,101,155
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(554,307)
NET ASSETS - 100%		$ 13,546,848
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $337,918,000 or 2.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$ 19,675
Altiostar Networks, Inc. Series D	1/7/15	$ 15,000
AppNexus, Inc. Series E	8/1/14 - 9/17/14	$ 28,382
Blue Apron, Inc. Series D	5/18/15	$ 11,550
Cloudera, Inc. Series F	2/5/14	$ 1,845
Cloudflare, Inc. Series D	11/5/14	$ 2,424
CytomX Therapeutics, Inc. Series D	6/12/15	$ 2,283
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$ 28,298
Delphix Corp. Series D	7/10/15	$ 3,845
Dropbox, Inc.	5/2/12	$ 3,000
Gensight Biologics Series B	7/2/15	$ 2,081
Jounce Therapeutics, Inc. Series B	4/17/15	$ 5,000
Nutanix, Inc. Series E	8/26/14	$ 4,173
One Kings Lane, Inc. Series E	1/29/14	$ 10,000
Security	Acquisition Date	Acquisition Cost (000s)
Pinterest, Inc. Series G, 8.00%	2/27/15	$ 1,000
Pure Storage, Inc. Series E	8/22/13	$ 1,282
Redfin Corp. Series G	12/16/14	$ 20,000
Roku, Inc. Series F, 8.00%	5/7/13	$ 15,000
Roku, Inc. Series G, 8.00%	10/1/14	$ 4,140
Snapchat, Inc. Series F	3/25/15	$ 1,000
Space Exploration Technologies Corp. Series G	1/20/15	$ 4,805
Taboola.Com Ltd. Series E	12/22/14	$ 20,000
Turn, Inc. Series E	12/30/13	$ 10,000
Twilio, Inc. Series E	4/24/15	$ 3,979
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 35,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$ 5,000
WeWork Companies, Inc. Class A	6/23/15	$ 984
WeWork Companies, Inc. Series E	6/23/15	$ 8,854
YourPeople, Inc. Series C	5/1/15	$ 5,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 44
Fidelity Securities Lending Cash Central Fund	6,757
Total	$ 6,801
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Accretive Health, Inc.	$ 82,872	$ -	$ 7,733	$ -	$ 18,789
ASOS PLC	-	162,163	180,696	-	-
ASOS PLC ADR	-	187,227	265,148	-	-
athenahealth, Inc.	294,726	1,164	4,732	-	327,395
CommVault Systems, Inc.	159,387	5,572	161,670	-	-
Criteo SA sponsored ADR	-	193,948	7,408	-	291,470
E2open, Inc.	25,119	-	14,218	-	-
Foundation Medicine, Inc.	35,879	11,036	106,305	-	-
GameLoft SE	49,492	-	696	-	36,312
Groupon, Inc. Class A	390,059	39,856	7,340	-	317,266
KYTHERA Biopharmaceuticals, Inc.	42,226	-	92,734	-	-
Lion Biotechnologies, Inc.	12,870	8,773	1,124	-	25,788
Marketo, Inc.	56,923	-	3,220	-	-
Novadaq Technologies, Inc.	38,683	27,409	21,282	-	-
NVE Corp.	17,620	-	18,136	244	-
Portola Pharmaceuticals, Inc.	58,747	14,580	1,782	-	140,217
PTC Therapeutics, Inc.	55,466	2,229	119,843	-	-
Rackspace Hosting, Inc.	293,484	787	237,780	-	-
Synchronoss Technologies, Inc.	165,112	-	67,747	-	127,356
Trevena, Inc.	-	21,605	389	-	19,522
Ubisoft Entertainment SA	169,602	9,886	3,294	-	204,478
Zendesk, Inc.	668	118,015	2,206	-	106,272
Total	$ 1,948,935	$ 804,250	$ 1,325,483	$ 244	$ 1,614,865

* Includes the value of securities delivered through in-kind transactions, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Investments - continued

Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,240,944	$ 2,204,997	$ -	$ 35,947
Consumer Staples	867,895	856,345	-	11,550
Energy	184,919	184,919	-	-
Financials	545,960	513,318	-	32,642
Health Care	2,832,148	2,757,383	45,746	29,019
Industrials	364,448	354,643	-	9,805
Information Technology	6,396,628	6,192,673	-	203,955
Materials	20,582	20,582	-	-
Telecommunication Services	67,106	52,106	-	15,000
Money Market Funds	580,525	580,525	-	-
Total Investments in Securities:	$ 14,101,155	$ 13,717,491	$ 45,746	$ 337,918
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 45,831
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	60,023
Cost of Purchases	98,101
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 203,955
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 60,023
Equities - Other Investments in Securities
Beginning Balance	$ 47,700
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(3,108)
Cost of Purchases	99,371
Proceeds of Sales	(10,000)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 133,963
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ (3,108)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $505,388) - See accompanying schedule: Unaffiliated issuers (cost $8,904,710)	$ 11,905,765
Fidelity Central Funds (cost $580,525)	580,525
Other affiliated issuers (cost $1,466,549)	1,614,865
Total Investments (cost $10,951,784)		$ 14,101,155
Receivable for investments sold		136,937
Receivable for fund shares sold		12,385
Dividends receivable		2,414
Distributions receivable from Fidelity Central Funds		727
Other receivables		283
Total assets		14,253,901

Liabilities
Payable for investments purchased	$ 170,398
Payable for fund shares redeemed	7,515
Accrued management fee	8,304
Other affiliated payables	1,548
Other payables and accrued expenses	233
Collateral on securities loaned, at value	519,055
Total liabilities		707,053

Net Assets		$ 13,546,848
Net Assets consist of:
Paid in capital		$ 9,853,507
Accumulated net investment loss		(135)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		544,136
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,149,340
Net Assets		$ 13,546,848

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2015
OTC:
Net Asset Value, offering price and redemption price per share ($9,710,415 ÷ 111,634 shares)	$ 86.98

Class K:
Net Asset Value, offering price and redemption price per share ($3,836,433 ÷ 43,660 shares)	$ 87.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2015
Investment Income
Dividends (including $244 earned from other affiliated issuers)		$ 79,884
Income from Fidelity Central Funds (including $6,757 from security lending)		6,801
Total income		86,685

Expenses
Management fee
Basic fee	$ 74,469
Performance adjustment	6,326
Transfer agent fees	16,107
Accounting and security lending fees	1,491
Custodian fees and expenses	356
Independent trustees' compensation	52
Appreciation in deferred trustee compensation account	1
Registration fees	228
Audit	74
Legal	47
Interest	5
Miscellaneous	79
Total expenses before reductions	99,235
Expense reductions	(598)	98,637
Net investment income (loss)		(11,952)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,101,712
Other affiliated issuers	180,480
Foreign currency transactions	(30)
Total net realized gain (loss)		1,282,162
Change in net unrealized appreciation (depreciation) on: Investment securities	1,068,364
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		1,068,362
Net gain (loss)		2,350,524
Net increase (decrease) in net assets resulting from operations		$ 2,338,572

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (11,952)	$ (4,591)
Net realized gain (loss)	1,282,162	1,439,912
Change in net unrealized appreciation (depreciation)	1,068,362	164,549
Net increase (decrease) in net assets resulting from operations	2,338,572	1,599,870
Distributions to shareholders from net investment income	-	(7,143)
Distributions to shareholders from net realized gain	(1,408,892)	(1,239,587)
Total distributions	(1,408,892)	(1,246,730)
Share transactions - net increase (decrease)	1,841,344	1,469,555
Total increase (decrease) in net assets	2,771,024	1,822,695

Net Assets
Beginning of period	10,775,824	8,953,129
End of period (including accumulated net investment loss of $135 and accumulated net investment loss of $142, respectively)	$ 13,546,848	$ 10,775,824

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity OTC Portfolio

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 81.23	$ 78.98	$ 57.53	$ 59.28	$ 45.00
Income from Investment Operations
Net investment income (loss) B	(.11)	(.06)	.36E	(.08) F	(.27)
Net realized and unrealized gain (loss)	16.14	12.78	21.37	(1.67)	14.55
Total from investment operations	16.03	12.72	21.73	(1.75)	14.28
Distributions from net investment income	-	(.05)	(.28)	-	-
Distributions from net realized gain	(10.28)	(10.42)	-	-	-
Total distributions	(10.28)	(10.47)	(.28)	-	-
Net asset value, end of period	$ 86.98	$ 81.23	$ 78.98	$ 57.53	$ 59.28
Total ReturnA	21.34%	17.96%	37.93%	(2.95)%	31.73%
Ratios to Average Net Assets C, G
Expenses before reductions	.83%	.77%	.76%	.91%	.94%
Expenses net of fee waivers, if any	.83%	.77%	.76%	.91%	.94%
Expenses net of all reductions	.83%	.76%	.74%	.90%	.92%
Net investment income (loss)	(.13)%	(.08)%	.55%E	(.14)% F	(.49)%
Supplemental Data
Net assets, end of period (in millions)	$ 9,710	$ 7,870	$ 6,693	$ 5,499	$ 6,374
Portfolio turnover rate D	66% H	106%	116%	149%	158%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 81.96	$ 79.60	$ 57.94	$ 59.61	$ 45.19
Income from Investment Operations
Net investment income (loss) B	(.01)	.04	.45F	-G,I	(.19)
Net realized and unrealized gain (loss)	16.29	12.87	21.53	(1.67)	14.61
Total from investment operations	16.28	12.91	21.98	(1.67)	14.42
Distributions from net investment income	-	(.10)	(.32)	-	-
Distributions from net realized gain	(10.37)	(10.46)	-	-	-
Total distributions	(10.37)	(10.55) K	(.32)	-	-
Net asset value, end of period	$ 87.87	$ 81.96	$ 79.60	$ 57.94	$ 59.61
Total ReturnA	21.49%	18.10%	38.11%	(2.80)%	31.91%
Ratios to Average Net Assets C, H
Expenses before reductions	.72%	.65%	.62%	.77%	.80%
Expenses net of fee waivers, if any	.72%	.65%	.62%	.77%	.80%
Expenses net of all reductions	.71%	.64%	.60%	.76%	.78%
Net investment income (loss)	(.02)%	.05%	.69% F	-%E,G	(.35)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,836	$ 2,906	$ 2,260	$ 1,644	$ 1,363
Portfolio turnover rate D	66% J	106%	116%	149%	158%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $10.55 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $10.456 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/15 (000s)	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 337,918	Last transaction price	Transaction price	$0.15 - $77.46/$24.61	Increase
		Market comparable	Discount rate EV/Sales multiple Discount for lack of marketability Premium rate	10.0% - 40.0%/22.6% 1.3 - 8.8/4.4 15.0% - 30.0%/20.1% 15%	Decrease Increase Decrease Increase
		Replacement cost	Liquidation preference	$8.34	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to redemptions in-kind, foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,118,286
Gross unrealized depreciation	(1,024,672)
Net unrealized appreciation (depreciation) on securities	$ 3,093,614

Tax Cost	$ 11,007,541

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 274,172
Undistributed long-term capital gain	$ 325,721
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,093,583

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 637,244	$ 324,481
Long-term Capital Gains	771,648	922,249
Total	$ 1,408,892	$ 1,246,730

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $8,803,958 and $8,169,239, respectively.

Redemptions In-Kind. During the period, 2,605 shares of the Fund held by unaffiliated entities were redeemed for cash and investments with a value of $225,764. The net realized gain of $95,853 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged 25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
OTC	$ 14,405.16
Class K	1,702.05
	$ 16,107

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $175 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,255.34%		$ 5

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $34,191. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes securities loaned to FCM of $459.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $365 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $52 and a portion of class-level operating expenses in the amount of $180.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
OTC	$ -	$ 4,344
Class K	-	2,799
Total	$ -	$ 7,143
From net realized gain
OTC	$ 1,012,327	$ 926,740
Class K	396,565	312,847
Total	$ 1,408,892	$ 1,239,587

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
OTC
Shares sold	22,946	26,717	$ 1,893,100	$ 2,114,409
Reinvestment of distributions	12,406	12,308	985,025	905,081
Shares redeemed	(20,601)	(26,885)	(1,665,615)	(2,095,020)
Net increase (decrease)	14,751	12,140	$ 1,212,510	$ 924,470
Class K
Shares sold	16,984	11,495	$ 1,383,593	$ 915,992
Reinvestment of distributions	4,953	4,258	396,565	315,646
Shares redeemed	(13,732)A	(8,692)	(1,151,324)A	(686,553)
Net increase (decrease)	8,205	7,061	$ 628,834	$ 545,085

A Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 24, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. 2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Name, Year of Birth; Principal Occupation
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Name, Year of Birth; Principal Occupation
Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
OTC Portfolio	09/14/15	09/11/15	$3.869

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $645,715,478, or, if subsequently determined to be different, the net capital gain of such year.

OTC Portfolio designates 8% and 13% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

OTC Portfolio designates 9% and 14% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Fidelity OTC Portfolio

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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www.fidelity.com

OTC-UANN-0915
1.789250.112

Fidelity®

OTC

Portfolio -
Class K

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class KA	21.49%	20.50%	12.30%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® OTC Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio - Class K on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period. See footnote A above for additional information regarding the performance of Class K.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Gavin Baker: For the year, the fund's share classes handily outperformed the benchmark Nasdaq Composite Index®. (For specific class-level results, please see the Performance section of this report.) Both security selection and sector allocation - primarily overweighting health care and underweighting energy and industrials - aided results versus the benchmark. The only notable sector-level detraction came from choices in the consumer staples sector, where several benchmark names not owned in the fund did well, whereas overweighting Keurig Green Mountain detracted substantially. Stock picks in the consumer discretionary and information technology sectors added the most relative value by far. The fund's overweighing in Amazon.com and a non-benchmark stake in U.K.-based fast-fashion e-tailer ASOS ranked the top contributors there. Overweightings in two other retailing names, flash sellers Groupon and Zulily, rated the fund's largest individual detractors. In health care, Synageva Biopharma stock returned 217% while held in the fund; the company received a buyout offer in May from Alexion Pharmaceuticals, another fund holding. Conversely, our holdings in Puma Biotechnology returned about -59%, detracting from relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
OTC	.89%
Actual		$ 1,000.00	$ 1,094.50	$ 4.62
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46
Class K	.78%
Actual		$ 1,000.00	$ 1,095.10	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	9.2	10.4
Amazon.com, Inc.	5.7	5.8
Google, Inc. Class C	4.0	4.3
Google, Inc. Class A	3.9	4.2
Microsoft Corp.	3.5	2.0
Facebook, Inc. Class A	2.8	2.7
Activision Blizzard, Inc.	2.7	2.2
athenahealth, Inc.	2.4	2.7
Groupon, Inc. Class A	2.4	3.9
Gilead Sciences, Inc.	2.3	2.3
	38.9
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	47.2	49.9
Health Care	20.9	20.8
Consumer Discretionary	16.6	17.5
Consumer Staples	6.4	3.6
Financials	4.0	3.1
Asset Allocation (% of fund's net assets)
As of July 31, 2015 *		As of January 31, 2015 **
	Stocks 97.4%		Stocks 98.1%
	Convertible Securities 2.4%		Convertible Securities 1.9%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities) 0.0%
* Foreign investments	9.6%	** Foreign investments	12.4%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.3%
Automobiles - 1.9%
Tesla Motors, Inc. (a)(d)	963,399	$ 256,409
Diversified Consumer Services - 0.2%
2U, Inc. (a)	793,541	25,465
Hotels, Restaurants & Leisure - 1.8%
Buffalo Wild Wings, Inc. (a)	220,700	43,165
Intrawest Resorts Holdings, Inc. (a)	751,535	7,493
Panera Bread Co. Class A (a)	531,500	108,490
Starbucks Corp.	1,306,820	75,704
Vail Resorts, Inc.	88,400	9,697
Wingstop, Inc.	7,100	243
Wynn Resorts Ltd.	15	2
		244,794
Household Durables - 0.4%
Garmin Ltd. (d)	818,100	34,287
GoPro, Inc. Class A (a)(d)	248,100	15,407
		49,694
Internet & Catalog Retail - 10.2%
Amazon.com, Inc. (a)	1,449,898	777,363
ASOS PLC ADR (a)(d)	383,452	20,162
Etsy, Inc. (d)	1,933,875	40,302
Groupon, Inc. Class A (a)(d)(e)	65,822,881	317,266
Ocado Group PLC (a)	245,400	1,521
Wayfair LLC Class A (d)	2,862,168	106,787
zulily, Inc. Class A (a)(d)	8,568,800	113,194
		1,376,595
Leisure Products - 0.0%
MCBC Holdings, Inc.	139,300	2,131
Media - 0.8%
Charter Communications, Inc. Class A (a)(d)	313,100	58,193
Liberty Global PLC Class A (a)	483,600	25,370
Liberty LiLac Group Class A (a)	24,180	1,034
Twenty-First Century Fox, Inc. Class A	738,000	25,454
		110,051
Specialty Retail - 0.4%
Ross Stores, Inc.	1,036,000	55,074
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	15	2
		55,076
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.6%
lululemon athletica, Inc. (a)	571,346	$ 35,915
LVMH Moet Hennessy - Louis Vuitton SA ADR (d)	1,308,700	48,867
		84,782
TOTAL CONSUMER DISCRETIONARY		2,204,997
CONSUMER STAPLES - 6.3%
Beverages - 0.5%
Monster Beverage Corp. (a)	446,100	68,499
Food & Staples Retailing - 3.0%
Costco Wholesale Corp.	1,619,650	235,335
Sprouts Farmers Market LLC (a)	2,677,800	65,660
Walgreens Boots Alliance, Inc.	576,600	55,717
Whole Foods Market, Inc.	1,376,900	50,119
		406,831
Food Products - 2.8%
Blue Buffalo Pet Products, Inc.	57,700	1,612
Danone SA sponsored ADR	3,735,524	50,878
Diamond Foods, Inc. (a)	95	3
Keurig Green Mountain, Inc.	2,397,746	179,927
Mondelez International, Inc.	3,292,600	148,595
		381,015
TOTAL CONSUMER STAPLES		856,345
ENERGY - 1.4%
Energy Equipment & Services - 0.1%
Oceaneering International, Inc.	322,400	12,902
Oil, Gas & Consumable Fuels - 1.3%
Anadarko Petroleum Corp.	31,300	2,327
Carrizo Oil & Gas, Inc. (a)	26,300	1,003
Diamondback Energy, Inc.	1,007,700	67,818
EOG Resources, Inc.	668,900	51,632
Noble Energy, Inc.	1,397,600	49,237
		172,017
TOTAL ENERGY		184,919
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 3.8%
Banks - 2.8%
Bank of America Corp.	3,728,500	$ 66,666
Citigroup, Inc.	1,189,200	69,521
Commerce Bancshares, Inc.	772,295	36,367
Fifth Third Bancorp	533,400	11,239
Huntington Bancshares, Inc.	230,700	2,692
JPMorgan Chase & Co.	759,500	52,049
Signature Bank (a)	270,100	39,324
UMB Financial Corp.	549,500	30,124
Wells Fargo & Co.	1,323,200	76,574
		384,556
Capital Markets - 0.3%
Carlyle Group LP	630,500	16,778
Northern Trust Corp.	320,900	24,546
		41,324
Consumer Finance - 0.7%
Capital One Financial Corp.	1,075,500	87,438
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (f)	29,911	984
TOTAL FINANCIALS		514,302
HEALTH CARE - 20.7%
Biotechnology - 16.1%
Acceleron Pharma, Inc. (a)	164,200	4,703
Adaptimmune Therapeutics PLC sponsored ADR	594,600	8,949
Aduro Biotech, Inc. (d)	55,900	1,466
Aduro Biotech, Inc.	1,938,567	45,746
Alexion Pharmaceuticals, Inc. (a)	1,115,989	220,341
Alkermes PLC (a)	905,536	63,406
Alnylam Pharmaceuticals, Inc. (a)	139,200	17,738
Amgen, Inc.	424,200	74,909
Anacor Pharmaceuticals, Inc. (a)	133,200	19,872
Array BioPharma, Inc. (a)(d)	6,768,400	39,324
Avalanche Biotechnologies, Inc. (a)	996,552	14,669
Bellicum Pharmaceuticals, Inc. (d)	983,400	20,012
BioCryst Pharmaceuticals, Inc. (a)	2,910,964	45,062
Biogen, Inc. (a)	316,100	100,766
BioMarin Pharmaceutical, Inc. (a)	626,756	91,676
Blueprint Medicines Corp.	164,834	4,454
Celldex Therapeutics, Inc. (a)	1,283,885	30,235
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Cellectis SA sponsored ADR	249,800	$ 8,870
Chiasma, Inc.	102,900	2,425
Chimerix, Inc. (a)	55,200	2,966
Cidara Therapeutics, Inc.	40,300	563
Clovis Oncology, Inc. (a)	1,053,954	88,985
Coherus BioSciences, Inc.	440,306	15,446
Dicerna Pharmaceuticals, Inc. (a)	316,729	3,870
Dyax Corp. (a)	1,021,100	25,129
Exelixis, Inc. (a)	693,121	3,972
Foundation Medicine, Inc. (a)	5	0
Galapagos Genomics NV sponsored ADR	786,600	47,707
Genocea Biosciences, Inc. (a)	852,070	11,077
Gilead Sciences, Inc.	2,602,199	306,695
Heron Therapeutics, Inc. (a)	242,500	7,842
Intercept Pharmaceuticals, Inc. (a)	310,319	81,865
Ironwood Pharmaceuticals, Inc. Class A (a)	3,166,642	33,091
Isis Pharmaceuticals, Inc. (a)	83,049	4,562
Juno Therapeutics, Inc. (d)	587,724	28,751
Karyopharm Therapeutics, Inc. (a)	616,858	12,658
Lion Biotechnologies, Inc. (a)(d)(e)	3,012,600	25,788
Medivation, Inc. (a)	1,113,004	117,233
Novavax, Inc. (a)	2,849,200	34,361
Ophthotech Corp. (a)	883,500	59,804
Otonomy, Inc.	217,345	5,601
OvaScience, Inc. (a)(d)	977,313	27,853
Portola Pharmaceuticals, Inc. (a)(e)	2,836,107	140,217
ProNai Therapeutics, Inc.	31,600	866
PTC Therapeutics, Inc. (a)	169,766	8,694
Puma Biotechnology, Inc. (a)	946,587	85,761
Sage Therapeutics, Inc.	15,900	1,087
Seattle Genetics, Inc. (a)(d)	1,648,886	78,932
Spark Therapeutics, Inc. (d)	32,300	1,985
TESARO, Inc. (a)	465,800	27,016
Trevena, Inc. (a)(e)	3,354,221	19,522
Ultragenyx Pharmaceutical, Inc. (a)	295,105	35,687
uniQure B.V. (a)	304,700	7,846
Versartis, Inc. (a)(d)	508,600	9,206
XOMA Corp. (a)(d)	1,989,413	1,453
		2,178,714
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.5%
HeartWare International, Inc. (a)	22,300	$ 2,023
IDEXX Laboratories, Inc. (a)	407,204	29,616
Inogen, Inc. (a)	36,400	1,618
Novadaq Technologies, Inc. (a)	2,702,756	31,001
		64,258
Health Care Providers & Services - 0.3%
Accretive Health, Inc. (a)(e)	7,198,902	18,789
Diplomat Pharmacy, Inc. (d)	556,700	25,708
Teladoc, Inc. (a)	31,700	1,001
		45,498
Health Care Technology - 2.6%
athenahealth, Inc. (a)(d)(e)	2,339,204	327,395
Castlight Health, Inc. Class B (a)(d)	64,300	462
Veeva Systems, Inc. Class A (a)(d)	1,023,800	27,561
		355,418
Life Sciences Tools & Services - 0.0%
NantKwest, Inc.	53,100	1,625
Pharmaceuticals - 1.2%
Achaogen, Inc. (a)(d)	833,100	6,007
Flex Pharma, Inc.	473,196	7,377
GW Pharmaceuticals PLC ADR (a)	128,127	14,672
Intra-Cellular Therapies, Inc. (a)	259,500	7,551
Jazz Pharmaceuticals PLC (a)	134,700	25,895
Relypsa, Inc. (a)	535,600	17,734
Shire PLC sponsored ADR	288,900	77,081
Tetraphase Pharmaceuticals, Inc. (a)	27,300	1,298
Theravance, Inc.	79	1
		157,616
TOTAL HEALTH CARE		2,803,129
INDUSTRIALS - 2.6%
Airlines - 1.2%
American Airlines Group, Inc.	3,952,500	158,495
Commercial Services & Supplies - 0.2%
Regus PLC	2,388,800	10,475
Stericycle, Inc. (a)	144,600	20,384
		30,859
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.7%
SolarCity Corp. (a)(d)	1,538,948	$ 89,259
Professional Services - 0.1%
TriNet Group, Inc. (a)	595,100	15,996
WageWorks, Inc. (a)	100,353	5,013
		21,009
Road & Rail - 0.4%
J.B. Hunt Transport Services, Inc.	654,080	55,021
TOTAL INDUSTRIALS		354,643
INFORMATION TECHNOLOGY - 45.8%
Communications Equipment - 2.1%
Cisco Systems, Inc.	1,395,000	39,646
QUALCOMM, Inc.	3,874,153	249,457
		289,103
Electronic Equipment & Components - 0.1%
Littelfuse, Inc.	73,900	6,799
Internet Software & Services - 17.6%
58.com, Inc. ADR (a)	25,300	1,503
Alibaba Group Holding Ltd. sponsored ADR	1,699,200	133,115
Baidu.com, Inc. sponsored ADR (a)	101,500	17,525
Cornerstone OnDemand, Inc. (a)	1,653,782	59,635
Criteo SA sponsored ADR (a)(e)	5,475,671	291,470
Cvent, Inc. (a)	170,200	4,582
Demandware, Inc. (a)	11,300	854
Dropbox, Inc. (a)(f)	331,524	5,556
Facebook, Inc. Class A (a)	4,050,038	380,744
Google, Inc.:
Class A (a)	801,227	526,807
Class C	868,269	543,198
JUST EAT Ltd. (a)	243,200	1,656
LinkedIn Corp. Class A (a)	463,200	94,150
Marketo, Inc. (a)(d)	1,978,078	60,153
Opower, Inc. (a)(d)	1,080,100	10,855
Rackspace Hosting, Inc. (a)	4,642,030	157,968
Shopify, Inc. Class A (d)	16,900	632
Twitter, Inc. (a)	1,194,700	37,048
Wix.com Ltd. (a)	358,405	10,035
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Yahoo!, Inc. (a)	881,400	$ 32,321
Zillow Group, Inc. (a)(d)	128,300	10,456
		2,380,263
Semiconductors & Semiconductor Equipment - 4.0%
Analog Devices, Inc.	412,700	24,073
Applied Micro Circuits Corp. (a)	450,050	2,795
Avago Technologies Ltd.	237,300	29,696
Broadcom Corp. Class A	52,300	2,647
Cirrus Logic, Inc. (a)	681,630	22,501
Intel Corp.	950,800	27,526
Marvell Technology Group Ltd.	4,577,000	56,938
Micron Technology, Inc. (a)	5,473,900	101,322
NVIDIA Corp.	12,466,961	248,716
Qorvo, Inc. (a)	500,316	28,993
		545,207
Software - 11.6%
Activision Blizzard, Inc.	14,492,439	373,760
GameLoft SE (a)(e)	7,635,987	36,312
HubSpot, Inc.	496,180	26,769
Interactive Intelligence Group, Inc. (a)	218,487	9,058
Microsoft Corp.	10,170,539	474,964
NetSuite, Inc. (a)	103,400	10,220
Paylocity Holding Corp. (a)	239,000	8,585
Rapid7, Inc.	21,300	489
Salesforce.com, Inc. (a)	2,180,220	159,810
ServiceNow, Inc. (a)	305,707	24,609
Synchronoss Technologies, Inc. (a)(e)	2,664,361	127,356
Ubisoft Entertainment SA (a)(e)	10,524,882	204,478
Xero Ltd. (a)(d)	650,187	7,597
Zendesk, Inc. (a)(d)(e)	5,151,317	106,272
		1,570,279
Technology Hardware, Storage & Peripherals - 10.4%
Apple, Inc.	10,295,120	1,248,795
Nimble Storage, Inc. (a)(d)	2,196,708	60,673
SanDisk Corp.	1,135,000	68,429
Seagate Technology LLC	277,500	14,042
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Silicon Graphics International Corp. (a)	74	$ 0
Western Digital Corp.	170,100	14,639
		1,406,578
TOTAL INFORMATION TECHNOLOGY		6,198,229
MATERIALS - 0.1%
Chemicals - 0.1%
Monsanto Co.	202,000	20,582
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.1%
Cogent Communications Group, Inc.	261,100	8,300
Wireless Telecommunication Services - 0.3%
Vodafone Group PLC sponsored ADR	1,159,500	43,806
TOTAL TELECOMMUNICATION SERVICES		52,106
TOTAL COMMON STOCKS (Cost $10,101,643)		13,189,252
Convertible Preferred Stocks - 2.4%

CONSUMER DISCRETIONARY - 0.3%
Household Durables - 0.2%
Roku, Inc.:
Series F, 8.00% (a)(f)	16,562,507	21,366
Series G, 8.00% (f)	3,185,945	4,110
		25,476
Internet & Catalog Retail - 0.0%
One Kings Lane, Inc. Series E (a)(f)	648,635	2,893
Media - 0.1%
Turn, Inc. Series E (a)(f)	1,199,041	7,578
TOTAL CONSUMER DISCRETIONARY		35,947
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (f)	866,669	11,550
Convertible Preferred Stocks - continued
	Shares	Value (000s)
FINANCIALS - 0.2%
Real Estate Management & Development - 0.2%
Redfin Corp. Series G (f)	6,064,833	$ 22,804
WeWork Companies, Inc. Series E (f)	269,198	8,854
		31,658
HEALTH CARE - 0.2%
Biotechnology - 0.2%
23andMe, Inc. Series E (f)	1,817,170	19,675
CytomX Therapeutics, Inc. Series D (f)	15,388,225	2,283
Gensight Biologics Series B (f)	675,056	2,061
Jounce Therapeutics, Inc. Series B (f)	2,212,389	5,000
		29,019
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (f)	62,037	4,805
Professional Services - 0.1%
YourPeople, Inc. Series C (f)	335,546	5,000
TOTAL INDUSTRIALS		9,805
INFORMATION TECHNOLOGY - 1.4%
Internet Software & Services - 0.7%
Pinterest, Inc. Series G, 8.00% (f)	27,858	1,000
Uber Technologies, Inc.:
Series D, 8.00% (a)(f)	2,256,164	89,434
Series E, 8.00% (f)	150,072	5,949
		96,383
IT Services - 0.3%
AppNexus, Inc. Series E (f)	1,416,796	39,019
Nutanix, Inc. Series E (f)	311,503	4,959
		43,978
Software - 0.4%
Cloudera, Inc. Series F (a)(f)	126,709	4,160
Cloudflare, Inc. Series D (f)	395,787	2,788
Dataminr, Inc. Series D (f)	2,219,446	28,298
Delphix Corp. Series D (f)	427,177	3,845
Snapchat, Inc. Series F (f)	32,552	1,000
Taboola.Com Ltd. Series E (f)	1,918,392	10,590
Twilio, Inc. Series E (f)	351,811	3,979
		54,660
Convertible Preferred Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - 0.0%
Pure Storage, Inc. Series E (a)(f)	184,982	$ 3,378
TOTAL INFORMATION TECHNOLOGY		198,399
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Altiostar Networks, Inc. Series D (f)	1,220,504	15,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $269,616)		331,378
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 0.17% (b)	61,469,911	61,470
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	519,054,682	519,055
TOTAL MONEY MARKET FUNDS (Cost $580,525)		580,525
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $10,951,784)		14,101,155
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(554,307)
NET ASSETS - 100%		$ 13,546,848
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $337,918,000 or 2.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$ 19,675
Altiostar Networks, Inc. Series D	1/7/15	$ 15,000
AppNexus, Inc. Series E	8/1/14 - 9/17/14	$ 28,382
Blue Apron, Inc. Series D	5/18/15	$ 11,550
Cloudera, Inc. Series F	2/5/14	$ 1,845
Cloudflare, Inc. Series D	11/5/14	$ 2,424
CytomX Therapeutics, Inc. Series D	6/12/15	$ 2,283
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$ 28,298
Delphix Corp. Series D	7/10/15	$ 3,845
Dropbox, Inc.	5/2/12	$ 3,000
Gensight Biologics Series B	7/2/15	$ 2,081
Jounce Therapeutics, Inc. Series B	4/17/15	$ 5,000
Nutanix, Inc. Series E	8/26/14	$ 4,173
One Kings Lane, Inc. Series E	1/29/14	$ 10,000
Security	Acquisition Date	Acquisition Cost (000s)
Pinterest, Inc. Series G, 8.00%	2/27/15	$ 1,000
Pure Storage, Inc. Series E	8/22/13	$ 1,282
Redfin Corp. Series G	12/16/14	$ 20,000
Roku, Inc. Series F, 8.00%	5/7/13	$ 15,000
Roku, Inc. Series G, 8.00%	10/1/14	$ 4,140
Snapchat, Inc. Series F	3/25/15	$ 1,000
Space Exploration Technologies Corp. Series G	1/20/15	$ 4,805
Taboola.Com Ltd. Series E	12/22/14	$ 20,000
Turn, Inc. Series E	12/30/13	$ 10,000
Twilio, Inc. Series E	4/24/15	$ 3,979
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 35,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$ 5,000
WeWork Companies, Inc. Class A	6/23/15	$ 984
WeWork Companies, Inc. Series E	6/23/15	$ 8,854
YourPeople, Inc. Series C	5/1/15	$ 5,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 44
Fidelity Securities Lending Cash Central Fund	6,757
Total	$ 6,801
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Accretive Health, Inc.	$ 82,872	$ -	$ 7,733	$ -	$ 18,789
ASOS PLC	-	162,163	180,696	-	-
ASOS PLC ADR	-	187,227	265,148	-	-
athenahealth, Inc.	294,726	1,164	4,732	-	327,395
CommVault Systems, Inc.	159,387	5,572	161,670	-	-
Criteo SA sponsored ADR	-	193,948	7,408	-	291,470
E2open, Inc.	25,119	-	14,218	-	-
Foundation Medicine, Inc.	35,879	11,036	106,305	-	-
GameLoft SE	49,492	-	696	-	36,312
Groupon, Inc. Class A	390,059	39,856	7,340	-	317,266
KYTHERA Biopharmaceuticals, Inc.	42,226	-	92,734	-	-
Lion Biotechnologies, Inc.	12,870	8,773	1,124	-	25,788
Marketo, Inc.	56,923	-	3,220	-	-
Novadaq Technologies, Inc.	38,683	27,409	21,282	-	-
NVE Corp.	17,620	-	18,136	244	-
Portola Pharmaceuticals, Inc.	58,747	14,580	1,782	-	140,217
PTC Therapeutics, Inc.	55,466	2,229	119,843	-	-
Rackspace Hosting, Inc.	293,484	787	237,780	-	-
Synchronoss Technologies, Inc.	165,112	-	67,747	-	127,356
Trevena, Inc.	-	21,605	389	-	19,522
Ubisoft Entertainment SA	169,602	9,886	3,294	-	204,478
Zendesk, Inc.	668	118,015	2,206	-	106,272
Total	$ 1,948,935	$ 804,250	$ 1,325,483	$ 244	$ 1,614,865

* Includes the value of securities delivered through in-kind transactions, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,240,944	$ 2,204,997	$ -	$ 35,947
Consumer Staples	867,895	856,345	-	11,550
Energy	184,919	184,919	-	-
Financials	545,960	513,318	-	32,642
Health Care	2,832,148	2,757,383	45,746	29,019
Industrials	364,448	354,643	-	9,805
Information Technology	6,396,628	6,192,673	-	203,955
Materials	20,582	20,582	-	-
Telecommunication Services	67,106	52,106	-	15,000
Money Market Funds	580,525	580,525	-	-
Total Investments in Securities:	$ 14,101,155	$ 13,717,491	$ 45,746	$ 337,918
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 45,831
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	60,023
Cost of Purchases	98,101
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 203,955
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 60,023
Equities - Other Investments in Securities
Beginning Balance	$ 47,700
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(3,108)
Cost of Purchases	99,371
Proceeds of Sales	(10,000)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 133,963
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ (3,108)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $505,388) - See accompanying schedule: Unaffiliated issuers (cost $8,904,710)	$ 11,905,765
Fidelity Central Funds (cost $580,525)	580,525
Other affiliated issuers (cost $1,466,549)	1,614,865
Total Investments (cost $10,951,784)		$ 14,101,155
Receivable for investments sold		136,937
Receivable for fund shares sold		12,385
Dividends receivable		2,414
Distributions receivable from Fidelity Central Funds		727
Other receivables		283
Total assets		14,253,901

Liabilities
Payable for investments purchased	$ 170,398
Payable for fund shares redeemed	7,515
Accrued management fee	8,304
Other affiliated payables	1,548
Other payables and accrued expenses	233
Collateral on securities loaned, at value	519,055
Total liabilities		707,053

Net Assets		$ 13,546,848
Net Assets consist of:
Paid in capital		$ 9,853,507
Accumulated net investment loss		(135)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		544,136
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,149,340
Net Assets		$ 13,546,848

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2015
OTC:
Net Asset Value, offering price and redemption price per share ($9,710,415 ÷ 111,634 shares)	$ 86.98

Class K:
Net Asset Value, offering price and redemption price per share ($3,836,433 ÷ 43,660 shares)	$ 87.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2015
Investment Income
Dividends (including $244 earned from other affiliated issuers)		$ 79,884
Income from Fidelity Central Funds (including $6,757 from security lending)		6,801
Total income		86,685

Expenses
Management fee
Basic fee	$ 74,469
Performance adjustment	6,326
Transfer agent fees	16,107
Accounting and security lending fees	1,491
Custodian fees and expenses	356
Independent trustees' compensation	52
Appreciation in deferred trustee compensation account	1
Registration fees	228
Audit	74
Legal	47
Interest	5
Miscellaneous	79
Total expenses before reductions	99,235
Expense reductions	(598)	98,637
Net investment income (loss)		(11,952)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,101,712
Other affiliated issuers	180,480
Foreign currency transactions	(30)
Total net realized gain (loss)		1,282,162
Change in net unrealized appreciation (depreciation) on: Investment securities	1,068,364
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		1,068,362
Net gain (loss)		2,350,524
Net increase (decrease) in net assets resulting from operations		$ 2,338,572

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (11,952)	$ (4,591)
Net realized gain (loss)	1,282,162	1,439,912
Change in net unrealized appreciation (depreciation)	1,068,362	164,549
Net increase (decrease) in net assets resulting from operations	2,338,572	1,599,870
Distributions to shareholders from net investment income	-	(7,143)
Distributions to shareholders from net realized gain	(1,408,892)	(1,239,587)
Total distributions	(1,408,892)	(1,246,730)
Share transactions - net increase (decrease)	1,841,344	1,469,555
Total increase (decrease) in net assets	2,771,024	1,822,695

Net Assets
Beginning of period	10,775,824	8,953,129
End of period (including accumulated net investment loss of $135 and accumulated net investment loss of $142, respectively)	$ 13,546,848	$ 10,775,824

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity OTC Portfolio

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 81.23	$ 78.98	$ 57.53	$ 59.28	$ 45.00
Income from Investment Operations
Net investment income (loss) B	(.11)	(.06)	.36E	(.08) F	(.27)
Net realized and unrealized gain (loss)	16.14	12.78	21.37	(1.67)	14.55
Total from investment operations	16.03	12.72	21.73	(1.75)	14.28
Distributions from net investment income	-	(.05)	(.28)	-	-
Distributions from net realized gain	(10.28)	(10.42)	-	-	-
Total distributions	(10.28)	(10.47)	(.28)	-	-
Net asset value, end of period	$ 86.98	$ 81.23	$ 78.98	$ 57.53	$ 59.28
Total ReturnA	21.34%	17.96%	37.93%	(2.95)%	31.73%
Ratios to Average Net Assets C, G
Expenses before reductions	.83%	.77%	.76%	.91%	.94%
Expenses net of fee waivers, if any	.83%	.77%	.76%	.91%	.94%
Expenses net of all reductions	.83%	.76%	.74%	.90%	.92%
Net investment income (loss)	(.13)%	(.08)%	.55%E	(.14)% F	(.49)%
Supplemental Data
Net assets, end of period (in millions)	$ 9,710	$ 7,870	$ 6,693	$ 5,499	$ 6,374
Portfolio turnover rate D	66% H	106%	116%	149%	158%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 81.96	$ 79.60	$ 57.94	$ 59.61	$ 45.19
Income from Investment Operations
Net investment income (loss) B	(.01)	.04	.45F	-G,I	(.19)
Net realized and unrealized gain (loss)	16.29	12.87	21.53	(1.67)	14.61
Total from investment operations	16.28	12.91	21.98	(1.67)	14.42
Distributions from net investment income	-	(.10)	(.32)	-	-
Distributions from net realized gain	(10.37)	(10.46)	-	-	-
Total distributions	(10.37)	(10.55) K	(.32)	-	-
Net asset value, end of period	$ 87.87	$ 81.96	$ 79.60	$ 57.94	$ 59.61
Total ReturnA	21.49%	18.10%	38.11%	(2.80)%	31.91%
Ratios to Average Net Assets C, H
Expenses before reductions	.72%	.65%	.62%	.77%	.80%
Expenses net of fee waivers, if any	.72%	.65%	.62%	.77%	.80%
Expenses net of all reductions	.71%	.64%	.60%	.76%	.78%
Net investment income (loss)	(.02)%	.05%	.69% F	-%E,G	(.35)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,836	$ 2,906	$ 2,260	$ 1,644	$ 1,363
Portfolio turnover rate D	66% J	106%	116%	149%	158%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $10.55 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $10.456 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/15 (000s)	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 337,918	Last transaction price	Transaction price	$0.15 - $77.46/$24.61	Increase
		Market comparable	Discount rate EV/Sales multiple Discount for lack of marketability Premium rate	10.0% - 40.0%/22.6% 1.3 - 8.8/4.4 15.0% - 30.0%/20.1% 15%	Decrease Increase Decrease Increase
		Replacement cost	Liquidation preference	$8.34	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to redemptions in-kind, foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,118,286
Gross unrealized depreciation	(1,024,672)
Net unrealized appreciation (depreciation) on securities	$ 3,093,614

Tax Cost	$ 11,007,541

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 274,172
Undistributed long-term capital gain	$ 325,721
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,093,583

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 637,244	$ 324,481
Long-term Capital Gains	771,648	922,249
Total	$ 1,408,892	$ 1,246,730

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $8,803,958 and $8,169,239, respectively.

Redemptions In-Kind. During the period, 2,605 shares of the Fund held by unaffiliated entities were redeemed for cash and investments with a value of $225,764. The net realized gain of $95,853 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged 25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
OTC	$ 14,405.16
Class K	1,702.05
	$ 16,107

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $175 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,255.34%		$ 5

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $34,191. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes securities loaned to FCM of $459.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $365 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $52 and a portion of class-level operating expenses in the amount of $180.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
OTC	$ -	$ 4,344
Class K	-	2,799
Total	$ -	$ 7,143
From net realized gain
OTC	$ 1,012,327	$ 926,740
Class K	396,565	312,847
Total	$ 1,408,892	$ 1,239,587

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
OTC
Shares sold	22,946	26,717	$ 1,893,100	$ 2,114,409
Reinvestment of distributions	12,406	12,308	985,025	905,081
Shares redeemed	(20,601)	(26,885)	(1,665,615)	(2,095,020)
Net increase (decrease)	14,751	12,140	$ 1,212,510	$ 924,470
Class K
Shares sold	16,984	11,495	$ 1,383,593	$ 915,992
Reinvestment of distributions	4,953	4,258	396,565	315,646
Shares redeemed	(13,732)A	(8,692)	(1,151,324)A	(686,553)
Net increase (decrease)	8,205	7,061	$ 628,834	$ 545,085

A Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 24, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. 2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC Portfolio voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class K	09/14/15	09/11/15	$3.923

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $645,715,478, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 8% and 13% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 8% and 14% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Fidelity OTC Portfolio

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

OTC-K-UANN-0915
1.863303.106

Fidelity®

Real Estate Income

Fund

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate Income Fund	4.84%	9.81%	6.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund, a class of the fund, on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

22,000
20,000
17,500
15,000
12,500
10,000
9,000
8,000
7,000
$6,400
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Period Ending Values

$18,665 Fidelity Real Estate Income Fund

$21,043 S&P 500® Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: For the 12 months ending July 31, 2015, real estate securities experienced greater volatility than normal for most historical time periods, partly due to the market's reaction to changing interest rate expectations. In the first half of the period, real estate common stocks, as measured by the FTSE® NAREIT® All REITs Index, rose sharply but, with an increase in rates, subsequently gave back much of those gains before enjoying somewhat better results in the period's final weeks. All told, the FTSE® NAREIT® index rose 8.99%. Meanwhile, the MSCI REIT Preferred Index, a proxy for the real estate preferred stock segment, gained 8.93%, a relatively strong result that partly reflected its somewhat low valuations on a historical basis coming into the reporting period. On the market's fixed-income side, The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector - rose 3.05%. The market performance took place against a continued solid fundamental backdrop for commercial real estate. The creation of property supply was still moderate, while companies generally experienced growing occupancies or rents, which in turn helped lift cash flows for real estate owners.

Comments from Portfolio Manager Mark Snyderman: For the year, the fund's share classes fell short of my target for a mid- to upper-single-digit return. (For specific class-level results, please see the Performance section of this report.) At the same time, its share classes trailed the 6.69% return of the sector benchmark Fidelity Real Estate Income Composite IndexSM - a 40/40/20 blend of the MSCI REIT Preferred Index, The BofA Merrill LynchSM US Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively. The fund's preferred stocks gained roughly 9%, nearly matching the return of the MSCI preferred stock index. The fund's bond investments also generally did well. Our commercial mortgage-backed securities (CMBS) and high-yield real estate bonds returned approximately 6% and 4%, respectively, outpacing the 3% increase in the BofA Merrill Lynch index. Meanwhile, our investment-grade positions roughly matched that measure. Good credit research helped drive the outperformance from CMBS and high-yield securities, but helped to a lesser extent with our investment-grade holdings. Meanwhile, the fund's real estate investment trust (REIT) common stock investments added 7%, well behind the FTSE NAREIT index. A negative performance factor was the fund's average cash allocation of 7%, a normal level of cash for this fund that hurt during a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Class A	1.03%
Actual		$ 1,000.00	$ 992.80	$ 5.09
HypotheticalA		$ 1,000.00	$ 1,019.69	$ 5.16
Class T	1.06%
Actual		$ 1,000.00	$ 991.80	$ 5.23
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class C	1.78%
Actual		$ 1,000.00	$ 988.50	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,015.97	$ 8.90
Real Estate Income	.82%
Actual		$ 1,000.00	$ 993.60	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11
Class I	.77%
Actual		$ 1,000.00	$ 993.80	$ 3.81
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Equity Lifestyle Properties, Inc.	3.5	3.0
MFA Financial, Inc.	3.0	2.9
Acadia Realty Trust (SBI)	2.8	2.9
Ventas, Inc.	1.5	1.4
Mid-America Apartment Communities, Inc.	1.1	1.0
	11.9
Top 5 Bonds as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20	1.0	0.9
RAIT Financial Trust 4% 10/1/33	0.8	0.6
Standard Pacific Corp. 8.375% 5/15/18	0.7	0.7
IAS Operating Partnership LP 5% 3/15/18	0.7	0.7
iStar Financial, Inc. 5.875% 3/15/16	0.6	0.6
	3.8
Top Five REIT Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	17.9	17.2
REITs - Health Care	7.4	7.0
REITs - Shopping Centers	5.6	7.2
REITs - Management/Investment	5.2	5.6
REITs - Apartments	5.0	4.8
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Common Stocks 30.0%		Common Stocks 30.8%
	Preferred Stocks 19.5%		Preferred Stocks 17.6%
	Bonds 31.8%		Bonds 30.7%
	Convertible Securities 5.2%		Convertible Securities 5.5%
	Other Investments 7.3%		Other Investments 7.9%
	Short-Term Investments and Net Other Assets (Liabilities) 6.2%		Short-Term Investments and Net Other Assets (Liabilities) 7.5%
* Foreign investments	0.9%	** Foreign investments	1.3%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 30.0%
	Shares	Value
CONSUMER DISCRETIONARY - 0.2%
Household Durables - 0.2%
Stanley Martin Communities LLC Class B (a)(k)	4,620	$ 7,054,370
FINANCIALS - 29.8%
Capital Markets - 0.5%
Ellington Financial LLC	1,114,700	20,354,422
Real Estate Investment Trusts - 28.6%
Acadia Realty Trust (SBI) (g)	3,730,449	119,299,759
AG Mortgage Investment Trust, Inc.	781,700	14,226,940
American Campus Communities, Inc.	226,000	8,434,320
American Tower Corp.	177,100	16,843,981
Annaly Capital Management, Inc.	1,606,900	15,988,655
Anworth Mortgage Asset Corp.	1,230,410	6,152,050
Apartment Investment & Management Co. Class A	1,049,300	41,006,644
Arbor Realty Trust, Inc. (g)	3,068,975	20,991,789
AvalonBay Communities, Inc.	141,400	24,368,876
Boardwalk (REIT)	136,200	5,994,320
CBL & Associates Properties, Inc.	2,105,673	34,406,697
Cedar Shopping Centers, Inc.	830,510	5,564,417
Chambers Street Properties	528,593	3,922,160
Community Healthcare Trust, Inc.	225,600	4,257,072
CYS Investments, Inc.	1,992,739	15,463,655
Douglas Emmett, Inc.	517,200	15,159,132
Dynex Capital, Inc.	2,039,943	15,034,380
EastGroup Properties, Inc.	111,900	6,736,380
Ellington Residential Mortgage REIT	260,000	3,634,800
Equity Lifestyle Properties, Inc.	2,627,460	152,077,369
Equity Residential (SBI)	77,400	5,790,294
Extra Space Storage, Inc.	355,700	26,151,064
First Potomac Realty Trust	1,381,615	15,681,330
Five Oaks Investment Corp.	479,100	3,631,578
Great Ajax Corp.	500,000	7,020,000
Hatteras Financial Corp.	812,600	13,212,876
Lexington Corporate Properties Trust	4,340,682	37,329,865
LTC Properties, Inc.	253,513	11,121,615
MFA Financial, Inc.	17,223,722	129,694,627
Mid-America Apartment Communities, Inc.	618,300	49,674,222
Monmouth Real Estate Investment Corp. Class A (f)	813,473	8,150,999
National Retail Properties, Inc.	244,200	9,076,914
New Senior Investment Group, Inc.	1,726,825	22,345,116
Newcastle Investment Corp.	1,840,830	9,038,475
NorthStar Realty Finance Corp.	166,600	2,665,600
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Potlatch Corp.	509,300	$ 17,830,593
Prologis, Inc.	108,487	4,405,657
Sabra Health Care REIT, Inc.	900,600	24,631,410
Select Income REIT	361,791	7,261,145
Senior Housing Properties Trust (SBI)	2,597,400	44,857,098
Simon Property Group, Inc.	126,100	23,608,442
Store Capital Corp.	556,800	11,692,800
Terreno Realty Corp.	1,728,064	36,237,502
The Macerich Co.	147,900	11,707,764
Two Harbors Investment Corp.	2,190,580	22,387,728
Ventas, Inc.	940,846	63,121,358
VEREIT, Inc.	885,434	7,756,402
Weyerhaeuser Co.	704,500	21,621,105
WP Carey, Inc.	773,700	47,342,703
WP Glimcher, Inc.	797,563	10,799,003
		1,235,408,681
Real Estate Management & Development - 0.7%
Brookfield Asset Management, Inc. Class A	386,400	13,490,097
Kennedy-Wilson Holdings, Inc.	646,921	16,380,040
		29,870,137
TOTAL FINANCIALS		1,285,633,240
TOTAL COMMON STOCKS (Cost $1,198,611,239)		1,292,687,610
Preferred Stocks - 20.2%

Convertible Preferred Stocks - 0.7%
FINANCIALS - 0.7%
Real Estate Investment Trusts - 0.7%
Alexandria Real Estate Equities, Inc. Series D 7.00%	195,000	5,478,291
Equity Commonwealth 6.50% (a)	31,237	776,864
Lexington Corporate Properties Trust Series C, 6.50%	468,742	22,543,584
		28,798,739
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 19.5%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Red Lion Hotels Capital Trust 9.50%	71,773	$ 1,858,203
FINANCIALS - 19.5%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,471,667
Real Estate Investment Trusts - 19.2%
AG Mortgage Investment Trust, Inc.:
8.00%	587,287	14,453,133
8.25%	34,859	871,475
Alexandria Real Estate Equities, Inc. Series E, 6.45%	145,913	3,790,820
American Capital Agency Corp.:
8.00%	200,000	4,984,000
Series B, 7.75%	360,200	8,615,984
American Capital Mortgage Investment Corp. Series A, 8.125%	248,636	6,034,396
American Home Mortgage Investment Corp.:
Series A, 9.75% (a)	120,300	1
Series B, 9.25% (a)	124,100	1
American Homes 4 Rent:
Series A, 5.00%	550,742	13,950,295
Series B, 5.00%	250,029	6,375,740
Series C, 5.50%	810,662	20,866,440
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,399,480
Series C, 7.625%	325,332	7,960,874
Series D, 7.50%	621,976	15,288,170
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,945,106
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	375,101	9,812,642
Apollo Residential Mortgage, Inc. Series A, 8.00%	284,843	6,821,990
Arbor Realty Trust, Inc.:
7.375% (g)	430,605	10,597,189
Series A, 8.25% (g)	189,089	4,814,206
Series B, 7.75% (g)	240,000	5,940,000
Series C, 8.50% (g)	100,000	2,578,000
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,475,653
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	47,000	1,214,010
Series E, 9.00%	140,751	3,701,751
Boston Properties, Inc. 5.25%	10,915	272,220
Brandywine Realty Trust Series E, 6.90%	95,000	2,470,000
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Campus Crest Communities, Inc. Series A, 8.00%	582,117	$ 14,017,377
Capstead Mortgage Corp. Series E, 7.50%	202,984	5,025,884
CBL & Associates Properties, Inc.:
Series D, 7.375%	289,876	7,359,952
Series E, 6.625%	222,063	5,649,283
Cedar Shopping Centers, Inc. Series B, 7.25%	399,750	10,209,615
Chesapeake Lodging Trust Series A, 7.75%	266,916	7,086,620
Colony Financial, Inc.:
7.125%	375,500	8,858,045
Series A, 8.50%	283,920	7,447,222
Series B, 7.50%	108,867	2,739,094
Coresite Realty Corp. Series A, 7.25%	369,799	9,622,170
Corporate Office Properties Trust Series L, 7.375%	167,140	4,374,054
CubeSmart Series A, 7.75%	40,000	1,063,600
CYS Investments, Inc.:
Series A, 7.75%	117,824	2,762,973
Series B, 7.50%	496,667	11,120,374
DDR Corp.:
Series J, 6.50%	340,721	8,804,231
Series K, 6.25%	228,888	5,813,755
Digital Realty Trust, Inc.:
Series E, 7.00%	219,819	5,693,312
Series G, 5.875%	145,444	3,527,017
Series H, 7.375%	50,000	1,356,500
DuPont Fabros Technology, Inc. Series B, 7.625%	381,202	9,720,651
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,029,748
Series B, 7.625%	252,120	5,950,032
Equity Commonwealth Series E, 7.25%	648,952	16,639,129
Equity Lifestyle Properties, Inc. Series C, 6.75%	950,148	24,722,851
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,036,000
First Potomac Realty Trust 7.75%	415,296	10,656,495
Five Oaks Investment Corp. Series A, 8.75%	142,000	3,088,500
General Growth Properties, Inc. Series A, 6.375%	166,463	4,264,782
Gladstone Commercial Corp. Series C, 7.125%	232,238	5,910,457
Hatteras Financial Corp. Series A, 7.625%	522,361	12,144,893
Health Care REIT, Inc. Series J, 6.50%	81,600	2,098,752
Hersha Hospitality Trust:
Series B, 8.00%	162,538	4,170,725
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Hersha Hospitality Trust: - continued
Series C, 6.875%	50,000	$ 1,287,500
Hospitality Properties Trust Series D, 7.125%	40,800	1,068,960
Hudson Pacific Properties, Inc. 8.375%	394,069	10,103,929
Inland Real Estate Corp.:
Series A, 8.125%	466,000	12,102,020
Series B, 6.95%	245,000	6,078,450
Invesco Mortgage Capital, Inc.:
Series A, 7.75%	123,342	3,045,314
Series B, 7.75%	736,003	17,597,832
Investors Real Estate Trust Series B, 7.95%	126,572	3,270,620
iStar Financial, Inc.:
Series D, 8.00%	59,478	1,479,218
Series E, 7.875%	224,596	5,507,094
Series F, 7.80%	438,490	10,778,084
Series G, 7.65%	2,950	71,892
Kilroy Realty Corp.:
Series G, 6.875%	46,760	1,207,811
Series H, 6.375%	143,296	3,668,378
Kite Realty Group Trust 8.25%	96,100	2,473,614
LaSalle Hotel Properties:
Series H, 7.50%	141,308	3,611,832
Series I, 6.375%	354,698	8,870,997
LBA Realty Fund II Series B, 7.625%	31,240	685,718
MFA Financial, Inc.:
8.00%	538,930	13,764,272
Series B, 7.50%	616,232	15,418,125
Monmouth Real Estate Investment Corp.:
Series A, 7.625%	80,000	2,064,000
Series B, 7.875%	95,000	2,541,250
National Retail Properties, Inc.:
5.70%	376,404	9,274,595
Series D, 6.625%	222,138	5,813,351
New York Mortgage Trust, Inc.:
7.875%	154,125	3,302,899
Series B, 7.75%	239,697	5,429,137
NorthStar Realty Finance Corp.:
Series A 8.75%	7,326	187,326
Series B, 8.25%	369,228	9,286,084
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
NorthStar Realty Finance Corp.: - continued
Series C, 8.875%	277,101	$ 7,199,084
Series D, 8.50%	238,715	6,137,363
Series E, 8.75%	366,972	9,511,914
Pebblebrook Hotel Trust:
Series A, 7.875%	412,000	10,670,800
Series B, 8.00%	185,085	4,836,271
Series C, 6.50%	204,321	5,179,537
Pennsylvania (REIT) 7.375%	100,510	2,657,484
Prologis, Inc. Series Q, 8.54%	94,446	5,805,482
PS Business Parks, Inc.:
Series R, 6.875%	116,903	2,964,660
Series S, 6.45%	93,809	2,455,920
Series T, 6.00%	198,899	5,071,925
Series U, 5.75%	600	14,424
Public Storage:
5.875%	50,000	1,257,000
6.375%	122,000	3,218,360
RAIT Financial Trust:
7.125%	336,786	8,278,200
7.625%	224,590	5,102,685
Regency Centers Corp.:
Series 6, 6.625%	152,661	3,961,553
Series 7, 6.00%	176,250	4,348,088
Resource Capital Corp. 8.625%	156,870	3,308,388
Retail Properties America, Inc. 7.00%	394,411	10,333,568
Sabra Health Care REIT, Inc. Series A, 7.125%	298,123	7,742,254
Saul Centers, Inc. Series C, 6.875%	315,478	8,170,880
Senior Housing Properties Trust 5.625%	283,543	6,719,969
Stag Industrial, Inc.:
Series A, 9.00%	280,000	7,582,400
Series B, 6.625%	80,300	2,032,393
Summit Hotel Properties, Inc.:
Series A, 9.25%	138,340	3,757,314
Series B, 7.875%	190,173	5,167,000
Series C, 7.125%	153,212	3,998,833
Sun Communities, Inc. Series A, 7.125%	375,000	9,656,250
Sunstone Hotel Investors, Inc. Series D, 8.00%	129,723	3,348,151
Taubman Centers, Inc. Series K, 6.25%	157,322	3,981,820
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Terreno Realty Corp. Series A, 7.75%	213,690	$ 5,630,732
UMH Properties, Inc. Series A, 8.25%	600,000	15,594,000
Urstadt Biddle Properties, Inc.:
6.75%	160,000	4,240,000
Series F, 7.125%	210,000	5,441,100
VEREIT, Inc. Series F, 6.70%	1,980,249	48,615,113
Wells Fargo Real Estate Investment Corp. 6.375%	221,000	5,794,620
Winthrop Realty Trust 7.75%	360,000	9,162,000
WP Glimcher, Inc.:
6.875%	256,115	6,594,961
7.50%	198,527	5,280,818
		829,011,285
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	321,574	8,325,551
TOTAL FINANCIALS		841,808,503
TOTAL NONCONVERTIBLE PREFERRED STOCKS		843,666,706
TOTAL PREFERRED STOCKS (Cost $851,096,847)		872,465,445
Corporate Bonds - 20.0%
		Principal Amount (e)
Convertible Bonds - 4.5%
FINANCIALS - 4.5%
Consumer Finance - 0.1%
Zais Financial Partners LP 8% 11/15/16 (h)		$ 2,000,000	1,998,750
Diversified Financial Services - 0.4%
RWT Holdings, Inc. 5.625% 11/15/19 (h)		17,620,000	16,879,079
Real Estate Investment Trusts - 3.3%
Apollo Commercial Real Estate Finance, Inc. 5.5% 3/15/19		5,600,000	5,610,500
Ares Commercial Real Estate Corp. 7% 12/15/15		14,700,000	15,049,125
Blackstone Mortgage Trust, Inc. 5.25% 12/1/18		5,750,000	6,166,875
Campus Crest Communities Operating Partnership LP 4.75% 10/15/18 (h)		12,900,000	12,359,813
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Colony Financial, Inc.:
3.875% 1/15/21		$ 9,910,000	$ 9,996,713
5% 4/15/23		9,000,000	9,376,875
PennyMac Corp. 5.375% 5/1/20		12,690,000	11,738,250
RAIT Financial Trust 4% 10/1/33		39,190,000	32,748,144
Redwood Trust, Inc. 4.625% 4/15/18		14,700,000	14,194,688
Resource Capital Corp.:
6% 12/1/18		3,490,000	3,127,913
8% 1/15/20		15,990,000	14,903,751
Spirit Realty Capital, Inc. 3.75% 5/15/21		2,400,000	2,247,000
Starwood Property Trust, Inc. 3.75% 10/15/17		3,230,000	3,252,206
Starwood Waypoint Residential 4.5% 10/15/17 (h)		1,965,000	1,965,000
			142,736,853
Thrifts & Mortgage Finance - 0.7%
IAS Operating Partnership LP 5% 3/15/18 (h)		33,140,000	31,814,400
TOTAL FINANCIALS			193,429,082
Nonconvertible Bonds - 15.5%
CONSUMER DISCRETIONARY - 5.1%
Hotels, Restaurants & Leisure - 0.4%
FelCor Lodging LP:
5.625% 3/1/23		2,000,000	2,052,400
6% 6/1/25 (h)		2,025,000	2,085,750
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21		4,000,000	4,165,000
Times Square Hotel Trust 8.528% 8/1/26 (h)		7,916,982	10,093,350
			18,396,500
Household Durables - 4.7%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (h)		12,145,000	11,416,300
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (h)		2,620,000	2,554,500
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (h)		2,000,000	1,945,000
6.5% 12/15/20 (h)		1,615,000	1,631,150
D.R. Horton, Inc.:
4.375% 9/15/22		4,175,000	4,133,250
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
D.R. Horton, Inc.: - continued
4.75% 5/15/17		$ 2,000,000	$ 2,090,720
5.75% 8/15/23		2,510,000	2,673,150
KB Home:
8% 3/15/20		8,465,000	9,353,825
9.1% 9/15/17		4,985,000	5,558,275
Lennar Corp.:
4.125% 12/1/18		5,520,000	5,602,800
4.5% 6/15/19		1,830,000	1,889,475
4.5% 11/15/19		2,000,000	2,067,500
6.5% 4/15/16		4,000,000	4,110,000
6.95% 6/1/18		14,280,000	15,636,600
M/I Homes, Inc. 8.625% 11/15/18		26,055,000	26,836,650
Meritage Homes Corp.:
6% 6/1/25 (h)		4,000,000	4,040,000
7% 4/1/22		7,525,000	8,014,125
7.15% 4/15/20		7,060,000	7,607,150
Ryland Group, Inc.:
6.625% 5/1/20		1,555,000	1,730,871
8.4% 5/15/17		5,420,000	5,962,000
Standard Pacific Corp.:
5.875% 11/15/24		3,250,000	3,339,375
7% 8/15/15		4,000,000	4,008,000
8.375% 5/15/18		27,853,000	31,822,053
10.75% 9/15/16		4,910,000	5,364,175
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (h)		4,100,000	4,105,125
TRI Pointe Homes, Inc. 5.875% 6/15/24		3,890,000	3,831,650
WCI Communities, Inc. 6.875% 8/15/21		1,845,000	1,914,188
William Lyon Homes, Inc.:
7% 8/15/22		4,180,000	4,357,650
8.5% 11/15/20		15,550,000	16,755,125
			200,350,682
Media - 0.0%
Outfront Media Capital LLC / Corp. 5.625% 2/15/24 (h)		1,300,000	1,326,000
TOTAL CONSUMER DISCRETIONARY			220,073,182
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		$ 602,053	$ 659,249
FINANCIALS - 9.8%
Diversified Financial Services - 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		3,680,000	3,808,800
6% 8/1/20		6,000,000	6,315,000
			10,123,800
Real Estate Investment Trusts - 6.5%
American Campus Communities Operating Partnership LP 4.125% 7/1/24		2,000,000	2,012,724
ARC Properties Operating Partnership LP 4.6% 2/6/24		8,640,000	8,337,600
CBL & Associates LP 5.25% 12/1/23		1,000,000	1,037,445
Commercial Net Lease Realty, Inc. 6.15% 12/15/15		2,526,000	2,572,147
Corporate Office Properties LP 3.6% 5/15/23		5,000,000	4,627,530
Crown Castle International Corp. 5.25% 1/15/23		4,000,000	4,190,000
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		4,955,000	5,054,100
CubeSmart LP 4.8% 7/15/22		2,000,000	2,165,492
DDR Corp.:
7.5% 7/15/18		8,756,000	10,062,404
7.875% 9/1/20		4,637,000	5,653,741
9.625% 3/15/16		3,836,000	4,026,833
DuPont Fabros Technology LP 5.875% 9/15/21		1,000,000	1,027,500
Equity One, Inc. 6.25% 1/15/17		3,000,000	3,186,708
Equity Residential 5.125% 3/15/16		7,201,000	7,372,161
HCP, Inc.:
3.75% 2/1/16		10,000,000	10,136,310
4% 6/1/25		1,000,000	980,250
Health Care Property Investors, Inc.:
5.625% 5/1/17		2,980,000	3,170,896
6% 1/30/17		2,383,000	2,530,122
Health Care REIT, Inc.:
3.625% 3/15/16		14,685,000	14,900,635
4% 6/1/25		1,551,000	1,540,611
4.125% 4/1/19		2,000,000	2,114,992
6.2% 6/1/16		2,750,000	2,858,477
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Healthcare Realty Trust, Inc.:
3.75% 4/15/23		$ 4,022,000	$ 3,906,625
5.75% 1/15/21		3,095,000	3,446,329
Highwoods/Forsyth LP:
3.625% 1/15/23		1,607,000	1,600,514
5.85% 3/15/17		2,800,000	2,980,155
Hospitality Properties Trust:
5% 8/15/22		3,177,000	3,313,897
5.625% 3/15/17		915,000	963,389
HRPT Properties Trust:
6.25% 8/15/16		9,675,000	9,888,876
6.25% 6/15/17		1,055,000	1,109,470
6.65% 1/15/18		4,246,000	4,580,037
iStar Financial, Inc.:
3.875% 7/1/16		2,855,000	2,862,138
4% 11/1/17		15,000,000	14,737,500
5% 7/1/19		15,000,000	14,719,650
5.85% 3/15/17		3,587,000	3,677,321
5.875% 3/15/16		27,070,000	27,543,725
7.125% 2/15/18		5,725,000	5,975,469
9% 6/1/17		9,175,000	9,920,469
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		3,610,000	3,840,138
6.875% 5/1/21		2,000,000	2,100,000
National Retail Properties, Inc. 3.3% 4/15/23		2,000,000	1,948,454
Omega Healthcare Investors, Inc.:
4.5% 4/1/27 (h)		2,462,000	2,374,688
4.95% 4/1/24		2,898,000	2,988,968
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,125,000
Prologis LP 7.625% 7/1/17		4,690,000	5,169,576
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,377,044
Select Income REIT 4.5% 2/1/25		5,000,000	4,882,155
Senior Housing Properties Trust:
3.25% 5/1/19		2,882,000	2,897,888
4.3% 1/15/16		5,000,000	5,029,320
4.75% 5/1/24		3,988,000	3,943,582
6.75% 4/15/20		13,624,000	15,231,073
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Senior Housing Properties Trust: - continued
6.75% 12/15/21		$ 8,000,000	$ 9,125,216
United Dominion Realty Trust, Inc. 5.25% 1/15/16		4,000,000	4,065,028
WP Carey, Inc. 4% 2/1/25		5,000,000	4,843,460
			282,725,832
Real Estate Management & Development - 2.7%
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,033,458
CBRE Group, Inc.:
5% 3/15/23		6,020,000	6,174,112
5.25% 3/15/25		3,295,000	3,426,800
Excel Trust LP 4.625% 5/15/24		2,403,000	2,304,431
Forestar U.S.A. Real Estate Group 8.5% 6/1/22 (h)		16,365,000	17,143,974
Host Hotels & Resorts LP 5.25% 3/15/22		2,000,000	2,170,754
Howard Hughes Corp. 6.875% 10/1/21 (h)		11,715,000	12,417,900
Hunt Companies, Inc. 9.625% 3/1/21 (h)		5,790,000	5,717,625
Kennedy-Wilson, Inc. 5.875% 4/1/24		7,640,000	7,573,150
Mid-America Apartments LP:
3.75% 6/15/24		1,663,000	1,660,798
6.05% 9/1/16		2,500,000	2,616,610
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.5% 4/15/19 (h)		4,805,000	4,841,038
5.25% 12/1/21 (h)		6,620,000	6,785,500
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,509,000
5.875% 6/15/17		400,000	430,867
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (h)		7,000,000	6,982,500
5.625% 3/1/24 (h)		2,270,000	2,207,575
Ventas Realty LP 1.55% 9/26/16		7,000,000	7,023,681
Ventas Realty LP/Ventas Capital Corp.:
3.125% 11/30/15		13,807,000	13,900,653
4% 4/30/19		2,262,000	2,383,734
Wells Operating Partnership II LP 5.875% 4/1/18		3,000,000	3,258,156
			115,562,316
Thrifts & Mortgage Finance - 0.4%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (h)		4,755,000	4,986,806
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Ocwen Financial Corp. 7.125% 5/15/19 (h)(i)		$ 11,795,000	$ 11,146,275
Wrightwood Capital LLC 1.9% 4/20/20 (d)		14,028	469,932
			16,603,013
TOTAL FINANCIALS			425,014,961
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		2,795,000	2,885,838
5.5% 2/1/21		12,305,000	12,766,438
			15,652,276
INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17		3,050,000	3,156,750
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp.:
6.375% 11/15/22 (h)		1,000,000	1,035,000
6.375% 11/15/22		3,000,000	3,105,000
			4,140,000
TOTAL NONCONVERTIBLE BONDS			668,696,418
TOTAL CORPORATE BONDS (Cost $840,267,812)			862,125,500
Asset-Backed Securities - 1.9%

American Homes 4 Rent:
Series 2014-SFR2 Class E, 6.231% 10/17/36 (h)		3,000,000	3,108,920
Series 2014-SFR3 Class E, 6.418% 12/17/36 (h)		9,025,000	9,470,513
Series 2015-SFR1:
Class E, 5.639% 4/17/52 (h)		1,999,310	1,978,922
Class F, 6.482% 4/17/52 (h)		2,000,000	1,906,026
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.688% 3/20/50 (h)(i)		$ 2,250,000	$ 225
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (h)		776,650	802,047
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	419,576
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (h)		389,442	363,116
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		6,178,122	6,045,836
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.6509% 11/28/39 (h)(i)		612,703	349,241
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,586,172	1,566,859
Series 1997-3 Class M1, 7.53% 3/15/28		6,781,936	6,397,210
Invitation Homes Trust:
Series 2013-SFR1 Class F, 3.9% 12/17/30 (h)(i)		1,750,000	1,694,089
Series 2014-SFR1:
Class E, 3.436% 6/17/31 (h)(i)		10,000,000	9,810,623
Class F, 3.936% 6/17/31 (h)(i)		9,504,000	9,193,617
Series 2014-SFR3:
Class E, 4.686% 12/17/31 (h)(i)		4,336,000	4,387,317
Class F, 5.186% 12/17/31 (h)(i)		2,215,000	2,216,714
Series 2015-SFR2 Class E, 3.3353% 6/17/32 (h)(i)		2,450,000	2,382,429
Series 2015-SFR3 Class F, 4.933% 8/17/32 (h)(i)		2,000,000	1,992,967
Series 2015-SRF1 Class F, 4.4853% 3/17/32 (h)(i)		5,500,000	5,392,112
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40		960,803	528,834
Merit Securities Corp. Series 13 Class M1, 7.8468% 12/28/33 (i)		1,923,000	2,018,381
Progress Residential Trust Series 2015-SFR1 Class E, 4.1853% 2/17/32 (h)(i)		1,500,000	1,499,999
Starwood Waypoint Residential Trust Series 2014-1 Class F, 4.7235% 1/17/32 (h)(i)		4,071,000	4,025,884
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.9288% 2/5/36 (h)(i)		3,915,435	392
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.601% 11/21/40 (h)(i)		4,914,554	4,803,976
Class F, 2.231% 11/21/40 (h)(i)		250,000	175,675
TOTAL ASSET-BACKED SECURITIES (Cost $86,327,539)			82,531,500
Collateralized Mortgage Obligations - 0.2%
		Principal Amount (e)	Value
Private Sponsor - 0.2%
Countrywide Home Loans, Inc.:
Series 2002-R2 Class 2B3, 3.6335% 7/25/33 (h)(i)		$ 165,763	$ 91,170
Series 2003-R3 Class B2, 5.5% 11/25/33 (h)		783,996	50,501
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5325% 12/25/46 (h)(i)		4,500,000	4,983,543
Series 2010-K7 Class B, 5.6242% 4/25/20 (h)(i)		3,200,000	3,584,381
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (h)		861,715	883,892
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 12.1354% 6/10/35 (h)(i)		118,172	126,565
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (h)		8,914	8,655
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.6815% 12/10/35 (h)(i)		137,485	35,398
Series 2004-A Class B7, 4.4315% 2/10/36 (h)(i)		139,576	46,491
Series 2004-B Class B7, 4.1815% 2/10/36 (h)(i)		174,502	117,680
TOTAL PRIVATE SPONSOR			9,928,276
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (k)		94,028	25,838
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.0632% 2/25/42 (h)(i)		71,471	55,390
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.3375% 12/25/42 (i)(k)		143,242	12,573
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.0681% 6/25/43 (h)(i)		110,753	60,914
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 2.9643% 10/25/42 (h)(i)		46,599	26,562
TOTAL U.S. GOVERNMENT AGENCY			181,277
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,703,965)			10,109,553
Commercial Mortgage Securities - 14.2%

Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (h)		2,000,000	2,270,210
Banc of America Commercial Mortgage Trust:
Series 2005-1 Class CJ, 5.515% 11/10/42 (i)		1,147,536	1,146,303
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Banc of America Commercial Mortgage Trust: - continued
Series 2005-5 Class D, 5.4703% 10/10/45 (i)		$ 4,000,000	$ 4,006,456
Series 2005-6 Class AJ, 5.328% 9/10/47 (i)		5,000,000	5,043,800
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.597% 3/11/39 (i)		5,700,000	5,778,521
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7657% 4/12/38 (h)(i)		2,520,000	2,621,531
BLCP Hotel Trust:
floater Series 2014-CLRN Class F, 3.2206% 8/15/29 (h)(i)		2,500,000	2,413,543
Series 2014-CLMZ Class M, 5.9145% 8/15/29 (h)(i)		12,513,000	12,426,958
Boca Hotel Portfolio Trust Series 2013-BOCA Class E, 3.9373% 8/15/26 (h)(i)		2,500,000	2,499,993
Carefree Portfolio Trust floater:
Series 2014-CARE:
Class E, 4.187% 11/15/19 (h)(i)		4,073,000	4,094,310
Class F, 2.7707% 11/15/19 (h)(i)		1,650,000	1,609,238
Series 2014-CMZA Class MZA, 6.1635% 11/15/19 (h)(i)		15,382,000	15,385,069
CGBAM Commercial Mortgage Trust:
floater Series 2014-HD Class E, 3.1855% 2/15/31 (h)(i)		5,769,000	5,770,575
Series 2015-SMRT Class F, 3.912% 4/10/28 (h)(i)		5,746,000	5,451,357
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2754% 9/10/46 (h)(i)		2,750,000	2,709,498
Series 2015-SHP2 Class E, 4.285% 7/15/17 (h)(i)		2,933,000	2,933,000
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (h)		7,300,000	6,117,210
Series 2012-CR5 Class D, 4.4801% 12/10/45 (h)(i)		2,000,000	2,020,718
Series 2013-CR10 Class D, 4.9525% 8/10/46 (h)(i)		2,000,000	1,918,880
Series 2013-CR12 Class D, 5.2543% 10/10/46 (h)(i)		4,500,000	4,470,930
Series 2013-CR9 Class D, 4.4002% 7/10/45 (h)(i)		4,255,000	4,020,439
Series 2013-LC6 Class D, 4.4296% 1/10/46 (h)(i)		3,870,000	3,667,556
Series 2014-UBS2 Class D, 5.1826% 3/10/47 (h)(i)		3,713,000	3,535,021
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class J, 5.44% 9/15/30 (h)		1,680,484	1,616,863
Commercial Mortgage Trust pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (i)		1,447,499	1,447,134
Series 2012-CR1:
Class C, 5.5378% 5/15/45 (i)		1,000,000	1,100,956
Class D, 5.5378% 5/15/45 (h)(i)		5,550,000	5,714,274
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Commercial Mortgage Trust pass-thru certificates: - continued
Series 2012-CR2:
Class D, 5.0191% 8/15/45 (h)(i)		$ 4,500,000	$ 4,736,300
Class E, 5.0191% 8/15/45 (h)(i)		6,000,000	6,043,332
Series 2012-LC4:
Class C, 5.8205% 12/10/44 (i)		2,000,000	2,236,190
Class D, 5.8205% 12/10/44 (h)(i)		8,000,000	8,470,736
Core Industrial Trust Series 2015-TEXW Class F, 3.8487% 2/10/34 (h)(i)		6,565,000	5,980,341
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (h)		1,183,604	1,261,774
Series 1998-C2 Class F, 6.75% 11/15/30 (h)		1,332,466	1,367,232
CSMC Trust floater Series 2015-DEAL:
Class E, 4.184% 4/15/29 (h)(i)		2,000,000	1,991,236
Class F, 4.934% 4/15/29 (h)(i)		5,053,000	5,030,863
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 5.099% 1/10/34 (h)(i)		7,503,000	7,060,556
DBUBS Mortgage Trust Series 2011-LC1A:
Class E, 5.7348% 11/10/46 (h)(i)		12,490,000	13,468,979
Class G, 4.652% 11/10/46 (h)		9,843,000	8,578,056
Extended Stay America Trust Series 2013-ESH7 Class C7, 3.9017% 12/5/31 (h)		500,000	512,482
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6623% 12/25/43 (i)(j)		12,206,096	1,522,808
Series K012 Class X3, 2.365% 1/25/41 (i)(j)		21,072,884	2,367,328
Series K013 Class X3, 2.9023% 1/25/43 (i)(j)		14,360,000	1,971,326
Series KAIV Class X2, 3.6147% 6/25/46 (i)(j)		7,430,000	1,335,514
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class EFX, 3.4949% 12/15/19 (h)(i)		5,607,000	5,276,864
Class FFX, 3.4949% 12/15/19 (h)(i)		7,411,000	6,851,876
GMAC Commercial Mortgage Securities, Inc. Series 1997-C2 Class G, 6.75% 4/15/29 (i)		548,460	580,893
GP Portfolio Trust Series 2014-GPP Class E, 4.0355% 2/15/27 (h)(i)		2,823,000	2,813,420
Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A4, 5.8187% 7/10/38 (i)		7,789,588	7,937,831
GS Mortgage Securities Corp. II Series 2010-C1:
Class D, 6.1899% 8/10/43 (h)(i)		4,000,000	4,347,640
Class E, 4% 8/10/43 (h)		3,770,000	3,420,547
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3958% 12/10/43 (h)(i)		3,000,000	3,147,048
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
GS Mortgage Securities Trust: - continued
Series 2011-GC5:
Class C, 5.475% 8/10/44 (h)(i)		$ 9,000,000	$ 9,855,405
Class D, 5.475% 8/10/44 (h)(i)		4,000,000	4,179,732
Class E, 5.475% 8/10/44 (h)(i)		4,049,000	4,014,478
Class F, 4.5% 8/10/44 (h)		4,500,000	3,713,058
Series 2012-GC6:
Class C, 5.8223% 1/10/45 (h)(i)		3,600,000	3,999,030
Class D, 5.8223% 1/10/45 (h)(i)		2,000,000	2,089,829
Class E, 5% 1/10/45 (h)(i)		4,516,000	4,266,125
Series 2012-GCJ7:
Class C, 5.9069% 5/10/45 (i)		6,500,000	7,217,810
Class D, 5.9069% 5/10/45 (h)(i)		3,000,000	3,125,367
Class E, 5% 5/10/45 (h)		6,920,000	6,432,541
Series 2012-GCJ9 Class D, 5.0153% 11/10/45 (h)(i)		2,000,000	1,977,798
Series 2013-GC16:
Class D, 5.4927% 11/10/46 (h)(i)		3,750,000	3,744,701
Class F, 3.5% 11/10/46 (h)		7,303,000	5,602,621
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 3.436% 7/15/29 (h)(i)		7,241,000	7,271,325
Series 2013-HLT Class EFX, 5.6086% 11/5/30 (h)(i)		5,000,000	5,059,201
Invitation Homes Trust floater Series 2013-SFR1 Class E, 2.9% 12/17/30 (h)(i)		1,500,000	1,448,935
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.8339% 1/12/37 (h)(i)		1,000,000	998,658
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (h)(i)		3,000,000	3,582,123
Class D, 7.6935% 12/5/27 (h)(i)		9,550,000	11,286,333
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (h)		9,000,000	9,352,089
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (h)(i)		4,500,000	5,160,389
Class XB, 1.1366% 8/5/32 (h)(i)(j)		32,655,000	1,170,705
Series 2012-CBX:
Class C, 5.4134% 6/15/45 (i)		4,530,000	4,889,637
Class F, 4% 6/15/45 (h)		5,000,000	4,506,520
Class G 4% 6/15/45 (h)		4,044,000	2,945,493
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2014-FBLU Class E, 3.6815% 12/15/28 (h)(i)		2,406,000	2,403,763
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
JPMorgan Chase Commercial Mortgage Securities Trust: - continued
Series 2014-INN:
Class E, 3.787% 6/15/29 (h)(i)		$ 9,607,000	$ 9,570,513
Class F, 4.187% 6/15/29 (h)(i)		9,618,000	9,453,638
Series 2005-LDP5 Class AJ, 5.5334% 12/15/44 (i)		3,470,000	3,510,262
Series 2011-C4 Class F, 3.873% 7/15/46 (h)		1,400,000	1,295,223
Series 2013-LC11:
Class D, 4.3807% 4/15/46 (i)		3,750,000	3,528,146
Class F, 3.25% 4/15/46 (h)(i)		2,518,000	1,846,495
Series 2014-DSTY Class E, 3.9314% 6/10/27 (h)(i)		2,525,000	2,365,362
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (h)		984,143	916,870
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2005-C7 Class AJ, 5.323% 11/15/40 (i)		8,000,000	8,026,504
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	2,117,220
Series 2005-C1 Class E, 4.924% 2/15/40		1,747,214	1,748,042
Series 2006-C4:
Class A4, 6.028% 6/15/38 (i)		4,743,244	4,858,244
Class AJ, 6.048% 6/15/38 (i)		7,005,000	7,180,692
Class AM, 6.048% 6/15/38 (i)		6,700,000	6,948,376
LSTAR Commercial Mortgage Trust:
Series 2011-1 Class D, 5.4277% 6/25/43 (h)(i)		1,060,085	1,060,314
Series 2014-2:
Class D, 5.183% 1/20/41 (h)(i)		3,000,000	2,833,575
Class E, 5.183% 1/20/41 (h)(i)		4,800,000	4,016,995
Mach One Trust LLC Series 2004-1A Class H, 6.1214% 5/28/40 (h)(i)		1,384,194	1,385,163
Merrill Lynch Financial Asset, Inc. Series 2005-CA16 Class M, 4.384% 7/12/37	CAD	220,089	167,336
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8654% 5/12/39 (i)		1,200,000	1,231,040
Mezz Capital Commercial Mortgage Trust Series 2004-C1 Class IO, 9.0012% 1/15/37 (h)(i)(j)		349,488	22,297
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.816% 11/15/45 (h)(i)		2,000,000	2,046,496
Series 2013-C12 Class D, 4.9261% 10/15/46 (h)(i)		3,250,000	3,171,243
Series 2013-C13:
Class D, 5.0578% 11/15/46 (h)(i)		3,100,000	3,024,407
Class E, 5.0578% 11/15/46 (h)(i)		3,379,000	3,073,687
Series 2013-C7 Class E, 4.4375% 2/15/46 (h)(i)		1,000,000	906,731
Series 2013-C9 Class D, 4.2965% 5/15/46 (h)(i)		5,000,000	4,677,180
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Morgan Stanley Capital I Trust:
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41		$ 8,200,000	$ 8,547,590
Series 2012-C4 Class E, 5.7084% 3/15/45 (h)(i)		5,630,000	5,833,969
Series 1997-RR Class F, 7.4369% 4/30/39 (h)(i)		806,029	809,334
Series 1998-CF1 Class G, 7.35% 7/15/32 (h)		2,640,173	2,565,292
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	7,863,240
Series 2011-C1 Class C, 5.418% 9/15/47 (h)(i)		4,000,000	4,430,933
Series 2011-C2:
Class D, 5.4799% 6/15/44 (h)(i)		4,610,000	4,940,804
Class E, 5.4799% 6/15/44 (h)(i)		9,600,000	10,106,544
Class F, 5.4799% 6/15/44 (h)(i)		4,440,000	4,222,724
Class XB, 0.5332% 6/15/44 (h)(i)(j)		63,708,222	1,679,731
Series 2011-C3:
Class C, 5.3554% 7/15/49 (h)(i)		2,000,000	2,181,710
Class D, 5.3554% 7/15/49 (h)(i)		7,400,000	7,891,760
Class G, 5.3554% 7/15/49 (h)(i)		3,283,000	2,943,758
Series 2012-C4 Class D, 5.7084% 3/15/45 (h)(i)		6,310,000	6,779,514
Motel 6 Trust Series 2015-MTL6:
Class E, 5.2785% 2/5/30 (h)		3,278,000	3,263,836
Class F, 5% 2/5/30 (h)		10,728,000	10,372,260
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (h)		4,575,017	5,739,359
SCG Trust Series 2013-SRP1 Class D, 3.5172% 11/15/26 (h)(i)		1,000,000	999,542
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.4862% 8/15/39 (i)		1,493,827	1,500,240
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (h)		10,630,000	10,906,829
UBS Commercial Mortgage Trust Series 2012-C1 Class D, 5.727% 5/10/45 (h)(i)		3,235,000	3,403,336
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2012-C3 Class A1, 0.726% 8/10/49		1,827,170	1,818,809
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.084% 1/10/45 (h)(i)		3,000,000	3,478,836
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (h)		2,540,000	2,919,900
Wachovia Bank Commercial Mortgage Trust Series 2004-C11 Class D, 5.3146% 1/15/41 (i)		5,177,000	5,257,927
Wells Fargo Commercial Mortgage Trust Series 2012-LC5 Class D, 4.9366% 10/15/45 (h)(i)		9,999,000	10,087,941
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (h)		4,000,000	3,319,232
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
WF-RBS Commercial Mortgage Trust: - continued
Series 2011-C3:
Class C, 5.335% 3/15/44 (h)		$ 4,900,000	$ 5,353,554
Class D, 5.7221% 3/15/44 (h)(i)		1,000,000	1,079,559
Class E, 5% 3/15/44 (h)		3,000,000	2,910,177
Series 2011-C5:
Class F, 5.25% 11/15/44 (h)(i)		3,000,000	2,757,525
Class G, 5.25% 11/15/44 (h)(i)		2,000,000	1,753,606
Series 2012-C10 Class E, 4.6057% 12/15/45 (h)(i)		4,090,000	3,745,782
Series 2012-C7:
Class D, 4.9995% 6/15/45 (h)(i)		2,380,000	2,495,706
Class F, 4.5% 6/15/45 (h)		2,000,000	1,855,752
Series 2013-C11:
Class D, 4.3201% 3/15/45 (h)(i)		5,830,000	5,645,300
Class E, 4.3201% 3/15/45 (h)(i)		4,780,000	4,336,593
Series 2013-C13 Class D, 4.1386% 5/15/45 (h)(i)		4,000,000	3,825,852
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 3.9058% 11/15/29 (h)(i)		6,182,652	6,140,759
Class G, 3.2055% 11/15/29 (h)(i)		4,069,869	3,787,233
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $568,589,435)			610,929,580
Bank Loan Obligations - 7.3%

CONSUMER DISCRETIONARY - 2.9%
Hotels, Restaurants & Leisure - 2.2%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (i)		13,238,103	12,377,626
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (i)		10,194,581	8,627,164
Cooper Hotel Group 12% 11/6/17		13,194,963	13,854,711
ESH Hospitality, Inc. Tranche B, term loan 5% 6/24/19 (i)		14,218,748	14,485,349
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (i)		2,150,000	2,155,375
Tranche B 1LN, term loan 3.5% 6/27/20 (i)		1,993,180	1,990,688
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (i)		18,472,361	18,495,451
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 4% 4/14/21 (i)		13,181,721	13,198,198
Bank Loan Obligations - continued
		Principal Amount (e)	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (i)		$ 8,114,819	$ 8,135,106
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.5% 1/15/21 (i)		2,267,100	2,275,602
			95,595,270
Media - 0.2%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (i)		8,295,000	8,284,631
Multiline Retail - 0.4%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (i)		15,385,152	15,365,920
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack Tranche B, term loan 4.25% 10/11/18 (i)		6,213,491	6,213,491
TOTAL CONSUMER DISCRETIONARY			125,459,312
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Albertson's LLC:
Tranche B 2LN, term loan 5.375% 3/21/19 (i)		5,110,539	5,129,703
Tranche B 3LN, term loan 5% 8/25/19 (i)		8,378,938	8,410,359
			13,540,062
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (i)		2,000,000	2,007,500
Panda Sherman Power, LLC term loan 9% 9/14/18 (i)		7,148,245	7,041,022
Panda Temple Power, LLC term loan 7.25% 4/3/19 (i)		8,580,000	8,065,200
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (i)		4,211,517	4,232,574
			21,346,296
FINANCIALS - 1.8%
Real Estate Investment Trusts - 0.3%
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/17/20 (i)		10,822,768	10,768,654
Real Estate Management & Development - 1.1%
CityCenter 8.74% 7/12/16 (i)		2,654,628	2,654,628
Bank Loan Obligations - continued
		Principal Amount (e)	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (i)		$ 420,600	$ 416,394
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (i)		44,022,253	44,132,309
			47,203,331
Thrifts & Mortgage Finance - 0.4%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (i)		18,395,917	18,395,917
TOTAL FINANCIALS			76,367,902
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Community Health Systems, Inc.:
Tranche F, term loan 3.5335% 12/31/18 (i)		1,995,000	2,004,975
Tranche G, term loan 3.75% 12/31/19 (i)		880,340	880,340
Tranche H, term loan 4% 1/27/21 (i)		3,119,660	3,127,459
			6,012,774
INDUSTRIALS - 0.6%
Commercial Services & Supplies - 0.3%
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (i)		3,950,000	3,871,000
Pilot Travel Centers LLC Tranche B, term loan 4.25% 10/3/21 (i)		9,900,000	9,987,120
			13,858,120
Construction & Engineering - 0.3%
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (i)		11,353,592	11,481,320
TOTAL INDUSTRIALS			25,339,440
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SBA Senior Finance II, LLC:
term loan 3.25% 3/24/21 (i)		13,855,050	13,768,456
Tranche B 2LN, term loan 3.25% 6/10/22 (i)		1,500,000	1,488,750
			15,257,206
Bank Loan Obligations - continued
		Principal Amount (e)	Value
UTILITIES - 0.7%
Electric Utilities - 0.4%
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (i)		$ 7,306,278	$ 7,260,613
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (i)		3,362,398	3,375,007
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (i)		6,066,770	5,983,655
Southeast Powergen LLC Tranche B, term loan 4.5% 12/2/21 (i)		2,756,150	2,766,486
			19,385,761
Independent Power and Renewable Electricity Producers - 0.3%
Calpine Corp. Tranche B 4LN, term loan 4% 10/31/20 (i)		1,970,000	1,972,463
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (i)		11,486,346	10,940,745
			12,913,208
TOTAL UTILITIES			32,298,969
TOTAL BANK LOAN OBLIGATIONS (Cost $274,172,984)			315,621,961
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (h)(i)		1,220,000	394,304
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (h)(i)		500,000	250
TOTAL PREFERRED SECURITIES (Cost $1,297,768)			394,554
Money Market Funds - 4.9%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	212,414,253	$ 212,414,253
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	82,000	82,000
TOTAL MONEY MARKET FUNDS (Cost $212,496,253)		212,496,253
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $4,042,563,842)		4,259,361,956
NET OTHER ASSETS (LIABILITIES) - 1.3%		57,654,478
NET ASSETS - 100%		$ 4,317,016,434
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $753,917,003 or 17.5% of net assets.

(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,092,781 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 57,050
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.3375% 12/25/42	3/25/03	$ 94,017
Stanley Martin Communities LLC Class B	8/3/05 - 3/1/07	$ 4,244,623
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 389,159
Fidelity Securities Lending Cash Central Fund	31,537
Total	$ 420,696
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Realty Trust (SBI)	$ 98,809,206	$ 6,961,621	$ -	$ 4,593,982	$ 119,299,759
Arbor Realty Trust, Inc.	21,697,653	-	-	1,657,247	20,991,789
Arbor Realty Trust, Inc. 7.375%	8,162,637	2,420,000	-	793,928	10,597,189
Arbor Realty Trust, Inc. Series A, 8.25%	4,727,225	-	-	389,996	4,814,206
Arbor Realty Trust, Inc. Series B, 7.75%	5,882,400	-	-	465,000	5,940,000
Arbor Realty Trust, Inc. Series C, 8.50%	2,525,000	-	-	212,500	2,578,000
Total	$ 141,804,121	$ 9,381,621	$ -	$ 8,112,653	$ 164,220,943
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,912,573	$ 1,858,203	$ -	$ 7,054,370
Financials	2,156,240,482	2,122,413,123	33,827,357	2
Corporate Bonds	862,125,500	-	861,655,568	469,932
Asset-Backed Securities	82,531,500	-	75,507,994	7,023,506
Collateralized Mortgage Obligations	10,109,553	-	9,587,036	522,517
Commercial Mortgage Securities	610,929,580	-	610,739,947	189,633
Bank Loan Obligations	315,621,961	-	296,540,853	19,081,108
Preferred Securities	394,554	-	-	394,554
Money Market Funds	212,496,253	212,496,253	-	-
Total Investments in Securities:	$ 4,259,361,956	$ 2,336,767,579	$ 1,887,858,755	$ 34,735,622
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Bank Loan Obligations
Beginning Balance	$ 47,410,682
Net Realized Gain (Loss) on Investment Securities	4,312
Net Unrealized Gain (Loss) on Investment Securities	(204,947)
Cost of Purchases	1,641,773
Proceeds of Sales	(30,267,248)
Amortization/Accretion	(149,892)
Transfers into Level 3	646,428
Transfers out of Level 3	-
Ending Balance	$ 19,081,108
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 139,122
Other Investments in Securities:
Beginning Balance	$ 31,191,916
Net Realized Gain (Loss) on Investment Securities	(4,491,681)
Net Unrealized Gain (Loss) on Investment Securities	6,062,436
Cost of Purchases	54,943
Proceeds of Sales	(15,938,523)
Amortization/Accretion	600,752
Transfers into Level 3	494,533
Transfers out of Level 3	(2,319,862)
Ending Balance	$ 15,654,514
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 298,525

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.3%
AAA,AA,A	3.1%
BBB	9.5%
BB	9.6%
B	11.7%
CCC,CC,C	0.8%
D	0.0%
Not Rated	8.5%
Equities	50.2%
Short-Term Investments and Net Other Assets	6.3%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $80,160) - See accompanying schedule: Unaffiliated issuers (cost $3,699,779,355)	$ 3,882,644,760
Fidelity Central Funds (cost $212,496,253)	212,496,253
Other affiliated issuers (cost $130,288,234)	164,220,943
Total Investments (cost $4,042,563,842)		$ 4,259,361,956
Cash		230,281
Foreign currency held at value (cost $2,357,093)		2,310,596
Receivable for investments sold		49,193,593
Receivable for fund shares sold		3,081,848
Dividends receivable		3,389,809
Interest receivable		18,490,023
Distributions receivable from Fidelity Central Funds		29,352
Other receivables		6,569
Total assets		4,336,094,027

Liabilities
Payable for investments purchased	$ 6,702,493
Payable for fund shares redeemed	8,923,965
Accrued management fee	1,972,548
Distribution and service plan fees payable	357,265
Other affiliated payables	905,413
Other payables and accrued expenses	133,909
Collateral on securities loaned, at value	82,000
Total liabilities		19,077,593

Net Assets		$ 4,317,016,434
Net Assets consist of:
Paid in capital		$ 4,030,305,530
Undistributed net investment income		34,176,266
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		35,806,504
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		216,728,134
Net Assets		$ 4,317,016,434

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($495,461,547 ÷ 42,506,436 shares)	$ 11.66

Maximum offering price per share (100/96.00 of $11.66)	$ 12.15
Class T:
Net Asset Value and redemption price per share ($55,424,226 ÷ 4,752,349 shares)	$ 11.66

Maximum offering price per share (100/96.00 of $11.66)	$ 12.15
Class C:
Net Asset Value and offering price per share ($291,386,883 ÷ 25,217,545 shares)	$ 11.55

Real Estate Income:
Net Asset Value, offering price and redemption price per share ($2,561,268,378 ÷ 218,691,778 shares)	$ 11.71

Class I:
Net Asset Value, offering price and redemption price per share ($913,475,400 ÷ 78,199,250 shares)	$ 11.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2015
Investment Income
Dividends (including $8,112,653 earned from other affiliated issuers)		$ 124,596,150
Interest		115,189,589
Income from Fidelity Central Funds		420,696
Total income		240,206,435

Expenses
Management fee	$ 24,277,663
Transfer agent fees	9,546,099
Distribution and service plan fees	4,138,875
Accounting and security lending fees	1,344,494
Custodian fees and expenses	63,073
Independent trustees' compensation	18,479
Registration fees	214,976
Audit	177,427
Legal	10,279
Miscellaneous	28,304
Total expenses before reductions	39,819,669
Expense reductions	(141,701)	39,677,968
Net investment income (loss)		200,528,467
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,227,022
Foreign currency transactions	(19,715)
Total net realized gain (loss)		54,207,307
Change in net unrealized appreciation (depreciation) on: Investment securities	(52,090,713)
Assets and liabilities in foreign currencies	(93,516)
Total change in net unrealized appreciation (depreciation)		(52,184,229)
Net gain (loss)		2,023,078
Net increase (decrease) in net assets resulting from operations		$ 202,551,545

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 200,528,467	$ 170,741,524
Net realized gain (loss)	54,207,307	105,884,376
Change in net unrealized appreciation (depreciation)	(52,184,229)	30,348,946
Net increase (decrease) in net assets resulting from operations	202,551,545	306,974,846
Distributions to shareholders from net investment income	(199,452,326)	(172,155,251)
Distributions to shareholders from net realized gain	(75,677,564)	(78,297,244)
Total distributions	(275,129,890)	(250,452,495)
Share transactions - net increase (decrease)	215,193,161	(6,051,637)
Redemption fees	424,938	438,384
Total increase (decrease) in net assets	143,039,754	50,909,098

Net Assets
Beginning of period	4,173,976,680	4,123,067,582
End of period (including undistributed net investment income of $34,176,266 and undistributed net investment income of $34,654,174, respectively)	$ 4,317,016,434	$ 4,173,976,680

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.86	$ 11.67	$ 11.26	$ 10.73	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.52	.49	.54	.52	.53
Net realized and unrealized gain (loss)	.02	.44	.60	.61	.76
Total from investment operations	.54	.93	1.14	1.13	1.29
Distributions from net investment income	(.52)	(.50)	(.53)	(.51)	(.50)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.74)I	(.74)	(.73)	(.60)H	(.50)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.66	$ 11.86	$ 11.67	$ 11.26	$ 10.73
Total ReturnA, B	4.65%	8.49%	10.45%	11.24%	13.27%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.04%	1.06%	1.08%	1.12%	1.13%
Expenses net of fee waivers, if any	1.03%	1.05%	1.08%	1.12%	1.13%
Expenses net of all reductions	1.03%	1.05%	1.07%	1.11%	1.12%
Net investment income (loss)	4.40%	4.28%	4.62%	4.89%	5.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 495,462	$ 442,271	$ 378,269	$ 137,352	$ 60,283
Portfolio turnover rateE	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

I Total distributions of $.74 per share is comprised of distributions from net investment income of $.523 and distributions from net realized gain of $.212 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.86	$ 11.67	$ 11.26	$ 10.72	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.51	.49	.54	.52	.52
Net realized and unrealized gain (loss)	.02	.43	.60	.62	.76
Total from investment operations	.53	.92	1.14	1.14	1.28
Distributions from net investment income	(.52)	(.50)	(.53)	(.50)	(.50)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.73)	(.73) H	(.73)	(.60)	(.50)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.66	$ 11.86	$ 11.67	$ 11.26	$ 10.72
Total ReturnA, B	4.62%	8.44%	10.42%	11.33%	13.11%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.06%	1.08%	1.08%	1.11%	1.16%
Expenses net of fee waivers, if any	1.06%	1.08%	1.08%	1.11%	1.16%
Expenses net of all reductions	1.06%	1.07%	1.08%	1.11%	1.16%
Net investment income (loss)	4.37%	4.26%	4.61%	4.90%	4.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,424	$ 48,164	$ 46,198	$ 26,143	$ 7,626
Portfolio turnover rateE	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.73 per share is comprised of distributions from net investment income of $.496 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.77	$ 11.59	$ 11.20	$ 10.67	$ 9.93
Income from Investment Operations
Net investment income (loss) C	.43	.40	.45	.44	.45
Net realized and unrealized gain (loss)	.01	.43	.60	.62	.74
Total from investment operations	.44	.83	1.05	1.06	1.19
Distributions from net investment income	(.45)	(.42)	(.46)	(.43)	(.45)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.66)	(.65) H	(.66)	(.53)	(.45)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.55	$ 11.77	$ 11.59	$ 11.20	$ 10.67
Total ReturnA, B	3.82%	7.66%	9.66%	10.49%	12.25%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.79%	1.79%	1.81%	1.87%	1.89%
Expenses net of fee waivers, if any	1.78%	1.79%	1.81%	1.87%	1.89%
Expenses net of all reductions	1.78%	1.79%	1.81%	1.87%	1.89%
Net investment income (loss)	3.65%	3.54%	3.88%	4.14%	4.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 291,387	$ 246,306	$ 204,012	$ 52,780	$ 21,555
Portfolio turnover rateE	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.417 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 11.71	$ 11.29	$ 10.75	$ 9.95
Income from Investment Operations
Net investment income (loss) B	.54	.52	.57	.54	.55
Net realized and unrealized gain (loss)	.02	.44	.60	.62	.76
Total from investment operations	.56	.96	1.17	1.16	1.31
Distributions from net investment income	(.55)	(.53)	(.55)	(.52)	(.51)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.76)	(.76)G	(.75)	(.62)	(.51)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.71	$ 11.91	$ 11.71	$ 11.29	$ 10.75
Total ReturnA	4.84%	8.78%	10.71%	11.50%	13.41%
Ratios to Average Net AssetsC, E
Expenses before reductions	.83%	.83%	.84%	.90%	.92%
Expenses net of fee waivers, if any	.82%	.83%	.84%	.89%	.92%
Expenses net of all reductions	.82%	.83%	.84%	.89%	.92%
Net investment income (loss)	4.61%	4.50%	4.85%	5.12%	5.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,561,268	$ 2,627,382	$ 2,884,545	$ 2,252,149	$ 1,660,063
Portfolio turnover rateD	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.76 per share is comprised of distributions from net investment income of $.525 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.88	$ 11.69	$ 11.28	$ 10.74	$ 9.95
Income from Investment Operations
Net investment income (loss)B	.55	.52	.57	.55	.55
Net realized and unrealized gain (loss)	.02	.44	.60	.62	.76
Total from investment operations	.57	.96	1.17	1.17	1.31
Distributions from net investment income	(.55)	(.53)	(.56)	(.53)	(.52)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.77) G	(.77)	(.76)	(.63)	(.52)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.68	$ 11.88	$ 11.69	$ 11.28	$ 10.74
Total ReturnA	4.92%	8.76%	10.72%	11.62%	13.44%
Ratios to Average Net AssetsC, E
Expenses before reductions	.77%	.78%	.80%	.84%	.89%
Expenses net of fee waivers, if any	.77%	.78%	.80%	.84%	.89%
Expenses net of all reductions	.77%	.78%	.80%	.84%	.89%
Net investment income (loss)	4.66%	4.55%	4.89%	5.17%	5.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 913,475	$ 809,854	$ 610,045	$ 217,435	$ 43,282
Portfolio turnover rateD	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.77 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $.212 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 367,906,812
Gross unrealized depreciation	(153,634,526)
Net unrealized appreciation (depreciation) on securities	$ 214,272,286

Tax Cost	$ 4,045,089,670

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 36,563,408
Undistributed long-term capital gain	$ 36,541,226
Net unrealized appreciation (depreciation) on securities and other investments	$ 214,202,306

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 202,287,403	$ 185,363,562
Long-term Capital Gains	72,842,487	65,088,933
Total	$ 275,129,890	$ 250,452,495

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $987,134,266 and $778,719,087, respectively

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,204,578	$ 56,339
Class T	-%	.25%	133,672	-
Class C	.75%	.25%	2,800,625	887,952
			$ 4,138,875	$ 944,291

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 68,997
Class T	10,961
Class C*	50,856
$ 130,814

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 941,488.20
Class T	118,992.22
Class C	543,999.19
Real Estate Income	6,234,517.23
Class I	1,707,103.18
	$ 9,546,099

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,347 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,409 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $31,537. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,713 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,498.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $17,421 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 9,323
Class T	1,074
Class C	5,166
Real Estate Income	66,942
Class I	16,564
$ 99,069

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$ 21,010,715	$ 16,638,771
Class T	2,305,119	1,842,576
Class C	10,465,476	7,530,932
Real Estate Income	122,206,251	117,401,887
Class I	43,464,765	28,741,085
Total	$ 199,452,326	$ 172,155,251
From net realized gain
Class A	$ 7,958,848	$ 7,591,572
Class T	875,220	874,881
Class C	4,645,932	4,152,718
Real Estate Income	46,720,433	53,508,422
Class I	15,477,131	12,169,651
Total	$ 75,677,564	$ 78,297,244

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	17,614,783	18,815,698	$ 207,492,435	$ 217,399,754
Reinvestment of distributions	2,253,682	1,805,230	26,209,333	20,178,624
Shares redeemed	(14,664,043)	(15,738,034)	(171,937,484)	(180,458,692)
Net increase (decrease)	5,204,422	4,882,894	$ 61,764,284	$ 57,119,686

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Class T
Shares sold	1,551,308	1,270,924	$ 18,286,948	$ 14,645,845
Reinvestment of distributions	251,652	211,146	2,927,374	2,357,016
Shares redeemed	(1,110,729)	(1,380,258)	(13,074,996)	(15,703,373)
Net increase (decrease)	692,231	101,812	$ 8,139,326	$ 1,299,488
Class C
Shares sold	7,875,459	9,015,535	$ 92,082,413	$ 103,482,191
Reinvestment of distributions	1,105,279	813,525	12,763,694	9,012,478
Shares redeemed	(4,690,719)	(6,508,928)	(54,577,835)	(73,908,752)
Net increase (decrease)	4,290,019	3,320,132	$ 50,268,272	$ 38,585,917
Real Estate Income
Shares sold	51,184,144	61,717,695	$ 605,520,317	$ 711,894,953
Reinvestment of distributions	12,742,585	13,609,464	148,826,128	152,306,330
Shares redeemed	(65,882,524)	(100,931,769)	(777,479,294)	(1,156,054,958)
Net increase (decrease)	(1,955,795)	(25,604,610)	$ (23,132,849)	$ (291,853,675)
Class I
Shares sold	38,671,974	40,192,476	$ 455,469,590	$ 465,679,843
Reinvestment of distributions	3,704,065	2,412,058	43,129,998	27,006,597
Shares redeemed	(32,342,580)	(26,626,486)	(380,445,460)	(303,889,493)
Net increase (decrease)	10,033,459	15,978,048	$ 118,154,128	$ 188,796,947

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 24, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-

present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay on September 14, 2015, to shareholders of record at the opening of business on September 11, 2015, a distribution of $0.102 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.126 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $49,924,038, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Real Estate Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the

Annual Report

management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

REI-UANN-0915
1.789710.112

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate Income
Fund - Class I
(formerly Institutional Class)

Annual Report

July 31, 2015

(Fidelity Cover Art)

Class I is a class of Fidelity®
Real Estate Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class IA	4.92%	9.85%	6.47%

A The initial offering of Class I shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Income Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class I.
Annual Report

Management's Discussion of Fund Performance

Market Recap: For the 12 months ending July 31, 2015, real estate securities experienced greater volatility than normal for most historical time periods, partly due to the market's reaction to changing interest rate expectations. In the first half of the period, real estate common stocks, as measured by the FTSE® NAREIT® All REITs Index, rose sharply but, with an increase in rates, subsequently gave back much of those gains before enjoying somewhat better results in the period's final weeks. All told, the FTSE® NAREIT® index rose 8.99%. Meanwhile, the MSCI REIT Preferred Index, a proxy for the real estate preferred stock segment, gained 8.93%, a relatively strong result that partly reflected its somewhat low valuations on a historical basis coming into the reporting period. On the market's fixed-income side, The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector - rose 3.05%. The market performance took place against a continued solid fundamental backdrop for commercial real estate. The creation of property supply was still moderate, while companies generally experienced growing occupancies or rents, which in turn helped lift cash flows for real estate owners.

Comments from Portfolio Manager Mark Snyderman: For the year, the fund's share classes fell short of my target for a mid- to upper-single-digit return. (For specific class-level results, please see the Performance section of this report.) At the same time, its share classes trailed the 6.69% return of the sector benchmark Fidelity Real Estate Income Composite IndexSM - a 40/40/20 blend of the MSCI REIT Preferred Index, The BofA Merrill LynchSM US Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively. The fund's preferred stocks gained roughly 9%, nearly matching the return of the MSCI preferred stock index. The fund's bond investments also generally did well. Our commercial mortgage-backed securities (CMBS) and high-yield real estate bonds returned approximately 6% and 4%, respectively, outpacing the 3% increase in the BofA Merrill Lynch index. Meanwhile, our investment-grade positions roughly matched that measure. Good credit research helped drive the outperformance from CMBS and high-yield securities, but helped to a lesser extent with our investment-grade holdings. Meanwhile, the fund's real estate investment trust (REIT) common stock investments added 7%, well behind the FTSE NAREIT index. A negative performance factor was the fund's average cash allocation of 7%, a normal level of cash for this fund that hurt during a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Class A	1.03%
Actual		$ 1,000.00	$ 992.80	$ 5.09
HypotheticalA		$ 1,000.00	$ 1,019.69	$ 5.16
Class T	1.06%
Actual		$ 1,000.00	$ 991.80	$ 5.23
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class C	1.78%
Actual		$ 1,000.00	$ 988.50	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,015.97	$ 8.90
Real Estate Income	.82%
Actual		$ 1,000.00	$ 993.60	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11
Class I	.77%
Actual		$ 1,000.00	$ 993.80	$ 3.81
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Equity Lifestyle Properties, Inc.	3.5	3.0
MFA Financial, Inc.	3.0	2.9
Acadia Realty Trust (SBI)	2.8	2.9
Ventas, Inc.	1.5	1.4
Mid-America Apartment Communities, Inc.	1.1	1.0
	11.9
Top 5 Bonds as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20	1.0	0.9
RAIT Financial Trust 4% 10/1/33	0.8	0.6
Standard Pacific Corp. 8.375% 5/15/18	0.7	0.7
IAS Operating Partnership LP 5% 3/15/18	0.7	0.7
iStar Financial, Inc. 5.875% 3/15/16	0.6	0.6
	3.8
Top Five REIT Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	17.9	17.2
REITs - Health Care	7.4	7.0
REITs - Shopping Centers	5.6	7.2
REITs - Management/Investment	5.2	5.6
REITs - Apartments	5.0	4.8
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Common Stocks 30.0%		Common Stocks 30.8%
	Preferred Stocks 19.5%		Preferred Stocks 17.6%
	Bonds 31.8%		Bonds 30.7%
	Convertible Securities 5.2%		Convertible Securities 5.5%
	Other Investments 7.3%		Other Investments 7.9%
	Short-Term Investments and Net Other Assets (Liabilities) 6.2%		Short-Term Investments and Net Other Assets (Liabilities) 7.5%
* Foreign investments	0.9%	** Foreign investments	1.3%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 30.0%
	Shares	Value
CONSUMER DISCRETIONARY - 0.2%
Household Durables - 0.2%
Stanley Martin Communities LLC Class B (a)(k)	4,620	$ 7,054,370
FINANCIALS - 29.8%
Capital Markets - 0.5%
Ellington Financial LLC	1,114,700	20,354,422
Real Estate Investment Trusts - 28.6%
Acadia Realty Trust (SBI) (g)	3,730,449	119,299,759
AG Mortgage Investment Trust, Inc.	781,700	14,226,940
American Campus Communities, Inc.	226,000	8,434,320
American Tower Corp.	177,100	16,843,981
Annaly Capital Management, Inc.	1,606,900	15,988,655
Anworth Mortgage Asset Corp.	1,230,410	6,152,050
Apartment Investment & Management Co. Class A	1,049,300	41,006,644
Arbor Realty Trust, Inc. (g)	3,068,975	20,991,789
AvalonBay Communities, Inc.	141,400	24,368,876
Boardwalk (REIT)	136,200	5,994,320
CBL & Associates Properties, Inc.	2,105,673	34,406,697
Cedar Shopping Centers, Inc.	830,510	5,564,417
Chambers Street Properties	528,593	3,922,160
Community Healthcare Trust, Inc.	225,600	4,257,072
CYS Investments, Inc.	1,992,739	15,463,655
Douglas Emmett, Inc.	517,200	15,159,132
Dynex Capital, Inc.	2,039,943	15,034,380
EastGroup Properties, Inc.	111,900	6,736,380
Ellington Residential Mortgage REIT	260,000	3,634,800
Equity Lifestyle Properties, Inc.	2,627,460	152,077,369
Equity Residential (SBI)	77,400	5,790,294
Extra Space Storage, Inc.	355,700	26,151,064
First Potomac Realty Trust	1,381,615	15,681,330
Five Oaks Investment Corp.	479,100	3,631,578
Great Ajax Corp.	500,000	7,020,000
Hatteras Financial Corp.	812,600	13,212,876
Lexington Corporate Properties Trust	4,340,682	37,329,865
LTC Properties, Inc.	253,513	11,121,615
MFA Financial, Inc.	17,223,722	129,694,627
Mid-America Apartment Communities, Inc.	618,300	49,674,222
Monmouth Real Estate Investment Corp. Class A (f)	813,473	8,150,999
National Retail Properties, Inc.	244,200	9,076,914
New Senior Investment Group, Inc.	1,726,825	22,345,116
Newcastle Investment Corp.	1,840,830	9,038,475
NorthStar Realty Finance Corp.	166,600	2,665,600
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Potlatch Corp.	509,300	$ 17,830,593
Prologis, Inc.	108,487	4,405,657
Sabra Health Care REIT, Inc.	900,600	24,631,410
Select Income REIT	361,791	7,261,145
Senior Housing Properties Trust (SBI)	2,597,400	44,857,098
Simon Property Group, Inc.	126,100	23,608,442
Store Capital Corp.	556,800	11,692,800
Terreno Realty Corp.	1,728,064	36,237,502
The Macerich Co.	147,900	11,707,764
Two Harbors Investment Corp.	2,190,580	22,387,728
Ventas, Inc.	940,846	63,121,358
VEREIT, Inc.	885,434	7,756,402
Weyerhaeuser Co.	704,500	21,621,105
WP Carey, Inc.	773,700	47,342,703
WP Glimcher, Inc.	797,563	10,799,003
		1,235,408,681
Real Estate Management & Development - 0.7%
Brookfield Asset Management, Inc. Class A	386,400	13,490,097
Kennedy-Wilson Holdings, Inc.	646,921	16,380,040
		29,870,137
TOTAL FINANCIALS		1,285,633,240
TOTAL COMMON STOCKS (Cost $1,198,611,239)		1,292,687,610
Preferred Stocks - 20.2%

Convertible Preferred Stocks - 0.7%
FINANCIALS - 0.7%
Real Estate Investment Trusts - 0.7%
Alexandria Real Estate Equities, Inc. Series D 7.00%	195,000	5,478,291
Equity Commonwealth 6.50% (a)	31,237	776,864
Lexington Corporate Properties Trust Series C, 6.50%	468,742	22,543,584
		28,798,739
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 19.5%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Red Lion Hotels Capital Trust 9.50%	71,773	$ 1,858,203
FINANCIALS - 19.5%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,471,667
Real Estate Investment Trusts - 19.2%
AG Mortgage Investment Trust, Inc.:
8.00%	587,287	14,453,133
8.25%	34,859	871,475
Alexandria Real Estate Equities, Inc. Series E, 6.45%	145,913	3,790,820
American Capital Agency Corp.:
8.00%	200,000	4,984,000
Series B, 7.75%	360,200	8,615,984
American Capital Mortgage Investment Corp. Series A, 8.125%	248,636	6,034,396
American Home Mortgage Investment Corp.:
Series A, 9.75% (a)	120,300	1
Series B, 9.25% (a)	124,100	1
American Homes 4 Rent:
Series A, 5.00%	550,742	13,950,295
Series B, 5.00%	250,029	6,375,740
Series C, 5.50%	810,662	20,866,440
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,399,480
Series C, 7.625%	325,332	7,960,874
Series D, 7.50%	621,976	15,288,170
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,945,106
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	375,101	9,812,642
Apollo Residential Mortgage, Inc. Series A, 8.00%	284,843	6,821,990
Arbor Realty Trust, Inc.:
7.375% (g)	430,605	10,597,189
Series A, 8.25% (g)	189,089	4,814,206
Series B, 7.75% (g)	240,000	5,940,000
Series C, 8.50% (g)	100,000	2,578,000
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,475,653
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	47,000	1,214,010
Series E, 9.00%	140,751	3,701,751
Boston Properties, Inc. 5.25%	10,915	272,220
Brandywine Realty Trust Series E, 6.90%	95,000	2,470,000
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Campus Crest Communities, Inc. Series A, 8.00%	582,117	$ 14,017,377
Capstead Mortgage Corp. Series E, 7.50%	202,984	5,025,884
CBL & Associates Properties, Inc.:
Series D, 7.375%	289,876	7,359,952
Series E, 6.625%	222,063	5,649,283
Cedar Shopping Centers, Inc. Series B, 7.25%	399,750	10,209,615
Chesapeake Lodging Trust Series A, 7.75%	266,916	7,086,620
Colony Financial, Inc.:
7.125%	375,500	8,858,045
Series A, 8.50%	283,920	7,447,222
Series B, 7.50%	108,867	2,739,094
Coresite Realty Corp. Series A, 7.25%	369,799	9,622,170
Corporate Office Properties Trust Series L, 7.375%	167,140	4,374,054
CubeSmart Series A, 7.75%	40,000	1,063,600
CYS Investments, Inc.:
Series A, 7.75%	117,824	2,762,973
Series B, 7.50%	496,667	11,120,374
DDR Corp.:
Series J, 6.50%	340,721	8,804,231
Series K, 6.25%	228,888	5,813,755
Digital Realty Trust, Inc.:
Series E, 7.00%	219,819	5,693,312
Series G, 5.875%	145,444	3,527,017
Series H, 7.375%	50,000	1,356,500
DuPont Fabros Technology, Inc. Series B, 7.625%	381,202	9,720,651
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,029,748
Series B, 7.625%	252,120	5,950,032
Equity Commonwealth Series E, 7.25%	648,952	16,639,129
Equity Lifestyle Properties, Inc. Series C, 6.75%	950,148	24,722,851
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,036,000
First Potomac Realty Trust 7.75%	415,296	10,656,495
Five Oaks Investment Corp. Series A, 8.75%	142,000	3,088,500
General Growth Properties, Inc. Series A, 6.375%	166,463	4,264,782
Gladstone Commercial Corp. Series C, 7.125%	232,238	5,910,457
Hatteras Financial Corp. Series A, 7.625%	522,361	12,144,893
Health Care REIT, Inc. Series J, 6.50%	81,600	2,098,752
Hersha Hospitality Trust:
Series B, 8.00%	162,538	4,170,725
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Hersha Hospitality Trust: - continued
Series C, 6.875%	50,000	$ 1,287,500
Hospitality Properties Trust Series D, 7.125%	40,800	1,068,960
Hudson Pacific Properties, Inc. 8.375%	394,069	10,103,929
Inland Real Estate Corp.:
Series A, 8.125%	466,000	12,102,020
Series B, 6.95%	245,000	6,078,450
Invesco Mortgage Capital, Inc.:
Series A, 7.75%	123,342	3,045,314
Series B, 7.75%	736,003	17,597,832
Investors Real Estate Trust Series B, 7.95%	126,572	3,270,620
iStar Financial, Inc.:
Series D, 8.00%	59,478	1,479,218
Series E, 7.875%	224,596	5,507,094
Series F, 7.80%	438,490	10,778,084
Series G, 7.65%	2,950	71,892
Kilroy Realty Corp.:
Series G, 6.875%	46,760	1,207,811
Series H, 6.375%	143,296	3,668,378
Kite Realty Group Trust 8.25%	96,100	2,473,614
LaSalle Hotel Properties:
Series H, 7.50%	141,308	3,611,832
Series I, 6.375%	354,698	8,870,997
LBA Realty Fund II Series B, 7.625%	31,240	685,718
MFA Financial, Inc.:
8.00%	538,930	13,764,272
Series B, 7.50%	616,232	15,418,125
Monmouth Real Estate Investment Corp.:
Series A, 7.625%	80,000	2,064,000
Series B, 7.875%	95,000	2,541,250
National Retail Properties, Inc.:
5.70%	376,404	9,274,595
Series D, 6.625%	222,138	5,813,351
New York Mortgage Trust, Inc.:
7.875%	154,125	3,302,899
Series B, 7.75%	239,697	5,429,137
NorthStar Realty Finance Corp.:
Series A 8.75%	7,326	187,326
Series B, 8.25%	369,228	9,286,084
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
NorthStar Realty Finance Corp.: - continued
Series C, 8.875%	277,101	$ 7,199,084
Series D, 8.50%	238,715	6,137,363
Series E, 8.75%	366,972	9,511,914
Pebblebrook Hotel Trust:
Series A, 7.875%	412,000	10,670,800
Series B, 8.00%	185,085	4,836,271
Series C, 6.50%	204,321	5,179,537
Pennsylvania (REIT) 7.375%	100,510	2,657,484
Prologis, Inc. Series Q, 8.54%	94,446	5,805,482
PS Business Parks, Inc.:
Series R, 6.875%	116,903	2,964,660
Series S, 6.45%	93,809	2,455,920
Series T, 6.00%	198,899	5,071,925
Series U, 5.75%	600	14,424
Public Storage:
5.875%	50,000	1,257,000
6.375%	122,000	3,218,360
RAIT Financial Trust:
7.125%	336,786	8,278,200
7.625%	224,590	5,102,685
Regency Centers Corp.:
Series 6, 6.625%	152,661	3,961,553
Series 7, 6.00%	176,250	4,348,088
Resource Capital Corp. 8.625%	156,870	3,308,388
Retail Properties America, Inc. 7.00%	394,411	10,333,568
Sabra Health Care REIT, Inc. Series A, 7.125%	298,123	7,742,254
Saul Centers, Inc. Series C, 6.875%	315,478	8,170,880
Senior Housing Properties Trust 5.625%	283,543	6,719,969
Stag Industrial, Inc.:
Series A, 9.00%	280,000	7,582,400
Series B, 6.625%	80,300	2,032,393
Summit Hotel Properties, Inc.:
Series A, 9.25%	138,340	3,757,314
Series B, 7.875%	190,173	5,167,000
Series C, 7.125%	153,212	3,998,833
Sun Communities, Inc. Series A, 7.125%	375,000	9,656,250
Sunstone Hotel Investors, Inc. Series D, 8.00%	129,723	3,348,151
Taubman Centers, Inc. Series K, 6.25%	157,322	3,981,820
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Terreno Realty Corp. Series A, 7.75%	213,690	$ 5,630,732
UMH Properties, Inc. Series A, 8.25%	600,000	15,594,000
Urstadt Biddle Properties, Inc.:
6.75%	160,000	4,240,000
Series F, 7.125%	210,000	5,441,100
VEREIT, Inc. Series F, 6.70%	1,980,249	48,615,113
Wells Fargo Real Estate Investment Corp. 6.375%	221,000	5,794,620
Winthrop Realty Trust 7.75%	360,000	9,162,000
WP Glimcher, Inc.:
6.875%	256,115	6,594,961
7.50%	198,527	5,280,818
		829,011,285
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	321,574	8,325,551
TOTAL FINANCIALS		841,808,503
TOTAL NONCONVERTIBLE PREFERRED STOCKS		843,666,706
TOTAL PREFERRED STOCKS (Cost $851,096,847)		872,465,445
Corporate Bonds - 20.0%
		Principal Amount (e)
Convertible Bonds - 4.5%
FINANCIALS - 4.5%
Consumer Finance - 0.1%
Zais Financial Partners LP 8% 11/15/16 (h)		$ 2,000,000	1,998,750
Diversified Financial Services - 0.4%
RWT Holdings, Inc. 5.625% 11/15/19 (h)		17,620,000	16,879,079
Real Estate Investment Trusts - 3.3%
Apollo Commercial Real Estate Finance, Inc. 5.5% 3/15/19		5,600,000	5,610,500
Ares Commercial Real Estate Corp. 7% 12/15/15		14,700,000	15,049,125
Blackstone Mortgage Trust, Inc. 5.25% 12/1/18		5,750,000	6,166,875
Campus Crest Communities Operating Partnership LP 4.75% 10/15/18 (h)		12,900,000	12,359,813
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Colony Financial, Inc.:
3.875% 1/15/21		$ 9,910,000	$ 9,996,713
5% 4/15/23		9,000,000	9,376,875
PennyMac Corp. 5.375% 5/1/20		12,690,000	11,738,250
RAIT Financial Trust 4% 10/1/33		39,190,000	32,748,144
Redwood Trust, Inc. 4.625% 4/15/18		14,700,000	14,194,688
Resource Capital Corp.:
6% 12/1/18		3,490,000	3,127,913
8% 1/15/20		15,990,000	14,903,751
Spirit Realty Capital, Inc. 3.75% 5/15/21		2,400,000	2,247,000
Starwood Property Trust, Inc. 3.75% 10/15/17		3,230,000	3,252,206
Starwood Waypoint Residential 4.5% 10/15/17 (h)		1,965,000	1,965,000
			142,736,853
Thrifts & Mortgage Finance - 0.7%
IAS Operating Partnership LP 5% 3/15/18 (h)		33,140,000	31,814,400
TOTAL FINANCIALS			193,429,082
Nonconvertible Bonds - 15.5%
CONSUMER DISCRETIONARY - 5.1%
Hotels, Restaurants & Leisure - 0.4%
FelCor Lodging LP:
5.625% 3/1/23		2,000,000	2,052,400
6% 6/1/25 (h)		2,025,000	2,085,750
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21		4,000,000	4,165,000
Times Square Hotel Trust 8.528% 8/1/26 (h)		7,916,982	10,093,350
			18,396,500
Household Durables - 4.7%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (h)		12,145,000	11,416,300
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (h)		2,620,000	2,554,500
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (h)		2,000,000	1,945,000
6.5% 12/15/20 (h)		1,615,000	1,631,150
D.R. Horton, Inc.:
4.375% 9/15/22		4,175,000	4,133,250
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
D.R. Horton, Inc.: - continued
4.75% 5/15/17		$ 2,000,000	$ 2,090,720
5.75% 8/15/23		2,510,000	2,673,150
KB Home:
8% 3/15/20		8,465,000	9,353,825
9.1% 9/15/17		4,985,000	5,558,275
Lennar Corp.:
4.125% 12/1/18		5,520,000	5,602,800
4.5% 6/15/19		1,830,000	1,889,475
4.5% 11/15/19		2,000,000	2,067,500
6.5% 4/15/16		4,000,000	4,110,000
6.95% 6/1/18		14,280,000	15,636,600
M/I Homes, Inc. 8.625% 11/15/18		26,055,000	26,836,650
Meritage Homes Corp.:
6% 6/1/25 (h)		4,000,000	4,040,000
7% 4/1/22		7,525,000	8,014,125
7.15% 4/15/20		7,060,000	7,607,150
Ryland Group, Inc.:
6.625% 5/1/20		1,555,000	1,730,871
8.4% 5/15/17		5,420,000	5,962,000
Standard Pacific Corp.:
5.875% 11/15/24		3,250,000	3,339,375
7% 8/15/15		4,000,000	4,008,000
8.375% 5/15/18		27,853,000	31,822,053
10.75% 9/15/16		4,910,000	5,364,175
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (h)		4,100,000	4,105,125
TRI Pointe Homes, Inc. 5.875% 6/15/24		3,890,000	3,831,650
WCI Communities, Inc. 6.875% 8/15/21		1,845,000	1,914,188
William Lyon Homes, Inc.:
7% 8/15/22		4,180,000	4,357,650
8.5% 11/15/20		15,550,000	16,755,125
			200,350,682
Media - 0.0%
Outfront Media Capital LLC / Corp. 5.625% 2/15/24 (h)		1,300,000	1,326,000
TOTAL CONSUMER DISCRETIONARY			220,073,182
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		$ 602,053	$ 659,249
FINANCIALS - 9.8%
Diversified Financial Services - 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		3,680,000	3,808,800
6% 8/1/20		6,000,000	6,315,000
			10,123,800
Real Estate Investment Trusts - 6.5%
American Campus Communities Operating Partnership LP 4.125% 7/1/24		2,000,000	2,012,724
ARC Properties Operating Partnership LP 4.6% 2/6/24		8,640,000	8,337,600
CBL & Associates LP 5.25% 12/1/23		1,000,000	1,037,445
Commercial Net Lease Realty, Inc. 6.15% 12/15/15		2,526,000	2,572,147
Corporate Office Properties LP 3.6% 5/15/23		5,000,000	4,627,530
Crown Castle International Corp. 5.25% 1/15/23		4,000,000	4,190,000
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		4,955,000	5,054,100
CubeSmart LP 4.8% 7/15/22		2,000,000	2,165,492
DDR Corp.:
7.5% 7/15/18		8,756,000	10,062,404
7.875% 9/1/20		4,637,000	5,653,741
9.625% 3/15/16		3,836,000	4,026,833
DuPont Fabros Technology LP 5.875% 9/15/21		1,000,000	1,027,500
Equity One, Inc. 6.25% 1/15/17		3,000,000	3,186,708
Equity Residential 5.125% 3/15/16		7,201,000	7,372,161
HCP, Inc.:
3.75% 2/1/16		10,000,000	10,136,310
4% 6/1/25		1,000,000	980,250
Health Care Property Investors, Inc.:
5.625% 5/1/17		2,980,000	3,170,896
6% 1/30/17		2,383,000	2,530,122
Health Care REIT, Inc.:
3.625% 3/15/16		14,685,000	14,900,635
4% 6/1/25		1,551,000	1,540,611
4.125% 4/1/19		2,000,000	2,114,992
6.2% 6/1/16		2,750,000	2,858,477
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Healthcare Realty Trust, Inc.:
3.75% 4/15/23		$ 4,022,000	$ 3,906,625
5.75% 1/15/21		3,095,000	3,446,329
Highwoods/Forsyth LP:
3.625% 1/15/23		1,607,000	1,600,514
5.85% 3/15/17		2,800,000	2,980,155
Hospitality Properties Trust:
5% 8/15/22		3,177,000	3,313,897
5.625% 3/15/17		915,000	963,389
HRPT Properties Trust:
6.25% 8/15/16		9,675,000	9,888,876
6.25% 6/15/17		1,055,000	1,109,470
6.65% 1/15/18		4,246,000	4,580,037
iStar Financial, Inc.:
3.875% 7/1/16		2,855,000	2,862,138
4% 11/1/17		15,000,000	14,737,500
5% 7/1/19		15,000,000	14,719,650
5.85% 3/15/17		3,587,000	3,677,321
5.875% 3/15/16		27,070,000	27,543,725
7.125% 2/15/18		5,725,000	5,975,469
9% 6/1/17		9,175,000	9,920,469
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		3,610,000	3,840,138
6.875% 5/1/21		2,000,000	2,100,000
National Retail Properties, Inc. 3.3% 4/15/23		2,000,000	1,948,454
Omega Healthcare Investors, Inc.:
4.5% 4/1/27 (h)		2,462,000	2,374,688
4.95% 4/1/24		2,898,000	2,988,968
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,125,000
Prologis LP 7.625% 7/1/17		4,690,000	5,169,576
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,377,044
Select Income REIT 4.5% 2/1/25		5,000,000	4,882,155
Senior Housing Properties Trust:
3.25% 5/1/19		2,882,000	2,897,888
4.3% 1/15/16		5,000,000	5,029,320
4.75% 5/1/24		3,988,000	3,943,582
6.75% 4/15/20		13,624,000	15,231,073
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Senior Housing Properties Trust: - continued
6.75% 12/15/21		$ 8,000,000	$ 9,125,216
United Dominion Realty Trust, Inc. 5.25% 1/15/16		4,000,000	4,065,028
WP Carey, Inc. 4% 2/1/25		5,000,000	4,843,460
			282,725,832
Real Estate Management & Development - 2.7%
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,033,458
CBRE Group, Inc.:
5% 3/15/23		6,020,000	6,174,112
5.25% 3/15/25		3,295,000	3,426,800
Excel Trust LP 4.625% 5/15/24		2,403,000	2,304,431
Forestar U.S.A. Real Estate Group 8.5% 6/1/22 (h)		16,365,000	17,143,974
Host Hotels & Resorts LP 5.25% 3/15/22		2,000,000	2,170,754
Howard Hughes Corp. 6.875% 10/1/21 (h)		11,715,000	12,417,900
Hunt Companies, Inc. 9.625% 3/1/21 (h)		5,790,000	5,717,625
Kennedy-Wilson, Inc. 5.875% 4/1/24		7,640,000	7,573,150
Mid-America Apartments LP:
3.75% 6/15/24		1,663,000	1,660,798
6.05% 9/1/16		2,500,000	2,616,610
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.5% 4/15/19 (h)		4,805,000	4,841,038
5.25% 12/1/21 (h)		6,620,000	6,785,500
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,509,000
5.875% 6/15/17		400,000	430,867
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (h)		7,000,000	6,982,500
5.625% 3/1/24 (h)		2,270,000	2,207,575
Ventas Realty LP 1.55% 9/26/16		7,000,000	7,023,681
Ventas Realty LP/Ventas Capital Corp.:
3.125% 11/30/15		13,807,000	13,900,653
4% 4/30/19		2,262,000	2,383,734
Wells Operating Partnership II LP 5.875% 4/1/18		3,000,000	3,258,156
			115,562,316
Thrifts & Mortgage Finance - 0.4%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (h)		4,755,000	4,986,806
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Ocwen Financial Corp. 7.125% 5/15/19 (h)(i)		$ 11,795,000	$ 11,146,275
Wrightwood Capital LLC 1.9% 4/20/20 (d)		14,028	469,932
			16,603,013
TOTAL FINANCIALS			425,014,961
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		2,795,000	2,885,838
5.5% 2/1/21		12,305,000	12,766,438
			15,652,276
INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17		3,050,000	3,156,750
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp.:
6.375% 11/15/22 (h)		1,000,000	1,035,000
6.375% 11/15/22		3,000,000	3,105,000
			4,140,000
TOTAL NONCONVERTIBLE BONDS			668,696,418
TOTAL CORPORATE BONDS (Cost $840,267,812)			862,125,500
Asset-Backed Securities - 1.9%

American Homes 4 Rent:
Series 2014-SFR2 Class E, 6.231% 10/17/36 (h)		3,000,000	3,108,920
Series 2014-SFR3 Class E, 6.418% 12/17/36 (h)		9,025,000	9,470,513
Series 2015-SFR1:
Class E, 5.639% 4/17/52 (h)		1,999,310	1,978,922
Class F, 6.482% 4/17/52 (h)		2,000,000	1,906,026
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.688% 3/20/50 (h)(i)		$ 2,250,000	$ 225
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (h)		776,650	802,047
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	419,576
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (h)		389,442	363,116
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		6,178,122	6,045,836
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.6509% 11/28/39 (h)(i)		612,703	349,241
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,586,172	1,566,859
Series 1997-3 Class M1, 7.53% 3/15/28		6,781,936	6,397,210
Invitation Homes Trust:
Series 2013-SFR1 Class F, 3.9% 12/17/30 (h)(i)		1,750,000	1,694,089
Series 2014-SFR1:
Class E, 3.436% 6/17/31 (h)(i)		10,000,000	9,810,623
Class F, 3.936% 6/17/31 (h)(i)		9,504,000	9,193,617
Series 2014-SFR3:
Class E, 4.686% 12/17/31 (h)(i)		4,336,000	4,387,317
Class F, 5.186% 12/17/31 (h)(i)		2,215,000	2,216,714
Series 2015-SFR2 Class E, 3.3353% 6/17/32 (h)(i)		2,450,000	2,382,429
Series 2015-SFR3 Class F, 4.933% 8/17/32 (h)(i)		2,000,000	1,992,967
Series 2015-SRF1 Class F, 4.4853% 3/17/32 (h)(i)		5,500,000	5,392,112
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40		960,803	528,834
Merit Securities Corp. Series 13 Class M1, 7.8468% 12/28/33 (i)		1,923,000	2,018,381
Progress Residential Trust Series 2015-SFR1 Class E, 4.1853% 2/17/32 (h)(i)		1,500,000	1,499,999
Starwood Waypoint Residential Trust Series 2014-1 Class F, 4.7235% 1/17/32 (h)(i)		4,071,000	4,025,884
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.9288% 2/5/36 (h)(i)		3,915,435	392
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.601% 11/21/40 (h)(i)		4,914,554	4,803,976
Class F, 2.231% 11/21/40 (h)(i)		250,000	175,675
TOTAL ASSET-BACKED SECURITIES (Cost $86,327,539)			82,531,500
Collateralized Mortgage Obligations - 0.2%
		Principal Amount (e)	Value
Private Sponsor - 0.2%
Countrywide Home Loans, Inc.:
Series 2002-R2 Class 2B3, 3.6335% 7/25/33 (h)(i)		$ 165,763	$ 91,170
Series 2003-R3 Class B2, 5.5% 11/25/33 (h)		783,996	50,501
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5325% 12/25/46 (h)(i)		4,500,000	4,983,543
Series 2010-K7 Class B, 5.6242% 4/25/20 (h)(i)		3,200,000	3,584,381
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (h)		861,715	883,892
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 12.1354% 6/10/35 (h)(i)		118,172	126,565
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (h)		8,914	8,655
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.6815% 12/10/35 (h)(i)		137,485	35,398
Series 2004-A Class B7, 4.4315% 2/10/36 (h)(i)		139,576	46,491
Series 2004-B Class B7, 4.1815% 2/10/36 (h)(i)		174,502	117,680
TOTAL PRIVATE SPONSOR			9,928,276
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (k)		94,028	25,838
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.0632% 2/25/42 (h)(i)		71,471	55,390
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.3375% 12/25/42 (i)(k)		143,242	12,573
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.0681% 6/25/43 (h)(i)		110,753	60,914
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 2.9643% 10/25/42 (h)(i)		46,599	26,562
TOTAL U.S. GOVERNMENT AGENCY			181,277
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,703,965)			10,109,553
Commercial Mortgage Securities - 14.2%

Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (h)		2,000,000	2,270,210
Banc of America Commercial Mortgage Trust:
Series 2005-1 Class CJ, 5.515% 11/10/42 (i)		1,147,536	1,146,303
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Banc of America Commercial Mortgage Trust: - continued
Series 2005-5 Class D, 5.4703% 10/10/45 (i)		$ 4,000,000	$ 4,006,456
Series 2005-6 Class AJ, 5.328% 9/10/47 (i)		5,000,000	5,043,800
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.597% 3/11/39 (i)		5,700,000	5,778,521
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7657% 4/12/38 (h)(i)		2,520,000	2,621,531
BLCP Hotel Trust:
floater Series 2014-CLRN Class F, 3.2206% 8/15/29 (h)(i)		2,500,000	2,413,543
Series 2014-CLMZ Class M, 5.9145% 8/15/29 (h)(i)		12,513,000	12,426,958
Boca Hotel Portfolio Trust Series 2013-BOCA Class E, 3.9373% 8/15/26 (h)(i)		2,500,000	2,499,993
Carefree Portfolio Trust floater:
Series 2014-CARE:
Class E, 4.187% 11/15/19 (h)(i)		4,073,000	4,094,310
Class F, 2.7707% 11/15/19 (h)(i)		1,650,000	1,609,238
Series 2014-CMZA Class MZA, 6.1635% 11/15/19 (h)(i)		15,382,000	15,385,069
CGBAM Commercial Mortgage Trust:
floater Series 2014-HD Class E, 3.1855% 2/15/31 (h)(i)		5,769,000	5,770,575
Series 2015-SMRT Class F, 3.912% 4/10/28 (h)(i)		5,746,000	5,451,357
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2754% 9/10/46 (h)(i)		2,750,000	2,709,498
Series 2015-SHP2 Class E, 4.285% 7/15/17 (h)(i)		2,933,000	2,933,000
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (h)		7,300,000	6,117,210
Series 2012-CR5 Class D, 4.4801% 12/10/45 (h)(i)		2,000,000	2,020,718
Series 2013-CR10 Class D, 4.9525% 8/10/46 (h)(i)		2,000,000	1,918,880
Series 2013-CR12 Class D, 5.2543% 10/10/46 (h)(i)		4,500,000	4,470,930
Series 2013-CR9 Class D, 4.4002% 7/10/45 (h)(i)		4,255,000	4,020,439
Series 2013-LC6 Class D, 4.4296% 1/10/46 (h)(i)		3,870,000	3,667,556
Series 2014-UBS2 Class D, 5.1826% 3/10/47 (h)(i)		3,713,000	3,535,021
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class J, 5.44% 9/15/30 (h)		1,680,484	1,616,863
Commercial Mortgage Trust pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (i)		1,447,499	1,447,134
Series 2012-CR1:
Class C, 5.5378% 5/15/45 (i)		1,000,000	1,100,956
Class D, 5.5378% 5/15/45 (h)(i)		5,550,000	5,714,274
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Commercial Mortgage Trust pass-thru certificates: - continued
Series 2012-CR2:
Class D, 5.0191% 8/15/45 (h)(i)		$ 4,500,000	$ 4,736,300
Class E, 5.0191% 8/15/45 (h)(i)		6,000,000	6,043,332
Series 2012-LC4:
Class C, 5.8205% 12/10/44 (i)		2,000,000	2,236,190
Class D, 5.8205% 12/10/44 (h)(i)		8,000,000	8,470,736
Core Industrial Trust Series 2015-TEXW Class F, 3.8487% 2/10/34 (h)(i)		6,565,000	5,980,341
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (h)		1,183,604	1,261,774
Series 1998-C2 Class F, 6.75% 11/15/30 (h)		1,332,466	1,367,232
CSMC Trust floater Series 2015-DEAL:
Class E, 4.184% 4/15/29 (h)(i)		2,000,000	1,991,236
Class F, 4.934% 4/15/29 (h)(i)		5,053,000	5,030,863
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 5.099% 1/10/34 (h)(i)		7,503,000	7,060,556
DBUBS Mortgage Trust Series 2011-LC1A:
Class E, 5.7348% 11/10/46 (h)(i)		12,490,000	13,468,979
Class G, 4.652% 11/10/46 (h)		9,843,000	8,578,056
Extended Stay America Trust Series 2013-ESH7 Class C7, 3.9017% 12/5/31 (h)		500,000	512,482
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6623% 12/25/43 (i)(j)		12,206,096	1,522,808
Series K012 Class X3, 2.365% 1/25/41 (i)(j)		21,072,884	2,367,328
Series K013 Class X3, 2.9023% 1/25/43 (i)(j)		14,360,000	1,971,326
Series KAIV Class X2, 3.6147% 6/25/46 (i)(j)		7,430,000	1,335,514
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class EFX, 3.4949% 12/15/19 (h)(i)		5,607,000	5,276,864
Class FFX, 3.4949% 12/15/19 (h)(i)		7,411,000	6,851,876
GMAC Commercial Mortgage Securities, Inc. Series 1997-C2 Class G, 6.75% 4/15/29 (i)		548,460	580,893
GP Portfolio Trust Series 2014-GPP Class E, 4.0355% 2/15/27 (h)(i)		2,823,000	2,813,420
Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A4, 5.8187% 7/10/38 (i)		7,789,588	7,937,831
GS Mortgage Securities Corp. II Series 2010-C1:
Class D, 6.1899% 8/10/43 (h)(i)		4,000,000	4,347,640
Class E, 4% 8/10/43 (h)		3,770,000	3,420,547
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3958% 12/10/43 (h)(i)		3,000,000	3,147,048
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
GS Mortgage Securities Trust: - continued
Series 2011-GC5:
Class C, 5.475% 8/10/44 (h)(i)		$ 9,000,000	$ 9,855,405
Class D, 5.475% 8/10/44 (h)(i)		4,000,000	4,179,732
Class E, 5.475% 8/10/44 (h)(i)		4,049,000	4,014,478
Class F, 4.5% 8/10/44 (h)		4,500,000	3,713,058
Series 2012-GC6:
Class C, 5.8223% 1/10/45 (h)(i)		3,600,000	3,999,030
Class D, 5.8223% 1/10/45 (h)(i)		2,000,000	2,089,829
Class E, 5% 1/10/45 (h)(i)		4,516,000	4,266,125
Series 2012-GCJ7:
Class C, 5.9069% 5/10/45 (i)		6,500,000	7,217,810
Class D, 5.9069% 5/10/45 (h)(i)		3,000,000	3,125,367
Class E, 5% 5/10/45 (h)		6,920,000	6,432,541
Series 2012-GCJ9 Class D, 5.0153% 11/10/45 (h)(i)		2,000,000	1,977,798
Series 2013-GC16:
Class D, 5.4927% 11/10/46 (h)(i)		3,750,000	3,744,701
Class F, 3.5% 11/10/46 (h)		7,303,000	5,602,621
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 3.436% 7/15/29 (h)(i)		7,241,000	7,271,325
Series 2013-HLT Class EFX, 5.6086% 11/5/30 (h)(i)		5,000,000	5,059,201
Invitation Homes Trust floater Series 2013-SFR1 Class E, 2.9% 12/17/30 (h)(i)		1,500,000	1,448,935
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.8339% 1/12/37 (h)(i)		1,000,000	998,658
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (h)(i)		3,000,000	3,582,123
Class D, 7.6935% 12/5/27 (h)(i)		9,550,000	11,286,333
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (h)		9,000,000	9,352,089
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (h)(i)		4,500,000	5,160,389
Class XB, 1.1366% 8/5/32 (h)(i)(j)		32,655,000	1,170,705
Series 2012-CBX:
Class C, 5.4134% 6/15/45 (i)		4,530,000	4,889,637
Class F, 4% 6/15/45 (h)		5,000,000	4,506,520
Class G 4% 6/15/45 (h)		4,044,000	2,945,493
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2014-FBLU Class E, 3.6815% 12/15/28 (h)(i)		2,406,000	2,403,763
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
JPMorgan Chase Commercial Mortgage Securities Trust: - continued
Series 2014-INN:
Class E, 3.787% 6/15/29 (h)(i)		$ 9,607,000	$ 9,570,513
Class F, 4.187% 6/15/29 (h)(i)		9,618,000	9,453,638
Series 2005-LDP5 Class AJ, 5.5334% 12/15/44 (i)		3,470,000	3,510,262
Series 2011-C4 Class F, 3.873% 7/15/46 (h)		1,400,000	1,295,223
Series 2013-LC11:
Class D, 4.3807% 4/15/46 (i)		3,750,000	3,528,146
Class F, 3.25% 4/15/46 (h)(i)		2,518,000	1,846,495
Series 2014-DSTY Class E, 3.9314% 6/10/27 (h)(i)		2,525,000	2,365,362
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (h)		984,143	916,870
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2005-C7 Class AJ, 5.323% 11/15/40 (i)		8,000,000	8,026,504
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	2,117,220
Series 2005-C1 Class E, 4.924% 2/15/40		1,747,214	1,748,042
Series 2006-C4:
Class A4, 6.028% 6/15/38 (i)		4,743,244	4,858,244
Class AJ, 6.048% 6/15/38 (i)		7,005,000	7,180,692
Class AM, 6.048% 6/15/38 (i)		6,700,000	6,948,376
LSTAR Commercial Mortgage Trust:
Series 2011-1 Class D, 5.4277% 6/25/43 (h)(i)		1,060,085	1,060,314
Series 2014-2:
Class D, 5.183% 1/20/41 (h)(i)		3,000,000	2,833,575
Class E, 5.183% 1/20/41 (h)(i)		4,800,000	4,016,995
Mach One Trust LLC Series 2004-1A Class H, 6.1214% 5/28/40 (h)(i)		1,384,194	1,385,163
Merrill Lynch Financial Asset, Inc. Series 2005-CA16 Class M, 4.384% 7/12/37	CAD	220,089	167,336
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8654% 5/12/39 (i)		1,200,000	1,231,040
Mezz Capital Commercial Mortgage Trust Series 2004-C1 Class IO, 9.0012% 1/15/37 (h)(i)(j)		349,488	22,297
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.816% 11/15/45 (h)(i)		2,000,000	2,046,496
Series 2013-C12 Class D, 4.9261% 10/15/46 (h)(i)		3,250,000	3,171,243
Series 2013-C13:
Class D, 5.0578% 11/15/46 (h)(i)		3,100,000	3,024,407
Class E, 5.0578% 11/15/46 (h)(i)		3,379,000	3,073,687
Series 2013-C7 Class E, 4.4375% 2/15/46 (h)(i)		1,000,000	906,731
Series 2013-C9 Class D, 4.2965% 5/15/46 (h)(i)		5,000,000	4,677,180
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Morgan Stanley Capital I Trust:
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41		$ 8,200,000	$ 8,547,590
Series 2012-C4 Class E, 5.7084% 3/15/45 (h)(i)		5,630,000	5,833,969
Series 1997-RR Class F, 7.4369% 4/30/39 (h)(i)		806,029	809,334
Series 1998-CF1 Class G, 7.35% 7/15/32 (h)		2,640,173	2,565,292
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	7,863,240
Series 2011-C1 Class C, 5.418% 9/15/47 (h)(i)		4,000,000	4,430,933
Series 2011-C2:
Class D, 5.4799% 6/15/44 (h)(i)		4,610,000	4,940,804
Class E, 5.4799% 6/15/44 (h)(i)		9,600,000	10,106,544
Class F, 5.4799% 6/15/44 (h)(i)		4,440,000	4,222,724
Class XB, 0.5332% 6/15/44 (h)(i)(j)		63,708,222	1,679,731
Series 2011-C3:
Class C, 5.3554% 7/15/49 (h)(i)		2,000,000	2,181,710
Class D, 5.3554% 7/15/49 (h)(i)		7,400,000	7,891,760
Class G, 5.3554% 7/15/49 (h)(i)		3,283,000	2,943,758
Series 2012-C4 Class D, 5.7084% 3/15/45 (h)(i)		6,310,000	6,779,514
Motel 6 Trust Series 2015-MTL6:
Class E, 5.2785% 2/5/30 (h)		3,278,000	3,263,836
Class F, 5% 2/5/30 (h)		10,728,000	10,372,260
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (h)		4,575,017	5,739,359
SCG Trust Series 2013-SRP1 Class D, 3.5172% 11/15/26 (h)(i)		1,000,000	999,542
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.4862% 8/15/39 (i)		1,493,827	1,500,240
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (h)		10,630,000	10,906,829
UBS Commercial Mortgage Trust Series 2012-C1 Class D, 5.727% 5/10/45 (h)(i)		3,235,000	3,403,336
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2012-C3 Class A1, 0.726% 8/10/49		1,827,170	1,818,809
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.084% 1/10/45 (h)(i)		3,000,000	3,478,836
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (h)		2,540,000	2,919,900
Wachovia Bank Commercial Mortgage Trust Series 2004-C11 Class D, 5.3146% 1/15/41 (i)		5,177,000	5,257,927
Wells Fargo Commercial Mortgage Trust Series 2012-LC5 Class D, 4.9366% 10/15/45 (h)(i)		9,999,000	10,087,941
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (h)		4,000,000	3,319,232
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
WF-RBS Commercial Mortgage Trust: - continued
Series 2011-C3:
Class C, 5.335% 3/15/44 (h)		$ 4,900,000	$ 5,353,554
Class D, 5.7221% 3/15/44 (h)(i)		1,000,000	1,079,559
Class E, 5% 3/15/44 (h)		3,000,000	2,910,177
Series 2011-C5:
Class F, 5.25% 11/15/44 (h)(i)		3,000,000	2,757,525
Class G, 5.25% 11/15/44 (h)(i)		2,000,000	1,753,606
Series 2012-C10 Class E, 4.6057% 12/15/45 (h)(i)		4,090,000	3,745,782
Series 2012-C7:
Class D, 4.9995% 6/15/45 (h)(i)		2,380,000	2,495,706
Class F, 4.5% 6/15/45 (h)		2,000,000	1,855,752
Series 2013-C11:
Class D, 4.3201% 3/15/45 (h)(i)		5,830,000	5,645,300
Class E, 4.3201% 3/15/45 (h)(i)		4,780,000	4,336,593
Series 2013-C13 Class D, 4.1386% 5/15/45 (h)(i)		4,000,000	3,825,852
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 3.9058% 11/15/29 (h)(i)		6,182,652	6,140,759
Class G, 3.2055% 11/15/29 (h)(i)		4,069,869	3,787,233
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $568,589,435)			610,929,580
Bank Loan Obligations - 7.3%

CONSUMER DISCRETIONARY - 2.9%
Hotels, Restaurants & Leisure - 2.2%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (i)		13,238,103	12,377,626
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (i)		10,194,581	8,627,164
Cooper Hotel Group 12% 11/6/17		13,194,963	13,854,711
ESH Hospitality, Inc. Tranche B, term loan 5% 6/24/19 (i)		14,218,748	14,485,349
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (i)		2,150,000	2,155,375
Tranche B 1LN, term loan 3.5% 6/27/20 (i)		1,993,180	1,990,688
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (i)		18,472,361	18,495,451
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 4% 4/14/21 (i)		13,181,721	13,198,198
Bank Loan Obligations - continued
		Principal Amount (e)	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (i)		$ 8,114,819	$ 8,135,106
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.5% 1/15/21 (i)		2,267,100	2,275,602
			95,595,270
Media - 0.2%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (i)		8,295,000	8,284,631
Multiline Retail - 0.4%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (i)		15,385,152	15,365,920
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack Tranche B, term loan 4.25% 10/11/18 (i)		6,213,491	6,213,491
TOTAL CONSUMER DISCRETIONARY			125,459,312
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Albertson's LLC:
Tranche B 2LN, term loan 5.375% 3/21/19 (i)		5,110,539	5,129,703
Tranche B 3LN, term loan 5% 8/25/19 (i)		8,378,938	8,410,359
			13,540,062
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (i)		2,000,000	2,007,500
Panda Sherman Power, LLC term loan 9% 9/14/18 (i)		7,148,245	7,041,022
Panda Temple Power, LLC term loan 7.25% 4/3/19 (i)		8,580,000	8,065,200
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (i)		4,211,517	4,232,574
			21,346,296
FINANCIALS - 1.8%
Real Estate Investment Trusts - 0.3%
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/17/20 (i)		10,822,768	10,768,654
Real Estate Management & Development - 1.1%
CityCenter 8.74% 7/12/16 (i)		2,654,628	2,654,628
Bank Loan Obligations - continued
		Principal Amount (e)	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (i)		$ 420,600	$ 416,394
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (i)		44,022,253	44,132,309
			47,203,331
Thrifts & Mortgage Finance - 0.4%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (i)		18,395,917	18,395,917
TOTAL FINANCIALS			76,367,902
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Community Health Systems, Inc.:
Tranche F, term loan 3.5335% 12/31/18 (i)		1,995,000	2,004,975
Tranche G, term loan 3.75% 12/31/19 (i)		880,340	880,340
Tranche H, term loan 4% 1/27/21 (i)		3,119,660	3,127,459
			6,012,774
INDUSTRIALS - 0.6%
Commercial Services & Supplies - 0.3%
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (i)		3,950,000	3,871,000
Pilot Travel Centers LLC Tranche B, term loan 4.25% 10/3/21 (i)		9,900,000	9,987,120
			13,858,120
Construction & Engineering - 0.3%
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (i)		11,353,592	11,481,320
TOTAL INDUSTRIALS			25,339,440
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SBA Senior Finance II, LLC:
term loan 3.25% 3/24/21 (i)		13,855,050	13,768,456
Tranche B 2LN, term loan 3.25% 6/10/22 (i)		1,500,000	1,488,750
			15,257,206
Bank Loan Obligations - continued
		Principal Amount (e)	Value
UTILITIES - 0.7%
Electric Utilities - 0.4%
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (i)		$ 7,306,278	$ 7,260,613
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (i)		3,362,398	3,375,007
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (i)		6,066,770	5,983,655
Southeast Powergen LLC Tranche B, term loan 4.5% 12/2/21 (i)		2,756,150	2,766,486
			19,385,761
Independent Power and Renewable Electricity Producers - 0.3%
Calpine Corp. Tranche B 4LN, term loan 4% 10/31/20 (i)		1,970,000	1,972,463
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (i)		11,486,346	10,940,745
			12,913,208
TOTAL UTILITIES			32,298,969
TOTAL BANK LOAN OBLIGATIONS (Cost $274,172,984)			315,621,961
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (h)(i)		1,220,000	394,304
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (h)(i)		500,000	250
TOTAL PREFERRED SECURITIES (Cost $1,297,768)			394,554
Money Market Funds - 4.9%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	212,414,253	$ 212,414,253
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	82,000	82,000
TOTAL MONEY MARKET FUNDS (Cost $212,496,253)		212,496,253
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $4,042,563,842)		4,259,361,956
NET OTHER ASSETS (LIABILITIES) - 1.3%		57,654,478
NET ASSETS - 100%		$ 4,317,016,434
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $753,917,003 or 17.5% of net assets.

(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,092,781 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 57,050
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.3375% 12/25/42	3/25/03	$ 94,017
Stanley Martin Communities LLC Class B	8/3/05 - 3/1/07	$ 4,244,623
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 389,159
Fidelity Securities Lending Cash Central Fund	31,537
Total	$ 420,696
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Realty Trust (SBI)	$ 98,809,206	$ 6,961,621	$ -	$ 4,593,982	$ 119,299,759
Arbor Realty Trust, Inc.	21,697,653	-	-	1,657,247	20,991,789
Arbor Realty Trust, Inc. 7.375%	8,162,637	2,420,000	-	793,928	10,597,189
Arbor Realty Trust, Inc. Series A, 8.25%	4,727,225	-	-	389,996	4,814,206
Arbor Realty Trust, Inc. Series B, 7.75%	5,882,400	-	-	465,000	5,940,000
Arbor Realty Trust, Inc. Series C, 8.50%	2,525,000	-	-	212,500	2,578,000
Total	$ 141,804,121	$ 9,381,621	$ -	$ 8,112,653	$ 164,220,943
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,912,573	$ 1,858,203	$ -	$ 7,054,370
Financials	2,156,240,482	2,122,413,123	33,827,357	2
Corporate Bonds	862,125,500	-	861,655,568	469,932
Asset-Backed Securities	82,531,500	-	75,507,994	7,023,506
Collateralized Mortgage Obligations	10,109,553	-	9,587,036	522,517
Commercial Mortgage Securities	610,929,580	-	610,739,947	189,633
Bank Loan Obligations	315,621,961	-	296,540,853	19,081,108
Preferred Securities	394,554	-	-	394,554
Money Market Funds	212,496,253	212,496,253	-	-
Total Investments in Securities:	$ 4,259,361,956	$ 2,336,767,579	$ 1,887,858,755	$ 34,735,622
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Bank Loan Obligations
Beginning Balance	$ 47,410,682
Net Realized Gain (Loss) on Investment Securities	4,312
Net Unrealized Gain (Loss) on Investment Securities	(204,947)
Cost of Purchases	1,641,773
Proceeds of Sales	(30,267,248)
Amortization/Accretion	(149,892)
Transfers into Level 3	646,428
Transfers out of Level 3	-
Ending Balance	$ 19,081,108
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 139,122
Other Investments in Securities:
Beginning Balance	$ 31,191,916
Net Realized Gain (Loss) on Investment Securities	(4,491,681)
Net Unrealized Gain (Loss) on Investment Securities	6,062,436
Cost of Purchases	54,943
Proceeds of Sales	(15,938,523)
Amortization/Accretion	600,752
Transfers into Level 3	494,533
Transfers out of Level 3	(2,319,862)
Ending Balance	$ 15,654,514
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 298,525

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.3%
AAA,AA,A	3.1%
BBB	9.5%
BB	9.6%
B	11.7%
CCC,CC,C	0.8%
D	0.0%
Not Rated	8.5%
Equities	50.2%
Short-Term Investments and Net Other Assets	6.3%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $80,160) - See accompanying schedule: Unaffiliated issuers (cost $3,699,779,355)	$ 3,882,644,760
Fidelity Central Funds (cost $212,496,253)	212,496,253
Other affiliated issuers (cost $130,288,234)	164,220,943
Total Investments (cost $4,042,563,842)		$ 4,259,361,956
Cash		230,281
Foreign currency held at value (cost $2,357,093)		2,310,596
Receivable for investments sold		49,193,593
Receivable for fund shares sold		3,081,848
Dividends receivable		3,389,809
Interest receivable		18,490,023
Distributions receivable from Fidelity Central Funds		29,352
Other receivables		6,569
Total assets		4,336,094,027

Liabilities
Payable for investments purchased	$ 6,702,493
Payable for fund shares redeemed	8,923,965
Accrued management fee	1,972,548
Distribution and service plan fees payable	357,265
Other affiliated payables	905,413
Other payables and accrued expenses	133,909
Collateral on securities loaned, at value	82,000
Total liabilities		19,077,593

Net Assets		$ 4,317,016,434
Net Assets consist of:
Paid in capital		$ 4,030,305,530
Undistributed net investment income		34,176,266
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		35,806,504
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		216,728,134
Net Assets		$ 4,317,016,434

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($495,461,547 ÷ 42,506,436 shares)	$ 11.66

Maximum offering price per share (100/96.00 of $11.66)	$ 12.15
Class T:
Net Asset Value and redemption price per share ($55,424,226 ÷ 4,752,349 shares)	$ 11.66

Maximum offering price per share (100/96.00 of $11.66)	$ 12.15
Class C:
Net Asset Value and offering price per share ($291,386,883 ÷ 25,217,545 shares)	$ 11.55

Real Estate Income:
Net Asset Value, offering price and redemption price per share ($2,561,268,378 ÷ 218,691,778 shares)	$ 11.71

Class I:
Net Asset Value, offering price and redemption price per share ($913,475,400 ÷ 78,199,250 shares)	$ 11.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2015
Investment Income
Dividends (including $8,112,653 earned from other affiliated issuers)		$ 124,596,150
Interest		115,189,589
Income from Fidelity Central Funds		420,696
Total income		240,206,435

Expenses
Management fee	$ 24,277,663
Transfer agent fees	9,546,099
Distribution and service plan fees	4,138,875
Accounting and security lending fees	1,344,494
Custodian fees and expenses	63,073
Independent trustees' compensation	18,479
Registration fees	214,976
Audit	177,427
Legal	10,279
Miscellaneous	28,304
Total expenses before reductions	39,819,669
Expense reductions	(141,701)	39,677,968
Net investment income (loss)		200,528,467
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,227,022
Foreign currency transactions	(19,715)
Total net realized gain (loss)		54,207,307
Change in net unrealized appreciation (depreciation) on: Investment securities	(52,090,713)
Assets and liabilities in foreign currencies	(93,516)
Total change in net unrealized appreciation (depreciation)		(52,184,229)
Net gain (loss)		2,023,078
Net increase (decrease) in net assets resulting from operations		$ 202,551,545

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 200,528,467	$ 170,741,524
Net realized gain (loss)	54,207,307	105,884,376
Change in net unrealized appreciation (depreciation)	(52,184,229)	30,348,946
Net increase (decrease) in net assets resulting from operations	202,551,545	306,974,846
Distributions to shareholders from net investment income	(199,452,326)	(172,155,251)
Distributions to shareholders from net realized gain	(75,677,564)	(78,297,244)
Total distributions	(275,129,890)	(250,452,495)
Share transactions - net increase (decrease)	215,193,161	(6,051,637)
Redemption fees	424,938	438,384
Total increase (decrease) in net assets	143,039,754	50,909,098

Net Assets
Beginning of period	4,173,976,680	4,123,067,582
End of period (including undistributed net investment income of $34,176,266 and undistributed net investment income of $34,654,174, respectively)	$ 4,317,016,434	$ 4,173,976,680

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.86	$ 11.67	$ 11.26	$ 10.73	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.52	.49	.54	.52	.53
Net realized and unrealized gain (loss)	.02	.44	.60	.61	.76
Total from investment operations	.54	.93	1.14	1.13	1.29
Distributions from net investment income	(.52)	(.50)	(.53)	(.51)	(.50)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.74)I	(.74)	(.73)	(.60)H	(.50)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.66	$ 11.86	$ 11.67	$ 11.26	$ 10.73
Total ReturnA, B	4.65%	8.49%	10.45%	11.24%	13.27%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.04%	1.06%	1.08%	1.12%	1.13%
Expenses net of fee waivers, if any	1.03%	1.05%	1.08%	1.12%	1.13%
Expenses net of all reductions	1.03%	1.05%	1.07%	1.11%	1.12%
Net investment income (loss)	4.40%	4.28%	4.62%	4.89%	5.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 495,462	$ 442,271	$ 378,269	$ 137,352	$ 60,283
Portfolio turnover rateE	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

I Total distributions of $.74 per share is comprised of distributions from net investment income of $.523 and distributions from net realized gain of $.212 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.86	$ 11.67	$ 11.26	$ 10.72	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.51	.49	.54	.52	.52
Net realized and unrealized gain (loss)	.02	.43	.60	.62	.76
Total from investment operations	.53	.92	1.14	1.14	1.28
Distributions from net investment income	(.52)	(.50)	(.53)	(.50)	(.50)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.73)	(.73) H	(.73)	(.60)	(.50)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.66	$ 11.86	$ 11.67	$ 11.26	$ 10.72
Total ReturnA, B	4.62%	8.44%	10.42%	11.33%	13.11%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.06%	1.08%	1.08%	1.11%	1.16%
Expenses net of fee waivers, if any	1.06%	1.08%	1.08%	1.11%	1.16%
Expenses net of all reductions	1.06%	1.07%	1.08%	1.11%	1.16%
Net investment income (loss)	4.37%	4.26%	4.61%	4.90%	4.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,424	$ 48,164	$ 46,198	$ 26,143	$ 7,626
Portfolio turnover rateE	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.73 per share is comprised of distributions from net investment income of $.496 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.77	$ 11.59	$ 11.20	$ 10.67	$ 9.93
Income from Investment Operations
Net investment income (loss) C	.43	.40	.45	.44	.45
Net realized and unrealized gain (loss)	.01	.43	.60	.62	.74
Total from investment operations	.44	.83	1.05	1.06	1.19
Distributions from net investment income	(.45)	(.42)	(.46)	(.43)	(.45)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.66)	(.65) H	(.66)	(.53)	(.45)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.55	$ 11.77	$ 11.59	$ 11.20	$ 10.67
Total ReturnA, B	3.82%	7.66%	9.66%	10.49%	12.25%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.79%	1.79%	1.81%	1.87%	1.89%
Expenses net of fee waivers, if any	1.78%	1.79%	1.81%	1.87%	1.89%
Expenses net of all reductions	1.78%	1.79%	1.81%	1.87%	1.89%
Net investment income (loss)	3.65%	3.54%	3.88%	4.14%	4.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 291,387	$ 246,306	$ 204,012	$ 52,780	$ 21,555
Portfolio turnover rateE	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.417 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 11.71	$ 11.29	$ 10.75	$ 9.95
Income from Investment Operations
Net investment income (loss) B	.54	.52	.57	.54	.55
Net realized and unrealized gain (loss)	.02	.44	.60	.62	.76
Total from investment operations	.56	.96	1.17	1.16	1.31
Distributions from net investment income	(.55)	(.53)	(.55)	(.52)	(.51)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.76)	(.76)G	(.75)	(.62)	(.51)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.71	$ 11.91	$ 11.71	$ 11.29	$ 10.75
Total ReturnA	4.84%	8.78%	10.71%	11.50%	13.41%
Ratios to Average Net AssetsC, E
Expenses before reductions	.83%	.83%	.84%	.90%	.92%
Expenses net of fee waivers, if any	.82%	.83%	.84%	.89%	.92%
Expenses net of all reductions	.82%	.83%	.84%	.89%	.92%
Net investment income (loss)	4.61%	4.50%	4.85%	5.12%	5.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,561,268	$ 2,627,382	$ 2,884,545	$ 2,252,149	$ 1,660,063
Portfolio turnover rateD	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.76 per share is comprised of distributions from net investment income of $.525 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.88	$ 11.69	$ 11.28	$ 10.74	$ 9.95
Income from Investment Operations
Net investment income (loss)B	.55	.52	.57	.55	.55
Net realized and unrealized gain (loss)	.02	.44	.60	.62	.76
Total from investment operations	.57	.96	1.17	1.17	1.31
Distributions from net investment income	(.55)	(.53)	(.56)	(.53)	(.52)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.77) G	(.77)	(.76)	(.63)	(.52)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.68	$ 11.88	$ 11.69	$ 11.28	$ 10.74
Total ReturnA	4.92%	8.76%	10.72%	11.62%	13.44%
Ratios to Average Net AssetsC, E
Expenses before reductions	.77%	.78%	.80%	.84%	.89%
Expenses net of fee waivers, if any	.77%	.78%	.80%	.84%	.89%
Expenses net of all reductions	.77%	.78%	.80%	.84%	.89%
Net investment income (loss)	4.66%	4.55%	4.89%	5.17%	5.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 913,475	$ 809,854	$ 610,045	$ 217,435	$ 43,282
Portfolio turnover rateD	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.77 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $.212 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 367,906,812
Gross unrealized depreciation	(153,634,526)
Net unrealized appreciation (depreciation) on securities	$ 214,272,286

Tax Cost	$ 4,045,089,670

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 36,563,408
Undistributed long-term capital gain	$ 36,541,226
Net unrealized appreciation (depreciation) on securities and other investments	$ 214,202,306

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 202,287,403	$ 185,363,562
Long-term Capital Gains	72,842,487	65,088,933
Total	$ 275,129,890	$ 250,452,495

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $987,134,266 and $778,719,087, respectively

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,204,578	$ 56,339
Class T	-%	.25%	133,672	-
Class C	.75%	.25%	2,800,625	887,952
			$ 4,138,875	$ 944,291

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 68,997
Class T	10,961
Class C*	50,856
$ 130,814

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 941,488.20
Class T	118,992.22
Class C	543,999.19
Real Estate Income	6,234,517.23
Class I	1,707,103.18
	$ 9,546,099

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,347 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,409 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $31,537. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,713 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,498.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $17,421 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 9,323
Class T	1,074
Class C	5,166
Real Estate Income	66,942
Class I	16,564
$ 99,069

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$ 21,010,715	$ 16,638,771
Class T	2,305,119	1,842,576
Class C	10,465,476	7,530,932
Real Estate Income	122,206,251	117,401,887
Class I	43,464,765	28,741,085
Total	$ 199,452,326	$ 172,155,251
From net realized gain
Class A	$ 7,958,848	$ 7,591,572
Class T	875,220	874,881
Class C	4,645,932	4,152,718
Real Estate Income	46,720,433	53,508,422
Class I	15,477,131	12,169,651
Total	$ 75,677,564	$ 78,297,244

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	17,614,783	18,815,698	$ 207,492,435	$ 217,399,754
Reinvestment of distributions	2,253,682	1,805,230	26,209,333	20,178,624
Shares redeemed	(14,664,043)	(15,738,034)	(171,937,484)	(180,458,692)
Net increase (decrease)	5,204,422	4,882,894	$ 61,764,284	$ 57,119,686

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Class T
Shares sold	1,551,308	1,270,924	$ 18,286,948	$ 14,645,845
Reinvestment of distributions	251,652	211,146	2,927,374	2,357,016
Shares redeemed	(1,110,729)	(1,380,258)	(13,074,996)	(15,703,373)
Net increase (decrease)	692,231	101,812	$ 8,139,326	$ 1,299,488
Class C
Shares sold	7,875,459	9,015,535	$ 92,082,413	$ 103,482,191
Reinvestment of distributions	1,105,279	813,525	12,763,694	9,012,478
Shares redeemed	(4,690,719)	(6,508,928)	(54,577,835)	(73,908,752)
Net increase (decrease)	4,290,019	3,320,132	$ 50,268,272	$ 38,585,917
Real Estate Income
Shares sold	51,184,144	61,717,695	$ 605,520,317	$ 711,894,953
Reinvestment of distributions	12,742,585	13,609,464	148,826,128	152,306,330
Shares redeemed	(65,882,524)	(100,931,769)	(777,479,294)	(1,156,054,958)
Net increase (decrease)	(1,955,795)	(25,604,610)	$ (23,132,849)	$ (291,853,675)
Class I
Shares sold	38,671,974	40,192,476	$ 455,469,590	$ 465,679,843
Reinvestment of distributions	3,704,065	2,412,058	43,129,998	27,006,597
Shares redeemed	(32,342,580)	(26,626,486)	(380,445,460)	(303,889,493)
Net increase (decrease)	10,033,459	15,978,048	$ 118,154,128	$ 188,796,947

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 24, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013- present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008- 2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Income Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	09/14/15	09/11/15	$0.127	$0.102

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $49,924,038, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Real Estate Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the

Annual Report

management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FMR Investment Management
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

REII-UANN-0915
1.907540.105

Fidelity®

Series Real Estate Income

Fund

Fidelity Series Real Estate Income
Fund Class F

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Real Estate Income Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Life of fund A
Fidelity® Series Real Estate Income Fund	5.05%	10.16%
Class F	5.22%	10.37%

A From October 20, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Real Estate Income Fund, a class of the fund, on October 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
$10,000
2012
2013
2014
2015

Period Ending Values

$14,419 Fidelity Series Real Estate Income Fund

$18,759 S&P 500® Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: For the 12 months ending July 31, 2015, real estate securities experienced greater volatility than normal for most historical time periods, partly due to the market's reaction to changing interest rate expectations. In the first half of the period, real estate common stocks, as measured by the FTSE® NAREIT® All REITs Index, rose sharply but, with an increase in rates, subsequently gave back much of those gains before enjoying somewhat better results in the period's final weeks. All told, the FTSE® NAREIT® index rose 8.99%. Meanwhile, the MSCI REIT Preferred Index, a proxy for the real estate preferred stock segment, gained 8.93%, a relatively strong result that partly reflected their somewhat low valuations on a historical basis coming into the reporting period. On the market's fixed-income side, The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector - rose 3.05%. The market performance took place against a continued solid fundamental backdrop for commercial real estate. The creation of property supply was still moderate, while companies generally experienced growing occupancies or rents, which in turn helped lift cash flows for real estate owners.

Comments from Portfolio Manager Mark Snyderman: For the year, the fund's share classes fell short of my target for a mid- to upper-single-digit return. (For specific class-level results, please see the Performance section of this report.) At the same time, its share classes trailed the 6.03% return of the sector benchmark Fidelity Series Real Estate Income Composite IndexSM - a 40/50/10 blend of the MSCI REIT Preferred Index, The BofA Merrill LynchSM US Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively. The fund's preferred stocks gained 8%, nearly matching the return of the MSCI preferred stock index. I tend to favor preferreds with higher coupons and lower interest-rate sensitivity. Thus, I was somewhat surprised that my preferred stock holdings kept pace with the index gain, given that rates overall fell this past year. The fund's bond investments also generally did well. Our commercial mortgage backed securities (CMBS) holdings and high-yield real estate bonds returned 6% and approximately 4%, respectively, outpacing the 3% increase in the BofA Merrill Lynch index. Meanwhile, our investment-grade positions beat that measure only slightly. Good credit research helped drive the outperformance from CMBS and high-yield securities, but helped to a lesser extent with our investment-grade holdings. Meanwhile, the fund's real estate common stock investments added roughly 8%, behind the 9% increase in the FTSE NAREIT index. A negative performance factor was the fund's average cash allocation of 5%, a normal level of cash for this fund that nevertheless hurt during a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Series Real Estate Income	.76%
Actual		$ 1,000.00	$ 1,001.00	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.03	$ 3.81
Class F	.61%
Actual		$ 1,000.00	$ 1,002.60	$ 3.03
HypotheticalA		$ 1,000.00	$ 1,021.77	$ 3.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Equity Lifestyle Properties, Inc.	2.1	1.9
Acadia Realty Trust (SBI)	1.8	1.9
MFA Financial, Inc.	1.5	1.5
Stag Industrial, Inc. Series A, 9.00%	0.9	0.9
VEREIT, Inc. Series F, 6.70%	0.8	0.1
	7.1
Top 5 Bonds as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Standard Pacific Corp. 8.375% 5/15/18	1.1	1.0
Blackstone Mortgage Trust, Inc. 5.25% 12/1/18	1.0	1.0
M/I Homes, Inc. 8.625% 11/15/18	0.8	0.8
iStar Financial, Inc. 5.875% 3/15/16	0.8	0.8
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20	0.8	0.8
	4.5
Top Five REIT Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	16.5	16.2
REITs - Shopping Centers	5.0	7.1
REITs - Health Care	4.7	5.2
REITs - Office Property	4.6	4.2
REITs - Management/Investment	4.3	4.9
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Common Stocks 14.7%		Common Stocks 16.4%
	Preferred Stocks 24.2%		Preferred Stocks 23.9%
	Bonds 42.4%		Bonds 41.7%
	Convertible Securities 6.1%		Convertible Securities 6.1%
	Other Investments 6.9%		Other Investments 7.6%
	Short-Term Investments and Net Other Assets (Liabilities) 5.7%		Short-Term Investments and Net Other Assets (Liabilities) 4.3%
* Foreign investments	0.3%	** Foreign investments	0.9%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 14.7%
	Shares	Value
FINANCIALS - 14.7%
Capital Markets - 0.2%
Ellington Financial LLC	56,200	$ 1,026,212
Real Estate Investment Trusts - 14.3%
Acadia Realty Trust (SBI)	456,500	14,598,870
American Campus Communities, Inc.	22,800	850,896
American Tower Corp.	16,100	1,531,271
Annaly Capital Management, Inc.	140,500	1,397,975
Anworth Mortgage Asset Corp.	207,100	1,035,500
Apartment Investment & Management Co. Class A	96,400	3,767,312
Arbor Realty Trust, Inc.	224,900	1,538,316
AvalonBay Communities, Inc.	13,000	2,240,420
CBL & Associates Properties, Inc.	209,100	3,416,694
Cedar Shopping Centers, Inc.	41,700	279,390
Chambers Street Properties	47,100	349,482
Community Healthcare Trust, Inc.	21,100	398,157
CYS Investments, Inc.	178,800	1,387,488
Douglas Emmett, Inc.	47,800	1,401,018
Dynex Capital, Inc.	228,300	1,682,571
EastGroup Properties, Inc.	9,500	571,900
Equity Lifestyle Properties, Inc.	294,400	17,039,862
Equity Residential (SBI)	6,700	501,227
Extra Space Storage, Inc.	29,800	2,190,896
First Potomac Realty Trust	120,400	1,366,540
Five Oaks Investment Corp.	15,700	119,006
Hatteras Financial Corp.	70,600	1,147,956
Lexington Corporate Properties Trust	400,900	3,447,740
LTC Properties, Inc.	24,900	1,092,363
MFA Financial, Inc.	1,657,400	12,480,222
Mid-America Apartment Communities, Inc.	59,100	4,748,094
Monmouth Real Estate Investment Corp. Class A	78,100	782,562
National Retail Properties, Inc.	25,000	929,250
New Senior Investment Group, Inc.	156,499	2,025,097
Newcastle Investment Corp.	153,599	754,171
NorthStar Realty Finance Corp.	12,300	196,800
Potlatch Corp.	45,400	1,589,454
Prologis, Inc.	9,800	397,978
Sabra Health Care REIT, Inc.	92,800	2,538,080
Select Income REIT	34,400	690,408
Senior Housing Properties Trust (SBI)	242,200	4,182,794
Simon Property Group, Inc.	10,800	2,021,976
Store Capital Corp.	48,300	1,014,300
Terreno Realty Corp.	181,061	3,796,849
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
The Macerich Co.	13,500	$ 1,068,660
Two Harbors Investment Corp.	188,600	1,927,492
Ventas, Inc.	88,400	5,930,756
VEREIT, Inc.	85,800	751,608
Weyerhaeuser Co.	66,100	2,028,609
WP Carey, Inc.	71,300	4,362,847
WP Glimcher, Inc.	74,750	1,012,115
		118,582,972
Real Estate Management & Development - 0.2%
Kennedy-Wilson Holdings, Inc.	71,600	1,812,912
TOTAL FINANCIALS		121,422,096
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Chartwell Retirement Residence (a)(c)	14,700	134,428
TOTAL COMMON STOCKS (Cost $100,372,670)		121,556,524
Preferred Stocks - 24.8%

Convertible Preferred Stocks - 0.6%
FINANCIALS - 0.6%
Real Estate Investment Trusts - 0.6%
Lexington Corporate Properties Trust Series C, 6.50%	67,619	3,252,055
Weyerhaeuser Co. Series A, 6.375%	32,000	1,642,000
		4,894,055
Nonconvertible Preferred Stocks - 24.2%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Red Lion Hotels Capital Trust 9.50%	50,927	1,318,500
FINANCIALS - 24.1%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	31,528	772,436
Real Estate Investment Trusts - 23.8%
AG Mortgage Investment Trust, Inc.:
8.00%	132,104	3,251,079
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
AG Mortgage Investment Trust, Inc.: - continued
8.25%	300	$ 7,500
Alexandria Real Estate Equities, Inc. Series E, 6.45%	24,001	623,546
American Capital Agency Corp.:
8.00%	120,000	2,990,400
Series B, 7.75%	16,000	382,720
American Capital Mortgage Investment Corp. Series A, 8.125%	33,100	803,337
American Homes 4 Rent:
Series A, 5.00%	235,896	5,975,246
Series B, 5.00%	97,663	2,490,407
Series C, 5.50%	90,810	2,337,449
Annaly Capital Management, Inc.:
Series A, 7.875%	150,300	3,787,560
Series C, 7.625%	24,839	607,810
Series D, 7.50%	83,513	2,052,750
Anworth Mortgage Asset Corp. Series A, 8.625%	178,800	4,588,008
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	61,725	1,614,726
Apollo Residential Mortgage, Inc. Series A, 8.00%	50,238	1,203,200
Arbor Realty Trust, Inc.:
7.375%	20,000	492,200
Series A, 8.25%	41,922	1,067,334
Series B, 7.75%	40,000	990,000
Series C, 8.50%	15,000	386,700
Armour Residential REIT, Inc. Series B, 7.875%	25,701	581,357
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	51,709	1,335,643
Series E, 9.00%	35,948	945,432
Brandywine Realty Trust Series E, 6.90%	21,000	546,000
Campus Crest Communities, Inc. Series A, 8.00%	132,676	3,194,838
Capstead Mortgage Corp. Series E, 7.50%	37,016	916,516
CBL & Associates Properties, Inc.:
Series D, 7.375%	67,200	1,706,208
Series E, 6.625%	45,505	1,157,647
Cedar Shopping Centers, Inc. Series B, 7.25%	109,018	2,784,320
Chesapeake Lodging Trust Series A, 7.75%	64,034	1,700,103
Colony Financial, Inc.:
7.125%	76,150	1,796,379
Series A, 8.50%	77,829	2,041,455
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Colony Financial, Inc.: - continued
Series B, 7.50%	4,300	$ 108,188
Coresite Realty Corp. Series A, 7.25%	42,600	1,108,452
Corporate Office Properties Trust Series L, 7.375%	136,869	3,581,862
CubeSmart Series A, 7.75%	40,000	1,063,600
CYS Investments, Inc.:
Series A, 7.75%	10,014	234,828
Series B, 7.50%	113,333	2,537,526
DDR Corp.:
Series J, 6.50%	70,181	1,813,477
Series K, 6.25%	25,489	647,421
Digital Realty Trust, Inc.:
Series E, 7.00%	40,181	1,040,688
Series F, 6.625%	20,000	511,200
Series G, 5.875%	28,270	685,548
Series H, 7.375%	10,000	271,300
DuPont Fabros Technology, Inc. Series B, 7.625%	73,798	1,881,849
Dynex Capital, Inc.:
Series A, 8.50%	96,313	2,396,267
Series B, 7.625%	47,335	1,117,106
Equity Commonwealth Series E, 7.25%	200,160	5,132,102
Equity Lifestyle Properties, Inc. Series C, 6.75%	182,313	4,743,784
Essex Property Trust, Inc. Series H, 7.125%	8,100	209,790
First Potomac Realty Trust 7.75%	107,746	2,764,762
Five Oaks Investment Corp. Series A, 8.75%	48,000	1,044,000
General Growth Properties, Inc. Series A, 6.375%	34,690	888,758
Gladstone Commercial Corp. Series C, 7.125%	67,762	1,724,543
Hatteras Financial Corp. Series A, 7.625%	89,188	2,073,621
Health Care REIT, Inc. Series J, 6.50%	33,400	859,048
Hersha Hospitality Trust Series B, 8.00%	18,928	485,692
Hospitality Properties Trust Series D, 7.125%	40,200	1,053,240
Hudson Pacific Properties, Inc. 8.375%	84,787	2,173,939
Inland Real Estate Corp.:
Series A, 8.125%	207,500	5,388,775
Series B, 6.95%	46,000	1,141,260
Invesco Mortgage Capital, Inc.:
Series A, 7.75%	30,151	744,428
Series B, 7.75%	134,598	3,218,238
Investors Real Estate Trust Series B, 7.95%	33,428	863,780
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
iStar Financial, Inc.:
Series D, 8.00%	12,210	$ 303,663
Series E, 7.875%	31,383	769,511
Series F, 7.80%	133,676	3,285,756
Series G, 7.65%	84,000	2,047,080
Kilroy Realty Corp.:
Series G, 6.875%	20,300	524,349
Series H, 6.375%	31,704	811,622
Kite Realty Group Trust 8.25%	4,100	105,534
LaSalle Hotel Properties:
Series H, 7.50%	37,192	950,628
Series I, 6.375%	47,339	1,183,948
LBA Realty Fund II Series B, 7.625%	118,900	2,609,855
MFA Financial, Inc.:
8.00%	108,747	2,777,398
Series B, 7.50%	188,749	4,722,500
Monmouth Real Estate Investment Corp. Series B, 7.875%	30,000	802,500
National Retail Properties, Inc.:
5.70%	46,124	1,136,495
Series D, 6.625%	46,667	1,221,275
New York Mortgage Trust, Inc.:
7.875%	92,000	1,971,560
Series B, 7.75%	70,013	1,585,794
NorthStar Realty Finance Corp.:
Series A 8.75%	1,500	38,355
Series B, 8.25%	76,584	1,926,088
Series C, 8.875%	105,295	2,735,564
Series D, 8.50%	45,035	1,157,850
Series E, 8.75%	70,920	1,838,246
Pebblebrook Hotel Trust:
Series A, 7.875%	119,000	3,082,100
Series B, 8.00%	37,400	977,262
Series C, 6.50%	71,026	1,800,509
Pennsylvania (REIT) 7.375%	55,408	1,464,988
Prologis, Inc. Series Q, 8.54%	15,800	971,207
PS Business Parks, Inc.:
Series R, 6.875%	1,100	27,896
Series S, 6.45%	5,665	148,310
Series T, 6.00%	26,000	663,000
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
PS Business Parks, Inc.: - continued
Series U, 5.75%	102,483	$ 2,463,691
Public Storage 6.375%	24,000	633,120
RAIT Financial Trust:
7.125%	62,863	1,545,173
7.625%	46,080	1,046,938
Regency Centers Corp.:
Series 6, 6.625%	31,239	810,652
Series 7, 6.00%	32,000	789,440
Retail Properties America, Inc. 7.00%	83,617	2,190,765
Sabra Health Care REIT, Inc. Series A, 7.125%	80,000	2,077,600
Saul Centers, Inc. Series C, 6.875%	69,596	1,802,536
Senior Housing Properties Trust 5.625%	42,353	1,003,766
Stag Industrial, Inc. Series A, 9.00%	280,000	7,582,400
Summit Hotel Properties, Inc. Series A, 9.25%	173,700	4,717,692
Sun Communities, Inc. Series A, 7.125%	59,000	1,519,250
Sunstone Hotel Investors, Inc. Series D, 8.00%	32,939	850,156
Taubman Centers, Inc. Series K, 6.25%	19,561	495,089
Terreno Realty Corp. Series A, 7.75%	81,048	2,135,615
UMH Properties, Inc. Series A, 8.25%	96,000	2,495,040
Urstadt Biddle Properties, Inc.:
6.75%	33,500	887,750
Series F, 7.125%	30,000	777,300
VEREIT, Inc. Series F, 6.70%	253,683	6,227,918
Wells Fargo Real Estate Investment Corp. 6.375%	37,000	970,140
Winthrop Realty Trust 7.75%	60,000	1,527,000
WP Glimcher, Inc.:
6.875%	3,183	81,962
7.50%	53,575	1,425,095
		197,563,873
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	55,054	1,425,348
TOTAL FINANCIALS		199,761,657
TOTAL NONCONVERTIBLE PREFERRED STOCKS		201,080,157
TOTAL PREFERRED STOCKS (Cost $198,159,211)		205,974,212
Corporate Bonds - 25.4%
	Principal Amount	Value
Convertible Bonds - 5.5%
FINANCIALS - 5.5%
Consumer Finance - 0.4%
Zais Financial Partners LP 8% 11/15/16 (c)	$ 3,000,000	$ 2,998,125
Diversified Financial Services - 0.7%
RWT Holdings, Inc. 5.625% 11/15/19 (c)	6,090,000	5,833,916
Real Estate Investment Trusts - 3.7%
Apollo Commercial Real Estate Finance, Inc. 5.5% 3/15/19	1,180,000	1,182,213
Ares Commercial Real Estate Corp. 7% 12/15/15	2,300,000	2,354,625
Blackstone Mortgage Trust, Inc. 5.25% 12/1/18	7,750,000	8,311,875
Campus Crest Communities Operating Partnership LP 4.75% 10/15/18 (c)	3,000,000	2,874,375
Colony Financial, Inc. 3.875% 1/15/21	1,090,000	1,099,538
PennyMac Corp. 5.375% 5/1/20	3,322,000	3,072,850
RAIT Financial Trust 4% 10/1/33	7,370,000	6,158,556
Redwood Trust, Inc. 4.625% 4/15/18	2,200,000	2,124,375
Resource Capital Corp.:
6% 12/1/18	690,000	618,413
8% 1/15/20	1,650,000	1,537,911
Spirit Realty Capital, Inc. 3.75% 5/15/21	500,000	468,125
Starwood Property Trust, Inc. 3.75% 10/15/17	650,000	654,469
Starwood Waypoint Residential 4.5% 10/15/17 (c)	390,000	390,000
		30,847,325
Thrifts & Mortgage Finance - 0.7%
IAS Operating Partnership LP 5% 3/15/18 (c)	6,370,000	6,115,200
TOTAL FINANCIALS		45,794,566
Nonconvertible Bonds - 19.9%
CONSUMER DISCRETIONARY - 6.6%
Hotels, Restaurants & Leisure - 0.8%
FelCor Lodging LP 6% 6/1/25 (c)	1,380,000	1,421,400
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21	1,555,000	1,619,144
Times Square Hotel Trust 8.528% 8/1/26 (c)	2,466,876	3,145,017
		6,185,561
Household Durables - 5.8%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (c)	2,100,000	1,974,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (c)	$ 850,000	$ 828,750
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (c)	2,000,000	1,945,000
6.5% 12/15/20 (c)	395,000	398,950
D.R. Horton, Inc.:
4.375% 9/15/22	825,000	816,750
5.75% 8/15/23	490,000	521,850
6.5% 4/15/16	811,000	831,275
KB Home:
8% 3/15/20	2,395,000	2,646,475
9.1% 9/15/17	1,185,000	1,321,275
Lennar Corp.:
4.125% 12/1/18	1,220,000	1,238,300
4.5% 6/15/19	400,000	413,000
6.95% 6/1/18	1,720,000	1,883,400
M/I Homes, Inc. 8.625% 11/15/18	6,764,000	6,966,920
Meritage Homes Corp.:
6% 6/1/25 (c)	2,085,000	2,105,850
7% 4/1/22	2,005,000	2,135,325
7.15% 4/15/20	1,940,000	2,090,350
Ryland Group, Inc.:
6.625% 5/1/20	445,000	495,330
8.4% 5/15/17	1,446,000	1,590,600
Standard Pacific Corp.:
5.875% 11/15/24	630,000	647,325
8.375% 5/15/18	7,732,000	8,833,810
10.75% 9/15/16	1,914,000	2,091,045
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (c)	760,000	760,950
William Lyon Homes, Inc.:
7% 8/15/22	820,000	854,850
8.5% 11/15/20	4,320,000	4,654,800
		48,046,180
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - 0.0%
Outfront Media Capital LLC / Corp. 5.625% 2/15/24 (c)	$ 240,000	$ 244,800
TOTAL CONSUMER DISCRETIONARY		54,476,541
FINANCIALS - 11.9%
Diversified Financial Services - 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	820,000	848,700
6% 8/1/20	3,500,000	3,683,750
		4,532,450
Real Estate Investment Trusts - 8.5%
American Campus Communities Operating Partnership LP 4.125% 7/1/24	1,000,000	1,006,362
ARC Properties Operating Partnership LP 4.6% 2/6/24	305,000	294,325
CBL & Associates LP 5.25% 12/1/23	2,000,000	2,074,890
Commercial Net Lease Realty, Inc. 6.15% 12/15/15	917,000	933,753
Crown Castle International Corp. 5.25% 1/15/23	1,500,000	1,571,250
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	1,590,000	1,621,800
CubeSmart LP 4.8% 7/15/22	1,000,000	1,082,746
DCT Industrial Operating Partnership LP 4.5% 10/15/23	2,000,000	2,051,400
DDR Corp.:
7.5% 7/15/18	2,407,000	2,766,127
9.625% 3/15/16	2,254,000	2,366,132
DuPont Fabros Technology LP 5.875% 9/15/21	2,000,000	2,055,000
Equity One, Inc.:
6% 9/15/16	811,000	849,554
6.25% 1/15/17	811,000	861,473
HCP, Inc. 4% 6/1/25	2,000,000	1,960,500
Health Care Property Investors, Inc. 6.3% 9/15/16	3,850,000	4,046,531
Health Care REIT, Inc.:
4% 6/1/25	1,010,000	1,003,235
4.125% 4/1/19	1,000,000	1,057,496
Healthcare Realty Trust, Inc. 3.75% 4/15/23	801,000	778,023
Highwoods/Forsyth LP:
3.625% 1/15/23	393,000	391,414
5.85% 3/15/17	2,593,000	2,759,836
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Hospitality Properties Trust:
5% 8/15/22	$ 823,000	$ 858,463
5.625% 3/15/17	1,248,000	1,313,999
6.7% 1/15/18	811,000	876,278
HRPT Properties Trust 6.25% 8/15/16	4,000,000	4,088,424
iStar Financial, Inc.:
3.875% 7/1/16	525,000	526,313
4% 11/1/17	2,500,000	2,456,250
5% 7/1/19	2,500,000	2,453,275
5.85% 3/15/17	825,000	845,774
5.875% 3/15/16	6,800,000	6,919,000
7.125% 2/15/18	1,010,000	1,054,188
9% 6/1/17	2,430,000	2,627,438
Lexington Corporate Properties Trust 4.25% 6/15/23	2,500,000	2,531,403
MPT Operating Partnership LP/MPT Finance Corp. 6.375% 2/15/22	1,685,000	1,792,419
National Retail Properties, Inc. 6.875% 10/15/17	1,621,000	1,789,326
Omega Healthcare Investors, Inc.:
4.5% 4/1/27 (c)	455,000	438,864
4.95% 4/1/24	627,000	646,682
Potlatch Corp. 7.5% 11/1/19	811,000	912,375
Prologis LP 7.625% 7/1/17	1,268,000	1,397,659
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20	811,000	963,891
Senior Housing Properties Trust:
4.75% 5/1/24	849,000	839,544
6.75% 4/15/20	576,000	643,944
6.75% 12/15/21	2,000,000	2,281,304
United Dominion Realty Trust, Inc. 5.25% 1/15/16	811,000	824,184
		70,612,844
Real Estate Management & Development - 2.5%
Brandywine Operating Partnership LP 6% 4/1/16	811,000	834,362
CBRE Group, Inc.:
5% 3/15/23	1,225,000	1,256,360
5.25% 3/15/25	625,000	650,000
Excel Trust LP 4.625% 5/15/24	501,000	480,449
First Industrial LP 5.75% 1/15/16	811,000	825,470
Forestar U.S.A. Real Estate Group 8.5% 6/1/22 (c)	2,130,000	2,231,388
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Host Hotels & Resorts LP 6% 10/1/21	$ 485,000	$ 552,204
Howard Hughes Corp. 6.875% 10/1/21 (c)	1,615,000	1,711,900
Hunt Companies, Inc. 9.625% 3/1/21 (c)	1,210,000	1,194,875
Kennedy-Wilson, Inc. 5.875% 4/1/24	1,530,000	1,516,613
Mid-America Apartments LP:
3.75% 6/15/24	337,000	336,554
6.05% 9/1/16	1,216,000	1,272,719
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.5% 4/15/19 (c)	1,005,000	1,012,538
5.25% 12/1/21 (c)	1,280,000	1,312,000
Regency Centers LP:
5.25% 8/1/15	3,250,000	3,250,000
5.875% 6/15/17	486,000	523,504
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (c)	495,000	481,388
Ventas Realty LP/Ventas Capital Corp.:
3.125% 11/30/15	552,000	555,744
4% 4/30/19	597,000	629,129
		20,627,197
Thrifts & Mortgage Finance - 0.3%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (c)	1,025,000	1,074,969
Ocwen Financial Corp. 7.125% 5/15/19 (c)(e)	1,845,000	1,743,525
		2,818,494
TOTAL FINANCIALS		98,590,985
HEALTH CARE - 1.0%
Health Care Providers & Services - 1.0%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	3,500,000	3,613,750
5.5% 2/1/21	4,450,000	4,616,875
		8,230,625
INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17	785,000	812,475
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22 (c)	$ 1,000,000	$ 1,035,000
MATERIALS - 0.2%
Paper & Forest Products - 0.2%
Plum Creek Timberlands LP 5.875% 11/15/15	1,621,000	1,643,446
TOTAL NONCONVERTIBLE BONDS		164,789,072
TOTAL CORPORATE BONDS (Cost $203,479,483)		210,583,638
Asset-Backed Securities - 1.8%

American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (c)	1,740,000	1,825,894
Series 2015-SFR1 Class E, 5.639% 4/17/52 (c)	367,586	363,838
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	1,216,000	1,295,052
Series 2002-2 Class M2, 9.163% 3/1/33	2,026,000	1,700,123
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	1,058,085	1,035,429
Invitation Homes Trust:
Series 2013-SFR1 Class F, 3.9% 12/17/30 (c)(e)	1,750,000	1,694,089
Series 2014-SFR1 Class F, 3.936% 6/17/31 (c)(e)	756,000	731,310
Series 2014-SFR3:
Class E, 4.686% 12/17/31 (c)(e)	842,000	851,965
Class F, 5.186% 12/17/31 (c)(e)	426,000	426,330
Series 2015-SFR2 Class E, 3.3353% 6/17/32 (c)(e)	450,000	437,589
Series 2015-SFR3 Class F, 4.933% 8/17/32 (c)(e)	2,000,000	1,992,967
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	3,232,141	1,778,999
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33	212,363	195,256
Starwood Waypoint Residential Trust Series 2014-1 Class F, 4.7235% 1/17/32 (c)(e)	780,000	771,356
TOTAL ASSET-BACKED SECURITIES (Cost $14,444,996)		15,100,197
Collateralized Mortgage Obligations - 0.5%
	Principal Amount	Value
Private Sponsor - 0.5%
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5325% 12/25/46 (c)(e)	$ 811,000	$ 898,145
Series 2010-K7 Class B, 5.6242% 4/25/20 (c)(e)	2,605,000	2,917,910
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (c)	98,153	100,679
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,384,952)		3,916,734
Commercial Mortgage Securities - 20.2%

Aventura Mall Trust Series 2013-AVM Class E, 3.8674% 12/5/32 (c)(e)	2,000,000	1,951,079
Banc of America Commercial Mortgage Trust Series 2005-1 Class CJ, 5.515% 11/10/42 (e)	376,636	376,231
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.597% 3/11/39 (e)	2,432,000	2,465,503
BLCP Hotel Trust:
floater Series 2014-CLRN Class F, 3.2206% 8/15/29 (c)(e)	500,000	482,709
Series 2014-CLMZ Class M, 5.9145% 8/15/29 (c)(e)	2,487,000	2,469,899
Boca Hotel Portfolio Trust Series 2013-BOCA Class E, 3.9373% 8/15/26 (c)(e)	1,500,000	1,499,996
Carefree Portfolio Trust floater:
Series 2014-CARE Class E, 4.187% 11/15/19 (c)(e)	777,000	781,065
Series 2014-CMZA Class MZA, 6.1635% 11/15/19 (c)(e)	3,708,000	3,708,740
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class F, 3.912% 4/10/28 (c)(e)	1,063,000	1,008,491
Chase Commercial Mortgage Securities Corp. Series 1998-1 Class H, 6.34% 5/18/30 (c)	1,621,000	1,706,944
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2754% 9/10/46 (c)(e)	2,000,000	1,970,544
Series 2015-SHP2 Class E, 4.285% 7/15/17 (c)(e)	567,000	567,000
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (c)	2,000,000	1,675,948
Series 2013-CR10 Class D, 4.9525% 8/10/46 (c)(e)	1,300,000	1,247,272
Series 2013-CR12 Class D, 5.2543% 10/10/46 (c)(e)	2,900,000	2,881,266
Series 2013-CR9 Class D, 4.4002% 7/10/45 (c)(e)	2,397,000	2,264,863
Series 2013-LC6 Class D, 4.4296% 1/10/46 (c)(e)	1,912,000	1,811,981
Series 2014-UBS2 Class D, 5.1826% 3/10/47 (c)(e)	537,000	511,259
Commercial Mortgage Securities - continued
	Principal Amount	Value
COMM Mortgage Trust pass-thru certificates Series 2005-LP5 Class F, 5.138% 5/10/43 (c)(e)	$ 2,000,000	$ 2,023,048
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class J, 5.44% 9/15/30 (c)	1,120,323	1,077,909
Commercial Mortgage Trust pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (e)	578,999	578,853
Series 2012-CR1:
Class C, 5.5378% 5/15/45 (e)	3,000,000	3,302,868
Class D, 5.5378% 5/15/45 (c)(e)	1,350,000	1,389,959
Series 2012-CR2 Class D, 5.0191% 8/15/45 (c)(e)	500,000	526,256
Series 2012-LC4:
Class C, 5.8205% 12/10/44 (e)	780,000	872,114
Class D, 5.8205% 12/10/44 (c)(e)	2,830,000	2,996,523
Core Industrial Trust Series 2015-TEXW Class F, 3.8487% 2/10/34 (c)(e)	1,212,000	1,104,063
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C2 Class F, 6.75% 11/15/30 (c)	360,210	369,608
CSMC Trust floater Series 2015-DEAL:
Class E, 4.184% 4/15/29 (c)(e)	2,000,000	1,991,236
Class F, 4.934% 4/15/29 (c)(e)	2,947,000	2,934,089
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 5.099% 1/10/34 (c)(e)	1,397,000	1,314,620
DBUBS Mortgage Trust Series 2011-LC1A:
Class E, 5.7348% 11/10/46 (c)(e)	2,450,000	2,642,033
Class G, 4.652% 11/10/46 (c)	2,157,000	1,879,800
Extended Stay America Trust Series 2013-ESH7 Class C7, 3.9017% 12/5/31 (c)	2,000,000	2,049,927
Freddie Mac pass-thru certificates:
Series K011 Class X3, 2.6623% 12/25/43 (d)(e)	4,947,000	617,178
Series K012 Class X3, 2.365% 1/25/41 (d)(e)	2,846,999	319,832
Series K013 Class X3, 2.9023% 1/25/43 (d)(e)	4,806,000	659,763
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class EFX, 3.4949% 12/15/19 (c)(e)	2,254,000	2,121,286
Class FFX, 3.4949% 12/15/19 (c)(e)	1,355,000	1,252,772
GCCFC Commercial Mortgage Trust Series 2005-GG3 Class B, 4.894% 8/10/42 (e)	83,421	83,441
GMAC Commercial Mortgage Securities, Inc. Series 1997-C2 Class G, 6.75% 4/15/29 (e)	480,890	509,327
GP Portfolio Trust Series 2014-GPP Class E, 4.0355% 2/15/27 (c)(e)	615,000	612,913
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3958% 12/10/43 (c)(e)	2,000,000	2,098,032
Series 2012-GC6:
Class C, 5.8223% 1/10/45 (c)(e)	2,400,000	2,666,020
Commercial Mortgage Securities - continued
	Principal Amount	Value
GS Mortgage Securities Trust: - continued
Series 2012-GC6:
Class D, 5.8223% 1/10/45 (c)(e)	$ 1,786,000	$ 1,866,217
Class E, 5% 1/10/45 (c)(e)	831,000	785,020
Series 2012-GCJ7:
Class C, 5.9069% 5/10/45 (e)	3,500,000	3,886,513
Class D, 5.9069% 5/10/45 (c)(e)	2,500,000	2,604,472
Class E, 5% 5/10/45 (c)	1,760,000	1,636,022
Series 2012-GCJ9 Class D, 5.0153% 11/10/45 (c)(e)	843,000	833,642
Series 2013-GC16:
Class D, 5.4927% 11/10/46 (c)(e)	3,250,000	3,245,408
Class F, 3.5% 11/10/46 (c)	1,428,000	1,095,514
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 3.436% 7/15/29 (c)(e)	639,000	641,676
Series 2013-HLT Class EFX, 5.6086% 11/5/30 (c)(e)	4,250,000	4,300,320
Invitation Homes Trust floater Series 2013-SFR1 Class E, 2.9% 12/17/30 (c)(e)	1,500,000	1,448,935
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.8339% 1/12/37 (c)(e)	756,000	754,985
Series 2009-IWST Class D, 7.6935% 12/5/27 (c)(e)	2,779,000	3,284,264
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (c)	2,620,000	2,722,497
Series 2010-CNTR Class D, 6.3899% 8/5/32 (c)(e)	1,216,000	1,394,452
Series 2012-CBX:
Class C, 5.4134% 6/15/45 (e)	1,240,000	1,338,444
Class G 4% 6/15/45 (c)	805,000	586,331
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2014-FBLU Class E, 3.6815% 12/15/28 (c)(e)	2,076,000	2,074,070
Series 2014-INN:
Class E, 3.787% 6/15/29 (c)(e)	1,059,000	1,054,978
Class F, 4.187% 6/15/29 (c)(e)	1,255,000	1,233,553
Series 2005-LDP2 Class C, 4.911% 7/15/42 (e)	4,000,000	4,010,064
Series 2011-C4 Class E, 5.5963% 7/15/46 (c)(e)	1,390,000	1,468,049
Series 2013-LC11 Class F, 3.25% 4/15/46 (c)(e)	482,000	353,459
LB-UBS Commercial Mortgage Trust:
sequential payer Series 2005-C7 Class AJ, 5.323% 11/15/40 (e)	1,240,000	1,244,108
Series 2005-C1 Class E, 4.924% 2/15/40	436,803	437,010
Series 2006-C4 Class AJ, 6.048% 6/15/38 (e)	2,511,000	2,573,978
LSTAR Commercial Mortgage Trust Series 2011-1 Class D, 5.4277% 6/25/43 (c)(e)	352,835	352,911
Commercial Mortgage Securities - continued
	Principal Amount	Value
Mach One Trust LLC Series 2004-1A Class H, 6.1214% 5/28/40 (c)(e)	$ 263,192	$ 263,376
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.816% 11/15/45 (c)(e)	2,000,000	2,046,496
Series 2013-C12 Class D, 4.9261% 10/15/46 (c)(e)	1,500,000	1,463,651
Series 2013-C13:
Class D, 5.0578% 11/15/46 (c)(e)	2,500,000	2,439,038
Class E, 5.0578% 11/15/46 (c)(e)	621,000	564,889
Series 2013-C7 Class E, 4.4375% 2/15/46 (c)(e)	1,490,000	1,351,029
Morgan Stanley Capital I Trust:
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41	3,769,000	3,928,764
Series 2012-C4 Class E, 5.7084% 3/15/45 (c)(e)	2,250,000	2,331,515
Series 1997-RR Class F, 7.4369% 4/30/39 (c)(e)	171,620	172,323
Series 1998-CF1 Class G, 7.35% 7/15/32 (c)	1,799,550	1,748,512
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43	3,242,000	3,399,017
Series 2011-C1 Class C, 5.418% 9/15/47 (c)(e)	2,000,000	2,215,467
Series 2011-C2:
Class D, 5.4799% 6/15/44 (c)(e)	1,532,000	1,641,933
Class E, 5.4799% 6/15/44 (c)(e)	1,946,000	2,048,681
Class F, 5.4799% 6/15/44 (c)(e)	1,467,000	1,395,211
Class XB, 0.5332% 6/15/44 (c)(d)(e)	51,641,000	1,361,567
Series 2011-C3:
Class C, 5.3554% 7/15/49 (c)(e)	2,000,000	2,181,710
Class G, 5.3554% 7/15/49 (c)(e)	606,000	543,380
Series 2012-C4 Class D, 5.7084% 3/15/45 (c)(e)	1,640,000	1,762,029
Motel 6 Trust Series 2015-MTL6:
Class E, 5.2785% 2/5/30 (c)	594,000	591,433
Class F, 5% 2/5/30 (c)	1,975,000	1,909,509
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (c)	1,256,605	1,576,411
SCG Trust Series 2013-SRP1 Class D, 3.5172% 11/15/26 (c)(e)	1,000,000	999,542
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (c)	2,026,000	2,078,762
UBS Commercial Mortgage Trust Series 2012-C1 Class D, 5.727% 5/10/45 (c)(e)	645,000	678,563
UBS-BAMLL Trust Series 12-WRM Class D, 4.3793% 6/10/30 (c)(e)	1,460,000	1,419,136
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (c)	2,100,000	2,294,380
Class D, 5.7221% 3/15/44 (c)(e)	1,000,000	1,079,559
Commercial Mortgage Securities - continued
	Principal Amount	Value
WF-RBS Commercial Mortgage Trust: - continued
Series 2011-C5:
Class C, 5.8224% 11/15/44 (c)(e)	$ 1,250,000	$ 1,398,298
Class F, 5.25% 11/15/44 (c)(e)	2,000,000	1,838,350
Class G, 5.25% 11/15/44 (c)(e)	1,000,000	876,803
Series 2012-C10 Class E, 4.6057% 12/15/45 (c)(e)	910,000	833,413
Series 2012-C7 Class D, 4.9995% 6/15/45 (c)(e)	620,000	650,142
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 3.9058% 11/15/29 (c)(e)	1,142,436	1,134,695
Class G, 3.2055% 11/15/29 (c)(e)	749,091	697,070
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $153,717,193)		167,515,806
Bank Loan Obligations - 6.9%

CONSUMER DISCRETIONARY - 2.6%
Hotels, Restaurants & Leisure - 1.9%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (e)	3,201,250	2,993,169
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (e)	2,536,931	2,146,878
Cooper Hotel Group 12% 11/6/17	2,309,118	2,424,574
ESH Hospitality, Inc. Tranche B, term loan 5% 6/24/19 (e)	2,091,280	2,130,491
Four Seasons Holdings, Inc. Tranche 2LN, term loan 6.25% 12/27/20 (e)	405,000	406,013
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (e)	3,461,265	3,465,591
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 4% 4/14/21 (e)	2,033,441	2,035,983
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (e)	237,582	238,176
		15,840,875
Media - 0.2%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (e)	1,705,000	1,702,869
Multiline Retail - 0.3%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (e)	2,589,767	2,586,530
Bank Loan Obligations - continued
	Principal Amount	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.2%
The Pep Boys - Manny, Moe & Jack Tranche B, term loan 4.25% 10/11/18 (e)	$ 1,326,000	$ 1,326,000
TOTAL CONSUMER DISCRETIONARY		21,456,274
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Albertson's LLC Tranche B 3LN, term loan 5% 8/25/19 (e)	1,259,063	1,263,784
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (e)	2,000,000	2,007,500
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (e)	835,383	839,560
		2,847,060
FINANCIALS - 1.5%
Real Estate Investment Trusts - 0.3%
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/17/20 (e)	2,449,875	2,437,625
Real Estate Management & Development - 0.8%
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (e)	76,076	75,316
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (e)	6,858,841	6,875,988
		6,951,304
Thrifts & Mortgage Finance - 0.4%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (e)	3,165,283	3,165,283
TOTAL FINANCIALS		12,554,212
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Community Health Systems, Inc.:
Tranche F, term loan 3.5335% 12/31/18 (e)	997,500	1,002,488
Tranche G, term loan 3.75% 12/31/19 (e)	440,170	440,170
Tranche H, term loan 4% 1/27/21 (e)	1,559,830	1,563,730
		3,006,388
Bank Loan Obligations - continued
	Principal Amount	Value
INDUSTRIALS - 0.6%
Commercial Services & Supplies - 0.2%
Pilot Travel Centers LLC Tranche B, term loan 4.25% 10/3/21 (e)	$ 1,980,000	$ 1,997,424
Construction & Engineering - 0.4%
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (e)	3,056,973	3,091,364
TOTAL INDUSTRIALS		5,088,788
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
SBA Senior Finance II, LLC:
term loan 3.25% 3/24/21 (e)	2,390,850	2,375,907
Tranche B 2LN, term loan 3.25% 6/10/22 (e)	1,500,000	1,488,750
		3,864,657
UTILITIES - 0.9%
Electric Utilities - 0.5%
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (e)	984,969	978,813
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (e)	984,445	988,137
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (e)	1,699,130	1,675,852
Southeast Powergen LLC Tranche B, term loan 4.5% 12/2/21 (e)	532,325	534,321
		4,177,123
Independent Power and Renewable Electricity Producers - 0.4%
Calpine Corp. Tranche B 4LN, term loan 4% 10/31/20 (e)	1,970,000	1,972,463
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (e)	1,293,351	1,231,917
		3,204,380
TOTAL UTILITIES		7,381,503
TOTAL BANK LOAN OBLIGATIONS (Cost $57,474,562)		57,462,666
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b) (Cost $32,482,012)	32,482,012	$ 32,482,012
TOTAL INVESTMENT PORTFOLIO - 98.2% (Cost $763,515,079)		814,591,789
NET OTHER ASSETS (LIABILITIES) - 1.8%		14,592,812
NET ASSETS - 100%		$ 829,184,601
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $193,332,078 or 23.3% of net assets.

(d) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 51,533
Fidelity Securities Lending Cash Central Fund	865
Total	$ 52,398
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,318,500	$ 1,318,500	$ -	$ -
Financials	326,077,808	320,212,546	5,865,262	-
Health Care	134,428	134,428	-	-
Corporate Bonds	210,583,638	-	210,583,638	-
Asset-Backed Securities	15,100,197	-	13,125,942	1,974,255
Collateralized Mortgage Obligations	3,916,734	-	3,916,734	-
Commercial Mortgage Securities	167,515,806	-	167,515,806	-
Bank Loan Obligations	57,462,666	-	54,556,763	2,905,903
Money Market Funds	32,482,012	32,482,012	-	-
Total Investments in Securities:	$ 814,591,789	$ 354,147,486	$ 455,564,145	$ 4,880,158
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Bank Loan Obligations
Beginning Balance	$ 12,296,701
Net Realized Gain (Loss) on Investment Securities	755
Net Unrealized Gain (Loss) on Investment Securities	(122,208)
Cost of Purchases	305,330
Proceeds of Sales	(9,664,442)
Amortization/Accretion	(27,156)
Transfers into Level 3	116,923
Transfers out of Level 3	-
Ending Balance	$ 2,905,903
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 25,249
Other Investments in Securities:
Beginning Balance	$ 2,707,064
Net Realized Gain (Loss) on Investment Securities	(1,091,178)
Net Unrealized Gain (Loss) on Investment Securities	1,332,759
Cost of Purchases	-
Proceeds of Sales	(1,271,360)
Amortization/Accretion	(41,479)
Transfers into Level 3	1,802,177
Transfers out of Level 3	(1,463,728)
Ending Balance	$ 1,974,255
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 240,650

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.6%
AAA,AA,A	4.3%
BBB	13.6%
BB	12.3%
B	13.1%
CCC,CC,C	1.0%
Not Rated	9.9%
Equities	39.5%
Short-Term Investments and Net Other Assets	5.7%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $731,033,067)	$ 782,109,777
Fidelity Central Funds (cost $32,482,012)	32,482,012
Total Investments (cost $763,515,079)		$ 814,591,789
Cash		49,890
Receivable for investments sold		12,100,056
Receivable for fund shares sold		112,313
Dividends receivable		449,579
Interest receivable		4,489,659
Distributions receivable from Fidelity Central Funds		4,094
Other receivables		672
Total assets		831,798,052

Liabilities
Payable for investments purchased	$ 851,577
Payable for fund shares redeemed	1,223,718
Accrued management fee	378,065
Other affiliated payables	83,285
Other payables and accrued expenses	76,806
Total liabilities		2,613,451

Net Assets		$ 829,184,601
Net Assets consist of:
Paid in capital		$ 763,824,966
Undistributed net investment income		7,902,882
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,380,048
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		51,076,705
Net Assets		$ 829,184,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2015
Series Real Estate Income:
Net Asset Value, offering price and redemption price per share ($401,861,206 ÷ 36,094,897 shares)	$ 11.13

Class F:
Net Asset Value, offering price and redemption price per share ($427,323,395 ÷ 38,371,765 shares)	$ 11.14

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2015
Investment Income
Dividends		$ 19,393,806
Interest		29,184,633
Income from Fidelity Central Funds		52,398
Total income		48,630,837

Expenses
Management fee	$ 4,611,305
Transfer agent fees	660,838
Accounting and security lending fees	366,112
Custodian fees and expenses	16,117
Independent trustees' compensation	3,530
Audit	88,218
Legal	1,997
Miscellaneous	5,948
Total expenses before reductions	5,754,065
Expense reductions	(15,241)	5,738,824
Net investment income (loss)		42,892,013
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,016,559
Foreign currency transactions	(752)
Total net realized gain (loss)		10,015,807
Change in net unrealized appreciation (depreciation) on investment securities		(10,965,973)
Net gain (loss)		(950,166)
Net increase (decrease) in net assets resulting from operations		$ 41,941,847

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 42,892,013	$ 42,642,966
Net realized gain (loss)	10,015,807	24,118,024
Change in net unrealized appreciation (depreciation)	(10,965,973)	(161,306)
Net increase (decrease) in net assets resulting from operations	41,941,847	66,599,684
Distributions to shareholders from net investment income	(45,472,455)	(42,834,154)
Distributions to shareholders from net realized gain	(20,829,892)	(17,262,908)
Total distributions	(66,302,347)	(60,097,062)
Share transactions - net increase (decrease)	24,549,288	15,810,740
Total increase (decrease) in net assets	188,788	22,313,362

Net Assets
Beginning of period	828,995,813	806,682,451
End of period (including undistributed net investment income of $7,902,882 and undistributed net investment income of $9,105,015, respectively)	$ 829,184,601	$ 828,995,813

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Real Estate Income

Years ended July 31,	2015	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.47	$ 11.41	$ 11.10	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.56	.58	.67	.47
Net realized and unrealized gain (loss)	(.01)	.31	.46	.97
Total from investment operations	.55	.89	1.13	1.44
Distributions from net investment income	(.61)	(.59)	(.66)	(.33)
Distributions from net realized gain	(.29)	(.24)	(.16)	(.01)
Total distributions	(.89)I	(.83)	(.82)	(.34)
Net asset value, end of period	$ 11.13	$ 11.47	$ 11.41	$ 11.10
Total ReturnB, C	5.05%	8.33%	10.50%	14.67%
Ratios to Average Net AssetsE, H
Expenses before reductions	.77%	.77%	.79%	.80%A
Expenses net of fee waivers, if any	.77%	.77%	.79%	.80%A
Expenses net of all reductions	.77%	.77%	.79%	.80%A
Net investment income (loss)	5.03%	5.15%	5.85%	5.70%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 401,861	$ 409,084	$ 415,192	$ 416,151
Portfolio turnover rateF	19%	33%	25%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.89 per share is comprised of distributions from net investment income of $.606 and distributions from net realized gain of $.288 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2015	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.48	$ 11.41	$ 11.11	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.58	.60	.69	.48
Net realized and unrealized gain (loss)	(.01)	.32	.45	.98
Total from investment operations	.57	.92	1.14	1.46
Distributions from net investment income	(.62)	(.60)	(.68)	(.34)
Distributions from net realized gain	(.29)	(.24)	(.16)	(.01)
Total distributions	(.91)	(.85)I	(.84)	(.35)
Net asset value, end of period	$ 11.14	$ 11.48	$ 11.41	$ 11.11
Total ReturnB, C	5.22%	8.60%	10.60%	14.89%
Ratios to Average Net AssetsE, H
Expenses before reductions	.61%	.61%	.61%	.62%A
Expenses net of fee waivers, if any	.61%	.61%	.61%	.62%A
Expenses net of all reductions	.61%	.61%	.61%	.62%A
Net investment income (loss)	5.19%	5.32%	6.02%	5.88%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 427,323	$ 419,911	$ 391,490	$ 286,854
Portfolio turnover rateF	19%	33%	25%	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.85 per share is comprised of distributions from net investment income of $.604 and distributions from net realized gain of $.242 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Real Estate Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 63,509,337
Gross unrealized depreciation	(12,526,172)
Net unrealized appreciation (depreciation) on securities	$ 50,983,165

Tax Cost	$ 763,608,624

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,470,195
Undistributed long-term capital gain	$ 6,020,793
Net unrealized appreciation (depreciation) on securities and other investments	$ 50,983,160

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 49,227,807	$ 47,449,028
Long-term Capital Gains	17,074,540	12,648,034
Total	$ 66,302,347	$ 60,097,062

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $162,233,147 and $154,510,215, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Real Estate Income. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Real Estate Income	$ 660,838.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $670 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,220 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $865. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,667 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $824.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $3,284 and a portion of class-level operating expenses as follows:

Amount
Series Real Estate Income	$ 9,466

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Series Real Estate Income	$ 21,727,712	$ 21,286,598
Class F	23,744,743	21,547,556
Total	$ 45,472,455	$ 42,834,154
From net realized gain
Series Real Estate Income	$ 10,207,221	$ 8,798,960
Class F	10,622,671	8,463,948
Total	$ 20,829,892	$ 17,262,908

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Series Real Estate Income
Shares sold	2,035,991	5,096,461	$ 22,922,397	$ 56,759,758
Reinvestment of distributions	2,871,749	2,752,035	31,934,933	30,085,558
Shares redeemed	(4,463,283)	(8,601,530)	(50,201,779)	(95,963,309)
Net increase (decrease)	444,457	(753,034)	$ 4,655,551	$ (9,117,993)
Class F
Shares sold	4,231,772	7,066,532	$ 47,649,383	$ 79,103,585
Reinvestment of distributions	3,090,749	2,743,696	34,367,414	30,011,504
Shares redeemed	(5,535,580)	(7,540,879)	(62,123,060)	(84,186,356)
Net increase (decrease)	1,786,941	2,269,349	$ 19,893,737	$ 24,928,733

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Real Estate Income Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 24, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statements of Additional Information (SAIs) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Real Estate Income Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2008 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2011 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012- present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)
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Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2011 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Income Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Real Estate Income	09/14/15	09/11/15	$0.137	$0.086
Class F	09/14/15	09/11/15	$0.141	$0.086

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $7,899,714, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Series Real Estate Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SRE-ANN-0915
1.924310.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate Income
Fund - Class A, Class T, and Class C

Annual Report

July 31, 2015

(Fidelity Cover Art)

Class A, Class T, and
Class C are classes of Fidelity® Real Estate Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

Notes to Financial Statements - continued

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge) A	0.46%	8.69%	5.89%
Class T (incl. 4.00% sales charge) B	0.44%	8.66%	5.87%
Class C (incl. contingent deferred sales charge)C	2.84%	8.74%	5.89%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower.

B Class T shares bear a 0.25% 12b-1 fee. The initial offering of Class T shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Income Fund - Class A on July 31, 2005, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A on the previous page for additional information regarding the performance of Class A.
Annual Report

Management's Discussion of Fund Performance

Market Recap: For the 12 months ending July 31, 2015, real estate securities experienced greater volatility than normal for most historical time periods, partly due to the market's reaction to changing interest rate expectations. In the first half of the period, real estate common stocks, as measured by the FTSE® NAREIT® All REITs Index, rose sharply but, with an increase in rates, subsequently gave back much of those gains before enjoying somewhat better results in the period's final weeks. All told, the FTSE® NAREIT® index rose 8.99%. Meanwhile, the MSCI REIT Preferred Index, a proxy for the real estate preferred stock segment, gained 8.93%, a relatively strong result that partly reflected its somewhat low valuations on a historical basis coming into the reporting period. On the market's fixed-income side, The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector - rose 3.05%. The market performance took place against a continued solid fundamental backdrop for commercial real estate. The creation of property supply was still moderate, while companies generally experienced growing occupancies or rents, which in turn helped lift cash flows for real estate owners.

Comments from Portfolio Manager Mark Snyderman: For the year, the fund's share classes fell short of my target for a mid- to upper-single-digit return. (For specific class-level results, please see the Performance section of this report.) At the same time, its share classes trailed the 6.69% return of the sector benchmark Fidelity Real Estate Income Composite IndexSM - a 40/40/20 blend of the MSCI REIT Preferred Index, The BofA Merrill LynchSM US Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively. The fund's preferred stocks gained roughly 9%, nearly matching the return of the MSCI preferred stock index. The fund's bond investments also generally did well. Our commercial mortgage-backed securities (CMBS) and high-yield real estate bonds returned approximately 6% and 4%, respectively, outpacing the 3% increase in the BofA Merrill Lynch index. Meanwhile, our investment-grade positions roughly matched that measure. Good credit research helped drive the outperformance from CMBS and high-yield securities, but helped to a lesser extent with our investment-grade holdings. Meanwhile, the fund's real estate investment trust (REIT) common stock investments added 7%, well behind the FTSE NAREIT index. A negative performance factor was the fund's average cash allocation of 7%, a normal level of cash for this fund that hurt during a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Class A	1.03%
Actual		$ 1,000.00	$ 992.80	$ 5.09
HypotheticalA		$ 1,000.00	$ 1,019.69	$ 5.16
Class T	1.06%
Actual		$ 1,000.00	$ 991.80	$ 5.23
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class C	1.78%
Actual		$ 1,000.00	$ 988.50	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,015.97	$ 8.90
Real Estate Income	.82%
Actual		$ 1,000.00	$ 993.60	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11
Class I	.77%
Actual		$ 1,000.00	$ 993.80	$ 3.81
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Equity Lifestyle Properties, Inc.	3.5	3.0
MFA Financial, Inc.	3.0	2.9
Acadia Realty Trust (SBI)	2.8	2.9
Ventas, Inc.	1.5	1.4
Mid-America Apartment Communities, Inc.	1.1	1.0
	11.9
Top 5 Bonds as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20	1.0	0.9
RAIT Financial Trust 4% 10/1/33	0.8	0.6
Standard Pacific Corp. 8.375% 5/15/18	0.7	0.7
IAS Operating Partnership LP 5% 3/15/18	0.7	0.7
iStar Financial, Inc. 5.875% 3/15/16	0.6	0.6
	3.8
Top Five REIT Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	17.9	17.2
REITs - Health Care	7.4	7.0
REITs - Shopping Centers	5.6	7.2
REITs - Management/Investment	5.2	5.6
REITs - Apartments	5.0	4.8
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Common Stocks 30.0%		Common Stocks 30.8%
	Preferred Stocks 19.5%		Preferred Stocks 17.6%
	Bonds 31.8%		Bonds 30.7%
	Convertible Securities 5.2%		Convertible Securities 5.5%
	Other Investments 7.3%		Other Investments 7.9%
	Short-Term Investments and Net Other Assets (Liabilities) 6.2%		Short-Term Investments and Net Other Assets (Liabilities) 7.5%
* Foreign investments	0.9%	** Foreign investments	1.3%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 30.0%
	Shares	Value
CONSUMER DISCRETIONARY - 0.2%
Household Durables - 0.2%
Stanley Martin Communities LLC Class B (a)(k)	4,620	$ 7,054,370
FINANCIALS - 29.8%
Capital Markets - 0.5%
Ellington Financial LLC	1,114,700	20,354,422
Real Estate Investment Trusts - 28.6%
Acadia Realty Trust (SBI) (g)	3,730,449	119,299,759
AG Mortgage Investment Trust, Inc.	781,700	14,226,940
American Campus Communities, Inc.	226,000	8,434,320
American Tower Corp.	177,100	16,843,981
Annaly Capital Management, Inc.	1,606,900	15,988,655
Anworth Mortgage Asset Corp.	1,230,410	6,152,050
Apartment Investment & Management Co. Class A	1,049,300	41,006,644
Arbor Realty Trust, Inc. (g)	3,068,975	20,991,789
AvalonBay Communities, Inc.	141,400	24,368,876
Boardwalk (REIT)	136,200	5,994,320
CBL & Associates Properties, Inc.	2,105,673	34,406,697
Cedar Shopping Centers, Inc.	830,510	5,564,417
Chambers Street Properties	528,593	3,922,160
Community Healthcare Trust, Inc.	225,600	4,257,072
CYS Investments, Inc.	1,992,739	15,463,655
Douglas Emmett, Inc.	517,200	15,159,132
Dynex Capital, Inc.	2,039,943	15,034,380
EastGroup Properties, Inc.	111,900	6,736,380
Ellington Residential Mortgage REIT	260,000	3,634,800
Equity Lifestyle Properties, Inc.	2,627,460	152,077,369
Equity Residential (SBI)	77,400	5,790,294
Extra Space Storage, Inc.	355,700	26,151,064
First Potomac Realty Trust	1,381,615	15,681,330
Five Oaks Investment Corp.	479,100	3,631,578
Great Ajax Corp.	500,000	7,020,000
Hatteras Financial Corp.	812,600	13,212,876
Lexington Corporate Properties Trust	4,340,682	37,329,865
LTC Properties, Inc.	253,513	11,121,615
MFA Financial, Inc.	17,223,722	129,694,627
Mid-America Apartment Communities, Inc.	618,300	49,674,222
Monmouth Real Estate Investment Corp. Class A (f)	813,473	8,150,999
National Retail Properties, Inc.	244,200	9,076,914
New Senior Investment Group, Inc.	1,726,825	22,345,116
Newcastle Investment Corp.	1,840,830	9,038,475
NorthStar Realty Finance Corp.	166,600	2,665,600
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Potlatch Corp.	509,300	$ 17,830,593
Prologis, Inc.	108,487	4,405,657
Sabra Health Care REIT, Inc.	900,600	24,631,410
Select Income REIT	361,791	7,261,145
Senior Housing Properties Trust (SBI)	2,597,400	44,857,098
Simon Property Group, Inc.	126,100	23,608,442
Store Capital Corp.	556,800	11,692,800
Terreno Realty Corp.	1,728,064	36,237,502
The Macerich Co.	147,900	11,707,764
Two Harbors Investment Corp.	2,190,580	22,387,728
Ventas, Inc.	940,846	63,121,358
VEREIT, Inc.	885,434	7,756,402
Weyerhaeuser Co.	704,500	21,621,105
WP Carey, Inc.	773,700	47,342,703
WP Glimcher, Inc.	797,563	10,799,003
		1,235,408,681
Real Estate Management & Development - 0.7%
Brookfield Asset Management, Inc. Class A	386,400	13,490,097
Kennedy-Wilson Holdings, Inc.	646,921	16,380,040
		29,870,137
TOTAL FINANCIALS		1,285,633,240
TOTAL COMMON STOCKS (Cost $1,198,611,239)		1,292,687,610
Preferred Stocks - 20.2%

Convertible Preferred Stocks - 0.7%
FINANCIALS - 0.7%
Real Estate Investment Trusts - 0.7%
Alexandria Real Estate Equities, Inc. Series D 7.00%	195,000	5,478,291
Equity Commonwealth 6.50% (a)	31,237	776,864
Lexington Corporate Properties Trust Series C, 6.50%	468,742	22,543,584
		28,798,739
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 19.5%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Red Lion Hotels Capital Trust 9.50%	71,773	$ 1,858,203
FINANCIALS - 19.5%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,471,667
Real Estate Investment Trusts - 19.2%
AG Mortgage Investment Trust, Inc.:
8.00%	587,287	14,453,133
8.25%	34,859	871,475
Alexandria Real Estate Equities, Inc. Series E, 6.45%	145,913	3,790,820
American Capital Agency Corp.:
8.00%	200,000	4,984,000
Series B, 7.75%	360,200	8,615,984
American Capital Mortgage Investment Corp. Series A, 8.125%	248,636	6,034,396
American Home Mortgage Investment Corp.:
Series A, 9.75% (a)	120,300	1
Series B, 9.25% (a)	124,100	1
American Homes 4 Rent:
Series A, 5.00%	550,742	13,950,295
Series B, 5.00%	250,029	6,375,740
Series C, 5.50%	810,662	20,866,440
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,399,480
Series C, 7.625%	325,332	7,960,874
Series D, 7.50%	621,976	15,288,170
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,945,106
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	375,101	9,812,642
Apollo Residential Mortgage, Inc. Series A, 8.00%	284,843	6,821,990
Arbor Realty Trust, Inc.:
7.375% (g)	430,605	10,597,189
Series A, 8.25% (g)	189,089	4,814,206
Series B, 7.75% (g)	240,000	5,940,000
Series C, 8.50% (g)	100,000	2,578,000
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,475,653
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	47,000	1,214,010
Series E, 9.00%	140,751	3,701,751
Boston Properties, Inc. 5.25%	10,915	272,220
Brandywine Realty Trust Series E, 6.90%	95,000	2,470,000
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Campus Crest Communities, Inc. Series A, 8.00%	582,117	$ 14,017,377
Capstead Mortgage Corp. Series E, 7.50%	202,984	5,025,884
CBL & Associates Properties, Inc.:
Series D, 7.375%	289,876	7,359,952
Series E, 6.625%	222,063	5,649,283
Cedar Shopping Centers, Inc. Series B, 7.25%	399,750	10,209,615
Chesapeake Lodging Trust Series A, 7.75%	266,916	7,086,620
Colony Financial, Inc.:
7.125%	375,500	8,858,045
Series A, 8.50%	283,920	7,447,222
Series B, 7.50%	108,867	2,739,094
Coresite Realty Corp. Series A, 7.25%	369,799	9,622,170
Corporate Office Properties Trust Series L, 7.375%	167,140	4,374,054
CubeSmart Series A, 7.75%	40,000	1,063,600
CYS Investments, Inc.:
Series A, 7.75%	117,824	2,762,973
Series B, 7.50%	496,667	11,120,374
DDR Corp.:
Series J, 6.50%	340,721	8,804,231
Series K, 6.25%	228,888	5,813,755
Digital Realty Trust, Inc.:
Series E, 7.00%	219,819	5,693,312
Series G, 5.875%	145,444	3,527,017
Series H, 7.375%	50,000	1,356,500
DuPont Fabros Technology, Inc. Series B, 7.625%	381,202	9,720,651
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,029,748
Series B, 7.625%	252,120	5,950,032
Equity Commonwealth Series E, 7.25%	648,952	16,639,129
Equity Lifestyle Properties, Inc. Series C, 6.75%	950,148	24,722,851
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,036,000
First Potomac Realty Trust 7.75%	415,296	10,656,495
Five Oaks Investment Corp. Series A, 8.75%	142,000	3,088,500
General Growth Properties, Inc. Series A, 6.375%	166,463	4,264,782
Gladstone Commercial Corp. Series C, 7.125%	232,238	5,910,457
Hatteras Financial Corp. Series A, 7.625%	522,361	12,144,893
Health Care REIT, Inc. Series J, 6.50%	81,600	2,098,752
Hersha Hospitality Trust:
Series B, 8.00%	162,538	4,170,725
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Hersha Hospitality Trust: - continued
Series C, 6.875%	50,000	$ 1,287,500
Hospitality Properties Trust Series D, 7.125%	40,800	1,068,960
Hudson Pacific Properties, Inc. 8.375%	394,069	10,103,929
Inland Real Estate Corp.:
Series A, 8.125%	466,000	12,102,020
Series B, 6.95%	245,000	6,078,450
Invesco Mortgage Capital, Inc.:
Series A, 7.75%	123,342	3,045,314
Series B, 7.75%	736,003	17,597,832
Investors Real Estate Trust Series B, 7.95%	126,572	3,270,620
iStar Financial, Inc.:
Series D, 8.00%	59,478	1,479,218
Series E, 7.875%	224,596	5,507,094
Series F, 7.80%	438,490	10,778,084
Series G, 7.65%	2,950	71,892
Kilroy Realty Corp.:
Series G, 6.875%	46,760	1,207,811
Series H, 6.375%	143,296	3,668,378
Kite Realty Group Trust 8.25%	96,100	2,473,614
LaSalle Hotel Properties:
Series H, 7.50%	141,308	3,611,832
Series I, 6.375%	354,698	8,870,997
LBA Realty Fund II Series B, 7.625%	31,240	685,718
MFA Financial, Inc.:
8.00%	538,930	13,764,272
Series B, 7.50%	616,232	15,418,125
Monmouth Real Estate Investment Corp.:
Series A, 7.625%	80,000	2,064,000
Series B, 7.875%	95,000	2,541,250
National Retail Properties, Inc.:
5.70%	376,404	9,274,595
Series D, 6.625%	222,138	5,813,351
New York Mortgage Trust, Inc.:
7.875%	154,125	3,302,899
Series B, 7.75%	239,697	5,429,137
NorthStar Realty Finance Corp.:
Series A 8.75%	7,326	187,326
Series B, 8.25%	369,228	9,286,084
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
NorthStar Realty Finance Corp.: - continued
Series C, 8.875%	277,101	$ 7,199,084
Series D, 8.50%	238,715	6,137,363
Series E, 8.75%	366,972	9,511,914
Pebblebrook Hotel Trust:
Series A, 7.875%	412,000	10,670,800
Series B, 8.00%	185,085	4,836,271
Series C, 6.50%	204,321	5,179,537
Pennsylvania (REIT) 7.375%	100,510	2,657,484
Prologis, Inc. Series Q, 8.54%	94,446	5,805,482
PS Business Parks, Inc.:
Series R, 6.875%	116,903	2,964,660
Series S, 6.45%	93,809	2,455,920
Series T, 6.00%	198,899	5,071,925
Series U, 5.75%	600	14,424
Public Storage:
5.875%	50,000	1,257,000
6.375%	122,000	3,218,360
RAIT Financial Trust:
7.125%	336,786	8,278,200
7.625%	224,590	5,102,685
Regency Centers Corp.:
Series 6, 6.625%	152,661	3,961,553
Series 7, 6.00%	176,250	4,348,088
Resource Capital Corp. 8.625%	156,870	3,308,388
Retail Properties America, Inc. 7.00%	394,411	10,333,568
Sabra Health Care REIT, Inc. Series A, 7.125%	298,123	7,742,254
Saul Centers, Inc. Series C, 6.875%	315,478	8,170,880
Senior Housing Properties Trust 5.625%	283,543	6,719,969
Stag Industrial, Inc.:
Series A, 9.00%	280,000	7,582,400
Series B, 6.625%	80,300	2,032,393
Summit Hotel Properties, Inc.:
Series A, 9.25%	138,340	3,757,314
Series B, 7.875%	190,173	5,167,000
Series C, 7.125%	153,212	3,998,833
Sun Communities, Inc. Series A, 7.125%	375,000	9,656,250
Sunstone Hotel Investors, Inc. Series D, 8.00%	129,723	3,348,151
Taubman Centers, Inc. Series K, 6.25%	157,322	3,981,820
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Terreno Realty Corp. Series A, 7.75%	213,690	$ 5,630,732
UMH Properties, Inc. Series A, 8.25%	600,000	15,594,000
Urstadt Biddle Properties, Inc.:
6.75%	160,000	4,240,000
Series F, 7.125%	210,000	5,441,100
VEREIT, Inc. Series F, 6.70%	1,980,249	48,615,113
Wells Fargo Real Estate Investment Corp. 6.375%	221,000	5,794,620
Winthrop Realty Trust 7.75%	360,000	9,162,000
WP Glimcher, Inc.:
6.875%	256,115	6,594,961
7.50%	198,527	5,280,818
		829,011,285
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	321,574	8,325,551
TOTAL FINANCIALS		841,808,503
TOTAL NONCONVERTIBLE PREFERRED STOCKS		843,666,706
TOTAL PREFERRED STOCKS (Cost $851,096,847)		872,465,445
Corporate Bonds - 20.0%
		Principal Amount (e)
Convertible Bonds - 4.5%
FINANCIALS - 4.5%
Consumer Finance - 0.1%
Zais Financial Partners LP 8% 11/15/16 (h)		$ 2,000,000	1,998,750
Diversified Financial Services - 0.4%
RWT Holdings, Inc. 5.625% 11/15/19 (h)		17,620,000	16,879,079
Real Estate Investment Trusts - 3.3%
Apollo Commercial Real Estate Finance, Inc. 5.5% 3/15/19		5,600,000	5,610,500
Ares Commercial Real Estate Corp. 7% 12/15/15		14,700,000	15,049,125
Blackstone Mortgage Trust, Inc. 5.25% 12/1/18		5,750,000	6,166,875
Campus Crest Communities Operating Partnership LP 4.75% 10/15/18 (h)		12,900,000	12,359,813
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Colony Financial, Inc.:
3.875% 1/15/21		$ 9,910,000	$ 9,996,713
5% 4/15/23		9,000,000	9,376,875
PennyMac Corp. 5.375% 5/1/20		12,690,000	11,738,250
RAIT Financial Trust 4% 10/1/33		39,190,000	32,748,144
Redwood Trust, Inc. 4.625% 4/15/18		14,700,000	14,194,688
Resource Capital Corp.:
6% 12/1/18		3,490,000	3,127,913
8% 1/15/20		15,990,000	14,903,751
Spirit Realty Capital, Inc. 3.75% 5/15/21		2,400,000	2,247,000
Starwood Property Trust, Inc. 3.75% 10/15/17		3,230,000	3,252,206
Starwood Waypoint Residential 4.5% 10/15/17 (h)		1,965,000	1,965,000
			142,736,853
Thrifts & Mortgage Finance - 0.7%
IAS Operating Partnership LP 5% 3/15/18 (h)		33,140,000	31,814,400
TOTAL FINANCIALS			193,429,082
Nonconvertible Bonds - 15.5%
CONSUMER DISCRETIONARY - 5.1%
Hotels, Restaurants & Leisure - 0.4%
FelCor Lodging LP:
5.625% 3/1/23		2,000,000	2,052,400
6% 6/1/25 (h)		2,025,000	2,085,750
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21		4,000,000	4,165,000
Times Square Hotel Trust 8.528% 8/1/26 (h)		7,916,982	10,093,350
			18,396,500
Household Durables - 4.7%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (h)		12,145,000	11,416,300
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (h)		2,620,000	2,554,500
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (h)		2,000,000	1,945,000
6.5% 12/15/20 (h)		1,615,000	1,631,150
D.R. Horton, Inc.:
4.375% 9/15/22		4,175,000	4,133,250
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
D.R. Horton, Inc.: - continued
4.75% 5/15/17		$ 2,000,000	$ 2,090,720
5.75% 8/15/23		2,510,000	2,673,150
KB Home:
8% 3/15/20		8,465,000	9,353,825
9.1% 9/15/17		4,985,000	5,558,275
Lennar Corp.:
4.125% 12/1/18		5,520,000	5,602,800
4.5% 6/15/19		1,830,000	1,889,475
4.5% 11/15/19		2,000,000	2,067,500
6.5% 4/15/16		4,000,000	4,110,000
6.95% 6/1/18		14,280,000	15,636,600
M/I Homes, Inc. 8.625% 11/15/18		26,055,000	26,836,650
Meritage Homes Corp.:
6% 6/1/25 (h)		4,000,000	4,040,000
7% 4/1/22		7,525,000	8,014,125
7.15% 4/15/20		7,060,000	7,607,150
Ryland Group, Inc.:
6.625% 5/1/20		1,555,000	1,730,871
8.4% 5/15/17		5,420,000	5,962,000
Standard Pacific Corp.:
5.875% 11/15/24		3,250,000	3,339,375
7% 8/15/15		4,000,000	4,008,000
8.375% 5/15/18		27,853,000	31,822,053
10.75% 9/15/16		4,910,000	5,364,175
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (h)		4,100,000	4,105,125
TRI Pointe Homes, Inc. 5.875% 6/15/24		3,890,000	3,831,650
WCI Communities, Inc. 6.875% 8/15/21		1,845,000	1,914,188
William Lyon Homes, Inc.:
7% 8/15/22		4,180,000	4,357,650
8.5% 11/15/20		15,550,000	16,755,125
			200,350,682
Media - 0.0%
Outfront Media Capital LLC / Corp. 5.625% 2/15/24 (h)		1,300,000	1,326,000
TOTAL CONSUMER DISCRETIONARY			220,073,182
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		$ 602,053	$ 659,249
FINANCIALS - 9.8%
Diversified Financial Services - 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		3,680,000	3,808,800
6% 8/1/20		6,000,000	6,315,000
			10,123,800
Real Estate Investment Trusts - 6.5%
American Campus Communities Operating Partnership LP 4.125% 7/1/24		2,000,000	2,012,724
ARC Properties Operating Partnership LP 4.6% 2/6/24		8,640,000	8,337,600
CBL & Associates LP 5.25% 12/1/23		1,000,000	1,037,445
Commercial Net Lease Realty, Inc. 6.15% 12/15/15		2,526,000	2,572,147
Corporate Office Properties LP 3.6% 5/15/23		5,000,000	4,627,530
Crown Castle International Corp. 5.25% 1/15/23		4,000,000	4,190,000
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		4,955,000	5,054,100
CubeSmart LP 4.8% 7/15/22		2,000,000	2,165,492
DDR Corp.:
7.5% 7/15/18		8,756,000	10,062,404
7.875% 9/1/20		4,637,000	5,653,741
9.625% 3/15/16		3,836,000	4,026,833
DuPont Fabros Technology LP 5.875% 9/15/21		1,000,000	1,027,500
Equity One, Inc. 6.25% 1/15/17		3,000,000	3,186,708
Equity Residential 5.125% 3/15/16		7,201,000	7,372,161
HCP, Inc.:
3.75% 2/1/16		10,000,000	10,136,310
4% 6/1/25		1,000,000	980,250
Health Care Property Investors, Inc.:
5.625% 5/1/17		2,980,000	3,170,896
6% 1/30/17		2,383,000	2,530,122
Health Care REIT, Inc.:
3.625% 3/15/16		14,685,000	14,900,635
4% 6/1/25		1,551,000	1,540,611
4.125% 4/1/19		2,000,000	2,114,992
6.2% 6/1/16		2,750,000	2,858,477
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Healthcare Realty Trust, Inc.:
3.75% 4/15/23		$ 4,022,000	$ 3,906,625
5.75% 1/15/21		3,095,000	3,446,329
Highwoods/Forsyth LP:
3.625% 1/15/23		1,607,000	1,600,514
5.85% 3/15/17		2,800,000	2,980,155
Hospitality Properties Trust:
5% 8/15/22		3,177,000	3,313,897
5.625% 3/15/17		915,000	963,389
HRPT Properties Trust:
6.25% 8/15/16		9,675,000	9,888,876
6.25% 6/15/17		1,055,000	1,109,470
6.65% 1/15/18		4,246,000	4,580,037
iStar Financial, Inc.:
3.875% 7/1/16		2,855,000	2,862,138
4% 11/1/17		15,000,000	14,737,500
5% 7/1/19		15,000,000	14,719,650
5.85% 3/15/17		3,587,000	3,677,321
5.875% 3/15/16		27,070,000	27,543,725
7.125% 2/15/18		5,725,000	5,975,469
9% 6/1/17		9,175,000	9,920,469
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		3,610,000	3,840,138
6.875% 5/1/21		2,000,000	2,100,000
National Retail Properties, Inc. 3.3% 4/15/23		2,000,000	1,948,454
Omega Healthcare Investors, Inc.:
4.5% 4/1/27 (h)		2,462,000	2,374,688
4.95% 4/1/24		2,898,000	2,988,968
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,125,000
Prologis LP 7.625% 7/1/17		4,690,000	5,169,576
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,377,044
Select Income REIT 4.5% 2/1/25		5,000,000	4,882,155
Senior Housing Properties Trust:
3.25% 5/1/19		2,882,000	2,897,888
4.3% 1/15/16		5,000,000	5,029,320
4.75% 5/1/24		3,988,000	3,943,582
6.75% 4/15/20		13,624,000	15,231,073
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Senior Housing Properties Trust: - continued
6.75% 12/15/21		$ 8,000,000	$ 9,125,216
United Dominion Realty Trust, Inc. 5.25% 1/15/16		4,000,000	4,065,028
WP Carey, Inc. 4% 2/1/25		5,000,000	4,843,460
			282,725,832
Real Estate Management & Development - 2.7%
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,033,458
CBRE Group, Inc.:
5% 3/15/23		6,020,000	6,174,112
5.25% 3/15/25		3,295,000	3,426,800
Excel Trust LP 4.625% 5/15/24		2,403,000	2,304,431
Forestar U.S.A. Real Estate Group 8.5% 6/1/22 (h)		16,365,000	17,143,974
Host Hotels & Resorts LP 5.25% 3/15/22		2,000,000	2,170,754
Howard Hughes Corp. 6.875% 10/1/21 (h)		11,715,000	12,417,900
Hunt Companies, Inc. 9.625% 3/1/21 (h)		5,790,000	5,717,625
Kennedy-Wilson, Inc. 5.875% 4/1/24		7,640,000	7,573,150
Mid-America Apartments LP:
3.75% 6/15/24		1,663,000	1,660,798
6.05% 9/1/16		2,500,000	2,616,610
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.5% 4/15/19 (h)		4,805,000	4,841,038
5.25% 12/1/21 (h)		6,620,000	6,785,500
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,509,000
5.875% 6/15/17		400,000	430,867
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (h)		7,000,000	6,982,500
5.625% 3/1/24 (h)		2,270,000	2,207,575
Ventas Realty LP 1.55% 9/26/16		7,000,000	7,023,681
Ventas Realty LP/Ventas Capital Corp.:
3.125% 11/30/15		13,807,000	13,900,653
4% 4/30/19		2,262,000	2,383,734
Wells Operating Partnership II LP 5.875% 4/1/18		3,000,000	3,258,156
			115,562,316
Thrifts & Mortgage Finance - 0.4%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (h)		4,755,000	4,986,806
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Ocwen Financial Corp. 7.125% 5/15/19 (h)(i)		$ 11,795,000	$ 11,146,275
Wrightwood Capital LLC 1.9% 4/20/20 (d)		14,028	469,932
			16,603,013
TOTAL FINANCIALS			425,014,961
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		2,795,000	2,885,838
5.5% 2/1/21		12,305,000	12,766,438
			15,652,276
INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17		3,050,000	3,156,750
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp.:
6.375% 11/15/22 (h)		1,000,000	1,035,000
6.375% 11/15/22		3,000,000	3,105,000
			4,140,000
TOTAL NONCONVERTIBLE BONDS			668,696,418
TOTAL CORPORATE BONDS (Cost $840,267,812)			862,125,500
Asset-Backed Securities - 1.9%

American Homes 4 Rent:
Series 2014-SFR2 Class E, 6.231% 10/17/36 (h)		3,000,000	3,108,920
Series 2014-SFR3 Class E, 6.418% 12/17/36 (h)		9,025,000	9,470,513
Series 2015-SFR1:
Class E, 5.639% 4/17/52 (h)		1,999,310	1,978,922
Class F, 6.482% 4/17/52 (h)		2,000,000	1,906,026
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.688% 3/20/50 (h)(i)		$ 2,250,000	$ 225
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (h)		776,650	802,047
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	419,576
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (h)		389,442	363,116
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		6,178,122	6,045,836
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.6509% 11/28/39 (h)(i)		612,703	349,241
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,586,172	1,566,859
Series 1997-3 Class M1, 7.53% 3/15/28		6,781,936	6,397,210
Invitation Homes Trust:
Series 2013-SFR1 Class F, 3.9% 12/17/30 (h)(i)		1,750,000	1,694,089
Series 2014-SFR1:
Class E, 3.436% 6/17/31 (h)(i)		10,000,000	9,810,623
Class F, 3.936% 6/17/31 (h)(i)		9,504,000	9,193,617
Series 2014-SFR3:
Class E, 4.686% 12/17/31 (h)(i)		4,336,000	4,387,317
Class F, 5.186% 12/17/31 (h)(i)		2,215,000	2,216,714
Series 2015-SFR2 Class E, 3.3353% 6/17/32 (h)(i)		2,450,000	2,382,429
Series 2015-SFR3 Class F, 4.933% 8/17/32 (h)(i)		2,000,000	1,992,967
Series 2015-SRF1 Class F, 4.4853% 3/17/32 (h)(i)		5,500,000	5,392,112
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40		960,803	528,834
Merit Securities Corp. Series 13 Class M1, 7.8468% 12/28/33 (i)		1,923,000	2,018,381
Progress Residential Trust Series 2015-SFR1 Class E, 4.1853% 2/17/32 (h)(i)		1,500,000	1,499,999
Starwood Waypoint Residential Trust Series 2014-1 Class F, 4.7235% 1/17/32 (h)(i)		4,071,000	4,025,884
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.9288% 2/5/36 (h)(i)		3,915,435	392
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.601% 11/21/40 (h)(i)		4,914,554	4,803,976
Class F, 2.231% 11/21/40 (h)(i)		250,000	175,675
TOTAL ASSET-BACKED SECURITIES (Cost $86,327,539)			82,531,500
Collateralized Mortgage Obligations - 0.2%
		Principal Amount (e)	Value
Private Sponsor - 0.2%
Countrywide Home Loans, Inc.:
Series 2002-R2 Class 2B3, 3.6335% 7/25/33 (h)(i)		$ 165,763	$ 91,170
Series 2003-R3 Class B2, 5.5% 11/25/33 (h)		783,996	50,501
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5325% 12/25/46 (h)(i)		4,500,000	4,983,543
Series 2010-K7 Class B, 5.6242% 4/25/20 (h)(i)		3,200,000	3,584,381
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (h)		861,715	883,892
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 12.1354% 6/10/35 (h)(i)		118,172	126,565
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (h)		8,914	8,655
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.6815% 12/10/35 (h)(i)		137,485	35,398
Series 2004-A Class B7, 4.4315% 2/10/36 (h)(i)		139,576	46,491
Series 2004-B Class B7, 4.1815% 2/10/36 (h)(i)		174,502	117,680
TOTAL PRIVATE SPONSOR			9,928,276
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (k)		94,028	25,838
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.0632% 2/25/42 (h)(i)		71,471	55,390
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.3375% 12/25/42 (i)(k)		143,242	12,573
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.0681% 6/25/43 (h)(i)		110,753	60,914
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 2.9643% 10/25/42 (h)(i)		46,599	26,562
TOTAL U.S. GOVERNMENT AGENCY			181,277
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,703,965)			10,109,553
Commercial Mortgage Securities - 14.2%

Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (h)		2,000,000	2,270,210
Banc of America Commercial Mortgage Trust:
Series 2005-1 Class CJ, 5.515% 11/10/42 (i)		1,147,536	1,146,303
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Banc of America Commercial Mortgage Trust: - continued
Series 2005-5 Class D, 5.4703% 10/10/45 (i)		$ 4,000,000	$ 4,006,456
Series 2005-6 Class AJ, 5.328% 9/10/47 (i)		5,000,000	5,043,800
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.597% 3/11/39 (i)		5,700,000	5,778,521
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7657% 4/12/38 (h)(i)		2,520,000	2,621,531
BLCP Hotel Trust:
floater Series 2014-CLRN Class F, 3.2206% 8/15/29 (h)(i)		2,500,000	2,413,543
Series 2014-CLMZ Class M, 5.9145% 8/15/29 (h)(i)		12,513,000	12,426,958
Boca Hotel Portfolio Trust Series 2013-BOCA Class E, 3.9373% 8/15/26 (h)(i)		2,500,000	2,499,993
Carefree Portfolio Trust floater:
Series 2014-CARE:
Class E, 4.187% 11/15/19 (h)(i)		4,073,000	4,094,310
Class F, 2.7707% 11/15/19 (h)(i)		1,650,000	1,609,238
Series 2014-CMZA Class MZA, 6.1635% 11/15/19 (h)(i)		15,382,000	15,385,069
CGBAM Commercial Mortgage Trust:
floater Series 2014-HD Class E, 3.1855% 2/15/31 (h)(i)		5,769,000	5,770,575
Series 2015-SMRT Class F, 3.912% 4/10/28 (h)(i)		5,746,000	5,451,357
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2754% 9/10/46 (h)(i)		2,750,000	2,709,498
Series 2015-SHP2 Class E, 4.285% 7/15/17 (h)(i)		2,933,000	2,933,000
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (h)		7,300,000	6,117,210
Series 2012-CR5 Class D, 4.4801% 12/10/45 (h)(i)		2,000,000	2,020,718
Series 2013-CR10 Class D, 4.9525% 8/10/46 (h)(i)		2,000,000	1,918,880
Series 2013-CR12 Class D, 5.2543% 10/10/46 (h)(i)		4,500,000	4,470,930
Series 2013-CR9 Class D, 4.4002% 7/10/45 (h)(i)		4,255,000	4,020,439
Series 2013-LC6 Class D, 4.4296% 1/10/46 (h)(i)		3,870,000	3,667,556
Series 2014-UBS2 Class D, 5.1826% 3/10/47 (h)(i)		3,713,000	3,535,021
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class J, 5.44% 9/15/30 (h)		1,680,484	1,616,863
Commercial Mortgage Trust pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (i)		1,447,499	1,447,134
Series 2012-CR1:
Class C, 5.5378% 5/15/45 (i)		1,000,000	1,100,956
Class D, 5.5378% 5/15/45 (h)(i)		5,550,000	5,714,274
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Commercial Mortgage Trust pass-thru certificates: - continued
Series 2012-CR2:
Class D, 5.0191% 8/15/45 (h)(i)		$ 4,500,000	$ 4,736,300
Class E, 5.0191% 8/15/45 (h)(i)		6,000,000	6,043,332
Series 2012-LC4:
Class C, 5.8205% 12/10/44 (i)		2,000,000	2,236,190
Class D, 5.8205% 12/10/44 (h)(i)		8,000,000	8,470,736
Core Industrial Trust Series 2015-TEXW Class F, 3.8487% 2/10/34 (h)(i)		6,565,000	5,980,341
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (h)		1,183,604	1,261,774
Series 1998-C2 Class F, 6.75% 11/15/30 (h)		1,332,466	1,367,232
CSMC Trust floater Series 2015-DEAL:
Class E, 4.184% 4/15/29 (h)(i)		2,000,000	1,991,236
Class F, 4.934% 4/15/29 (h)(i)		5,053,000	5,030,863
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 5.099% 1/10/34 (h)(i)		7,503,000	7,060,556
DBUBS Mortgage Trust Series 2011-LC1A:
Class E, 5.7348% 11/10/46 (h)(i)		12,490,000	13,468,979
Class G, 4.652% 11/10/46 (h)		9,843,000	8,578,056
Extended Stay America Trust Series 2013-ESH7 Class C7, 3.9017% 12/5/31 (h)		500,000	512,482
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6623% 12/25/43 (i)(j)		12,206,096	1,522,808
Series K012 Class X3, 2.365% 1/25/41 (i)(j)		21,072,884	2,367,328
Series K013 Class X3, 2.9023% 1/25/43 (i)(j)		14,360,000	1,971,326
Series KAIV Class X2, 3.6147% 6/25/46 (i)(j)		7,430,000	1,335,514
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class EFX, 3.4949% 12/15/19 (h)(i)		5,607,000	5,276,864
Class FFX, 3.4949% 12/15/19 (h)(i)		7,411,000	6,851,876
GMAC Commercial Mortgage Securities, Inc. Series 1997-C2 Class G, 6.75% 4/15/29 (i)		548,460	580,893
GP Portfolio Trust Series 2014-GPP Class E, 4.0355% 2/15/27 (h)(i)		2,823,000	2,813,420
Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A4, 5.8187% 7/10/38 (i)		7,789,588	7,937,831
GS Mortgage Securities Corp. II Series 2010-C1:
Class D, 6.1899% 8/10/43 (h)(i)		4,000,000	4,347,640
Class E, 4% 8/10/43 (h)		3,770,000	3,420,547
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3958% 12/10/43 (h)(i)		3,000,000	3,147,048
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
GS Mortgage Securities Trust: - continued
Series 2011-GC5:
Class C, 5.475% 8/10/44 (h)(i)		$ 9,000,000	$ 9,855,405
Class D, 5.475% 8/10/44 (h)(i)		4,000,000	4,179,732
Class E, 5.475% 8/10/44 (h)(i)		4,049,000	4,014,478
Class F, 4.5% 8/10/44 (h)		4,500,000	3,713,058
Series 2012-GC6:
Class C, 5.8223% 1/10/45 (h)(i)		3,600,000	3,999,030
Class D, 5.8223% 1/10/45 (h)(i)		2,000,000	2,089,829
Class E, 5% 1/10/45 (h)(i)		4,516,000	4,266,125
Series 2012-GCJ7:
Class C, 5.9069% 5/10/45 (i)		6,500,000	7,217,810
Class D, 5.9069% 5/10/45 (h)(i)		3,000,000	3,125,367
Class E, 5% 5/10/45 (h)		6,920,000	6,432,541
Series 2012-GCJ9 Class D, 5.0153% 11/10/45 (h)(i)		2,000,000	1,977,798
Series 2013-GC16:
Class D, 5.4927% 11/10/46 (h)(i)		3,750,000	3,744,701
Class F, 3.5% 11/10/46 (h)		7,303,000	5,602,621
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 3.436% 7/15/29 (h)(i)		7,241,000	7,271,325
Series 2013-HLT Class EFX, 5.6086% 11/5/30 (h)(i)		5,000,000	5,059,201
Invitation Homes Trust floater Series 2013-SFR1 Class E, 2.9% 12/17/30 (h)(i)		1,500,000	1,448,935
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.8339% 1/12/37 (h)(i)		1,000,000	998,658
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (h)(i)		3,000,000	3,582,123
Class D, 7.6935% 12/5/27 (h)(i)		9,550,000	11,286,333
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (h)		9,000,000	9,352,089
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (h)(i)		4,500,000	5,160,389
Class XB, 1.1366% 8/5/32 (h)(i)(j)		32,655,000	1,170,705
Series 2012-CBX:
Class C, 5.4134% 6/15/45 (i)		4,530,000	4,889,637
Class F, 4% 6/15/45 (h)		5,000,000	4,506,520
Class G 4% 6/15/45 (h)		4,044,000	2,945,493
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2014-FBLU Class E, 3.6815% 12/15/28 (h)(i)		2,406,000	2,403,763
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
JPMorgan Chase Commercial Mortgage Securities Trust: - continued
Series 2014-INN:
Class E, 3.787% 6/15/29 (h)(i)		$ 9,607,000	$ 9,570,513
Class F, 4.187% 6/15/29 (h)(i)		9,618,000	9,453,638
Series 2005-LDP5 Class AJ, 5.5334% 12/15/44 (i)		3,470,000	3,510,262
Series 2011-C4 Class F, 3.873% 7/15/46 (h)		1,400,000	1,295,223
Series 2013-LC11:
Class D, 4.3807% 4/15/46 (i)		3,750,000	3,528,146
Class F, 3.25% 4/15/46 (h)(i)		2,518,000	1,846,495
Series 2014-DSTY Class E, 3.9314% 6/10/27 (h)(i)		2,525,000	2,365,362
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (h)		984,143	916,870
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2005-C7 Class AJ, 5.323% 11/15/40 (i)		8,000,000	8,026,504
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	2,117,220
Series 2005-C1 Class E, 4.924% 2/15/40		1,747,214	1,748,042
Series 2006-C4:
Class A4, 6.028% 6/15/38 (i)		4,743,244	4,858,244
Class AJ, 6.048% 6/15/38 (i)		7,005,000	7,180,692
Class AM, 6.048% 6/15/38 (i)		6,700,000	6,948,376
LSTAR Commercial Mortgage Trust:
Series 2011-1 Class D, 5.4277% 6/25/43 (h)(i)		1,060,085	1,060,314
Series 2014-2:
Class D, 5.183% 1/20/41 (h)(i)		3,000,000	2,833,575
Class E, 5.183% 1/20/41 (h)(i)		4,800,000	4,016,995
Mach One Trust LLC Series 2004-1A Class H, 6.1214% 5/28/40 (h)(i)		1,384,194	1,385,163
Merrill Lynch Financial Asset, Inc. Series 2005-CA16 Class M, 4.384% 7/12/37	CAD	220,089	167,336
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8654% 5/12/39 (i)		1,200,000	1,231,040
Mezz Capital Commercial Mortgage Trust Series 2004-C1 Class IO, 9.0012% 1/15/37 (h)(i)(j)		349,488	22,297
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.816% 11/15/45 (h)(i)		2,000,000	2,046,496
Series 2013-C12 Class D, 4.9261% 10/15/46 (h)(i)		3,250,000	3,171,243
Series 2013-C13:
Class D, 5.0578% 11/15/46 (h)(i)		3,100,000	3,024,407
Class E, 5.0578% 11/15/46 (h)(i)		3,379,000	3,073,687
Series 2013-C7 Class E, 4.4375% 2/15/46 (h)(i)		1,000,000	906,731
Series 2013-C9 Class D, 4.2965% 5/15/46 (h)(i)		5,000,000	4,677,180
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Morgan Stanley Capital I Trust:
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41		$ 8,200,000	$ 8,547,590
Series 2012-C4 Class E, 5.7084% 3/15/45 (h)(i)		5,630,000	5,833,969
Series 1997-RR Class F, 7.4369% 4/30/39 (h)(i)		806,029	809,334
Series 1998-CF1 Class G, 7.35% 7/15/32 (h)		2,640,173	2,565,292
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	7,863,240
Series 2011-C1 Class C, 5.418% 9/15/47 (h)(i)		4,000,000	4,430,933
Series 2011-C2:
Class D, 5.4799% 6/15/44 (h)(i)		4,610,000	4,940,804
Class E, 5.4799% 6/15/44 (h)(i)		9,600,000	10,106,544
Class F, 5.4799% 6/15/44 (h)(i)		4,440,000	4,222,724
Class XB, 0.5332% 6/15/44 (h)(i)(j)		63,708,222	1,679,731
Series 2011-C3:
Class C, 5.3554% 7/15/49 (h)(i)		2,000,000	2,181,710
Class D, 5.3554% 7/15/49 (h)(i)		7,400,000	7,891,760
Class G, 5.3554% 7/15/49 (h)(i)		3,283,000	2,943,758
Series 2012-C4 Class D, 5.7084% 3/15/45 (h)(i)		6,310,000	6,779,514
Motel 6 Trust Series 2015-MTL6:
Class E, 5.2785% 2/5/30 (h)		3,278,000	3,263,836
Class F, 5% 2/5/30 (h)		10,728,000	10,372,260
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (h)		4,575,017	5,739,359
SCG Trust Series 2013-SRP1 Class D, 3.5172% 11/15/26 (h)(i)		1,000,000	999,542
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.4862% 8/15/39 (i)		1,493,827	1,500,240
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (h)		10,630,000	10,906,829
UBS Commercial Mortgage Trust Series 2012-C1 Class D, 5.727% 5/10/45 (h)(i)		3,235,000	3,403,336
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2012-C3 Class A1, 0.726% 8/10/49		1,827,170	1,818,809
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.084% 1/10/45 (h)(i)		3,000,000	3,478,836
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (h)		2,540,000	2,919,900
Wachovia Bank Commercial Mortgage Trust Series 2004-C11 Class D, 5.3146% 1/15/41 (i)		5,177,000	5,257,927
Wells Fargo Commercial Mortgage Trust Series 2012-LC5 Class D, 4.9366% 10/15/45 (h)(i)		9,999,000	10,087,941
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (h)		4,000,000	3,319,232
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
WF-RBS Commercial Mortgage Trust: - continued
Series 2011-C3:
Class C, 5.335% 3/15/44 (h)		$ 4,900,000	$ 5,353,554
Class D, 5.7221% 3/15/44 (h)(i)		1,000,000	1,079,559
Class E, 5% 3/15/44 (h)		3,000,000	2,910,177
Series 2011-C5:
Class F, 5.25% 11/15/44 (h)(i)		3,000,000	2,757,525
Class G, 5.25% 11/15/44 (h)(i)		2,000,000	1,753,606
Series 2012-C10 Class E, 4.6057% 12/15/45 (h)(i)		4,090,000	3,745,782
Series 2012-C7:
Class D, 4.9995% 6/15/45 (h)(i)		2,380,000	2,495,706
Class F, 4.5% 6/15/45 (h)		2,000,000	1,855,752
Series 2013-C11:
Class D, 4.3201% 3/15/45 (h)(i)		5,830,000	5,645,300
Class E, 4.3201% 3/15/45 (h)(i)		4,780,000	4,336,593
Series 2013-C13 Class D, 4.1386% 5/15/45 (h)(i)		4,000,000	3,825,852
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 3.9058% 11/15/29 (h)(i)		6,182,652	6,140,759
Class G, 3.2055% 11/15/29 (h)(i)		4,069,869	3,787,233
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $568,589,435)			610,929,580
Bank Loan Obligations - 7.3%

CONSUMER DISCRETIONARY - 2.9%
Hotels, Restaurants & Leisure - 2.2%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (i)		13,238,103	12,377,626
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (i)		10,194,581	8,627,164
Cooper Hotel Group 12% 11/6/17		13,194,963	13,854,711
ESH Hospitality, Inc. Tranche B, term loan 5% 6/24/19 (i)		14,218,748	14,485,349
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (i)		2,150,000	2,155,375
Tranche B 1LN, term loan 3.5% 6/27/20 (i)		1,993,180	1,990,688
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (i)		18,472,361	18,495,451
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 4% 4/14/21 (i)		13,181,721	13,198,198
Bank Loan Obligations - continued
		Principal Amount (e)	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (i)		$ 8,114,819	$ 8,135,106
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.5% 1/15/21 (i)		2,267,100	2,275,602
			95,595,270
Media - 0.2%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (i)		8,295,000	8,284,631
Multiline Retail - 0.4%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (i)		15,385,152	15,365,920
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack Tranche B, term loan 4.25% 10/11/18 (i)		6,213,491	6,213,491
TOTAL CONSUMER DISCRETIONARY			125,459,312
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Albertson's LLC:
Tranche B 2LN, term loan 5.375% 3/21/19 (i)		5,110,539	5,129,703
Tranche B 3LN, term loan 5% 8/25/19 (i)		8,378,938	8,410,359
			13,540,062
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (i)		2,000,000	2,007,500
Panda Sherman Power, LLC term loan 9% 9/14/18 (i)		7,148,245	7,041,022
Panda Temple Power, LLC term loan 7.25% 4/3/19 (i)		8,580,000	8,065,200
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (i)		4,211,517	4,232,574
			21,346,296
FINANCIALS - 1.8%
Real Estate Investment Trusts - 0.3%
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/17/20 (i)		10,822,768	10,768,654
Real Estate Management & Development - 1.1%
CityCenter 8.74% 7/12/16 (i)		2,654,628	2,654,628
Bank Loan Obligations - continued
		Principal Amount (e)	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (i)		$ 420,600	$ 416,394
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (i)		44,022,253	44,132,309
			47,203,331
Thrifts & Mortgage Finance - 0.4%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (i)		18,395,917	18,395,917
TOTAL FINANCIALS			76,367,902
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Community Health Systems, Inc.:
Tranche F, term loan 3.5335% 12/31/18 (i)		1,995,000	2,004,975
Tranche G, term loan 3.75% 12/31/19 (i)		880,340	880,340
Tranche H, term loan 4% 1/27/21 (i)		3,119,660	3,127,459
			6,012,774
INDUSTRIALS - 0.6%
Commercial Services & Supplies - 0.3%
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (i)		3,950,000	3,871,000
Pilot Travel Centers LLC Tranche B, term loan 4.25% 10/3/21 (i)		9,900,000	9,987,120
			13,858,120
Construction & Engineering - 0.3%
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (i)		11,353,592	11,481,320
TOTAL INDUSTRIALS			25,339,440
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SBA Senior Finance II, LLC:
term loan 3.25% 3/24/21 (i)		13,855,050	13,768,456
Tranche B 2LN, term loan 3.25% 6/10/22 (i)		1,500,000	1,488,750
			15,257,206
Bank Loan Obligations - continued
		Principal Amount (e)	Value
UTILITIES - 0.7%
Electric Utilities - 0.4%
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (i)		$ 7,306,278	$ 7,260,613
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (i)		3,362,398	3,375,007
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (i)		6,066,770	5,983,655
Southeast Powergen LLC Tranche B, term loan 4.5% 12/2/21 (i)		2,756,150	2,766,486
			19,385,761
Independent Power and Renewable Electricity Producers - 0.3%
Calpine Corp. Tranche B 4LN, term loan 4% 10/31/20 (i)		1,970,000	1,972,463
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (i)		11,486,346	10,940,745
			12,913,208
TOTAL UTILITIES			32,298,969
TOTAL BANK LOAN OBLIGATIONS (Cost $274,172,984)			315,621,961
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (h)(i)		1,220,000	394,304
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (h)(i)		500,000	250
TOTAL PREFERRED SECURITIES (Cost $1,297,768)			394,554
Money Market Funds - 4.9%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	212,414,253	$ 212,414,253
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	82,000	82,000
TOTAL MONEY MARKET FUNDS (Cost $212,496,253)		212,496,253
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $4,042,563,842)		4,259,361,956
NET OTHER ASSETS (LIABILITIES) - 1.3%		57,654,478
NET ASSETS - 100%		$ 4,317,016,434
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $753,917,003 or 17.5% of net assets.

(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,092,781 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 57,050
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.3375% 12/25/42	3/25/03	$ 94,017
Stanley Martin Communities LLC Class B	8/3/05 - 3/1/07	$ 4,244,623
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 389,159
Fidelity Securities Lending Cash Central Fund	31,537
Total	$ 420,696
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Realty Trust (SBI)	$ 98,809,206	$ 6,961,621	$ -	$ 4,593,982	$ 119,299,759
Arbor Realty Trust, Inc.	21,697,653	-	-	1,657,247	20,991,789
Arbor Realty Trust, Inc. 7.375%	8,162,637	2,420,000	-	793,928	10,597,189
Arbor Realty Trust, Inc. Series A, 8.25%	4,727,225	-	-	389,996	4,814,206
Arbor Realty Trust, Inc. Series B, 7.75%	5,882,400	-	-	465,000	5,940,000
Arbor Realty Trust, Inc. Series C, 8.50%	2,525,000	-	-	212,500	2,578,000
Total	$ 141,804,121	$ 9,381,621	$ -	$ 8,112,653	$ 164,220,943
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,912,573	$ 1,858,203	$ -	$ 7,054,370
Financials	2,156,240,482	2,122,413,123	33,827,357	2
Corporate Bonds	862,125,500	-	861,655,568	469,932
Asset-Backed Securities	82,531,500	-	75,507,994	7,023,506
Collateralized Mortgage Obligations	10,109,553	-	9,587,036	522,517
Commercial Mortgage Securities	610,929,580	-	610,739,947	189,633
Bank Loan Obligations	315,621,961	-	296,540,853	19,081,108
Preferred Securities	394,554	-	-	394,554
Money Market Funds	212,496,253	212,496,253	-	-
Total Investments in Securities:	$ 4,259,361,956	$ 2,336,767,579	$ 1,887,858,755	$ 34,735,622
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Bank Loan Obligations
Beginning Balance	$ 47,410,682
Net Realized Gain (Loss) on Investment Securities	4,312
Net Unrealized Gain (Loss) on Investment Securities	(204,947)
Cost of Purchases	1,641,773
Proceeds of Sales	(30,267,248)
Amortization/Accretion	(149,892)
Transfers into Level 3	646,428
Transfers out of Level 3	-
Ending Balance	$ 19,081,108
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 139,122
Other Investments in Securities:
Beginning Balance	$ 31,191,916
Net Realized Gain (Loss) on Investment Securities	(4,491,681)
Net Unrealized Gain (Loss) on Investment Securities	6,062,436
Cost of Purchases	54,943
Proceeds of Sales	(15,938,523)
Amortization/Accretion	600,752
Transfers into Level 3	494,533
Transfers out of Level 3	(2,319,862)
Ending Balance	$ 15,654,514
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 298,525

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.3%
AAA,AA,A	3.1%
BBB	9.5%
BB	9.6%
B	11.7%
CCC,CC,C	0.8%
D	0.0%
Not Rated	8.5%
Equities	50.2%
Short-Term Investments and Net Other Assets	6.3%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $80,160) - See accompanying schedule: Unaffiliated issuers (cost $3,699,779,355)	$ 3,882,644,760
Fidelity Central Funds (cost $212,496,253)	212,496,253
Other affiliated issuers (cost $130,288,234)	164,220,943
Total Investments (cost $4,042,563,842)		$ 4,259,361,956
Cash		230,281
Foreign currency held at value (cost $2,357,093)		2,310,596
Receivable for investments sold		49,193,593
Receivable for fund shares sold		3,081,848
Dividends receivable		3,389,809
Interest receivable		18,490,023
Distributions receivable from Fidelity Central Funds		29,352
Other receivables		6,569
Total assets		4,336,094,027

Liabilities
Payable for investments purchased	$ 6,702,493
Payable for fund shares redeemed	8,923,965
Accrued management fee	1,972,548
Distribution and service plan fees payable	357,265
Other affiliated payables	905,413
Other payables and accrued expenses	133,909
Collateral on securities loaned, at value	82,000
Total liabilities		19,077,593

Net Assets		$ 4,317,016,434
Net Assets consist of:
Paid in capital		$ 4,030,305,530
Undistributed net investment income		34,176,266
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		35,806,504
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		216,728,134
Net Assets		$ 4,317,016,434

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($495,461,547 ÷ 42,506,436 shares)	$ 11.66

Maximum offering price per share (100/96.00 of $11.66)	$ 12.15
Class T:
Net Asset Value and redemption price per share ($55,424,226 ÷ 4,752,349 shares)	$ 11.66

Maximum offering price per share (100/96.00 of $11.66)	$ 12.15
Class C:
Net Asset Value and offering price per share ($291,386,883 ÷ 25,217,545 shares)	$ 11.55

Real Estate Income:
Net Asset Value, offering price and redemption price per share ($2,561,268,378 ÷ 218,691,778 shares)	$ 11.71

Class I:
Net Asset Value, offering price and redemption price per share ($913,475,400 ÷ 78,199,250 shares)	$ 11.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2015
Investment Income
Dividends (including $8,112,653 earned from other affiliated issuers)		$ 124,596,150
Interest		115,189,589
Income from Fidelity Central Funds		420,696
Total income		240,206,435

Expenses
Management fee	$ 24,277,663
Transfer agent fees	9,546,099
Distribution and service plan fees	4,138,875
Accounting and security lending fees	1,344,494
Custodian fees and expenses	63,073
Independent trustees' compensation	18,479
Registration fees	214,976
Audit	177,427
Legal	10,279
Miscellaneous	28,304
Total expenses before reductions	39,819,669
Expense reductions	(141,701)	39,677,968
Net investment income (loss)		200,528,467
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,227,022
Foreign currency transactions	(19,715)
Total net realized gain (loss)		54,207,307
Change in net unrealized appreciation (depreciation) on: Investment securities	(52,090,713)
Assets and liabilities in foreign currencies	(93,516)
Total change in net unrealized appreciation (depreciation)		(52,184,229)
Net gain (loss)		2,023,078
Net increase (decrease) in net assets resulting from operations		$ 202,551,545

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 200,528,467	$ 170,741,524
Net realized gain (loss)	54,207,307	105,884,376
Change in net unrealized appreciation (depreciation)	(52,184,229)	30,348,946
Net increase (decrease) in net assets resulting from operations	202,551,545	306,974,846
Distributions to shareholders from net investment income	(199,452,326)	(172,155,251)
Distributions to shareholders from net realized gain	(75,677,564)	(78,297,244)
Total distributions	(275,129,890)	(250,452,495)
Share transactions - net increase (decrease)	215,193,161	(6,051,637)
Redemption fees	424,938	438,384
Total increase (decrease) in net assets	143,039,754	50,909,098

Net Assets
Beginning of period	4,173,976,680	4,123,067,582
End of period (including undistributed net investment income of $34,176,266 and undistributed net investment income of $34,654,174, respectively)	$ 4,317,016,434	$ 4,173,976,680

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.86	$ 11.67	$ 11.26	$ 10.73	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.52	.49	.54	.52	.53
Net realized and unrealized gain (loss)	.02	.44	.60	.61	.76
Total from investment operations	.54	.93	1.14	1.13	1.29
Distributions from net investment income	(.52)	(.50)	(.53)	(.51)	(.50)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.74)I	(.74)	(.73)	(.60)H	(.50)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.66	$ 11.86	$ 11.67	$ 11.26	$ 10.73
Total ReturnA, B	4.65%	8.49%	10.45%	11.24%	13.27%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.04%	1.06%	1.08%	1.12%	1.13%
Expenses net of fee waivers, if any	1.03%	1.05%	1.08%	1.12%	1.13%
Expenses net of all reductions	1.03%	1.05%	1.07%	1.11%	1.12%
Net investment income (loss)	4.40%	4.28%	4.62%	4.89%	5.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 495,462	$ 442,271	$ 378,269	$ 137,352	$ 60,283
Portfolio turnover rateE	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

I Total distributions of $.74 per share is comprised of distributions from net investment income of $.523 and distributions from net realized gain of $.212 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.86	$ 11.67	$ 11.26	$ 10.72	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.51	.49	.54	.52	.52
Net realized and unrealized gain (loss)	.02	.43	.60	.62	.76
Total from investment operations	.53	.92	1.14	1.14	1.28
Distributions from net investment income	(.52)	(.50)	(.53)	(.50)	(.50)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.73)	(.73) H	(.73)	(.60)	(.50)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.66	$ 11.86	$ 11.67	$ 11.26	$ 10.72
Total ReturnA, B	4.62%	8.44%	10.42%	11.33%	13.11%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.06%	1.08%	1.08%	1.11%	1.16%
Expenses net of fee waivers, if any	1.06%	1.08%	1.08%	1.11%	1.16%
Expenses net of all reductions	1.06%	1.07%	1.08%	1.11%	1.16%
Net investment income (loss)	4.37%	4.26%	4.61%	4.90%	4.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,424	$ 48,164	$ 46,198	$ 26,143	$ 7,626
Portfolio turnover rateE	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.73 per share is comprised of distributions from net investment income of $.496 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.77	$ 11.59	$ 11.20	$ 10.67	$ 9.93
Income from Investment Operations
Net investment income (loss) C	.43	.40	.45	.44	.45
Net realized and unrealized gain (loss)	.01	.43	.60	.62	.74
Total from investment operations	.44	.83	1.05	1.06	1.19
Distributions from net investment income	(.45)	(.42)	(.46)	(.43)	(.45)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.66)	(.65) H	(.66)	(.53)	(.45)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.55	$ 11.77	$ 11.59	$ 11.20	$ 10.67
Total ReturnA, B	3.82%	7.66%	9.66%	10.49%	12.25%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.79%	1.79%	1.81%	1.87%	1.89%
Expenses net of fee waivers, if any	1.78%	1.79%	1.81%	1.87%	1.89%
Expenses net of all reductions	1.78%	1.79%	1.81%	1.87%	1.89%
Net investment income (loss)	3.65%	3.54%	3.88%	4.14%	4.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 291,387	$ 246,306	$ 204,012	$ 52,780	$ 21,555
Portfolio turnover rateE	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.417 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 11.71	$ 11.29	$ 10.75	$ 9.95
Income from Investment Operations
Net investment income (loss) B	.54	.52	.57	.54	.55
Net realized and unrealized gain (loss)	.02	.44	.60	.62	.76
Total from investment operations	.56	.96	1.17	1.16	1.31
Distributions from net investment income	(.55)	(.53)	(.55)	(.52)	(.51)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.76)	(.76)G	(.75)	(.62)	(.51)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.71	$ 11.91	$ 11.71	$ 11.29	$ 10.75
Total ReturnA	4.84%	8.78%	10.71%	11.50%	13.41%
Ratios to Average Net AssetsC, E
Expenses before reductions	.83%	.83%	.84%	.90%	.92%
Expenses net of fee waivers, if any	.82%	.83%	.84%	.89%	.92%
Expenses net of all reductions	.82%	.83%	.84%	.89%	.92%
Net investment income (loss)	4.61%	4.50%	4.85%	5.12%	5.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,561,268	$ 2,627,382	$ 2,884,545	$ 2,252,149	$ 1,660,063
Portfolio turnover rateD	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.76 per share is comprised of distributions from net investment income of $.525 and distributions from net realized gain of $.236 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Real Estate Income Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.88	$ 11.69	$ 11.28	$ 10.74	$ 9.95
Income from Investment Operations
Net investment income (loss)B	.55	.52	.57	.55	.55
Net realized and unrealized gain (loss)	.02	.44	.60	.62	.76
Total from investment operations	.57	.96	1.17	1.17	1.31
Distributions from net investment income	(.55)	(.53)	(.56)	(.53)	(.52)
Distributions from net realized gain	(.21)	(.24)	(.20)	(.10)	-
Total distributions	(.77) G	(.77)	(.76)	(.63)	(.52)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.68	$ 11.88	$ 11.69	$ 11.28	$ 10.74
Total ReturnA	4.92%	8.76%	10.72%	11.62%	13.44%
Ratios to Average Net AssetsC, E
Expenses before reductions	.77%	.78%	.80%	.84%	.89%
Expenses net of fee waivers, if any	.77%	.78%	.80%	.84%	.89%
Expenses net of all reductions	.77%	.78%	.80%	.84%	.89%
Net investment income (loss)	4.66%	4.55%	4.89%	5.17%	5.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 913,475	$ 809,854	$ 610,045	$ 217,435	$ 43,282
Portfolio turnover rateD	19%	29%	26%	27%	25%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.77 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $.212 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 367,906,812
Gross unrealized depreciation	(153,634,526)
Net unrealized appreciation (depreciation) on securities	$ 214,272,286

Tax Cost	$ 4,045,089,670

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 36,563,408
Undistributed long-term capital gain	$ 36,541,226
Net unrealized appreciation (depreciation) on securities and other investments	$ 214,202,306

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 202,287,403	$ 185,363,562
Long-term Capital Gains	72,842,487	65,088,933
Total	$ 275,129,890	$ 250,452,495

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $987,134,266 and $778,719,087, respectively

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,204,578	$ 56,339
Class T	-%	.25%	133,672	-
Class C	.75%	.25%	2,800,625	887,952
			$ 4,138,875	$ 944,291

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 68,997
Class T	10,961
Class C*	50,856
$ 130,814

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 941,488.20
Class T	118,992.22
Class C	543,999.19
Real Estate Income	6,234,517.23
Class I	1,707,103.18
	$ 9,546,099

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,347 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,409 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $31,537. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,713 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,498.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $17,421 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 9,323
Class T	1,074
Class C	5,166
Real Estate Income	66,942
Class I	16,564
$ 99,069

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$ 21,010,715	$ 16,638,771
Class T	2,305,119	1,842,576
Class C	10,465,476	7,530,932
Real Estate Income	122,206,251	117,401,887
Class I	43,464,765	28,741,085
Total	$ 199,452,326	$ 172,155,251
From net realized gain
Class A	$ 7,958,848	$ 7,591,572
Class T	875,220	874,881
Class C	4,645,932	4,152,718
Real Estate Income	46,720,433	53,508,422
Class I	15,477,131	12,169,651
Total	$ 75,677,564	$ 78,297,244

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	17,614,783	18,815,698	$ 207,492,435	$ 217,399,754
Reinvestment of distributions	2,253,682	1,805,230	26,209,333	20,178,624
Shares redeemed	(14,664,043)	(15,738,034)	(171,937,484)	(180,458,692)
Net increase (decrease)	5,204,422	4,882,894	$ 61,764,284	$ 57,119,686

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Class T
Shares sold	1,551,308	1,270,924	$ 18,286,948	$ 14,645,845
Reinvestment of distributions	251,652	211,146	2,927,374	2,357,016
Shares redeemed	(1,110,729)	(1,380,258)	(13,074,996)	(15,703,373)
Net increase (decrease)	692,231	101,812	$ 8,139,326	$ 1,299,488
Class C
Shares sold	7,875,459	9,015,535	$ 92,082,413	$ 103,482,191
Reinvestment of distributions	1,105,279	813,525	12,763,694	9,012,478
Shares redeemed	(4,690,719)	(6,508,928)	(54,577,835)	(73,908,752)
Net increase (decrease)	4,290,019	3,320,132	$ 50,268,272	$ 38,585,917
Real Estate Income
Shares sold	51,184,144	61,717,695	$ 605,520,317	$ 711,894,953
Reinvestment of distributions	12,742,585	13,609,464	148,826,128	152,306,330
Shares redeemed	(65,882,524)	(100,931,769)	(777,479,294)	(1,156,054,958)
Net increase (decrease)	(1,955,795)	(25,604,610)	$ (23,132,849)	$ (291,853,675)
Class I
Shares sold	38,671,974	40,192,476	$ 455,469,590	$ 465,679,843
Reinvestment of distributions	3,704,065	2,412,058	43,129,998	27,006,597
Shares redeemed	(32,342,580)	(26,626,486)	(380,445,460)	(303,889,493)
Net increase (decrease)	10,033,459	15,978,048	$ 118,154,128	$ 188,796,947

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 24, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013- present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008- 2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Income Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/14/15	09/11/15	$0.120	$0.102
Class T	09/14/15	09/11/15	$0.119	$0.102
Class C	09/14/15	09/11/15	$0.099	$0.102

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $49,924,038, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Real Estate Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the

Annual Report

management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FMR Investment Management
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

REIA-UANN-0915
1.907548.105

Fidelity®

Series Blue Chip Growth

Fund

Fidelity Series Blue Chip Growth
Fund

Class F

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Blue Chip Growth Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Life of fundA
Series Blue Chip Growth Fund	20.74%	19.01%
Class F	21.00%	19.24%

A From November 7, 2013.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series Blue Chip Growth Fund, a class of the fund, on November 7, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

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Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Sonu Kalra: For the year, the fund's share classes handily outperformed the 16.08% gain of the benchmark Russell 1000® Growth Index. (For specific class-level results, please see the Performance section of this report.) Versus the benchmark, both stock selection and sector positioning provided a strong lift. Picks within information technology, health care and consumer discretionary were particularly helpful. The last category produced the largest individual contributor for the year: e-commerce giant Amazon.com. The fund held a substantial overweighting in the stock, which also was one of the fund's largest holdings. Strong first-quarter revenue growth of 15%, as well as profitability that exceeded investors' expectations, helped to lift the stock. In addition, for the first time Amazon provided financials for its decade-old cloud division, which included revenue growth of nearly 50% from the same period a year earlier. The firm also reported that it was on pace to generate at least $5 billion in sales this year. Turning to detractors, picks in consumer staples dragged on results the most, especially an overweighting in Keurig Green Mountain. The stock was hurt by lower-than-expected revenue related to a double-digit sales slide for its home-brewing machines. In addition, Keurig announced downside earnings guidance for consecutive quarters.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Series Blue Chip Growth	.81%
Actual		$ 1,000.00	$ 1,113.30	$ 4.24
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Class F	.66%
Actual		$ 1,000.00	$ 1,115.00	$ 3.46
HypotheticalA		$ 1,000.00	$ 1,021.52	$ 3.31

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.2	6.6
Google, Inc. Class A	4.9	2.7
Amazon.com, Inc.	3.8	3.0
Facebook, Inc. Class A	3.0	2.5
Gilead Sciences, Inc.	2.1	2.6
The Walt Disney Co.	1.9	1.5
Salesforce.com, Inc.	1.8	1.4
Visa, Inc. Class A	1.8	1.7
Allergan PLC	1.8	1.6
Home Depot, Inc.	1.7	1.9
	29.0
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	34.5	33.4
Consumer Discretionary	24.9	23.4
Health Care	18.4	16.8
Consumer Staples	9.6	9.7
Industrials	5.5	8.4
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 97.3%		Stocks 98.5%
	Convertible Securities 2.6%		Convertible Securities 1.5%
	Short-Term Investments and Net Other Assets (Liabilities) 0.1%		Short-Term Investments and Net Other Assets (Liabilities) 0.0%†
* Foreign investments	12.3%	** Foreign investments	11.6%
† Amount represents less than 0.1%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
CONSUMER DISCRETIONARY - 24.7%
Auto Components - 0.1%
Magna International, Inc. Class A (sub. vtg.)	158,250	$ 8,598,268
Automobiles - 1.3%
General Motors Co.	160,100	5,044,751
Renault SA	78,400	7,213,693
Tesla Motors, Inc. (a)(d)	298,037	79,322,548
		91,580,992
Diversified Consumer Services - 0.0%
2U, Inc. (a)	11,700	375,453
Houghton Mifflin Harcourt Co. (a)	71,900	1,878,747
		2,254,200
Hotels, Restaurants & Leisure - 5.2%
Buffalo Wild Wings, Inc. (a)	159,114	31,119,516
Chipotle Mexican Grill, Inc. (a)	85,400	63,386,442
Dave & Buster's Entertainment, Inc.	289,500	11,232,600
Domino's Pizza, Inc.	129,500	14,742,280
Hilton Worldwide Holdings, Inc.	606,500	16,284,525
Las Vegas Sands Corp.	93,900	5,262,156
McDonald's Corp.	804,000	80,287,440
Panera Bread Co. Class A (a)	48,144	9,827,153
Papa John's International, Inc.	149,700	11,311,332
Starbucks Corp.	1,541,320	89,288,668
Starwood Hotels & Resorts Worldwide, Inc.	33,100	2,630,126
Whitbread PLC	100,307	8,129,846
Wingstop, Inc.	70,900	2,430,452
Yum! Brands, Inc.	128,700	11,294,712
Zoe's Kitchen, Inc. (a)(d)	119,000	5,337,150
		362,564,398
Household Durables - 1.7%
D.R. Horton, Inc.	355,500	10,554,795
GoPro, Inc. Class A (a)(d)	548,600	34,068,060
Jarden Corp. (a)	200,800	11,044,000
Sony Corp. (a)	535,900	15,190,848
Sony Corp. sponsored ADR (a)	275,500	7,810,425
Tempur Sealy International, Inc. (a)	58,400	4,412,120
TRI Pointe Homes, Inc. (a)	375,900	5,563,320
Whirlpool Corp.	149,500	26,570,635
		115,214,203
Internet & Catalog Retail - 5.6%
Amazon.com, Inc. (a)	494,780	265,276,297
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
Ctrip.com International Ltd. sponsored ADR (a)	114,743	$ 8,213,304
Groupon, Inc. Class A (a)(d)	3,186,600	15,359,412
JD.com, Inc. sponsored ADR (a)	157,100	5,189,013
Jumei International Holding Ltd. sponsored ADR (a)	98,800	1,848,548
MakeMyTrip Ltd. (a)	78,500	1,146,100
Netflix, Inc. (a)	272,446	31,143,302
Priceline Group, Inc. (a)	36,400	45,265,948
The Honest Co., Inc. (g)	71,609	3,276,470
Vipshop Holdings Ltd. ADR (a)	356,850	6,955,007
		383,673,401
Leisure Products - 0.1%
Hasbro, Inc.	26,400	2,078,736
MCBC Holdings, Inc.	25,100	384,030
Spin Master Corp. (a)	148,900	2,076,642
		4,539,408
Media - 2.2%
Comcast Corp. Class A	63,000	3,931,830
DreamWorks Animation SKG, Inc. Class A (a)(d)	55,300	1,333,283
Liberty Global PLC Class C (a)	26,500	1,302,210
Liberty LiLac Group Class C (a)	1,440	61,272
Live Nation Entertainment, Inc. (a)	29,200	765,624
Naspers Ltd. Class N	64,200	8,982,747
Starz Series A (a)	89,300	3,612,185
The Walt Disney Co.	1,102,817	132,338,040
		152,327,191
Multiline Retail - 1.3%
B&M European Value Retail S.A.	1,451,607	8,086,040
Burlington Stores, Inc. (a)	141,000	7,760,640
Dollar Tree, Inc. (a)	195,000	15,215,850
Ollie's Bargain Outlet Holdings, Inc.	27,100	531,702
Target Corp.	681,741	55,800,501
		87,394,733
Specialty Retail - 4.7%
Abercrombie & Fitch Co. Class A	33,900	681,051
Advance Auto Parts, Inc.	4,700	818,787
Boot Barn Holdings, Inc.	62,400	1,971,840
Finish Line, Inc. Class A	78,800	2,166,212
Five Below, Inc. (a)	245,300	9,044,211
H&M Hennes & Mauritz AB (B Shares)	85,069	3,384,320
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Home Depot, Inc.	1,002,300	$ 117,299,169
Inditex SA	184,686	6,323,269
L Brands, Inc.	303,514	24,499,650
Michaels Companies, Inc. (a)	181,700	4,604,278
Office Depot, Inc. (a)	149,800	1,198,400
Restoration Hardware Holdings, Inc. (a)(d)	789,618	80,114,642
Ross Stores, Inc.	395,376	21,018,188
Signet Jewelers Ltd.	17,000	2,060,740
Staples, Inc.	85,900	1,263,589
Tiffany & Co., Inc.	63,200	6,048,240
TJX Companies, Inc.	511,400	35,705,948
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	52,800	8,766,384
		326,968,918
Textiles, Apparel & Luxury Goods - 2.5%
Columbia Sportswear Co.	256,400	18,342,856
Crocs, Inc. (a)	315,300	4,959,669
G-III Apparel Group Ltd. (a)	104,800	7,569,704
Hanesbrands, Inc.	344,300	10,683,629
Kate Spade & Co. (a)	93,956	1,890,395
lululemon athletica, Inc. (a)	382,523	24,045,396
NIKE, Inc. Class B	283,200	32,630,304
PVH Corp.	140,800	16,338,432
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	259,500	39,041,775
Tory Burch LLC unit (f)(g)	106,817	7,600,030
Under Armour, Inc. Class A (sub. vtg.) (a)	89,400	8,880,102
		171,982,292
TOTAL CONSUMER DISCRETIONARY		1,707,098,004
CONSUMER STAPLES - 9.4%
Beverages - 2.4%
Anheuser-Busch InBev SA NV ADR	120,500	14,405,775
Coca-Cola Bottling Co. Consolidated	10,400	1,684,800
Constellation Brands, Inc. Class A (sub. vtg.)	75,500	9,061,510
Kweichow Moutai Co. Ltd.	105,820	3,524,578
Monster Beverage Corp. (a)	337,881	51,881,628
PepsiCo, Inc.	307,986	29,674,451
The Coca-Cola Co.	1,310,381	53,830,451
		164,063,193
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 2.6%
Costco Wholesale Corp.	250,300	$ 36,368,590
CVS Health Corp.	533,800	60,036,486
Kroger Co.	871,818	34,210,138
Rite Aid Corp. (a)	549,300	4,894,263
Sprouts Farmers Market LLC (a)	425,823	10,441,180
Tesco PLC	2,310,000	7,768,392
United Natural Foods, Inc. (a)	24,800	1,129,144
Wal-Mart de Mexico SA de CV Series V	526,700	1,279,444
Walgreens Boots Alliance, Inc.	121,300	11,721,219
Whole Foods Market, Inc.	334,360	12,170,704
		180,019,560
Food Products - 2.4%
Associated British Foods PLC	321,600	16,191,787
Blue Buffalo Pet Products, Inc.	83,700	2,338,578
China Modern Dairy Holdings Ltd.	3,575,000	1,157,495
Edita Food Industries SAE GDR (a)(e)	48,500	1,081,487
Freshpet, Inc. (d)	140,600	2,322,712
Keurig Green Mountain, Inc.	896,500	67,273,360
Mead Johnson Nutrition Co. Class A	199,900	17,669,161
Mondelez International, Inc.	827,200	37,331,536
Pinnacle Foods, Inc.	18,200	818,090
The Hain Celestial Group, Inc. (a)	218,500	14,853,630
WhiteWave Foods Co. (a)	156,529	8,080,027
		169,117,863
Personal Products - 1.9%
AMOREPACIFIC Group, Inc.	27,308	4,555,080
Edgewell Personal Care Co. (a)	105,800	10,126,118
Estee Lauder Companies, Inc. Class A	224,200	19,978,462
Herbalife Ltd. (a)	1,026,438	51,824,855
Nu Skin Enterprises, Inc. Class A (d)	1,047,000	41,513,550
		127,998,065
Tobacco - 0.1%
Imperial Tobacco Group PLC	67,743	3,559,862
Reynolds American, Inc.	35,600	3,054,124
		6,613,986
TOTAL CONSUMER STAPLES		647,812,667
Common Stocks - continued
	Shares	Value
ENERGY - 1.2%
Energy Equipment & Services - 0.0%
U.S. Silica Holdings, Inc. (d)	50,800	$ 1,144,016
Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp.	108,478	8,065,339
Cimarex Energy Co.	128,230	13,351,308
Continental Resources, Inc. (a)	172,664	5,768,704
EOG Resources, Inc.	208,726	16,111,560
Memorial Resource Development Corp. (a)	97,100	1,485,630
Noble Energy, Inc.	124,905	4,400,403
PDC Energy, Inc. (a)	17,400	816,930
Pioneer Natural Resources Co.	108,900	13,805,253
Rice Energy, Inc. (a)	192,000	3,465,600
SM Energy Co.	199,100	7,380,637
Whiting Petroleum Corp. (a)	337,500	6,915,375
		81,566,739
TOTAL ENERGY		82,710,755
FINANCIALS - 3.9%
Banks - 2.2%
Bank of America Corp.	1,780,900	31,842,492
Citigroup, Inc.	638,789	37,343,605
Gree Electric Applicances, Inc. ELS (BNP Paribas Arbitrage Warrant Program) warrants 12/10/15 (e)	565,800	2,032,771
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 11/06/2015 (a)(e)	1,017,100	5,409,417
HDFC Bank Ltd. sponsored ADR	229,000	14,305,630
ICICI Bank Ltd. sponsored ADR	524,700	5,283,729
JPMorgan Chase & Co.	724,072	49,620,654
Regions Financial Corp.	284,200	2,952,838
		148,791,136
Capital Markets - 1.3%
Ameriprise Financial, Inc.	60,662	7,623,394
Bank of New York Mellon Corp.	78,500	3,406,900
BlackRock, Inc. Class A	54,000	18,161,280
Charles Schwab Corp.	229,700	8,011,936
Fairfax India Holdings Corp. (a)	427,900	4,856,665
Goldman Sachs Group, Inc.	7,900	1,620,053
Invesco Ltd.	200,592	7,742,851
Morgan Stanley	404,000	15,691,360
Northern Trust Corp.	72,500	5,545,525
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
State Street Corp.	60,600	$ 4,639,536
The Blackstone Group LP	255,600	10,032,300
Weifu High-Technology Co. Ltd. ELS (UBS Warrant Programme) warrants 6/17/16 (e)	664,500	2,691,280
		90,023,080
Consumer Finance - 0.1%
Springleaf Holdings, Inc. (a)	78,400	3,959,984
Synchrony Financial (d)	50,100	1,721,436
		5,681,420
Diversified Financial Services - 0.1%
McGraw Hill Financial, Inc.	34,700	3,530,725
Moody's Corp.	39,100	4,317,813
		7,848,538
Insurance - 0.0%
American International Group, Inc.	12,100	775,852
Real Estate Investment Trusts - 0.1%
Extra Space Storage, Inc.	84,200	6,190,384
Lamar Advertising Co. Class A	68,700	4,125,435
		10,315,819
Real Estate Management & Development - 0.1%
Realogy Holdings Corp. (a)	97,295	4,428,868
TOTAL FINANCIALS		267,864,713
HEALTH CARE - 18.3%
Biotechnology - 10.8%
Acceleron Pharma, Inc. (a)	20,600	589,984
Aduro Biotech, Inc.	32,000	839,040
Agios Pharmaceuticals, Inc. (a)	97,900	10,786,622
Alexion Pharmaceuticals, Inc. (a)	178,304	35,204,342
Alkermes PLC (a)	361,500	25,312,230
Alnylam Pharmaceuticals, Inc. (a)	339,100	43,211,513
Amgen, Inc.	412,198	72,790,045
Ascendis Pharma A/S ADR	125,100	2,505,753
Avalanche Biotechnologies, Inc. (a)	40,500	596,160
BioCryst Pharmaceuticals, Inc. (a)	356,473	5,518,202
Biogen, Inc. (a)	296,400	94,486,392
BioMarin Pharmaceutical, Inc. (a)	98,100	14,349,087
bluebird bio, Inc. (a)	94,500	15,670,935
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Calithera Biosciences, Inc.	121,000	$ 895,400
Catabasis Pharmaceuticals, Inc.	176,100	2,289,300
Celgene Corp. (a)	622,400	81,690,000
Cellectis SA sponsored ADR	25,300	898,403
Chiasma, Inc.	95,140	2,018,205
Chiasma, Inc.	53,000	1,249,210
Chiasma, Inc. warrants (a)	23,784	346,388
Chimerix, Inc. (a)	31,200	1,676,688
China Biologic Products, Inc. (a)	19,900	2,434,964
Cidara Therapeutics, Inc.	23,100	322,938
Coherus BioSciences, Inc.	126,100	4,423,588
DBV Technologies SA sponsored ADR (a)	38,700	1,686,933
Dicerna Pharmaceuticals, Inc. (a)	78,600	960,492
Dyax Corp. (a)	52,500	1,292,025
Esperion Therapeutics, Inc. (a)	14,600	905,200
Exelixis, Inc. (a)	1,012,000	5,798,760
Gilead Sciences, Inc.	1,204,335	141,942,923
Incyte Corp. (a)	13,500	1,407,780
Intercept Pharmaceuticals, Inc. (a)	51,300	13,533,453
Intrexon Corp. (a)(d)	165,100	10,772,775
Ironwood Pharmaceuticals, Inc. Class A (a)	442,916	4,628,472
Isis Pharmaceuticals, Inc. (a)	62,200	3,416,646
Kite Pharma, Inc. (a)	34,300	2,496,011
Merrimack Pharmaceuticals, Inc. (a)	813,200	8,213,320
Neurocrine Biosciences, Inc. (a)	198,100	9,928,772
Novavax, Inc. (a)	153,100	1,846,386
ProNai Therapeutics, Inc.	97,000	2,657,800
Prothena Corp. PLC (a)	36,100	2,381,517
Radius Health, Inc. (a)	30,500	2,388,760
Regeneron Pharmaceuticals, Inc. (a)	114,680	63,493,729
Retrophin, Inc. (a)(d)	77,900	2,472,546
Sage Therapeutics, Inc.	9,100	622,076
Seattle Genetics, Inc. (a)	141,700	6,783,179
Seres Therapeutics, Inc.	17,900	677,515
Spark Therapeutics, Inc.	7,700	473,088
Ultragenyx Pharmaceutical, Inc. (a)	24,400	2,950,692
uniQure B.V. (a)	146,459	3,771,319
Versartis, Inc. (a)	77,300	1,399,130
Vertex Pharmaceuticals, Inc. (a)	161,900	21,856,500
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Xencor, Inc. (a)	37,200	$ 832,908
ZIOPHARM Oncology, Inc. (a)(d)	375,608	5,018,123
		746,714,219
Health Care Equipment & Supplies - 0.8%
Boston Scientific Corp. (a)	943,200	16,355,088
Glaukos Corp.	63,700	2,025,023
Hologic, Inc. (a)	52,200	2,174,652
Intuitive Surgical, Inc. (a)	36,700	19,567,339
Invuity, Inc.	171,200	2,016,736
Medtronic PLC	89,125	6,986,509
Nevro Corp.	14,600	741,242
Novadaq Technologies, Inc. (a)	183,199	2,101,293
St. Jude Medical, Inc.	19,700	1,454,254
Zeltiq Aesthetics, Inc. (a)	150,200	5,159,370
		58,581,506
Health Care Providers & Services - 1.1%
Adeptus Health, Inc. Class A (a)	100,767	11,073,286
AmerisourceBergen Corp.	49,300	5,213,475
AmSurg Corp. (a)	52,400	3,759,176
Cardinal Health, Inc.	100,200	8,514,996
Cigna Corp.	43,700	6,295,422
Diplomat Pharmacy, Inc.	44,300	2,045,774
Express Scripts Holding Co. (a)	15,500	1,396,085
HCA Holdings, Inc. (a)	241,650	22,475,867
McKesson Corp.	44,600	9,837,422
Teladoc, Inc. (a)	18,100	571,417
UnitedHealth Group, Inc.	33,500	4,066,900
		75,249,820
Health Care Technology - 0.3%
athenahealth, Inc. (a)	36,700	5,136,532
Castlight Health, Inc. Class B (a)	252,000	1,809,360
Cerner Corp. (a)	165,000	11,833,800
Evolent Health, Inc.	81,500	1,738,395
		20,518,087
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	45,938	10,074,203
Lonza Group AG	15,327	2,222,201
		12,296,404
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 5.1%
AbbVie, Inc.	330,100	$ 23,110,301
Achaogen, Inc. (a)	161,500	1,164,415
Allergan PLC (a)	363,672	120,429,983
Bristol-Myers Squibb Co.	716,500	47,031,060
CSPC Pharmaceutical Group Ltd.	786,000	719,864
Dermira, Inc.	133,300	3,009,914
Eli Lilly & Co.	117,800	9,955,278
Endo Health Solutions, Inc. (a)	25,300	2,214,762
GW Pharmaceuticals PLC ADR (a)	90,969	10,416,860
Jazz Pharmaceuticals PLC (a)	73,600	14,148,864
Mallinckrodt PLC (a)	66,800	8,280,528
Relypsa, Inc. (a)	41,600	1,377,376
Shire PLC sponsored ADR	83,500	22,278,635
Tetraphase Pharmaceuticals, Inc. (a)	82,500	3,922,875
Teva Pharmaceutical Industries Ltd. sponsored ADR	394,400	27,221,488
Valeant Pharmaceuticals International, Inc. (Canada) (a)	192,500	49,355,125
ZS Pharma, Inc. (a)	81,400	4,862,022
		349,499,350
TOTAL HEALTH CARE		1,262,859,386
INDUSTRIALS - 5.4%
Aerospace & Defense - 1.3%
General Dynamics Corp.	14,400	2,147,184
Honeywell International, Inc.	326,200	34,267,310
Huntington Ingalls Industries, Inc.	26,300	3,087,883
The Boeing Co.	329,300	47,475,181
TransDigm Group, Inc. (a)	6,200	1,403,060
		88,380,618
Air Freight & Logistics - 0.4%
FedEx Corp.	93,912	16,098,395
United Parcel Service, Inc. Class B	14,200	1,453,512
XPO Logistics, Inc. (a)(d)	173,200	7,508,220
		25,060,127
Airlines - 1.0%
American Airlines Group, Inc.	582,334	23,351,593
Delta Air Lines, Inc.	175,700	7,790,538
Southwest Airlines Co.	193,600	7,008,320
Spirit Airlines, Inc. (a)	383,600	22,946,952
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - continued
United Continental Holdings, Inc. (a)	107,200	$ 6,045,008
Wizz Air Holdings PLC	108,003	2,781,251
		69,923,662
Building Products - 0.4%
A.O. Smith Corp.	90,051	6,467,463
Caesarstone Sdot-Yam Ltd.	138,900	9,964,686
Continental Building Products, Inc. (a)	330,500	7,019,820
Lennox International, Inc.	7,100	838,297
Toto Ltd.	170,000	2,770,807
		27,061,073
Commercial Services & Supplies - 0.2%
Interface, Inc.	410,100	10,650,297
Construction & Engineering - 0.0%
Beijing Urban Consolidated & Development Group Ltd. (H Shares)	896,000	796,337
Electrical Equipment - 0.4%
Acuity Brands, Inc.	61,200	12,312,828
SolarCity Corp. (a)(d)	262,426	15,220,708
		27,533,536
Industrial Conglomerates - 0.5%
Danaher Corp.	177,400	16,242,744
General Electric Co.	834,000	21,767,400
		38,010,144
Machinery - 0.2%
Ingersoll-Rand PLC	148,100	9,093,340
Manitowoc Co., Inc.	43,600	770,412
Middleby Corp. (a)	13,600	1,668,720
Pentair PLC	20,400	1,240,524
Rational AG	2,100	820,475
Zhengzhou Yutong Bus Co. Ltd.	608,856	1,898,217
		15,491,688
Professional Services - 0.3%
Equifax, Inc.	7,400	755,762
Huron Consulting Group, Inc. (a)	66,899	5,115,767
Manpower, Inc.	139,600	12,631,008
Verisk Analytics, Inc. (a)	37,000	2,890,070
WageWorks, Inc. (a)	22,200	1,108,890
		22,501,497
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 0.3%
Canadian Pacific Railway Ltd.	56,800	$ 9,143,764
J.B. Hunt Transport Services, Inc.	175,800	14,788,296
		23,932,060
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	589,200	21,093,360
United Rentals, Inc. (a)	51,200	3,429,888
		24,523,248
Transportation Infrastructure - 0.0%
Qingdao Port International Co. Ltd.	1,180,000	758,020
TOTAL INDUSTRIALS		374,622,307
INFORMATION TECHNOLOGY - 32.6%
Communications Equipment - 0.3%
CommScope Holding Co., Inc. (a)	67,600	2,120,612
Palo Alto Networks, Inc. (a)	47,697	8,863,534
QUALCOMM, Inc.	153,900	9,909,621
		20,893,767
Electronic Equipment & Components - 0.2%
Fitbit, Inc. (d)	226,600	10,786,160
Jabil Circuit, Inc.	197,600	4,001,400
		14,787,560
Internet Software & Services - 12.0%
58.com, Inc. ADR (a)	61,700	3,664,363
Akamai Technologies, Inc. (a)	157,336	12,069,245
Alibaba Group Holding Ltd. sponsored ADR	419,600	32,871,464
Baidu.com, Inc. sponsored ADR (a)	4,300	742,438
Criteo SA sponsored ADR (a)	22,800	1,213,644
eBay, Inc. (a)	86,500	2,432,380
Facebook, Inc. Class A (a)	2,192,855	206,150,299
Gogo, Inc. (a)(d)	535,100	9,754,873
Google, Inc.:
Class A (a)	516,613	339,673,048
Class C	158,453	99,129,781
HomeAway, Inc. (a)	367,400	11,036,696
JUST EAT Ltd. (a)	1,102,488	7,506,614
NetEase, Inc. sponsored ADR	59,000	8,179,170
New Relic, Inc.	8,700	302,760
Rackspace Hosting, Inc. (a)	397,595	13,530,158
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Tencent Holdings Ltd.	1,053,700	$ 19,631,105
Twitter, Inc. (a)	1,287,000	39,909,870
Yahoo!, Inc. (a)	331,633	12,160,982
Youku Tudou, Inc. ADR (a)	210,900	4,091,460
		824,050,350
IT Services - 4.3%
Alliance Data Systems Corp. (a)	12,800	3,520,512
Cognizant Technology Solutions Corp. Class A (a)	1,149,248	72,517,549
EOH Holdings Ltd.	78,500	1,069,441
MasterCard, Inc. Class A	867,400	84,484,760
PayPal Holdings, Inc. (a)	84,500	3,270,150
Sabre Corp.	347,700	9,248,820
Total System Services, Inc.	60,500	2,796,310
Visa, Inc. Class A	1,607,448	121,105,132
		298,012,674
Semiconductors & Semiconductor Equipment - 4.5%
Ambarella, Inc. (a)(d)	61,800	7,160,766
Analog Devices, Inc.	1,103,888	64,389,787
Atmel Corp.	386,500	3,200,220
Avago Technologies Ltd.	359,800	45,025,372
Broadcom Corp. Class A	496,500	25,127,865
Cavium, Inc. (a)	346,555	23,496,429
Cirrus Logic, Inc. (a)	816,100	26,939,461
Maxim Integrated Products, Inc.	80,000	2,723,200
Micron Technology, Inc. (a)	74,300	1,375,293
Monolithic Power Systems, Inc.	47,256	2,443,608
NVIDIA Corp.	543,220	10,837,239
NXP Semiconductors NV (a)	864,869	83,883,644
Qorvo, Inc. (a)	145,487	8,430,972
Skyworks Solutions, Inc.	81,400	7,787,538
		312,821,394
Software - 5.0%
Activision Blizzard, Inc.	2,441,428	62,964,428
Adobe Systems, Inc. (a)	289,820	23,762,342
Appirio, Inc. (g)	43,764	217,069
Citrix Systems, Inc. (a)	20,800	1,572,688
Electronic Arts, Inc. (a)	634,700	45,412,785
HubSpot, Inc.	17,800	960,310
Intuit, Inc.	66,800	7,065,436
Micro Focus International PLC	38,300	836,161
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Mobileye NV (a)	80,300	$ 4,826,030
Nintendo Co. Ltd.	97,600	17,175,584
Paycom Software, Inc. (a)	59,200	1,894,400
Playtech Ltd.	58,834	832,875
Qlik Technologies, Inc. (a)	286,800	11,603,928
Rapid7, Inc.	11,900	273,462
Red Hat, Inc. (a)	140,500	11,110,740
Salesforce.com, Inc. (a)	1,678,704	123,049,003
Splunk, Inc. (a)	36,300	2,538,822
Tableau Software, Inc. (a)	130,100	13,626,674
Take-Two Interactive Software, Inc. (a)	75,400	2,381,132
Workday, Inc. Class A (a)	26,200	2,209,446
Zendesk, Inc. (a)	211,000	4,352,930
Zynga, Inc. (a)	1,915,259	4,749,842
		343,416,087
Technology Hardware, Storage & Peripherals - 6.3%
Apple, Inc.	3,510,634	425,839,899
Nimble Storage, Inc. (a)	222,900	6,156,498
SanDisk Corp.	36,900	2,224,701
		434,221,098
TOTAL INFORMATION TECHNOLOGY		2,248,202,930
MATERIALS - 1.8%
Chemicals - 1.5%
Agrium, Inc.	44,800	4,583,278
Air Products & Chemicals, Inc.	23,000	3,277,730
Ashland, Inc.	49,900	5,704,568
CF Industries Holdings, Inc.	747,600	44,257,920
E.I. du Pont de Nemours & Co.	361,000	20,129,360
Eastman Chemical Co.	18,200	1,426,880
Monsanto Co.	167,700	17,086,953
Potash Corp. of Saskatchewan, Inc.	177,500	4,828,879
PPG Industries, Inc.	24,300	2,633,634
Syngenta AG sponsored ADR	17,200	1,416,420
		105,345,622
Construction Materials - 0.1%
Eagle Materials, Inc.	71,200	5,492,368
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - 0.2%
Sealed Air Corp.	162,700	$ 8,650,759
WestRock Co.	23,600	1,488,216
		10,138,975
Metals & Mining - 0.0%
Compass Minerals International, Inc.	1,100	88,000
TOTAL MATERIALS		121,064,965
TOTAL COMMON STOCKS (Cost $5,091,927,150)		6,712,235,727
Preferred Stocks - 2.6%

Convertible Preferred Stocks - 2.6%
CONSUMER DISCRETIONARY - 0.2%
Internet & Catalog Retail - 0.2%
Meituan Corp. Series D (g)	790,926	6,145,495
The Honest Co., Inc. Series C (g)	167,087	7,645,066
		13,790,561
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (g)	285,138	3,800,006
Food Products - 0.1%
BLUE BOTTLE Coffee, Inc. Series C (g)	234,006	7,797,080
Tobacco - 0.0%
PAX Labs, Inc. Series C (g)	945,100	3,638,635
TOTAL CONSUMER STAPLES		15,235,721
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (g)	1,527,120	4,348,169
HEALTH CARE - 0.1%
Biotechnology - 0.1%
CytomX Therapeutics, Inc. Series D (g)	8,684,393	1,288,260
Gensight Biologics Series B (g)	386,177	1,179,051
Preferred Stocks - continued
	Shares	Value
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Biotechnology - continued
Immunocore Ltd. Series A (g)	4,035	$ 762,011
Pronutria Biosciences, Inc. Series C (g)	248,015	2,499,991
		5,729,313
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (g)	42,650	3,303,669
Professional Services - 0.1%
YourPeople, Inc. Series C (g)	253,888	3,783,205
TOTAL INDUSTRIALS		7,086,874
INFORMATION TECHNOLOGY - 1.9%
Internet Software & Services - 1.5%
Uber Technologies, Inc.:
Series D, 8.00% (a)(g)	2,578,476	102,210,789
Series E, 8.00% (g)	47,420	1,879,729
		104,090,518
IT Services - 0.2%
AppNexus, Inc. Series E (g)	307,049	8,456,129
Nutanix, Inc. Series E (g)	230,044	3,662,300
		12,118,429
Software - 0.2%
Appirio, Inc. Series E (g)	306,351	1,519,501
Cloudflare, Inc. Series D (g)	323,080	2,275,872
Dataminr, Inc. Series D (g)	115,901	1,477,738
Delphix Corp. Series D (g)	242,876	2,185,884
Snapchat, Inc. Series F (g)	247,231	7,594,936
Taboola.Com Ltd. Series E (g)	289,958	1,600,568
		16,654,499
TOTAL INFORMATION TECHNOLOGY		132,863,446
TOTAL CONVERTIBLE PREFERRED STOCKS		179,054,084
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	14,800	$ 2,964,748
TOTAL PREFERRED STOCKS (Cost $114,511,923)		182,018,832
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.17% (b)	8,927,416	8,927,416
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	159,839,079	159,839,079
TOTAL MONEY MARKET FUNDS (Cost $168,766,495)		168,766,495
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $5,375,205,568)		7,063,021,054
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(167,068,004)
NET ASSETS - 100%		$ 6,895,953,050
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,214,955 or 0.2% of net assets.

(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $190,147,653 or 2.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Appirio, Inc.	2/12/15	$ 312,497
Appirio, Inc. Series E	2/12/15	$ 2,187,499
AppNexus, Inc. Series E	8/1/14	$ 6,150,867
Blue Apron, Inc. Series D	5/18/15	$ 3,800,006
BLUE BOTTLE Coffee, Inc. Series C	5/29/15	$ 7,797,080
Cloudflare, Inc. Series D	11/5/14 - 6/24/15	$ 2,010,032
CytomX Therapeutics, Inc. Series D	6/12/15	$ 1,288,260
Dataminr, Inc. Series D	3/6/15	$ 1,477,738
Security	Acquisition Date	Acquisition Cost
Delphix Corp. Series D	7/10/15	$ 2,185,884
Gensight Biologics Series B	7/2/15	$ 1,190,323
Immunocore Ltd. Series A	7/27/15	$ 759,303
Meituan Corp. Series D	1/26/15	$ 4,999,997
Nutanix, Inc. Series E	8/26/14	$ 3,081,784
Oportun Finance Corp. Series H	2/6/15	$ 4,348,169
PAX Labs, Inc. Series C	5/22/15	$ 3,638,635
Pronutria Biosciences, Inc. Series C	1/30/15	$ 2,499,991
Snapchat, Inc. Series F	3/25/15	$ 7,594,936
Space Exploration Technologies Corp. Series G	1/20/15	$ 3,303,669
Taboola.Com Ltd. Series E	12/22/14	$ 3,022,928
The Honest Co., Inc.	8/21/14	$ 1,937,546
The Honest Co., Inc. Series C	8/21/14	$ 4,520,923
Tory Burch LLC unit	5/14/15	$ 7,600,030
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 40,000,027
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$ 1,579,919
YourPeople, Inc. Series C	5/1/15	$ 3,783,205
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,214
Fidelity Securities Lending Cash Central Fund	2,974,795
Total	$ 3,001,009
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,723,853,313	$ 1,683,995,404	$ 15,190,848	$ 24,667,061
Consumer Staples	663,048,388	640,044,275	7,768,392	15,235,721
Energy	82,710,755	82,710,755	-	-
Financials	272,212,882	257,731,245	4,724,051	9,757,586
Health Care	1,268,588,699	1,260,494,793	2,018,205	6,075,701
Industrials	381,709,181	374,622,307	-	7,086,874
Information Technology	2,381,066,376	2,228,354,756	19,631,105	133,080,515
Materials	121,064,965	121,064,965	-	-
Money Market Funds	168,766,495	168,766,495	-	-
Total Investments in Securities:	$ 7,063,021,054	$ 6,817,784,995	$ 49,332,601	$ 195,903,458
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 40,000,027
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	63,476,403
Cost of Purchases	29,604,085
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 133,080,515
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 63,476,403
Equities - Other Investments in Securities
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	4,989,113
Cost of Purchases	57,833,830
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 62,822,943
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ 4,989,113

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.7%
Ireland	2.8%
Cayman Islands	2.4%
Netherlands	1.5%
Canada	1.2%
Others (Individually Less Than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $156,825,754) - See accompanying schedule: Unaffiliated issuers (cost $5,206,439,073)	$ 6,894,254,559
Fidelity Central Funds (cost $168,766,495)	168,766,495
Total Investments (cost $5,375,205,568)		$ 7,063,021,054
Foreign currency held at value (cost $859,454)		859,454
Receivable for investments sold		564,291,216
Receivable for fund shares sold		652,539
Dividends receivable		1,589,607
Distributions receivable from Fidelity Central Funds		188,254
Other receivables		111,355
Total assets		7,630,713,479

Liabilities
Payable to custodian bank	$ 1,180,779
Payable for investments purchased	54,875,347
Payable for fund shares redeemed	514,090,166
Accrued management fee	4,164,468
Other affiliated payables	507,467
Other payables and accrued expenses	103,123
Collateral on securities loaned, at value	159,839,079
Total liabilities		734,760,429

Net Assets		$ 6,895,953,050
Net Assets consist of:
Paid in capital		$ 4,579,269,332
Undistributed net investment income		12,115,675
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		616,748,889
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,687,819,154
Net Assets		$ 6,895,953,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2015

Series Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($2,831,292,501 ÷ 211,893,058 shares)	$ 13.36

Class F: Net Asset Value, offering price and redemption price per share ($4,064,660,549 ÷ 303,878,209 shares)	$ 13.38

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2015

Investment Income
Dividends		$ 76,138,940
Interest		8
Income from Fidelity Central Funds		3,001,009
Total income		79,139,957

Expenses
Management fee
Basic fee	$ 44,126,553
Performance adjustment	4,104,244
Transfer agent fees	5,405,074
Accounting and security lending fees	1,236,207
Custodian fees and expenses	263,653
Independent trustees' compensation	33,960
Audit	76,591
Legal	19,261
Interest	60,939
Miscellaneous	57,580
Total expenses before reductions	55,384,062
Expense reductions	(328,583)	55,055,479
Net investment income (loss)		24,084,478
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	648,816,824
Foreign currency transactions	(112,827)
Total net realized gain (loss)		648,703,997
Change in net unrealized appreciation (depreciation) on: Investment securities	876,320,034
Assets and liabilities in foreign currencies	3,518
Total change in net unrealized appreciation (depreciation)		876,323,552
Net gain (loss)		1,525,027,549
Net increase (decrease) in net assets resulting from operations		$ 1,549,112,027

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2015	For the period November 7, 2013 (commencement of operations) to July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,084,478	$ 20,153,236
Net realized gain (loss)	648,703,997	37,350,557
Change in net unrealized appreciation (depreciation)	876,323,552	811,495,602
Net increase (decrease) in net assets resulting from operations	1,549,112,027	868,999,395
Distributions to shareholders from net investment income	(23,623,473)	(7,849,502)
Distributions to shareholders from net realized gain	(69,954,848)	-
Total distributions	(93,578,321)	(7,849,502)
Share transactions - net increase (decrease)	(2,451,650,515)	7,030,919,966
Total increase (decrease) in net assets	(996,116,809)	7,892,069,859

Net Assets
Beginning of period	7,892,069,859	-
End of period (including undistributed net investment income of $12,115,675 and undistributed net investment income of $11,955,287, respectively)	$ 6,895,953,050	$ 7,892,069,859

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Blue Chip Growth

Years ended July 31,	2015	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.18	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	.02
Net realized and unrealized gain (loss)	2.27	1.17
Total from investment operations	2.30	1.19
Distributions from net investment income	(.02)	(.01)
Distributions from net realized gain	(.10)	-
Total distributions	(.12)	(.01)
Net asset value, end of period	$ 13.36	$ 11.18
Total ReturnB, C	20.74%	11.90%
Ratios to Average Net Assets E, H
Expenses before reductions	.79%	.74%A
Expenses net of fee waivers, if any	.78%	.74%A
Expenses net of all reductions	.78%	.74%A
Net investment income (loss)	.20%	.26%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,831,293	$ 3,288,708
Portfolio turnover rate F	57%	67% A, I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 7, 2013 (commencement of operations) to July 31, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of long-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2015	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.19	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.03
Net realized and unrealized gain (loss)	2.28	1.17
Total from investment operations	2.33	1.20
Distributions from net investment income	(.04)	(.01)
Distributions from net realized gain	(.10)	-
Total distributions	(.14)	(.01)
Net asset value, end of period	$ 13.38	$ 11.19
Total ReturnB, C	21.00%	12.03%
Ratios to Average Net Assets E, H
Expenses before reductions	.62%	.57%A
Expenses net of fee waivers, if any	.62%	.57%A
Expenses net of all reductions	.62%	.57%A
Net investment income (loss)	.37%	.43%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,064,661	$ 4,603,361
Portfolio turnover rate F	57%	67% A, I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 7, 2013 (commencement of operations) to July 31, 2014.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of long-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Series Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Blue Chip Growth and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$195,903,458	Adjusted transaction price	Proxy movement	2.0%	Increase
		Black scholes	Discount for lack of marketability	10.0%	Decrease
		Last transaction price	Transaction price	$0.15 - $120.93 /$36.93	Increase
		Market comparable	Discount rate	10.0% - 30.0% /17.3%	Decrease
			EV/Sales multiple	2.2 - 7.4 / 6.1	Increase
			EV/GMV multiple	0.4	Increase
			Premium rate	15.0%	Increase
			P/E multiple	14.0	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of

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3. Significant Accounting Policies - continued

Investment Valuation - continued

July 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,787,786,693
Gross unrealized depreciation	(135,156,179)
Net unrealized appreciation (depreciation) on securities	$ 1,652,630,514

Tax Cost	$ 5,410,390,540

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 46,282,335
Undistributed long-term capital gain	$ 617,763,981
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,652,637,401

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 93,578,321	$ 7,849,502

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $4,487,720,147 and $6,975,906,724, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Blue Chip Growth as compared to its benchmark index, the Russell 1000® Growth Index, over the same 36 month performance period. The Fund's performance adjustment took effect in November, 2014. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Blue Chip Growth. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Blue Chip Growth	$ 5,405,074.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation

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5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions - continued

(depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $71,196 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 63,812,129.35%		$ 42,897

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $13,651.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11,771 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency

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Notes to Financial Statements - continued

7. Security Lending - continued

or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,974,795. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $299,429,333. The weighted average interest rate was .72%. The interest expense amounted to $18,042 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $249,348 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $29,785 and a portion of class-level operating expenses as follows:

Amount
Series Blue Chip Growth	$ 49,450

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014 A
From net investment income
Series Blue Chip Growth	$ 6,705,207	$ 2,859,214
Class F	16,918,266	4,990,288
Total	$ 23,623,473	$ 7,849,502
From net realized gain
Series Blue Chip Growth	$ 29,046,969	$ -
Class F	40,907,879	-
Total	$ 69,954,848	$ -

A For the period November 7, 2013 (commencement of operations) to July 31 2014.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2015	2014 A	2015	2014 A
Series Blue Chip Growth
Shares sold	26,920,810	343,560,306 B	$ 331,819,807	$ 3,450,544,092 B
Reinvestment of distributions	3,044,141	280,041	35,752,176	2,859,214
Shares redeemed	(112,224,694)	(49,687,546)	(1,422,685,058)	(532,601,253)
Net increase (decrease)	(82,259,743)	294,152,801	$ (1,055,113,075)	$ 2,920,802,053
Class F
Shares sold	62,307,299	468,726,617 B	$ 764,020,110	$ 4,729,291,768 B
Reinvestment of distributions	4,922,720	488,765	57,826,145	4,990,288
Shares redeemed	(174,704,050)	(57,863,142)	(2,218,383,695)	(624,164,143)
Net increase (decrease)	(107,474,031)	411,352,240	$ (1,396,537,440)	$ 4,110,117,913

A For the period November 7, 2013 (commencement of operations) to July 31,2014.

B Amount includes in-kind exchanges.

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Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from November 7, 2013 (commencement of operations) to July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Blue Chip Growth Fund as of July 31, 2015, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and for the period from November 7, 2013 (commencement of operations) to July 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 24, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Blue Chip Growth Fund, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities; and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series Blue Chip Growth	09/14/15	09/11/15	$0.015	$1.298
Class F	09/14/15	09/11/15	$0.030	$1.298

Series Blue Chip Growth and Class F hereby designate as a capital gain dividend with respect to the taxable year ended July 31, 2015, $617,763,981, or, if subsequently determined to be different, the net capital gain of such year.

Series Blue Chip Growth designates 78% and 100%; Class F designates 69% and 85%; of the dividends distributed in September and December, 2015 as indicated in the Corporate Qualifying memo distributed by the Tax department, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Series Blue Chip Growth designates 84% and 100%; Class F designates 75% and 94%; of the dividends distributed in September and December, 2015 as indicated in the Qualified Dividend memo distributed by the Tax department, respectively during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Series Blue Chip Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month period shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Blue Chip Growth Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

XS1-ANN-0915
1.967985.101

Item 2. Code of Ethics

As of the end of the period, July 31, 2015, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Series Blue Chip Growth Fund, Fidelity Series Real Estate Equity Fund, Fidelity Series Real Estate Income Fund, and Fidelity Series Small Cap Opportunities Fund (the "Funds"):

Services Billed by Deloitte Entities

July 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$51,000	$-	$5,300	$4,700
Fidelity OTC Portfolio	$47,000	$-	$5,800	$3,300
Fidelity Real Estate Income Fund	$160,000	$-	$7,600	$1,600
Fidelity Series Blue Chip Growth Fund	$48,000	$-	$6,800	$2,400
Fidelity Series Real Estate Equity Fund	$39,000	$-	$5,800	$900
Fidelity Series Real Estate Income Fund	$76,000	$-	$6,300	$800
Fidelity Series Small Cap Opportunities Fund	$59,000	$-	$5,900	$1,800

July 31, 2014 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$52,000	$-	$5,300	$4,200
Fidelity OTC Portfolio	$44,000	$-	$5,800	$2,600
Fidelity Real Estate Income Fund	$154,000	$-	$6,800	$1,400
Fidelity Series Blue Chip Growth Fund	$38,000	$-	$5,000	$1,400
Fidelity Series Real Estate Equity Fund	$38,000	$-	$5,800	$800
Fidelity Series Real Estate Income Fund	$74,000	$-	$5,800	$700
Fidelity Series Small Cap Opportunities Fund	$47,000	$-	$4,800	$1,500

A Amounts may reflect rounding.

B Fidelity Series Blue Chip Growth Fund commenced operations on November 7, 2013.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund (the "Funds"):

Services Billed by PwC

July 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$52,000	$-	$5,800	$1,800
Fidelity Dividend Growth Fund	$67,000	$-	$5,000	$4,700
Fidelity Growth & Income Portfolio	$74,000	$-	$11,100	$4,400
Fidelity Leveraged Company Stock Fund	$56,000	$-	$4,400	$3,500
Fidelity Small Cap Growth Fund	$52,000	$-	$6,000	$2,100
Fidelity Small Cap Value Fund	$54,000	$-	$6,400	$2,700

July 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$51,000	$-	$3,400	$1,700
Fidelity Dividend Growth Fund	$66,000	$-	$4,400	$4,600
Fidelity Growth & Income Portfolio	$72,000	$-	$6,100	$4,200
Fidelity Leveraged Company Stock Fund	$56,000	$-	$4,500	$3,500
Fidelity Small Cap Growth Fund	$52,000	$-	$3,600	$2,200
Fidelity Small Cap Value Fund	$54,000	$-	$3,400	$2,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2015A	July 31, 2014A,B
Audit-Related Fees	$-	$355,000
Tax Fees	$-	$-
All Other Fees	$175,000	$745,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Blue Chip Growth Fund's commencement of operations.

Services Billed by PwC

	July 31, 2015A	July 31, 2014A
Audit-Related Fees	$4,480,000	$5,975,000
Tax Fees	$-	$50,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2015 A	July 31, 2014 A, B
PwC	$5,815,000	$7,230,000
Deloitte Entities	$595,000	$1,985,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Blue Chip Growth Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 28, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 28, 2015